UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


                                (AMENDMENT NO. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement      [_]  CONFIDENTIAL, FOR USE OF THE
                                           COMMISSION ONLY (AS PERMITTED
[_]  Definitive Proxy Statement            BY RULE 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12




                               SUCCESSORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     Common Stock, par value $.01 per share
________________________________________________________________________________
     Series A Convertible Preferred Stock, par value $.01 per share
________________________________________________________________________________
     Series B Convertible Preferred Stock, par value $.01 per share
________________________________________________________________________________
(2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     7,111,419 shares of Common Stock. The aggregate number of
     7,111,419 shares of Common Stock was calculated as follows: (i)
     9,910,984 shares of Common Stock outstanding, less (ii)
     2,799,565 shares of Common Stock held by certain shareholders of Registrant which have been contributed to the surviving company in exchange for equity in the surviving company.
________________________________________________________________________________
     0 shares of Series A Convertible Preferred Stock. The number of
     0 shares of Series A Convertible Preferred Stock was calculated as follows: 503,092 shares of Series A Convertible Preferred
     Stock outstanding, all of which are held by certain
     shareholders of Registrant and which have been contributed to the surviving company in exchange for equity in the surviving company.
________________________________________________________________________________
     1,667 shares of Series B Convertible Preferred Stock. The
     aggregate number of 1,667 shares of Series B Convertible
     Preferred Stock was calculated as follows: (i) 101,667 shares of Series B Convertible Preferred Stock outstanding, less (ii)
     100,000 shares of Series B Convertible Preferred Stock held by certain shareholders of Registrant which have been contributed to the surviving company in exchange for equity in the
     surviving company.
________________________________________________________________________________
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

     The filing fee of $198.59 was calculated by multiplying .0000809 by the sum of (i) the proposed cash payment of $2,133,425.70 for
     7,111,419 shares of Common Stock, par value $0.01 per share at
     $0.30 per share and (ii) the proposed cash payment of $25,188.37 for 1,667 shares of Series B Convertible Preferred Stock, par value $0.01 per share at $15.00 per share, plus all accrued and unpaid dividends.
________________________________________________________________________________
(4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
     $2,158,614.07
________________________________________________________________________________
(5)  TOTAL FEE PAID:
     $198.59
________________________________________________________________________________
[X]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  AMOUNT PREVIOUSLY PAID:

________________________________________________________________________________
     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

________________________________________________________________________________
     (3)  FILING PARTY:

________________________________________________________________________________
     (4)  DATE FILED:

________________________________________________________________________________

                           [SUCCESSORIES LETTERHEAD]

To the Shareholders of Successories, Inc.:

         You are cordially invited to attend a special meeting of the shareholders of Successories, Inc. to be held on ____________, 2003 at _______, local time, at our corporate headquarters, 2520 Diehl Road, Aurora, Illinois 60504.

         At the special meeting, you will be asked to approve and adopt a merger agreement which provides for the merger of Successories, Inc. into S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, the Chairman of our board, members of his family and Howard I. Bernstein, a member of our board. In connection with the merger, you will be entitled to receive $0.30 in cash for each share of common stock that you own and $15.00, plus all accrued and unpaid dividends, for each share of series B convertible preferred stock that you own, in each case, without interest, subject to any applicable withholding taxes and exclusive of any shares for which you properly exercise statutory dissenters' rights.

         We urge you to read the accompanying proxy statement carefully. It describes the merger in detail and includes a copy of the merger agreement as Appendix A.

         A special committee comprised solely of independent directors of Successories, Inc. was formed by our board of directors to analyze, consider and negotiate the terms of the merger and to make a recommendation to the entire board of directors as to whether or not to adopt the merger agreement. In making its recommendation, the special committee considered a variety of factors which are described in the accompanying proxy statement. In addition, the special committee received the written opinion of Duff & Phelps, LLC that, as of February 13, 2003, the consideration to be received by you in the merger is fair from a financial point of view. A copy of such fairness opinion is included as Appendix B to the accompanying proxy statement, which you should read carefully and in its entirety.

         Jack Miller, our Chairman, entities for his benefit and the benefit of members of his family, an affiliate of Jack Miller and Howard I. Bernstein, a member of our board (who held, in the aggregate, approximately 36% of the voting power of all of the outstanding voting shares of Successories (on an as-converted basis)), have contributed all of their shares of Successories common, series A convertible preferred and series B convertible preferred stock to S.I. Acquisition in exchange for membership interests in S.I. Acquisition. Under the merger agreement, S.I. Acquisition has agreed to vote all such contributed Successories shares to approve the merger agreement. These contributed Successories shares will not receive the cash consideration described above, but rather will be cancelled at the closing of the merger.

         AFTER CAREFUL CONSIDERATION, EACH OF OUR BOARD OF DIRECTORS, OUR DISINTERESTED DIRECTORS AND A SPECIAL COMMITTEE OF INDEPENDENT DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMEND THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER. Our board of directors, disinterested directors and special committee believe that the merger is fair, advisable and in the best interests of Successories and our unaffiliated shareholders.

         It is very important that your shares are represented at the special shareholders' meeting. Adoption of the merger agreement and approval of the merger require the affirmative vote of two-thirds of our outstanding shares of common, series A convertible preferred and series B convertible preferred stock (on an as-converted basis) entitled to vote, voting together as a single class. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you attend the special meeting, you may vote in person, even if you previously returned your proxy card. AN ABSTENTION OR FAILURE TO VOTE OR FAILURE TO SUBMIT A PROXY WILL HAVE THE SAME EFFECT AS VOTING "AGAINST" THE MERGER.

         PLEASE DO NOT SEND YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD. Promptly after the merger, a letter of transmittal will be mailed to you for use in surrendering your stock certificates.

         Thank you for your prompt attention to this important matter.

                                       Very truly yours,




                                       John C. Carroll
                                       Interim President and Chief Executive
                                       Officer and Chief Financial and Operating
                                       Officer

_________________, 2003

                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                                AURORA, IL 60504


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON __________, 2003

         Notice is hereby given that a special meeting of the shareholders of Successories, Inc. will be held at our corporate headquarters, 2520 Diehl Road, Aurora, Illinois 60504, on _________, _________ __, 2003 at __________, local time.

         A proxy card, proxy statement and postage-paid envelope are enclosed. At the special meeting, you will asked to consider and vote upon the following matters:

         1. To approve and adopt the Agreement and Plan of Merger, dated February 13, 2003, between Successories, Inc. and S.I. Acquisition LLC. Under the terms of the merger agreement, Successories, Inc. will merge with and into S.I. Acquisition LLC, with S.I. Acquisition LLC surviving the merger. You will be entitled to receive $0.30 for each share of our common stock that you own and $15.00 plus all accrued and unpaid dividends for each share of our series B convertible preferred stock that you own, in cash and without interest and subject to any applicable withholding taxes, other than shares for which you properly exercise statutory dissenters' rights. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement; and


         2. To grant discretionary authority to the attorneys and proxies appointed to consider, act upon and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof, including, without limitation, the right to adjourn or postpone the special meeting in order to solicit additional proxies. We are currently unaware of any other business to come before the special meeting.


         Only those shareholders of record at the close of business on __________, 2003 are entitled to the notice hereof and to attend and vote at the special meeting, and any adjournments or postponements of the special meeting. The accompanying proxy statement and proxy card are first being sent to our shareholders on or about __________, 2003.

         Please read the proxy statement and other materials concerning Successories, Inc. and the merger which are mailed with this notice for a more complete statement regarding the proposal to be acted upon at the special meeting.

         AFTER CAREFUL CONSIDERATION, EACH OF OUR BOARD OF DIRECTORS, OUR DISINTERESTED DIRECTORS AND A SPECIAL COMMITTEE, COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS, UNANIMOUSLY DETERMINED THAT THE MERGER IS FAIR AND ADVISABLE TO, AND IN THE BEST INTERESTS OF, SUCCESSORIES AND OUR UNAFFILIATED SHAREHOLDERS, APPROVED AND ADOPTED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

         Regardless of whether you plan to attend the special meeting, please sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope. Your failure to vote will have the same effect as a vote "AGAINST" the merger. You may revoke your proxy at any time prior to the special meeting. If you attend the special meeting and vote by ballot, your proxy will be revoked and only your vote at the special meeting will be counted.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                       By Order of the Board of Directors,


                                       John C. Carroll
                                       Interim President and Chief Executive
                                       Officer and Chief Financial and Operating
                                       Officer

Aurora, Illinois
_____________, 2003

                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                                AURORA, IL 60504

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON _______________ __, 2003

         The board of directors of Successories, Inc. and the members of S.I. Acquisition LLC have agreed on a merger of Successories, Inc. with and into S.I. Acquisition LLC. This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation by the board of directors of Successories, Inc. of proxies for use at the special meeting of our shareholders to be held at our corporate headquarters, 2520 Diehl Road, Aurora, Illinois 60504, on _______________ __, 2003, at ________, local time, or at any postponements or adjournments thereof.

         At the special meeting, our shareholders will be asked to approve the Agreement and Plan of Merger, dated as of February 13, 2003, between Successories, Inc. and S.I. Acquisition LLC. Consummation of the merger will result in:

         o Successories, Inc. merging with and into S.I. Acquisition LLC, with S.I. Acquisition LLC being the surviving company.

         o You will be entitled to receive $0.30 for each share of our common stock that you own and $15.00 plus all accrued and unpaid dividends for each share of our series B convertible preferred stock that you own, in cash and without interest and subject to any applicable withholding taxes, other than shares for which you properly exercise statutory dissenters' rights and other than shares of our common, series A convertible preferred and series B convertible preferred stock held by S.I. Acquisition LLC.

         o You will no longer have an ownership interest in Successories and you will not participate in any potential future earnings or growth of Successories; similarly, you will not bear the risk of any losses incurred in the continued operation of Successories and any future decrease in its value.

         o The Over-the-Counter Bulletin Board will cease quoting our common stock, and we will no longer be a reporting company under the Securities Exchange Act of 1934, as amended.

         Successories cannot complete the merger without the approval of its shareholders. Approval of the merger agreement requires the affirmative vote of at least two-thirds of the outstanding shares of our common, series A convertible preferred and series B convertible preferred stock (on an as-converted basis) entitled to vote, voting together as a single class.

         Each of our board of directors, our disinterested directors and an independent special committee of the Board has unanimously approved and adopted the merger agreement, has declared the merger fair and advisable to, and in the best interests of, Successories and our unaffiliated shareholders, and recommend that you vote "FOR" adoption of the merger agreement and approval of the merger.

         This proxy statement and the accompanying proxy card are first being mailed or otherwise distributed to our shareholders on or about _______________ __, 2003.

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

SUMMARY TERM SHEET............................................................1

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING................8

SUCCESSORIES SELECTED HISTORICAL FINANCIAL DATA..............................11

MARKET AND MARKET PRICE......................................................12

NUMBER OF SHAREHOLDERS.......................................................13

DIVIDENDS....................................................................13

FORWARD LOOKING STATEMENTS...................................................13

THE SPECIAL MEETING..........................................................14

         General  ...........................................................14

         Matters to Be Considered at the Special Meeting.....................14

         Recommendation of the Board of Directors, Disinterested Directors
              and Special Committee..........................................14

         Record Date; Quorum; Vote Required..................................14

         Voting of Proxies; Revocation.......................................15

         Solicitation of Proxies and Expenses................................16

         Adjournments........................................................16


         Availability of Independent Auditors................................17


         Annual Meeting......................................................17

THE PROPOSED MERGER..........................................................17

         General  ...........................................................17

         Recommendation of Our Board, Disinterested Directors and
              Special Committee..............................................17

         Merger Consideration................................................17

         The Participants....................................................18

         The Contributing Group..............................................18

SPECIAL FACTORS..............................................................19

         Generally...........................................................19

         Background of the Merger............................................20

         Reasons for the Merger and the Recommendation of
              the Special Committee, the Disinterested Directors and
                  the Board of Directors.....................................28


         Position of S.I. Acquisition and the Contributing Group as to the
              Fairness of the Merger.........................................33

         Opinion of Duff & Phelps, LLC.......................................34

         Forward Looking Information; Certain Projections....................41

         Purpose and Structure of the Merger.................................43

         Effects of the Merger...............................................44

         The Contributing Group's Financing of the Merger....................45

         Risks that the Merger will not be Completed.........................45

         Interests of Certain Persons in the Merger..........................46

         Estimated Fees and Expenses of the Merger...........................49

         Certain Material U.S. Federal Income Tax Consequences of the Merger.49

         Accounting Treatment of the Merger..................................51

         Certain Regulatory Matters..........................................51

         Dissenters' Rights..................................................51

THE MERGER AGREEMENT.........................................................53

         The Merger..........................................................53

         Effective Time of Merger............................................53

         Articles of Organization, Operating Agreement and Officers of
              New Successories as the Surviving Company......................53

         Conversion and Cancellation of Successories' Outstanding Stock......54

         Payment for Shares..................................................54

         Treatment of Stock Options..........................................55

         Representations and Warranties......................................55

         Conduct of Business Pending the Merger..............................56

         No Solicitation of Alternative Transactions.........................58

         Fees and Expenses...................................................58

         Indemnification and Insurance.......................................59

         Conditions to Completion of the Merger..............................59

         Termination of the Merger Agreement.................................60

         Payment of Fees and Expenses........................................60

         Extension, Waiver and Amendment of the Merger Agreement.............61

CERTAIN PURCHASES OF SUCCESSORIES COMMON STOCK...............................61

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............61

SHAREHOLDER PROPOSALS........................................................63

OTHER MATTERS................................................................63

INDEPENDENT ACCOUNTANTS......................................................63

WHERE YOU CAN FIND MORE INFORMATION..........................................63

APPENDIX A    AGREEMENT AND PLAN OF MERGER..................................A-1

APPENDIX B    FAIRNESS OPINION OF DUFF & PHELPS, LLC........................B-1

APPENDIX C    SECTION 11.70 -- ILLINOIS BUSINESS CORPORATION ACT............C-1


APPENDIX D    ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
              FEBRUARY 1, 2003..............................................D-1


APPENDIX E    QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER
              ENDED NOVEMBER 2, 2002........................................E-1

APPENDIX F    INFORMATION RELATING TO THE DIRECTORS AND EXECUTIVE OFFICERS
              OF SUCCESSORIES, INC. and S.I. ACQUISITION LLC AND THE
              MEMBERS OF THE CONTRIBUTING GROUP............................ F-1

                               SUMMARY TERM SHEET

         This summary term sheet highlights selected information from this proxy statement and does not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the other documents appended hereto and the other documents we refer to, for a more complete understanding of the merger. We have included page references in this summary term sheet to direct you to other places in this proxy statement where you can find a more complete description of the topics we discuss below. For purposes of this proxy statement: the terms "Successories," "we," "us," and "our" refer to Successories, Inc.; the term "S.I. Acquisition" refers to S.I. Acquisition LLC; the term "Contributing Group" refers to, collectively, Jack Miller, our Chairman, entities for his benefit and the benefit of members of his family, an affiliate of Jack Miller and Howard I. Bernstein, a director of Successories; the term "New Successories" refers to S.I. Acquisition LLC as the surviving company of the merger; the term "merger agreement" refers to the agreement and plan of merger by and between Successories and S.I. Acquisition; and the term "common and preferred stock" means, collectively, our common stock, series A convertible preferred stock and series B convertible preferred stock.

THE MERGER

The Companies (see page 18)

         SUCCESSORIES, INC.
         2520 Diehl Road
         Aurora, IL  60504
         (630) 820-7200

         Successories, Inc. designs, manufactures and markets a diverse range of motivational and self-improvement products, most of which are Successories' own proprietary designs. Successories' products include distinctive lines of wall decor, desktop accessories, books and stationery, and personalized gifts and awards. Successories' personnel create proprietary art work and designs that can be used in conjunction with a wide variety of products. Successories will also customize its products to fulfill customers' special needs.

         Successories' products are marketed primarily under its Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), two joint venture retail stores, sales to franchisees, and wholesale distribution channels. Successories' products are marketed primarily to businesses.

         S.I. ACQUISITION LLC
         c/o The Benida Group, LLC
         485 Half Day Road, Suite 200
         Buffalo Grove, IL 60089
         (847) 883-9700

         S.I. Acquisition LLC, an Illinois limited liability company, is a privately held company which was formed principally for the benefit of the Contributing Group solely for the purpose of effectuating the merger agreement and other transactions contemplated thereby. On February 13, 2003, each member of the Contributing Group contributed all of his, her or its respective shares of our common and preferred stock to S.I. Acquisition. In exchange for the contribution of such Successories shares of stock, the Contributing Group received all of the outstanding membership interests of S.I. Acquisition. Giving effect to all of the contributions of Successories common and preferred stock to S.I. Acquisition by the members of the Contributing Group, S.I. Acquisition presently owns approximately 28% of our outstanding common stock, 100% of our outstanding series A convertible preferred stock and approximately 98% of our series B convertible preferred stock, comprising approximately 36% of the voting power of all of the outstanding voting shares of Successories (on an as-converted basis).

         S.I. Acquisition has joined in the filing of Schedule 13e-3 of which this proxy statement is a part. All statements in this proxy statement regarding S.I. Acquisition are, therefore, statements of S.I. Acquisition. All determinations as to S.I. Acquisition's position as to the merger and the reasons for the merger have been made in the first instance by S.I. Acquisition's management.

Recommendations of Our Board of Directors and Disinterested Directors (see page
14)

         Since two members of our board are affiliated with S.I. Acquisition, our board formed a special committee of independent directors to evaluate, negotiate and, if deemed appropriate, recommend the merger and the terms and conditions of the merger agreement to the entire board. The members of the special committee are Leslie Nathanson Juris and Larry Hodges. The special committee consists solely of independent directors who are not members, officers or employees of S.I. Acquisition or Successories, and who have no financial interest in the completion of the proposed merger different from our shareholders, other than as disclosed on pages 43 to 46.

         In addition to the special committee, the disinterested directors separately and unanimously approved the merger agreement and the merger. The disinterested directors are comprised of Arnold Anderson, R. Scott Morrison, Jr. and the members of the special committee. As set forth below in "Background of the Merger", each of Messrs. Anderson and Morrison had at one time considered participating with the Contributing Group or another prospective buy-out group, but ultimately did not participate in any such group. However, because of the foregoing, Messrs. Anderson and Morrison were not nominated to the special committee at the time of its formation. At the time of the disinterested directors' vote, Messrs. Anderson and Morrison had no financial interest in the completion of the proposed merger different from our shareholders, other than as disclosed on pages 43 to 46.

         Each of our board, our disinterested directors and the special committee has unanimously determined that the merger agreement and the proposed merger are fair and advisable to, and in the best interests of, Successories and its unaffiliated shareholders. Each of the special committee, the board and the disinterested directors unanimously recommends the adoption of the merger agreement and the approval of the merger by Successories' shareholders.

         In deciding to approve the terms of the merger agreement and the merger, one factor the special committee considered was the opinion of Duff & Phelps, LLC, the special committee's financial advisor ("Duff & Phelps"). Duff & Phelps concluded that the consideration to be received pursuant to the merger agreement was fair, from a financial point of view, to the unaffiliated Successories shareholders. The complete Duff & Phelps opinion, dated February 13, 2003, including applicable limitations and assumptions, describes the basis for the opinion and is attached as Appendix B to this proxy statement.

         Accordingly, our board has approved the merger agreement and the merger and recommends that you vote "FOR" adoption of the merger agreement and approval of the merger.


Recommendations of S.I. Acquisition and Each Member of the Contributing Group (see page 31)

         The rules of the SEC require that S.I. Acquisition and each member of the Contributing Group express their respective beliefs as to the fairness of the merger agreement and the proposed merger to Successories' unaffiliated shareholders. S.I. Acquisition and the Contributing Group members were not part of, and did not participate in the deliberations of, the special committee; however, as directors of Successories, Jack Miller and Howard I. Bernstein, each of whom has a direct or indirect beneficial interest in S.I. Acquisition and the Contributing Group, participated in the deliberations of the board.

Based on their respective beliefs regarding the reasonableness of the conclusions and analyses of the special committee, the disinterested directors and the board, S.I. Acquisition and each member of the Contributing Group adopted the analyses and conclusions underlying the special committee's and the board of directors' fairness determination and believe that the merger consideration is substantively and procedurally fair to Successories' unaffiliated shareholders.


Purpose of the Merger (see page 41)

         The purpose of the merger is: to take Successories private and remove it from public company reporting requirements; to permit our shareholders to receive cash at a premium over recent market prices for their shares; and to enable S.I. Acquisition to obtain 100% ownership of Successories.

Effects of the Merger (see pages 42 to 43)

         The merger is a "going-private" transaction for Successories. Upon consummation of the merger, New Successories will be a privately held company. Accordingly, our shareholders will not have the opportunity to participate in the earnings or growth of New Successories, if any, after the merger and will not have any right to vote on company matters. Similarly, the Contributing Group will bear the risk of any losses incurred in the operation of New Successories and any decrease in its value. The reason the acquisition has been structured as a merger is to effect a prompt transfer of ownership of Successories from our shareholders to S.I. Acquisition and to provide our shareholders with cash for their shares or the right to receive the "fair value" for their shares if they exercise and perfect their dissenters' rights under Illinois law. As a result of the merger, there will be no public market for Successories common stock. When we complete the merger, our common stock will no longer be quoted or traded on any market, and will no longer be registered under the Securities Exchange Act of 1934, as amended.

Interests of Our Directors and Executive Officers in the Merger (see pages 43 to
46)

         In considering the recommendation of our board, the disinterested directors or the special committee, you should be aware that our executive officers and members of our board have interests in the merger that are in addition to, or different from, the interests of our shareholders generally and that create potential conflicts of interest. These interests include:

         o Jack Miller, Chairman of our board, is the principal owner of S.I. Acquisition, and Howard I. Bernstein, a member of our board, is also an owner of S.I. Acquisition, and each will continue to have an equity interest in New Successories after the merger and will participate in any future earnings, growth or losses of New Successories;

         o        Jack Miller and Howard I. Bernstein have contributed to S.I.
                  Acquisition all of their respective Successories shares of preferred and common stock in exchange for membership interests in S.I. Acquisition;

         o Arnold Anderson, a member of our board and a founder of Successories, will continue to be employed by New Successories after the merger; and

         o S.I. Acquisition has agreed to continue existing director and officer indemnification arrangements after the merger, including the continuation of our existing director and officer insurance coverage for a period of six years after the merger.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting, and Proposal to be Considered (see page 14)

         The special meeting of shareholders of Successories will be held on ________ __, 2003 at ________, local time, at our corporate headquarters, 2520 Diehl Road, Aurora, Illinois 60504. At the special meeting, our shareholders will consider and vote upon a proposal to adopt the merger agreement and to approve the merger of Successories with and into S.I. Acquisition.

Record Date for Voting (see page 14)

         Only our shareholders of record at the close of business on _________ __, 2003 are entitled to notice of and to vote at the special meeting. On that date, there were approximately 549 holders of record of our common stock, one holder of record of our series A convertible preferred stock and two holders of record of our series B convertible preferred stock, with 9,910,984 shares of our common stock, 503,092 shares of our series A convertible preferred stock and 101,667 shares of our series B convertible preferred stock outstanding. [WILL BE UPDATED WITH RECORD DATE INFORMATION PRIOR TO MAILING.]

Vote Required for Approval (see pages 14 to 15)

         The affirmative vote of the holders of two-thirds in voting power of all outstanding shares of our common and preferred stock (voting on an as-converted basis and together as a single class) is required for the adoption of the merger agreement and approval of the merger. Presently, S.I. Acquisition has committed to vote its shares of common and preferred stock of Successories to approve the merger and adopt the merger agreement. Based upon the Contributing Group's contribution of all of their Successories common and preferred stock to S.I. Acquisition, S.I. Acquisition holds approximately 36% of the voting power of all of the outstanding voting shares of Successories (on an as-converted basis). A separate vote of our unaffiliated shareholders, which would exclude S.I. Acquisition, is not required under Illinois law. Abstentions and broker non-votes will have the effect of a vote "AGAINST" the adoption of the merger agreement and approval of the merger.

         You should complete, date and sign your proxy card and mail it in the enclosed return envelope as soon as possible so that your shares are represented at the meeting, even if you plan to attend the meeting in person. Unless you specify to the contrary, all of your shares represented by valid proxies will be voted "FOR" the approval and adoption of the merger agreement and the merger. If your shares are held in "street name" by your broker, your broker will vote your shares, but only if you provide instructions on how to vote. You should follow the procedures provided by your broker regarding the voting of your shares.

Revoking Your Proxy (see pages 15 to 16)

         Until voting has already occurred at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

         o        delivering a proxy of a later date in person or by mail;

         o sending a written notice to the person to whom you submitted your proxy, stating that you would like to revoke your proxy; for proxies returned to us, the notice should be submitted to Gregory J. Nowak, our corporate secretary and general counsel;

         o if you have instructed your broker to vote your shares, by following the directions received from your broker to change those instructions; or

         o unless you have voted through your broker, by attending the meeting and voting in person. Your attendance at the meeting will not, by itself revoke your proxy; you must vote in person at the meeting.

THE MERGER AGREEMENT

         The merger agreement is attached to this proxy statement as Appendix A.

Conditions to the Merger (see pages 56 to 57)

         The obligations of Successories and S.I. Acquisition are subject to the satisfaction of a number of conditions, including:

         o the merger agreement must be adopted and the merger must be approved by the affirmative vote of the holders of two-thirds in voting power of all outstanding shares of our common and preferred stock (on an as-converted basis), voting together as a single class;

         o the parties' respective representations and warranties in the merger agreement must be true, subject to materiality exceptions;

         o the parties must have complied with their respective covenants; and

         o the absence of any court order or injunction or other legal restraint or prohibition preventing the consummation of the merger.

Termination of the Merger Agreement (see pages 57 to 58)

         The merger agreement may be terminated, and the merger may be abandoned, at any time prior to the effective time of the merger, whether before or after adoption of the merger agreement and approval of the merger by our shareholders:

         o        by mutual written consent of Successories and S.I.
                  Acquisition;

         o by either party if the effective time of the merger does not occur on or before November 13, 2003, so long as the failure to complete the merger is not the result of the failure of the terminating party to fulfill any of its obligations under the merger agreement;

         o by either party if any government action prohibits the completion of the merger;

         o by either party if the other party breaches any of its representations, warranties or covenants in the merger agreement in a material way and fails to cure the breach; or

         o by S.I. Acquisition if the Successories board endorses a "superior offer" from a third party (as described in the merger agreement) or withdraws its support of the merger and merger agreement.

Amending the Terms of the Merger (see page 58)

         Successories and S.I. Acquisition may jointly amend the terms of the merger. However, after you approve the merger, you must approve any amendment if required by law.

Expenses (see page 56)

         Although each of Successories and S.I. Acquisition will bear its own expenses in connection with the merger, Successories and S.I. Acquisition will share equally in all printing and mailing expenses, all governmental filing fees and all fees and expenses related to communication with our shareholders, up to a maximum of $25,000 for S.I. Acquisition. If the merger agreement terminates for any reason other than by mutual consent, governmental intervention, the inability to obtain the requisite shareholder vote of Successories' common and preferred shareholders or a breach of a representation, warranty or covenant by S.I. Acquisition, we must pay for the reasonable, out-of-pocket expenses incurred by S.I. Acquisition in connection with the merger, up to a maximum of $150,000.

Dissenters' Rights (see pages 48 to 50)

         Holders of our common or preferred stock who object to the merger may elect to pursue their dissenters' rights to receive the statutorily determined "fair value" of their shares, which could be more or less than the per share merger consideration to be received by such shareholders. In order to qualify for these rights, you must comply with the Illinois law procedures for exercising dissenters' rights.

         S.I. Acquisition's obligation to effect the merger is subject to the condition that dissenters' rights are exercised by the holders of no more than 15% of our outstanding common stock.

         Any Successories shareholder who wishes to exercise dissenters' rights must not vote in favor of the merger agreement and must comply with all of the procedural requirements provided under Illinois law. The procedures are summarized in greater detail in "Special Factors -- Dissenters' Rights" beginning on page 51, and the relevant text of the dissenters' rights statute is attached as Appendix C to this proxy statement. We encourage you to read the statute carefully and to consult with legal counsel if you desire to exercise your dissenters' rights.

Payment to Our Shareholders (see pages 17 to 18 and pages 51 to 52)


         Upon completion of the merger, each outstanding share of our common stock will be converted into the right to receive $0.30 in cash, and each outstanding share of our series B convertible preferred stock will be converted into the right to receive $15.00 plus all accrued and unpaid dividends in cash, except for shares subject to validly asserted dissenters' rights and shares of our common and preferred stock owned by S.I. Acquisition. For example, if you own 100 shares of our common stock, you will be entitled to receive $30.00 upon the surrender of your certificate for those shares. In addition, each outstanding option to acquire shares of our common stock will be cancelled and converted into the right to receive the amount by which $0.30 exceeds the applicable option exercise price. All of Successories' outstanding options to purchase common stock have exercise prices greater than $0.30 per share and are therefore "out of the money" and will be cancelled without any payment. However, under the terms of an amendment to our credit facility and a separate fee agreement with our primary lender, The Provident Bank (the "Bank"), at the closing of the merger, warrants held by the Bank to purchase 522,464 shares of Successories' common stock will be purchased by Successories for a purchase price equal to 2% of our Gross Sales Price. "Gross Sales Price" is defined in the fee agreement to mean an amount equal to the total consideration received or to be received by either Successories (or any of its subsidiaries) or the Successories' shareholders as a result of a sale or merger of Successories.


Certain Material U.S. Federal Income Tax Consequences (see pages 47 to 48)

         The receipt by our shareholders of $0.30 in cash for each share of our common stock and $15.00 plus accrued and unpaid dividends for each share of our series B convertible preferred stock exchanged in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, any gain or loss realized by a shareholder in the merger will be capital gain or loss if such shareholder held the shares as a "capital asset" at the time of the merger, and will be long-term capital gain or loss if the shares giving rise to the recognized gain or loss have been held for more than one year. Otherwise, the capital gain or loss will be short term. In the case of shareholders who are individuals, long-term capital gain is generally subject to tax at a reduced rate. The use of capital losses is subject to certain limitations.

         We urge all shareholders to consult their own tax advisors regarding the specific federal and state tax consequences that may result from their individual circumstances, as well as any foreign, local and other tax consequences from the disposition of their shares in the merger.

Regulatory Approvals (see page 48)

         The merger is not subject to any regulatory approvals.

Financing of the Merger (see page 43)

         The total amount of funds required to consummate the merger is estimated to be approximately $2.16 million. The merger is not conditioned on any financing arrangements. Under the terms of S.I. Acquisition's operating agreement, Jack Miller has agreed to contribute to S.I. Acquisition, prior to the closing of the merger, an amount sufficient to close the merger, including, without limitation, the aggregate merger consideration. S.I. Acquisition has in turn covenanted to us in the merger agreement that, prior to the effective time of the merger, it will deposit into a segregated exchange fund cash sufficient to satisfy its obligation to pay the aggregate merger consideration after the closing of the merger. Additionally, Jack Miller has personally and irrevocably guaranteed to Successories that he will deposit such funds if S.I. Acquisition does not do so.

Our Financial Advisor Believes That the Transaction Is Fair to Our Unaffiliated Shareholders From a Financial Point of View (see pages 32 to 39)

         In deciding to approve the merger and the merger agreement, the special committee of our board considered, among various other factors described below, the opinion of Duff & Phelps, its financial advisor. On February 13, 2003, Duff & Phelps delivered its opinion to the effect that, as of such date and based upon and subject to the matters stated in the opinion, the consideration our unaffiliated shareholders will receive in the merger was fair from a financial point of view. The full text of the written opinion, dated February 13, 2003, which describes assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to this proxy statement. We urge you to read this opinion in its entirety.

         In consideration for services rendered in connection with the transactions contemplated by the merger agreement, we paid Duff & Phelps a consulting fee of $50,000. In addition, we have agreed to pay a transaction fee upon the closing of the merger equal to 3.5% of the Consideration (as defined in the Duff & Phelps engagement letter), which fee will be not less than $400,000. Duff & Phelps shall credit the consulting fee against the transaction fee. We have also agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses and to indemnify Duff & Phelps against certain liabilities.

                           QUESTIONS AND ANSWERS ABOUT
                       THE MERGER AND THE SPECIAL MEETING

Q:       WHAT AM I BEING ASKED TO VOTE ON? WHAT IS THE PROPOSED TRANSACTION?

A: We are asking you to vote on the approval and adoption of a merger agreement that provides for the merger of Successories, Inc. with and into S.I. Acquisition LLC. If the merger agreement is adopted and approved by the shareholders and the merger is consummated, Successories will no longer be a publicly held corporation, you no longer will have any ownership interest in Successories, and you will not participate in any potential future earnings and growth of Successories.

Q:       WHAT WILL I RECEIVE IN THE MERGER?

A: If the merger is completed and you do not exercise your dissenters' rights under Illinois law, you will receive $0.30 in cash for each share of our common stock that you own and $15.00 plus all accrued and unpaid dividends for each share of our series B convertible preferred stock that you own (which we refer to together as the "merger consideration"). S.I. Acquisition will not receive the merger consideration for the shares of our common and preferred stock that it owns. Each such share owned by S.I. Acquisition will be cancelled at the closing of the merger.

Q:       WHO IS S.I. ACQUISITION LLC?

A: S.I. Acquisition is an Illinois limited liability company formed principally for the benefit of Jack Miller, the Chairman of our board, members of his family and Howard I. Bernstein, a member of our board. The Contributing Group has contributed their respective shares of our common and preferred stock to S.I. Acquisition in exchange for membership interests in S.I. Acquisition. Upon consummation of the merger, the Contributing Group shall be the sole owners of New Successories as the surviving company.

Q:       CAN I CHOOSE TO BECOME A MEMBER OF S.I. ACQUISITION?

A: No. The Contributing Group will comprise the only Successories' shareholders who will not receive the merger consideration and who will continue as owners of New Successories.

Q: WHAT KIND OF PREMIUM TO THE PRICE OF SUCCESSORIES COMMON STOCK IS IMPLIED BY THE MERGER CONSIDERATION?

A: The merger consideration for the common stock represents a premium of approximately (i) 77% over the $0.17 closing sale price for Successories' common stock as quoted on the Over-the-Counter Bulletin Board (the "OTCBB") on February 12, 2003, the last trading day before Successories announced that it had executed the merger agreement with S.I. Acquisition, (ii) 114% over the $0.14 closing sale price for our common stock as quoted on the OTCBB on February 5, 2003, one week before Successories announced the execution of the merger agreement and
         (iii) __% over the $_____ closing sale price for our common stock as quoted on the OTCBB on [insert date immediately prior to delivery of proxy].

Q:       WHAT WILL HAPPEN TO MY STOCK OPTIONS AND WARRANTS?

A: All outstanding stock options and warrants, whether or not then vested, will, as of the effective time of the merger, be cancelled and each holder will be entitled to receive a cash payment in an amount equal to the product of the (i) number of shares of Successories' common stock subject to such option or warrant, as the case may be, and (ii) excess, if any, of $0.30 over the exercise price per share subject or related to such option or warrant, for each cancelled option or warrant. Options or warrants with an exercise price equal to or greater than $0.30 per share will be cancelled at the effective time of the merger without any payment or other consideration therefor. There are no outstanding options or warrants with a per share exercise price less than $0.30. However, under the terms of an amendment to our credit facility and a separate fee agreement with our primary lender, at the closing of the merger, warrants held by the Bank to purchase 522,464 shares of Successories' common stock will be purchased by Successories for a purchase price equal to 2% of our Gross Sales Price.


Q:       DOES THE BOARD OF DIRECTORS RECOMMEND VOTING IN FAVOR OF THE MERGER?

A: Yes. After careful consideration, each of our entire board of directors, our disinterested directors and a special committee comprised of independent board members unanimously recommend that you vote to approve the merger and adopt the merger agreement.

Q:       WHY WAS THE SPECIAL COMMITTEE FORMED?

A: Certain Successories directors are part of the Contributing Group and have financial and other interests that are different from, and in addition to, your interests in the merger. Accordingly, our board concluded that, in order to protect the interests of our unaffiliated shareholders in evaluating and negotiating the merger agreement, a special committee of independent directors who are not officers or employees of Successories or S.I. Acquisition and who have no financial interest in the merger different from Successories' shareholders generally should be formed to perform those tasks and, if appropriate, recommend the merger and the terms of the merger agreement to the entire board.

Q: WHAT ARE THE CONSEQUENCES OF THE MERGER TO THE PRESENT MEMBERS OF MANAGEMENT AND THE BOARD OF DIRECTORS?

A: Jack Miller, our Chairman, will be the indirect sole manager of New Successories and will own, through entities for his benefit and the benefit of his family, approximately 96% of New Successories. Howard I. Bernstein, a board member, will own approximately 3% of New Successories. Like all other Successories' shareholders, members of our management and the board, other than members of the Contributing Group, will be entitled to receive $0.30 in cash for each share of our common stock that they own and $15.00 plus all accrued and unpaid dividends in cash for each share of series B convertible preferred stock that they own. Other than Mr. Arnold Anderson, who will continue as an employee of New Successories, the members of the special committee and the disinterested directors will have no role in the management of New Successories.

Q:       CAN THE MERGER AGREEMENT BE TERMINATED PRIOR TO THE CONSUMMATION OF THE
         MERGER?

A: Yes. The parties may agree to terminate the merger agreement at any time prior to the consummation of the merger. In addition, the merger agreement may be terminated by either Successories or S.I. Acquisition under certain other circumstances.

Q: WHAT HAPPENS IF THE MERGER AGREEMENT IS TERMINATED PRIOR TO THE CONSUMMATION OF THE MERGER?

A: Generally, if the merger agreement is terminated, there will be no liability on the part of Successories, S.I. Acquisition or any of their respective officers and directors. However, if the merger agreement is terminated under certain specified circumstances, Successories will be obligated to pay to S.I. Acquisition a termination fee equal to all of S.I. Acquisition's out-of-pocket expenses up to a maximum of $150,000.

Q:       WHAT WILL HAPPEN TO THE MARKET FOR SUCCESSORIES' COMMON STOCK AFTER THE
         MERGER?

A: At the effective time of the merger, trading in our common stock on the OTCBB will cease, and there will no longer be a public market for our common stock. Price quotations for Successories' common stock will no longer be available, and the registration of our common stock under the Securities Exchange Act of 1934, as amended, will be terminated.

Q:       WHY IS MY VOTE IMPORTANT?

A: The merger agreement must be approved by two-thirds of the voting power of all outstanding shares of our common and preferred stock entitled to vote (on an as-converted basis), voting together as a single class. If you do not return your proxy card or vote in person at the special meeting, it will have the same effect as a vote against the merger agreement.

Q:       WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: We are working to complete the merger during the second quarter of 2003. Because the merger is subject to various conditions, however, we cannot predict the exact timing.

Q:       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO ME?

A: The receipt of the merger consideration in exchange for your common or preferred stock surrendered in the merger will constitute a taxable transaction for federal income tax purposes. In general, if you surrender (i) common stock pursuant to the merger, you will recognize a gain or loss equal to the difference, if any, between $0.30 per share and your adjusted tax basis in that share of common stock, or (ii) series B convertible preferred stock pursuant to the merger, you will recognize a gain or a loss equal to the difference, if any, between $15.00 per share (plus all accrued and unpaid dividends) and your adjusted tax basis in that share of series B convertible preferred stock. We urge you to consult your own tax advisor regarding the specific tax consequences that may result from your individual circumstances as well as the foreign, state, local and other tax consequences of the surrender of shares in the merger. See "Special Factors--Certain Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 47.

Q:       HOW DO I VOTE?

A: Mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. You may also attend the meeting in person instead of submitting a proxy.

Q: IF MY SHARES ARE HELD IN STREET NAME BY MY BROKER, WILL MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the directions your broker provides.

Q:       WHAT IF I FAIL TO INSTRUCT MY BROKER?

A: If you fail to instruct your broker to vote your shares, it will have the same effect as a vote against the merger agreement. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:       CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

A: Yes. If you have not voted through your broker, there are three ways you can change your vote after you have sent in your proxy card:

         First, you may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy. For proxies returned to us, the notice should be submitted to Gregory
         J. Nowak, our corporate secretary and general counsel.

         Second, you may complete and submit a new proxy card. Any earlier dated proxies will be revoked automatically.

         Third, you may attend the special meeting and vote in person. However, simply attending the special meeting without voting in person will not revoke your proxy.

         If you have instructed your broker to vote your shares, you must follow directions you receive from such broker to change your vote.

Q:       SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After we complete the merger, instructions explaining how to exchange your shares of Successories common and preferred stock for the merger consideration will be sent to you.

Q:       WHAT IF I OPPOSE THE MERGER? AM I ENTITLED TO DISSENTERS' RIGHTS?

A: Yes. You are entitled to dissenters' rights in connection with the merger by properly complying with the requirements of Illinois law. For a more complete description of dissenters' rights, see the information under the caption "Special Factors--Dissenters' Rights" beginning on page 48.

         In addition, we have attached to this proxy statement the full text of the applicable provisions of Illinois law as Appendix C.

Q:       IS THE MERGER SUBJECT TO THE FULFILLMENT OF ANY CONDITIONS?

A: For the merger to occur, the merger agreement must be adopted by our shareholders. In addition, there are other conditions that must be satisfied. See "The Merger Agreement--Conditions to the Completion of the Merger" beginning on page 56.

Q:       WHO CAN I CALL WITH QUESTIONS?

A: If you have questions about the merger or how to submit your proxy card, or if you need additional copies of this proxy statement or the enclosed proxy card or additional voting instructions, please call John
         C. Carroll, our Interim President and CEO and Chief Financial and Operating Officer, at (630) 820-7200, extension 5685.

                 SUCCESSORIES SELECTED HISTORICAL FINANCIAL DATA


         Successories' selected historical financial data, presented below as of and for the two fiscal years ended February 1, 2003, is derived from the audited consolidated financial statements of Successories and its subsidiaries. Data as of and for the forty-six week period ended November 2, 2002 has been derived from the unaudited consolidated financial statements of Successories. Interim operating results are not necessarily indicative of the results that may be achieved for the entire year. The following selected historical financial data should be read in conjunction with Successories' most recent Annual Report on

Form 10-K and Quarterly Report on Form 10-Q, which are incorporated by reference in, and are included in, this proxy statement as Appendix D and Appendix E, respectively.


                                                          NINE MONTHS ENDED               FISCAL YEAR ENDED
                                                          -----------------               -----------------
                                                     NOVEMBER 2,     NOVEMBER 3,     FEBRUARY 1,     FEBRUARY 2,
                                                         2002            2001            2003            2002
                                                         ----            ----            ----            ----
                                                           (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
   Net product sales............................     $   23,602      $   26,050       $   32,134      $   34,996
   (Loss) income from operations................     $   (4,188)     $   (4,695)      $   (4,984)     $   (5,411)
   Income tax expense (benefit)                      $     (102)     $    1,000       $     (102)     $    4,573
   Net (loss) income............................     $   (4,233)     $   (6,166)      $   (5,103)     $  (10,804)
   Preferred stock dividends and accretion......           $165            $165       $      218      $      220
   (Loss) income available to common
      shareholders..............................     $   (4,398)     $   (6,331)      $   (5,321)     $  (11,024)
   (Loss) income per share--basic and diluted...     $    (0.46)     $    (0.69)      $    (0.56)     $    (1.19)
   Weighted-average number of common shares
      outstanding...............................      9,490,127       9,241,355        9,490,127       9,241,355

BALANCE SHEET DATA:
   Total assets.................................     $   12,111      $   21,298       $   10,725      $   15,961
   Total liabilities............................     $    3,183      $    3,501       $    3,490      $    3,296
   Total debt...................................     $    1,901      $    1,922       $    1,131      $    1,483
   Total stockholder's equity...................     $    7,027      $   15,875       $    6,104      $   11,182
   Book value per common share outstanding           $        0.44   $        1.41    $        0.34   $        0.91

CASH FLOW DATA:
   Net (decrease) increase in cash..............     $     (151)     $   (1,896)      $      (13)     $   (1,866)

         During fiscal year 2001, based on Successories' financial performance since [DATE] and the current challenging economic environment, Successories' management increased the valuation allowance associated with the deferred tax assets due to the reduced likelihood that all the benefits of the deferred tax asset related to the net operating loss (NOL) carryforwards would be fully utilized before they expire. The valuation allowance was increased to fully reserve for the deferred tax assets. Successories recorded an income tax expense of $4,873,000 in fiscal year 2001 to increase the valuation allowance associated with the deferred tax asset.


         We have not provided any pro forma data giving effect to the proposed merger as we do not believe such information is material to our shareholders in evaluating the merger agreement since the proposed merger consideration is all cash and, if the proposed merger is completed, our common stock would cease to be publicly traded.

         We have also not provided any separate financial information for S.I. Acquisition since this is an all cash transaction, and S.I. Acquisition is a newly organized entity formed solely in connection with the proposed merger and has no independent operations.

                             MARKET AND MARKET PRICE

         Our common stock is quoted on the OTCBB under the symbol "SECS.OB." On February 12, 2003, the last trading day before the announcement of the merger, the closing price for our common stock as quoted on the OTCBB was $0.17. The following table shows, for the periods indicated, the reported high and low bid prices per share of our common stock as quoted on the Nasdaq National Market through August 2, 2002, and subsequently by the OTCBB for the quarters indicated.

                                                    HIGH         LOW
FISCAL YEAR ENDED FEBRUARY 2, 2002.......
   First Quarter.........................          $2.35        $1.06
   Second Quarter........................           2.00         1.41
   Third Quarter.........................           1.41         0.36
   Fourth Quarter........................           1.00         0.21

FISCAL YEAR ENDED FEBRUARY 1, 2003.......
   First Quarter.........................          $1.23        $0.50
   Second Quarter........................           1.05         0.33
   Third Quarter.........................           0.90         0.10
   Fourth Quarter........................           0.35         0.14


FISCAL YEAR ENDING JANUARY 31, 2004......
   First Quarter.........................          $____        $____
   Second Quarter (through ___, 2003)....          $____        $____


         The above-noted high and low bid prices do not necessarily represent actual sale prices for the Successories' common stock. [TO BE COMPLETED AND UPDATED PRIOR TO MAILING.]

                             NUMBER OF SHAREHOLDERS

         As of the record date of _____________, 2003, there were 9,910,984 shares of our common stock, 503,092 shares of our series A convertible preferred stock and 101,667 shares of our series B convertible preferred stock issued and outstanding and, respectively, 594, one and two record owners of those shares. [TO BE UPDATED PRIOR TO MAILING.]

                                    DIVIDENDS

         Successories has never declared or paid cash dividends on its common stock and does not plan to pay any cash dividends in the foreseeable future. In addition, under the merger agreement, Successories has agreed not to pay any cash dividends on its common stock before the closing of the merger.

                           FORWARD LOOKING STATEMENTS

         This proxy statement includes statements that are not historical facts. Such statements contained in this proxy statement are forward-looking statements. The words and phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimates," "projects," "believes," "plans," or similar expressions are intended to identify "forward-looking statements" and include, without limitation, our expectations regarding sales, earnings or other future financial performance and liquidity, and general statements about future operations and operating results. Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations. Factors that could cause actual results to differ from expectations include, without limitation:

         o the failure to consummate the merger, including the failure to obtain the necessary approval of our shareholders;

         o conditions in the United States economy generally and as they have affected, and may in the future affect, us;

         o the absence of reliable forecasts of our future results of operations in light of current business conditions; and

         o the risk factors and other items that are contained in our reports and documents filed from time to time with the Securities and Exchange Commission (the "SEC").

         Except to the extent required under federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere whether as a result of new information, future events or otherwise.

                               THE SPECIAL MEETING

GENERAL

         We are furnishing this proxy statement to our holders of common stock and series B convertible preferred stock in connection with the solicitation of proxies by our board for use at the special meeting of shareholders of Successories, or at any adjournments or postponements thereof. The special meeting will be held on __________, 2003 at _____, local time, at our corporate headquarters, 2520 Diehl Road, Aurora, Illinois 60504.

         We intend to first mail this proxy statement and the accompanying form of proxy on or about _______, 2003 to our shareholders entitled to vote at the special meeting.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

         At the special meeting, you will be asked:

         o to consider and vote upon the approval of the merger and the merger agreement; and


         o to grant discretionary authority to the attorneys and proxies appointed to consider, act upon and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof, including, without limitation, the right to adjourn or postpone the special meeting in order to solicit additional proxies.


         As of _________, 2003, we do not know of any business that will be presented for consideration at the special meeting other than the approval of the merger and the merger agreement.

RECOMMENDATION OF THE BOARD OF DIRECTORS, DISINTERESTED DIRECTORS AND SPECIAL COMMITTEE

         Each of our board, our disinterested directors and an independent special committee has determined that the merger is advisable and fair to, and in the best interests of, Successories and our unaffiliated shareholders. Accordingly, the special committee, the disinterested directors and the board have each unanimously approved the merger and the merger agreement and unanimously recommend that our shareholders vote to approve the merger and the merger agreement. In considering this recommendation, you should be aware that some of our directors and officers have interests in the merger that are different from, or in addition to, yours as set forth in "Special Factors" below beginning on page 19.

RECORD DATE; QUORUM; VOTE REQUIRED

         Our board has fixed the close of business on _______, 2003 as the record date for determination of our shareholders entitled to notice of and to vote at the special meeting. As of ______, 2003, there were: 9,910,984 shares of our common stock; 503,092 shares of series A convertible preferred stock; and

101,667 shares of series B convertible preferred stock, respectively, outstanding and entitled to vote at the special meeting. Each outstanding share of our common stock will be entitled to cast one vote per share at the special meeting. Each outstanding share of our series A convertible preferred stock and series B convertible preferred stock will be entitled to cast that number of votes per share of preferred stock on an as-converted basis. As of ________, 2003, our preferred stock shall have the right to cast 1,148,596 votes at the special meeting. The holders of our preferred stock will vote together with our holders of common stock as a single class. You may vote in person or by submitting a properly executed proxy. Abstentions and broker non-votes will be treated as shares present at the special meeting for purposes of determining the presence of a quorum. A broker non-vote is an unvoted proxy submitted by a broker. Under applicable rules, brokers or other nominees who hold shares in street name for customers who are the beneficial owners of such shares may not vote those shares with respect to the merger agreement unless they have received specific instructions from their customers.

         The presence, in person or by proxy, of the holders of a majority of our outstanding stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting.

         To approve and adopt the merger agreement, the holders of two-thirds of the voting power of all outstanding shares of our common and preferred stock (on an as-converted basis) entitled to vote must vote together as a single class in favor of the approval of the merger and the merger agreement. A separate vote of Successories' unaffiliated shareholders is not required under Illinois law and no such vote will be conducted. Prior to the record date, the members of the Contributing Group had contributed all of their respective shares in Successories to S.I. Acquisition in exchange for membership interest in S.I. Acquisition. Consequently, S.I. Acquisition owns an aggregate of 2,799,565 shares of our common stock, 503,092 shares of our series A convertible preferred stock and 100,000 shares of our series B convertible preferred stock, representing approximately 36% of the voting power of all of our outstanding voting shares (on an as-converted basis). Under the merger agreement, S.I. Acquisition has agreed to vote its shares of our common and preferred stock in favor of the approval and adoption of the merger agreement and the transactions contemplated in the merger agreement. The affirmative vote of the shares held by S.I. Acquisition, by itself, is not sufficient under Illinois law to adopt and approve the merger agreement.


         As noted above, a failure to return a proxy or vote in person, an abstention or a broker non-vote will have the same effect as voting against the merger agreement. Brokers holding shares for beneficial owners cannot vote on the actions proposed in this proxy statement without the owners' specific instructions. With the exception of broker non-votes, each share represented by a proxy properly executed and received by Successories in time to be voted at the special meeting and not revoked will be voted in accordance with the instructions indicated on such proxy and, if no instructions are indicated, will be voted "FOR" the proposal to adopt and approve the merger, the merger agreement and the transactions contemplated thereby and "FOR" discretionary authority to vote on any such other business as may properly come before the special meeting, including without limitation, to vote in favor of any motion to adjourn or postpone the special meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise. Any proxy that is voted against discretionary authority will not be voted in favor of any such other business as may properly come before the special meeting, including any such adjournment or postponement.


VOTING OF PROXIES; REVOCATION

         To assure that your shares are represented at the special meeting, we urge you to complete, date and sign the enclosed proxy and promptly return it in the enclosed postage-paid envelope or otherwise mail it to our headquarters. If your shares are held in "street name" by your broker, your broker will vote your shares only if you provide instructions on how to vote. Your broker will provide you directions on how to instruct the broker to vote your shares.

         If you are the record holder of your shares, you can revoke your proxy at any time before the vote is taken at the special meeting by:

         o submitting written notice of revocation to the party you sent your proxy to; if it was Successories, to the attention of Gregory J. Nowak, our corporate secretary and general counsel;

         o        submitting a properly executed proxy of a later date; or

         o voting in person at the special meeting, but simply attending the special meeting without voting will not revoke an earlier proxy.

         Written notice of revocation and other communications about revoking your proxy should be addressed to:

                  Successories, Inc.
                  2520 Diehl Road
                  Aurora, Illinois 60504
                  Attention:  Gregory J. Nowak, Corporate Secretary
                              and General Counsel

         If your shares are held in "street name" by your broker, please follow your broker's instructions on revoking your proxy or changing your vote.

         PLEASE DO NOT SEND IN STOCK CERTIFICATES WITH YOUR PROXY CARD AT THIS TIME. IN THE EVENT THE MERGER IS COMPLETED, YOU WILL RECEIVE INSTRUCTIONS REGARDING THE PROCEDURES FOR EXCHANGING YOUR STOCK CERTIFICATES FOR THE MERGER CONSIDERATION.

SOLICITATION OF PROXIES AND EXPENSES

         We will not retain the services of a proxy solicitor to assist in the solicitation of proxies from our shareholders. In addition to solicitation by mail, our directors, officers, employees and representatives may solicit proxies from shareholders by telephone, facsimile or in person.

         Successories and S.I. Acquisition are sharing the expenses in connection with the solicitation of proxies for the special meeting, including all filing and other fees paid to the SEC in connection with this proxy statement and the costs of communicating with our shareholders. We have agreed to cap S.I. Acquisition's portion of such fees to a maximum of $25,000. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners.

ADJOURNMENTS

         Although it is not anticipated, the special meeting may be adjourned for the purpose of soliciting additional proxies in favor of voting to approve and adopt the merger agreement and the merger, if necessary. Any adjournment of the special meeting may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the voting power of the shares of Successories voting stock present in person or represented by proxy at the special meeting, whether or not a quorum exists.

AVAILABILITY OF INDEPENDENT AUDITORS


         Crowe, Chizek and Company LLP ("Crowe Chizek") acted as Successories' independent auditors for the fiscal year ended February 1, 2003 and is acting as Successories' independent auditor for the fiscal year ended January 31, 2004. Representatives of Crowe Chizek familiar with Successories are expected to attend the special meeting and will be available to answer appropriate questions that you may have.


ANNUAL MEETING

         Successories will hold an annual meeting for the election of directors in calendar year 2003 only if the merger has not already been consummated. If the merger is not consummated and such meeting is held, Successories will inform its shareholders, by press release or other means determined reasonable by Successories, of the date by which shareholder proposals must be received by Successories to be considered for inclusion in Successories' proxy statement for the meeting.

                               THE PROPOSED MERGER

         The information in this proxy statement concerning the terms of the merger is qualified in its entirety by reference to the full text of the merger agreement, which is attached as Appendix A and incorporated by reference herein. All shareholders are urged to read the merger agreement in its entirety, as well as the opinion of our financial advisor attached as Appendix B.

GENERAL
         On February 13, 2003, S.I. Acquisition LLC entered into a merger agreement with Successories, Inc. The merger agreement provides for the merger of Successories with and into S.I. Acquisition, with S.I. Acquisition surviving the merger. As a result of the merger, New Successories will be a privately held company whose owners will be the Contributing Group.

RECOMMENDATION OF OUR BOARD, DISINTERESTED DIRECTORS AND SPECIAL COMMITTEE

         Each of our entire board, our disinterested directors and a special committee comprised of our independent directors has unanimously determined that the merger is fair and advisable to, and in the best interests of, Successories and our unaffiliated shareholders, adopted the merger agreement and recommends that you vote your shares "FOR" the approval of the merger and the merger agreement.

MERGER CONSIDERATION

         At the effective time of the merger, all issued and outstanding shares of our common stock and series B convertible preferred stock (other than shares of our stock held by S.I. Acquisition, or shares subject to properly exercised dissenters' rights) will be converted into the right to receive $0.30 for each share of our common stock and $15.00 plus all accrued and unpaid dividends for each share of our series B convertible preferred stock, in cash, without interest and subject to any applicable withholding taxes.

         Each share of our common and preferred stock owned by S.I. Acquisition will be cancelled at the effective time of the merger. All membership interests in S.I. Acquisition issued and outstanding immediately prior to the effective time of the merger will remain unchanged and represent membership interests in New Successories.

         In addition, each outstanding option and warrant to acquire shares of our common stock will be cancelled and converted into the right to receive the amount by which $0.30 exceeds the applicable option exercise price. All of Successories' outstanding options and warrants to purchase common stock have exercise prices greater than $0.30 per share and are therefore "out of the money" and will be cancelled without payment. However, under the terms of an amendment to our credit facility and a separate fee agreement with the Bank, at the closing of the merger, warrants held by the Bank to purchase 522,464 shares of Successories' common stock will be purchased by Successories for a purchase price equal to 2% of our Gross Sales Price. "Gross Sales Price" is defined in the fee agreement to mean an amount equal to the total consideration received or to be received by either Successories (or any of its subsidiaries) or the Successories' shareholders as a result of a sale or merger of Successories.


THE PARTICIPANTS

         SUCCESSORIES, INC.
         2520 Diehl Road
         Aurora, IL  60504
         (630) 820-7200

         Successories, Inc. designs, manufactures and markets a diverse range of motivational and self-improvement products, most of which are Successories' own proprietary designs. Successories' products include distinctive lines of wall decor, desktop accessories, books and stationery, and personalized gifts and awards. Successories' personnel create proprietary art work and designs that can be used in conjunction with a wide variety of products. Successories will also customize its products to fulfill customers' special needs.

         Successories' products are marketed primarily under its Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), two joint venture retail stores, sales to franchisees, and wholesale distribution channels. Successories' products are marketed primarily to businesses.


         A more detailed description of Successories' business and financial results is contained in Successories' most recent Annual Report on Form 10-K for the fiscal year ended February 1, 2003 and Successories' Quarterly Report on Form 10-Q for the fiscal quarter ended November 2, 2002, each of which is incorporated by reference into and is included with this proxy statement as Appendix D and Appendix E, respectively. See also "Where You Can Find More Information" on page 61. Information about the directors of Successories is set forth in Appendix F to this proxy statement.


         S.I. ACQUISITION LLC
         c/o The Benida Group, LLC
         485 Half Day Road, Suite 200
         Buffalo Grove, IL 60089

         S.I. Acquisition LLC, an Illinois limited liability company, was formed for the benefit of the Contributing Group solely for the purpose of engaging in the transactions contemplated by the merger agreement. The members of the Contributing Group have contributed their shares of Successories common and preferred stock to S.I. Acquisition in exchange for membership interests in S.I. Acquisition just prior to the execution of the merger agreement. Information about the management and officers of S.I. Acquisition is set forth in Appendix F to this proxy statement.

THE CONTRIBUTING GROUP

         The Contributing Group is comprised of Jack Miller, our Chairman, entities for his benefit and the benefit of members of his family, an affiliate of Jack Miller and Howard I. Bernstein, a member of our board. The members of the Contributing Group previously contributed all of their respective shares of

Successories common and preferred stock, aggregating approximately 36% of the voting power of all of the outstanding voting shares of Successories (on an as-converted basis), to S.I. Acquisition in exchange for membership interests in S.I. Acquisition. Immediately following the merger, the Contributing Group will hold 100% of the outstanding membership interests in New Successories as the surviving company. The Contributing Group has interests that are different from, or in addition to, your interests as a Successories shareholder generally. See "Special Factors--Interests of Certain Persons in the Merger." Additional information about the Contributing Group is set forth in Appendix F to this proxy statement.

                                 SPECIAL FACTORS

GENERALLY

         If the merger is approved by the shareholders and the other conditions to the closing of the merger are either satisfied or waived, Successories will be merged with and into S.I. Acquisition, with S.I. Acquisition surviving the merger. After the merger, the Contributing Group will own all of the outstanding membership interests in New Successories. For a chart describing the equity ownership of the Contributing Group in New Successories, see "Special Factors--Interests of Certain Persons in the Merger" beginning on page 43.

         As a result of the merger, New Successories will be a privately held company and there will be no public market for its equity. Upon the completion of the merger, Successories will no longer be quoted on the OTCBB and price quotations for sales of shares in the public market will no longer be available. In addition, the registration of our common stock under the Securities Exchange Act of 1934, as amended, will be terminated.

         The primary benefits of Successories going private are that, because New Successories will be privately held, New Successories will be able to pursue a long-term strategy without regard to its quarterly or annual earnings, will enjoy certain cost and administrative efficiencies, such as a reduction of the time devoted by its management and certain other employees to compliance with certain SEC reporting requirements (which we estimate would result in savings of approximately $500,000 annually) and allow its directors, officers and beneficial owners of more than 10% of the shares of common stock to be relieved of the reporting requirements and restrictions on insider trading under Section 16 of the Securities Exchange Act of 1934.

         The primary benefits of the merger to our shareholders that will not have a continuing interest in Successories include the following:

         o the receipt by such shareholders of $0.30 per share of common stock in cash, representing approximately a 77% premium over the market price for Successories' common stock at the time of the execution of the merger agreement;

         o the receipt by such shareholders of $15.00 per share of series B convertible preferred stock plus all accrued and unpaid dividends in cash, representing, the "stated value" for such share as set forth in Successories' amended and restated articles of incorporation; and

         o the avoidance of the risk associated with any decrease in the future earnings, growth or value of New Successories following the merger.

         The primary detriments of the merger to our shareholders that will not have a continuing interest in Successories include the following:

         o our unaffiliated shareholders will cease to have an interest in Successories and therefore will not benefit from potential increases in the future earnings, growth or value of New Successories, if any; and

         o the receipt of cash in the merger will be a taxable transaction resulting in gain or loss for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended, and may also be a taxable transaction under applicable state, local, foreign and other tax laws.

         An equity investment in S.I. Acquisition by the Contributing Group involves substantial risk resulting from the illiquid nature of such an investment and the fact that Successories has been experiencing declining revenues and margins. Nonetheless, if New Successories is successful, the value of such an equity investment could be considerably greater than the original cost because of the benefit from increases in the future earnings, growth or value of New Successories that will accrue to Contributing Group, if any. Further risks and benefits to the Contributing Group are described under "Special Factors--Purposes and Structure of the Merger."

         The primary detriments of the merger to the Contributing Group include the following:

         o all of the risk of the inability to increase the earnings, growth and value of New Successories following the merger will be borne by the members of the Contributing Group; and

         o following the merger, there will be no trading market for New Successories' equity.

BACKGROUND OF THE MERGER

         The decision of the special committee, the disinterested directors and the entire board to approve and recommend the merger agreement was the result of an extended evaluation and marketing process. The board and senior management believe, based in part on the advice of its financial advisor, that during the last few years, the market price of Successories' common stock has been adversely affected by several factors, including:

         o        Successories' declining revenues and margins;

         o a small common stock market capitalization, which at February 12, 2003 (the day before the merger agreement was executed) was only $1,684,867;

         o a limited public float, which was only approximately 4,490,000 shares as of February 12, 2003;

         o relatively low trading volume, which over fiscal year 2002 averaged only approximately 27,435 shares per week;

         o no research coverage from securities analysts for over five years; and

         o an inability to generate the type of revenue and growth generally expected by the public equity markets.

         In late February 2002, our Bank verbally indicated that Successories should begin to take steps to move its banking relationship to another financial institution in light of Successories' breach of several covenants under its loan agreements with the Bank during the preceding fiscal year. However, all such breaches were either waived by the Bank or were subsequently cured by amending the underlying credit agreement with the Bank.

         Throughout March and early April 2002, officers of Successories approached several banks in an effort to establish a new banking relationship. The financial institutions approached included banks with which Successories had long-standing informal relationships as well as those recommended by accounting and law firm referrals. Our Chairman, Jack Miller, also made various introductions on Successories' behalf to banks with whom he had independent banking relationships. The institutions contacted were all provided extensive financial information and undertook varying degrees of due diligence. However, all such banks indicated that, absent a financially capable guarantor of our debt or similar enhancement, they were unwilling to establish a credit line given our substantial losses in the preceding fiscal year and our projected loss through February 1, 2003.


         The foregoing inability to obtain alternative financing and Successories' general financial condition were considered by the board when it met in person on April 11, 2002 to discuss the future direction of Successories. The board considered and discussed a variety of possible strategic alternatives, including: (i) the sale or merger of Successories with another entity; (ii) an alliance with a partner; (iii) continuing with the current plan as a stand-alone company; (iv) a reorganization; and (v) seeking major investors. Successories' external legal counsel, Vedder, Price, Kaufman & Kammholz, had advised the board of its fiduciary duties and related matters before it considered these options.

         Subsequent to the April 11, 2002 board meeting, Successories contacted the Bank to discuss Successories' debt. Given Successories' financial condition and breach of various covenants under its loan agreements with the Bank, the Bank indicated its unwillingness to continue as Successories' lender unless Successories agreed to the active marketing and sale of Successories and a separate fee agreement whereby Successories would purchase the Bank's warrants to purchase 522,464 shares of Successories' common stock based upon a percentage of the sales price of Successories upon its successful sale. Given Successories' preliminary inability to obtain alternative financing, Successories agreed to the Bank's conditions and agreed to negotiate the terms of the fee agreement with the Bank. The Bank and Successories also established attainable financial covenants for the balance of the loan term, thereby reducing the risk of default.


         Between April 11 and April 24, 2002, Successories and its external legal counsel met with several prospective financial advisors, including Duff & Phelps.

         On April 24, 2002, the board met via telephonic conference and discussed the results of the negotiations with the Bank and its implications on Successories' strategic alternatives. Successories' management and external counsel also presented their report on the results of their meetings with various financial advisors. The board decided to retain a financial advisor at that time because of the results of its negotiations with the Bank, the continuing soft economic climate and the declining financial condition of Successories. In comparing the fiscal years 2001 and 2000, Successories experienced a 20.6% decline in sales ($42.3 million versus $53.3 million) and a corresponding 26.5% decrease in gross margin ($22.3 million versus $30.3 million). This decline in sales continued into the fiscal year 2002. The sales declined by 9.4% for the nine months ended November 2, 2002 compared to the corresponding nine months ended November 3, 2001. Successories experienced a net loss of $10.8 million for fiscal year 2001. Upon discussing, amongst other items, the services to be provided, experience, locality and the cost of various financial advisors, the board authorized and directed management to retain the professional services of Duff & Phelps. Duff & Phelps would serve as Successories' exclusive financial advisor in connection with a process to market and sell Successories.


         Per the direction of the board, on May 3, 2002, Successories' management negotiated and executed an engagement letter with Duff & Phelps. Under the engagement, Duff & Phelps would act as Successories' exclusive financial advisor in connection with the proposed sale of Successories. Duff & Phelps provided such services through its investment banking division. During the course of its engagement, Duff & Phelps considered Successories' strategic alternatives including, without limitation, senior bank debt refinancing, the sale of Successories, the pursuit of strategic alliances, a secondary offering of equity securities or a merger. Duff & Phelps generally concluded that, other than the sale or a merger of Successories, the alternatives were either unavailable to Successories due to its financial condition or would result in significant dilution to Successories' current shareholders.


         In addition to seeking out strategic alternatives, Successories instituted proactive steps to attempt to improve its financial condition and performance. On May 7, 2002, the board met via telephonic conference and directed senior management to take immediate steps to develop and implement a plan to close all of its 100% owned retail stores. The retail store segment reported a net loss of $1.9 million for fiscal year 2001, and the segment was then projected to have a loss for fiscal year 2002. Prior to the end of the 2002 fiscal year, Successories closed all of its 100% owned retail stores. Most retail store closures were accomplished by negotiating early lease termination agreements with its landlords at a cost of approximately $1.1 million dollars.

         On May 7, 2002, the board also directed senior management to discontinue Successories' contract framing services for third party products.


         On May 14, 2002, the board met via telephonic conference to discuss the status of the negotiations of the fee agreement with the Bank. The parties were negotiating the appropriate percentage of the Gross Sales Price that the Bank would receive upon the successful sale of Successories. The Bank had preliminarily requested __%, and Successories had countered with __%.

         On May 24, 2002, Duff & Phelps delivered a list of potential acquirers for review by the board of directors and senior management of Successories. The board and management provided comments on the proposed list of acquirers, and Duff & Phelps revised the list accordingly. In addition to working with Duff & Phelps on the marketing process, the board affirmed that, to the extent that any other strategic alternative was presented during such marketing process, Successories would examine and consider such alternative closely


         On May 28, 2002, the board met via telephonic conference and discussed Duff & Phelps' marketing efforts. Arnold M. Anderson, a board member and officer of Successories, informed the board that he was trying to put together an investor group (outside of the names on Duff & Phelps' list) to make an offer for the purchase of Successories. As such, Mr. Anderson acknowledged that he would excuse himself from any board discussions regarding the sale of Successories.

         In connection with his attempts to acquire Successories, Mr. Anderson executed a confidentiality agreement on June 6, 2002.


         Following the negotiations described above, the Bank and Successories executed a fee agreement on June 7, 2002. The fee agreement provides that, upon the closing of the sale of Successories, Successories will purchase the Successories warrants held by the Bank for a purchase price equal to 2% of our Gross Sales Price. The 2% purchase price was the result of negotiations between the Bank and Successories.


         Between late May, 2002 and June 14, 2002, Duff & Phelps and senior management collaborated in drafting a confidential descriptive memorandum ("Memorandum") of Successories to present to potential acquirers.

         At the June 21, 2002 telephonic board meeting, Duff & Phelps reviewed with the board the mechanics and process of distributing confidentiality agreements and Memorandums to potential acquirers. Given that Mr. Anderson was actively pursuing the purchase of Successories, Mr. Anderson excused himself from that portion of the meeting. After such presentation, Duff & Phelps began the marketing process of Successories.

         On July 16, 2002, Mr. Anderson informed the board he was removing himself from future board meetings because of his active pursuit of the purchase of Successories. Mr. Anderson stated that he would rejoin the board meetings once the negotiations for the sale of Successories had concluded.

         On July 25, 2002, the board met in person, and Duff & Phelps provided a status report on the marketing efforts to sell Successories. As of July 24, 2002, Duff & Phelps had contacted 99 financial and 56 strategic acquirers. Out of the 155 potential acquirers contacted, 113 parties expressed no interest in acquiring Successories and 42 parties each executed a confidentiality agreement and received a Memorandum. As of the July 25, 2002 board meeting, 29 of the 42 parties who received a Memorandum were still in the process of reviewing the Memorandum for a possible acquisition of Successories. Between July 25 and October 2, 2002, six out of the 29 parties expressed an interest in acquiring Successories to Duff & Phelps. The remaining parties expressed no further interest.

         Between July 25, 2002 and October 2, 2002, Duff & Phelps contacted an additional 15 potential acquirers and received one expression of interest. In total, Duff & Phelps contacted 170 potential acquirers.

         After reviewing the seven total expressions of interest with Duff & Phelps, Successories invited all seven interested parties to attend presentations regarding the financial performance and operations of Successories. As such, between late July 2002 and October 2, 2002, Duff & Phelps and the senior management of Successories provided presentations to the seven potential acquirers. In connection with such presentations, the senior management of Successories organized and prepared an extensive due diligence collection for review and responded to various requests for additional information from such seven parties.

         On August 2, 2002, Successories' common stock was delisted from the Nasdaq National Market and began to be quoted on the OTCBB. The delisting was due to the failure of Successories' common stock to maintain a minimum market value of publicly held shares of $5 million and a minimum closing bid price per share of $1.00 over a required timeframe.

         On August 9, 2002, the board met via telephonic conference for an update on Duff & Phelps' marketing process. Duff & Phelps informed the board that it had received letters from several entities expressing interest in acquiring Successories and that management presentations had commenced and would continue over the next few weeks.

         On September 13, 2002, the board met via telephonic conference to again discuss Duff & Phelps' marketing efforts. Duff & Phelps reported that seven management presentations had been made to prospective interested parties.


         After the management presentations were made and additional due diligence was conducted by the seven interested parties through October 2, 2002, four parties declined to make a formal proposal to acquire Successories. Between October 4, 2002 and October 18, 2002, three offers were received from the remaining interested parties.

         The first offer was set forth in two separate letters, each dated October 18, 2002, both of which contemplated the purchase of a portion of Successories' assets (one letter provided for the purchase of Successories' real property, the other letter did not), but the offer specifically did not assume various debts and obligations of Successories and provided for various negative purchase price adjustments at closing, including a flat discount of the value of the purchased assets and other negative adjustments based upon Successories' accounts receivable and inventory levels at closing. The second offer, which was set forth in a letter dated October 7, 2002, also contemplated a purchase of a portion of Successories' assets and similarly did not assume various debts and obligations of Successories. The second offer also provided for a payment of the purchase price over a year long period and had certain negative purchase price adjustments based upon Successories' net book value as of the closing. The third offer, which was set forth in a letter dated October 4, 2002, contemplated a purchase of substantially all of Successories' assets, but provided that the purchaser (the "Third Party") would assume only certain liabilities and that the purchase price would be subject to negative adjustments at closing based upon the working capital and inventory of Successories.

         Between October 4, 2002 and October 22, 2002, Successories and the Third Party verbally negotiated to adjust the structure of the proposed acquisition of Successories to a stock purchase of Successories, including matters related to, among other items, the proposed purchase price and the level of liabilities to be assumed by the Third Party in the acquisition.

         On October 22, 2002, the board met via telephonic conference to consider the offers received from the three remaining interested parties. Two of these three parties had presented offers that proposed a purchase of only selected assets of Successories. The board discussed the implications of a partial asset sale of Successories and determined that such offers were at inferior prices to the third offer. The board and Duff & Phelps concluded that given the financial condition of Successories, even with an increase in the purchase price, none of the proceeds from a partial asset sale would be distributed to the Successories' shareholders after all of Successories' debts and obligations had been paid. Consequently, the board deemed the partial asset sales proposed in the first two offers inferior to the stock purchase proposed by the Third Party. The board then directed Duff & Phelps to request both parties to those offers to revise their respective offers to structure the proposed transaction as a stock purchase and to increase the purchase price. The board also discussed the Third Party's offer and determined that the purchase price appeared insufficient. The board discussed that the Third Party had yet to perform its due diligence and the possibility that the Third Party would require credit adjustments after its due diligence review. The board determined that the Third Party should either raise its purchase price or agree in advance to any adjustment issues. The board directed Duff & Phelps to communicate the board's requests to the Third Party.

         Also at the October 22, 2002 board meeting, the board directed senior management to develop an alternative plan of proceeding without a sale of Successories and to explore financing for that alternative. The board directed the management to pursue such alternatives because: after several months of actively marketing Successories, the difficulty of obtaining a buyer with a financially adequate offer was becoming apparent; the board and management did not anticipate the lower than originally expected enterprise values considered by the group of three potential acquirers; between April 2002 and October 2002, Successories' performance continued to decline, though its operating losses were comparably reduced from the prior year; and, the Bank did not express any interest in extending its banking relationship with Successories beyond the contractual termination date of June 1, 2003.

         On or about November 2, 2002, Duff & Phelps informed Successories that the Third Party had submitted a revised offer letter dated October 31, 2002 and that the other two interested parties that had proposed partial asset purchase transactions had declined to improve their original offers. The Third Party's revised offer letter did not increase the price as requested, but instead decreased the proposed purchase price and added additional conditions precedent to the closing and negative purchase price adjustments.

         At the November 5, 2002 telephonic board meeting, the board reviewed and discussed the October 31, 2002 revised offer letter from the Third Party. The board concluded that the revised offer needed further revisions as the letter contemplated an unacceptable reduction to the purchase price and other restrictions and conditions. The board directed Duff & Phelps to communicate Successories' position to the Third Party.

         Also on November 5, 2002, given the diminishing prospects for a successful sale of Successories and another multi-million dollar loss expected in the fiscal year 2002, the board discussed a plan by senior management whereby Successories would continue on without a sale as a stand-alone company. The board directed management to renew its search for a replacement lender and discussed various aspects of the stand-alone plan, including, but not limited to, reducing staff and terminating certain retail store leases.

         On November 6 and 7, 2002, the Third Party conducted further due diligence at Successories' corporate offices and met with members of management for further discussions of Successories' business and financials.


         During November 2002, Successories approached nine banks and nine finance companies as prospective lenders. Those institutions approached included newly identified potential financing sources as well as some of the banks previously contacted in March 2002. All those contacted institutions showed little interest in Successories' business, and all prospective lenders required a guarantee or similar enhancement for any loan to Successories. Since Successories is a publicly held company with many shareholders, it was not feasible that a third party would step forward to undertake the risk of guaranteeing all of Successories' credit obligations without owning all, or nearly all, of Successories' outstanding equity. Meanwhile, the Bank contacted Successories and Duff & Phelps to ascertain the prospects of Successories' sale.


         On November 21, 2002, the board met in person, and Duff & Phelps provided a verbal status report to the board with regard to its discussions with the Third Party. Jack Miller indicated that he had been in communication with another prospective purchaser of Successories. During November and early December, such party conducted a limited amount of due diligence and held preliminary discussions with management, but ultimately sent written correspondence declining to acquire Successories.


         By letter dated November 22, 2002, the Third Party revoked its offer of October 31, 2002 and indicated that after conducting further due diligence, the value of Successories, based upon its analyses, was significantly lower than the purchase price set forth in such offer letter. In the same letter, the Third Party proposed two new transactions for consideration. The first proposal offered that the Third Party would take Successories private through a tender offer of Successories common stock at $0.30 per share and guarantee a replacement line of credit with a net increase in available credit of approximately $1.2 million. This first proposal was conditioned on certain executive officers and directors, including, but not limited to, Jack Miller, tendering their shares in favor of the transaction, but not receiving the tender offer consideration and retaining all of their ownership in Successories and entering into buy-sell agreements with the Third Party on mutually acceptable terms. The second proposal offered to purchase 8 million shares of newly issued common stock for $1 million and to guarantee a replacement line of credit with a net increase in available credit of approximately $1.2 million for an additional 6 million shares of newly issued common stock, provided that Jack Miller modify the terms of his preferred stock. Given the limited size of the proposed investment and the significant dilutive effect to Successories' current shareholders of issuing 14 million additional shares of common stock, Successories did not accept the second proposal of the Third Party.

         The first proposal set forth in the Third Party's letter of November 22, 2002 was contingent upon Jack Miller retaining his ownership in Successories. In furtherance of the first proposal, between November 23, 2002 and early January of 2003, the Third Party and Jack Miller held preliminary discussions regarding the possibility of forming an acquisition entity to purchase Successories together.

During such period, Jack Miller and the Third Party discussed various aspects of the potential acquisition, including strategic and operational issues and possible purchase prices for our common stock, and it was anticipated that each of Howard I. Bernstein, R. Scott Morrison and Arnold M. Anderson would consider the possibility of joining Jack Miller and the Third Party to acquire Successories. While Mr. Miller did not formally reject or accept the first proposal during such discussions, Mr. Miller determined that the terms of the first proposal were not acceptable to him. In early January of 2003, Mr. Miller began discussions with certain principals of the Third Party regarding the possibility of submitting a new joint proposal (possibly including the members of the Contributing Group and Messrs. Anderson and Morrison) to acquire Successories separately from the first proposal of the Third Party.

         On January 13, 2003 the board of directors met in person and discussed an offer letter of even date from our Chairman, Jack Miller. Mr. Miller proposed a transaction pursuant to which a newly formed entity would acquire all the publicly held shares of common stock of Successories in a merger in which each such share of common stock would be exchanged for $0.30. Initially, it was anticipated that the beneficial owners of the acquirer would include certain principals of the Third Party, the members of the Contributing Group and Messrs. Anderson and Morrison. The board discussed the offer, and given the actual or perceived conflict from Mr. Miller's proposal to acquire Successories, the board determined it would be appropriate and necessary for the board to appoint a special committee of independent directors to assess and negotiate the terms of Mr. Miller's proposal. Upon a motion, the board approved the formation of such special committee of independent directors. The special committee was comprised of the remaining independent directors who were not officers or employees of Successories and who were not involved with Mr. Miller's proposal, Larry Hodges and Leslie Nathanson Juris. After the entire board adjourned, the special committee met to preliminarily discuss Mr. Miller's proposal. The special committee requested additional information on the capitalization and equity ownership of the acquiring entity. The special committee discussed the possibility and merits of hiring separate legal and financial advisors. However, given the size of the transaction and the limited cash position of Successories, the special committee opted to use the services of Successories' external legal counsel and the services of Duff & Phelps' financial advisory division in negotiating and assessing Mr. Miller's proposal.


         Between January 13 and January 24, 2003, Mr. Miller and his counsel engaged in various negotiation sessions with Successories' external legal counsel on the terms of Mr. Miller's proposal.

         On January 16, 2003, Mr. Miller responded to the special committee's request for additional information on the capitalization and equity ownership of the acquiring entity, S.I Acquisition.


         On January 24, 2003, the special committee met telephonically with Successories' external legal counsel to discuss, among other items, the status of negotiations with Mr. Miller and general aspects of the proposal. The special committee considered the proposed purchase price of $0.30 per share to be a firm offer, particularly given that the proposed purchase price offered a substantial premium over the trading price of Successories' common stock on the OTCBB.


         On January 27, 2003, Mr. Miller's legal counsel distributed a preliminary draft of the merger agreement.

         Between January 27 and January 30, 2003, Successories' external legal counsel and members of Duff & Phelps and Duff & Phelps reviewed the preliminary draft of the merger agreement.

         On January 30, 2003, Successories' external legal counsel and members of Duff & Phelps and Duff & Phelps held a telephonic meeting with the members of the special committee to discuss the terms of the offer and the outstanding issues. The special committee directed external legal counsel to continue to negotiate with Mr. Miller's legal counsel to resolve the open issues and improve certain aspects of the merger agreement, including, without limitation, the contribution by the members of the Contributing

Group of their Successories preferred and common stock to S.I. Acquisition prior to the execution of the merger agreement, obtaining a separate guarantee of Jack Miller of the aggregate merger consideration, limiting the scope of Successories' representations and warranties, reducing the $200,000 termination fee requested by the Contributing Group and expanding Successories' "fiduciary out" provisions. The special committee also directed external legal counsel to obtain further information on the equity ownership of S.I. Acquisition and the shares of common stock and preferred stock of Successories to be owned by S.I. Acquisition.


         Between January 30 and February 6, 2003, the respective legal counsel of Mr. Miller and Successories revised and negotiated the merger agreement per the instructions of their clients.


         On February 6, 2003, Mr. Miller's legal counsel responded to the special committee's request for further information on the equity ownership of S.I. Acquisition and the shares of common stock and preferred stock of Successories to be owned by S.I. Acquisition. The response indicated that the principals of the Third Party would have no equity ownership in S.I. Acquisition.


         Also on February 6, 2003, the special committee again met via telephonic conference with legal counsel to discuss the outstanding issues on the merger agreement. The special committee asked various questions to legal counsel and determined to continue to negotiate various terms of the merger agreement. The special committee instructed legal counsel to immediately contact them if any notable issues arose in the next few days in finalizing the merger agreement.


         On February 7 and February 10, 2003, respectively, Messrs. Anderson and Morrison informed Mr. Miller that, due to their personal facts and circumstances, they would not pursue equity ownership in S.I. Acquisition.


         On February 10, 2003, Successories' external legal counsel distributed board materials for the February 13, 2003 meetings of the special committee and the board. Duff & Phelps also distributed a package of materials to the special committee in connection with the February 13, 3002 meetings. Mr. Miller's legal counsel also performed due diligence at Successories' corporate offices.


         On February 11, 2003, the special committee again met via telephonic conference with legal counsel to discuss the board package as distributed. The special committee discussed the results of their negotiations and the terms of the merger agreement. Successories external legal counsel indicated that the Contributing Group had agreed to reduce the termination fee from $200,000 to $150,000 and agreed to share certain expenses with Successories, up to a maximum of $25,000.

         On February 13, 2003, the special committee met in person with external legal counsel and members of Duff & Phelps to review the proposed transaction. Legal counsel discussed their duties as the special committee and reviewed the terms of the merger agreement. Duff & Phelps delivered its oral and written opinion that, as of such date, the merger consideration to be received by the unaffiliated shareholders of Successories was fair from a financial point of view to such shareholders. Duff & Phelps reviewed and discussed the methodology for their fairness opinion. The members of the special committee discussed the valuation methods used by Duff & Phelps and posed several questions on strategic alternatives, including the availability of any alternative strategic options and confirming that throughout the marketing process of Successories, all reasonably viable strategic alternatives had been examined and pursued by Successories. After a discussion amongst the special committee, legal counsel and Duff & Phelps, the special committee unanimously recommended the approval of the merger and the merger agreement.


         After the special committee meeting adjourned, the entire board met to discuss the proposed merger and the resignation of Gary J. Rovansek, a board member and Successories' President and CEO.

Mr. Rovansek resigned in order to pursue other professional interests. After discussion, the board approved Mr. Rovansek's resignation and an amendment to the bylaws, reducing the minimum number of directors from seven to six. The board chose not to fill the board vacancy created by Mr. Rovansek's departure given the prospective transaction with S.I. Acquisition. The special committee then presented their findings and the results of their negotiations and recommended that the board approve the merger and the merger agreement. Various members of the board posed questions to the special committee, external legal counsel and Duff & Phelps, and such parties discussed the merits of the transaction. Upon a motion, the entire board approved the merger and the merger agreement. Jack Miller and Howard I. Bernstein, as members of the Contributing Group, recused themselves, and the disinterested directors, comprised of the special committee and Messrs. Morrison and Anderson, separately voted and unanimously approved the merger and the merger agreement.


REASONS FOR THE MERGER AND THE RECOMMENDATION OF THE SPECIAL COMMITTEE, THE DISINTERESTED DIRECTORS AND THE BOARD OF DIRECTORS


         The special committee of the board of directors unanimously determined that the terms of the merger and the merger agreement are procedurally and substantially fair to, and in the best interests of, the unaffiliated shareholders of Successories. The special committee unanimously recommended to the board of directors and the disinterested directors of the board that the merger agreement be adopted and approved. The special committee considered a number of factors, as more fully described above under "-- Background of the Merger" and as described below in this section in making its recommendation. The board of directors and the disinterested directors of the board, acting in part upon the recommendation of the special committee, unanimously determined that the terms of the merger and the merger agreement are procedurally and substantially fair to, and in the best interests of, Successories' unaffiliated shareholders. The board of directors and the disinterested directors of the board, based in part on the unanimous recommendation of the special committee, recommend that Successories shareholders vote "for" the adoption and approval of the merger agreement.

         In recommending approval of the merger agreement to the disinterested directors and the full board of directors, the special committee considered a number of factors that it believed supported its recommendation that the transaction is substantively fair to the unaffiliated stockholders, including but not limited to the following:


         o the historical results of operations, financial condition, assets, liabilities, business strategy and available sources of financing of Successories;

         o the limited public float and low average daily trading volume of Successories' common stock, the small number of market makers and the lack of investment banking firms preparing research reports with respect to Successories, all of which the special committee concluded would be reasonably likely to adversely affect the price at which shares of Successories common stock would trade for the foreseeable future;


         o the challenges and risks associated with attempting to build Successories through organic growth, including without limitation: the prospective termination of Successories' line of credit with The Provident Bank; the inability of management to secure alternative financing or access capital markets on commercially reasonable terms; Successories' declining revenues and margins; the added costs to implement a recovery and growth strategy; ongoing accounting, legal and other expenses incurred as a public reporting company; and the current economic uncertainties in general and the condition of the retail industry in particular;

         o the fact that Successories' credit facility will terminate in June, 2003; despite management's efforts to secure alternative financing, absent a guarantee and/or a dilutive equity issuance, a financing alternative that is financially superior to the proposed merger has not been found;

         o the extensive marketing process conducted in 2002 during which approximately 170 potential strategic and financial acquirers were contacted by Duff & Phelps to determine their interest in acquiring Successories;

         o the fact that the marketing process resulted in only seven preliminary indications of interest and resulted in proposals that the board considered financially inadequate and/or inferior to the financial terms of the proposed merger;

         o the fact that, as of the date of this proxy statement, no third party has come forward with an alternative transaction proposal;


         o the opinion of Duff & Phelps, dated February 13, 2003, that, as of that date, the consideration to be received by Successories' shareholders, other than the Contributing Group, in the merger was fair to such unaffiliated shareholders from a financial point of view, which opinion and analysis was adopted by the special committee. The special committee also considered Duff & Phelps' presentation of its fairness opinion analyses to the special committee and the board. In its review of the analyses performed by Duff & Phelps, the special committee did not weigh each analysis prepared by Duff & Phelps individually, but rather considered them taken as a whole;


         o the merger consideration of $0.30 per share of common stock represents (i) a premium of approximately 77% over the $0.17 closing sale price for the shares of common stock on the OTCBB on February 12, 2003, the last trading day before Successories announced the execution of the merger agreement, (ii) a premium of approximately 114% over the $0.14 closing sale price for the shares of common stock on the OTCBB on February 5, 2003, one week before Successories announced the execution of the merger agreement and (iii) a premium of approximately 94% over the $0.155 closing sale price for the shares of common stock on the OTCBB on January 3, 2003, approximately one month before Successories announced the execution of the merger agreement;


         o that the purchases of Successories' common stock by affiliates during the last two years had been at prices substantially above the $0.30 per share offered by S.I. Acquisition;


         o the fact that the $15.00 plus all accrued and unpaid dividends per share of series B convertible preferred stock is equal to the "stated value" for such share as set forth in Successories' amended and restated articles of incorporation;

         o the negotiations between the special committee and the Contributing Group and their respective representatives, including negotiations that resulted in:

                  o Successories having the right, under certain conditions, to engage in negotiations with, and supply information to, a person making an unsolicited proposal for a competing acquisition transaction;

                  o Successories having the right to terminate the merger agreement to accept a superior proposal;

                  o a reduction in the scope of the representations and warranties of Successories under the merger agreement;


                  o a requirement that the members of the Contributing Group contribute their respective shares of Successories common and preferred stock to S.I. Acquisition prior to the execution of the merger agreement;

                  o a reduction in the termination fee sought by the Contributing Group in the event that the merger agreement terminated as a result of a competing transaction; and

                  o the personal and irrevocable guarantee of Jack Miller that substantially reduced the risk of the transaction not being consummated;

         o the lack of any financing contingencies. S.I. Acquisition is obligated to have funds available to pay the aggregate merger consideration at the closing of the merger. Such obligations have been personally and irrevocably guaranteed by Jack Miller;

         o Successories' recourse in the event of a wrongful termination or a material breach of the merger agreement is against a company with tangible assets;

         o the fact that approval of the merger agreement requires the affirmative vote of two-thirds of the voting power of outstanding Successories shares and that, under Illinois law, Successories' shareholders have the right to exercise dissenters' rights to receive the "fair value" of their shares if they dissent from the merger and follow appropriate procedures under Illinois law;

         o the lack of liquidity in the shares of Successories common stock due to the lack of an active trading market in the common stock, the absence of analyst coverage and the value to unaffiliated shareholders of Successories of an opportunity to realize a substantial premium on disposition of an otherwise relatively illiquid investment as compared to the loss of the opportunity to participate in the future growth potential of Successories;

         o the negative trends in both the trading volume and market price over the past two years and the absence of any indication that the price of Successories shares would necessarily trend up if Successories' performance or the markets improve;

         o the continued decline in Successories' margins and revenue, as well as the uncertainty as to whether any management-implemented business plan could improve Successories' performance or prevent the prospect of seeking protection under bankruptcy laws;

         o uncertainties concerning the economy in general, Successories' industry in particular, and the capital markets;



         o the substantial ongoing expenses incurred by Successories as a public reporting company with obligations to file periodic reports with the SEC;

         o the degree of likelihood that the merger will be completed. In this respect, the special committee considered, among other things, the lack of a financing or due diligence condition to closing and the personal guarantee of Jack Miller; and

         o the unaffiliated shareholders of Successories will receive a fixed amount of cash, rather than securities or some form of deferred or contingent payment.

         The special committee also considered a variety of risks and other potentially negative factors concerning the merger. These factors included:

         o the receipt of the merger consideration by shareholders will result in gain or loss for tax purposes;

         o the conflicts of interest of some Successories' directors and shareholders; and

         o following the merger, Successories' shareholders (other than the Contributing Group) will cease to have an interest in Successories.


         The special committee believed that the ranges of implied equity values generated pursuant to the five valuation methodologies used by Duff & Phelps in connection with the rendering of its fairness opinion were reflective of the potential acquisition value of Successories and were more reflective of the value of Successories' common stock than the net book value of Successories' common stock. The special committee considered that net book value was indicative of historical cost and that the valuation methodologies used by Duff & Phelps in its analyses better incorporated the future expected performance and business prospects of Successories. The liquidation of Successories was not a practicable alternative to the merger given Duff & Phelps' conclusion that the prospective realizable asset values on liquidation, net of liabilities, would be between ($1.1 million) and ($2.4 million), each substantially below the $0.30 per share merger consideration. While the special committee considered Successories to potentially have going concern value, the two analyses of Duff & Phelps commonly used in examining going concern value, discounted cash flow and comparable company analysis, yielded enterprise values substantially lower than the proposed merger consideration. Each of the special committee and Duff & Phelps considered the impact of the 2% fee due to the Bank to be immaterial in making their respective fairness determinations, given that (i) Successories had previously negotiated the terms of the 2% fee on an arms-length basis with the Bank and (ii) such fee would be in addition to, and a not part of, the $0.30 per share due to Successories unaffiliated shareholders.

         The special committee considered all of Duff & Phelps' valuation analyses, which concluded a value of between $0.00 and $0.19 per share of Successories common stock, inferior to the proposed merger consideration of $0.30 per share of common stock, which analyses and interpretation was adopted by the special committee. The special committee did discuss the relative value of certain of the valuation analyses performed by Duff & Phelps, including without limitation, the comparable company, comparable transaction and liquidation analyses, but ultimately examined the report of Duff & Phelps as a whole, focusing on the completeness of Duff & Phelps' analyses and on the lower valuations under all methodologies used by Duff & Phelps in comparison to the offer of $0.30 per share by S.I. Acquisition. The special committee also considered that the $15.00 plus all accrued and unpaid dividends for each share of series B convertible preferred stock is equal to the "stated value" for such shares as set forth in Successories' amended and restated articles of incorporation.


         The foregoing discussion of the information and factors considered by the special committee includes all of the material factors considered by the special committee in reaching its conclusions and recommendations, but is not meant to be exhaustive. In view of the number and variety of factors considered in reaching its determination, the special committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to specific factors considered in reaching its conclusions and recommendations. In addition, individual members of the special committee may have given different weights to different factors.

         The Successories board consists of six directors, two of whom served on the special committee and four of whom are disinterested directors. At the February 13, 2003 meeting of the Successories board, the special committee, with its legal and financial advisors participating, reported to the other members of the Successories board on its review of the merger agreement and the factors taken into account by the special committee in reaching its determination that the merger was fair and advisable to and in the best interests of Successories and Successories' unaffiliated shareholders. Accordingly, the same factors considered by the special committee were taken into account by the disinterested directors and by the entire board. In addition, both the disinterested directors and the entire board considered the conclusions and recommendations of the special committee and believe that these factors supported the determination of fairness by the disinterested directors and the board. In connection with its consideration of the recommendation of the special committee, as part of its determination with respect to the merger, the board of directors adopted the analysis and conclusions underlying the special committee's fairness determination based upon its view as to the reasonableness of that analysis. Furthermore, the disinterested directors and the board considered the fact that the proposed consideration and the terms and conditions of the merger agreement were the result of negotiations among the special committee and the Contributing Group and their respective advisors and the fact that the special committee received a fairness opinion from Duff & Phelps. The disinterested directors and the entire board believe that these factors supported its fairness determination.


         In addition, the special committee, the disinterested directors and the Successories board believe that the merger is procedurally fair because, among other things:

         o the special committee consisted of non-employee independent directors who acted to represent solely the interests of the unaffiliated shareholders;

         o that the special committee exercised exclusive and unlimited authority to, among other things, evaluate, negotiate and recommend the terms of any proposed transaction and had received advice from its legal and financial advisors;

         o that extensive time and attention was devoted to the transaction by the members of the special committee;

         o that the proposed transaction resulted from negotiations that were active and lengthy and intended to simulate arm's length negotiations;

         o that these negotiations resulted in improvements in the terms of the originally proposed merger agreement;

         o the special committee received the opinion of Duff & Phelps regarding the fairness from a financial point of view of the merger consideration to be received by unaffiliated shareholders;

         o the board had, within the last year, completed an extensive marketing process pursuant to which approximately 170 potential acquirers were contacted to determine their interest, if any, in acquiring Successories, resulting in three offers which were financially inferior to the proposed merger;

         o the fact that the special committee, even though consisting of directors of Successories and therefore not completely unaffiliated with Successories, is a mechanism recognized as a method to provide fairness in transactions of this type;

         o the separate vote of the disinterested directors unanimously approving the merger and the merger agreement; and

         o the availability of dissenters' rights under Illinois law for Successories' shareholders who believe the terms of the merger are unfair.

         Because the above safeguards were and are in place, the special committee, the disinterested directors and the board did not consider it necessary to require approval of the merger agreement and the merger by a majority of the unaffiliated shareholders or to retain any additional unaffiliated representative to act on behalf of Successories' unaffiliated shareholders.


POSITION OF S.I. ACQUISITION AND THE CONTRIBUTING GROUP AS TO THE FAIRNESS OF THE MERGER

         The rules of the SEC require S.I. Acquisition and the Contributing Group to express their respective beliefs as to the fairness of the merger agreement and the proposed merger to Successories' unaffiliated shareholders. S.I. Acquisition and the Contributing Group members were not part of, and did not participate in the deliberations of, the special committee; however, as directors of Successories, Jack Miller and Howard I. Bernstein, each of whom has a direct or indirect beneficial interest in S.I. Acquisition and the Contributing Group, participated in the deliberations of the board described above under "--Background of the Merger" and "--Reasons for the Merger and the Recommendation of the Special Committee, the Disinterested Directors and the Board of Directors." Based on its belief regarding the reasonableness of the conclusions and analyses of the special committee, the disinterested directors and the board, S.I. Acquisition and the Contributing Group adopted the analyses and conclusions underlying the special committee's and the board of directors' fairness determination described above and believe that the merger consideration is substantively and procedurally fair to Successories' unaffiliated shareholders.

         S.I. Acquisition and the Contributing Group have determined that the merger is substantively fair to the unaffiliated shareholders. In making such determination, S.I. Acquisition and the Contributing Group considered, in addition to the adoption of the analyses and conclusions of the special committee and the board, the following factors:


         o the relationship between the $0.30 price per share of common stock to be paid in the merger and the recent and historical market prices of Successories' common stock. The merger price of $0.30 per share to be paid in the merger represents approximately a 77% premium to the closing price of Successories' common stock on February 12, 2003, the last trading day before the public announcement on February 13, 2003 of the signing of the merger agreement;

         o the fact that the $15.00 plus all accrued and unpaid dividends per share of series B convertible preferred stock is equal to the "stated value" for such share as set forth in Successories' amended and restated articles of incorporation;

         o the terms of the merger agreement, including the ability of the board, in the exercise of its fiduciary duties to shareholders, to consider competing superior proposals; and

         o The fact that payment of the aggregate merger consideration is personally guaranteed by Jack Miller.

         S.I. Acquisition and the Contributing Group have determined that the merger is procedurally fair to the unaffiliated shareholders. In making such determination, S.I. Acquisition and the Contributing Group considered, in addition to the adoption of the analyses and conclusions of the special committee and the board, the following factors:


         o the negotiation and deliberation process conducted by the special committee which led to the approval of the merger agreement by the special committee and the board; and Duff & Phelps' opinion as to the fairness of the merger, from a financial point of view, to the unaffiliated shareholders;

         o under Illinois law, Successories shareholders have the right to demand an appraisal of the "fair value" of their shares, which may be determined to be more or less than the per share merger consideration; and

         o the overall procedural fairness of the process under which the merger agreement was negotiated and the procedural fairness of the transaction itself due to the special committee's exercise of exclusive and unlimited authority to, among other things, evaluate, negotiate and recommend the terms of the merger agreement and the extensive time and attention devoted to the transaction by the special committee throughout the negotiation process.


         In reaching its determination as to fairness, S.I. Acquisition and the Contributing Group did not assign specific weight to particular factors, but rather considered all of the foregoing factors as a whole to support their respective beliefs that the merger is fair to the unaffiliated shareholders of Successories. These beliefs, however, should not be construed as a recommendation to shareholders as to how they should vote on the merger. Moreover, S.I. Acquisition and the Contributing Group have not undertaken to make any specific determination to assign any particular weight to any single factor, but have conducted an overall analysis of the factors described above.


OPINION OF DUFF & PHELPS, LLC

         Duff & Phelps, through the services of its Financial Advisory division, acted as the financial advisor to the special committee in connection with the merger. Duff & Phelps agreed to assist the special committee in analyzing, structuring, negotiating and effecting a transaction with S.I. Acquisition. The special committee used the services of Duff & Phelps because Duff & Phelps is a recognized investment banking firm with substantial experience in transactions similar to the merger and is familiar with Successories and its business stemming from the marketing process run by Duff & Phelps, through the services of its Investment Banking division, where Duff & Phelps served as Successories' exclusive financial advisor in connection with the attempted sale of Successories as described above in the "Background of the Merger" beginning on page 20. As part of its investment banking business, Duff & Phelps is continually engaged in the valuation and financial analysis of businesses in connection with mergers and acquisitions.

Introduction

         Duff & Phelps has acted as the financial advisor to the special committee of the board of directors of Successories in connection with a going-private transaction involving the merger of Successories with and into S.I. Acquisition, and has assisted the special committee in its examination of the fairness, from a financial point of view, of the contemplated cash consideration to be received by the holders of the outstanding common stock and series B convertible preferred stock of Successories that is not owned by S.I. Acquisition. At the closing of the merger: each share of Successories' series A convertible preferred stock issued and outstanding immediately prior to such closing shall be cancelled; each outstanding share of common stock (other than shares owned by S.I. Acquisition) would convert into the right to receive

$0.30 in cash, less any applicable withholdings and without interest (the "Common Consideration"); and each outstanding share of series B convertible preferred stock (other than shares owned by S.I. Acquisition) would convert into the right to receive $15.00 in cash, plus accrued and unpaid dividends, which sum is equal to the "Stated Value" of the series B convertible preferred stock as set forth in Successories' amended and restated articles of incorporation dated October 28, 1999 (the "Series B Consideration").

         On February 13, 2003, Duff & Phelps delivered an oral opinion to the special committee that as of that date and subject to the assumptions and limitations set forth in its written opinion, the Common Consideration and Series B Consideration to be respectively received by the holders of common stock, other than shares held by S.I. Acquisition (the "Unaffiliated Common Shareholders") and the holder of series B convertible preferred stock, other than shares held by S.I. Acquisition (the "Unaffiliated Series B Preferred Shareholder") in connection with the merger with S.I. Acquisition was fair, from a financial point of view, to those unaffiliated shareholders. The opinion of Duff & Phelps was set forth in a written opinion ("Opinion") dated February 13, 2003.

         Duff & Phelps is one of the nation's largest independent specialty investment banking and financial advisory firms, possessing substantial experience in business valuations, financial opinions, merger and acquisition advisory, and transaction financing. The special committee selected Duff & Phelps as its financial advisor based upon Duff & Phelps' experience, ability, and reputation for providing fairness opinions and other advisory services on a wide variety of corporate transactions and Duff & Phelps' familiarity with Successories and its business stemming from the marketing process run by Duff & Phelps as Successories' exclusive financial advisor in connection with the attempted sale of Successories as described above in the "Background of the Merger" beginning on page 20.

         Duff & Phelps sent a report to the special committee on February 10, 2003. In such report, Duff & Phelps reviewed its findings and analyses with respect to the fairness, from a financial point of view, of the merger to the Unaffiliated Common Shareholders and Unaffiliated Series B Preferred Shareholder, as contemplated as of such date.

         THE FULL TEXT OF THE WRITTEN FAIRNESS OPINION OF DUFF & PHELPS, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, LIMITATIONS ON AND SCOPE OF REVIEW BY DUFF & PHELPS IN RENDERING ITS OPINION, IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO READ THE DUFF & PHELPS OPINION IN ITS ENTIRETY. THE FOLLOWING SUMMARY OF DUFF & PHELPS' OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. DUFF & PHELPS' OPINION IS DIRECTED TO THE SPECIAL COMMITTEE AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE MERGER. DUFF & PHELPS' OPINION ADDRESSES THE FAIRNESS OF THE CONSIDERATION TO THE UNAFFILIATED COMMON SHAREHOLDERS AND UNAFFILIATED SERIES B PREFERRED SHAREHOLDER ONLY FROM A FINANCIAL POINT OF VIEW AND DOES NOT ADDRESS THE RELATIVE MERITS OF THE MERGER OR ANY ALTERNATIVES TO THE MERGER, THE UNDERLYING DECISION OF THE BOARD OF DIRECTORS TO PROCEED WITH OR EFFECT THE MERGER OR ANY OTHER ASPECT OF THE MERGER. THE DUFF & PHELPS' OPINION WAS RENDERED WITHOUT REGARD TO THE NECESSITY FOR, OR LEVEL OF, ANY RESTRICTIONS, OBLIGATIONS OR UNDERTAKINGS WHICH MAY BE IMPOSED OR REQUIRED IN THE COURSE OF OBTAINING REGULATORY APPROVALS FOR THE MERGER.

Scope of Analysis

         In arriving at its Opinion, Duff & Phelps reviewed, among other items: a draft of the merger agreement, including the exhibits thereto; Form 10-K for Successories filed with the SEC for the years ended on or about January 31, 1997 to 2002; Form 10-Q for Successories filed with the SEC for the fiscal quarters beginning February 3, 2002 through the nine months ended November 2, 2002; certain operating and financial information provided by the management of Successories, including management's financial forecast for the fiscal year ending on or about January 31, 2004; the historical prices and trading volume of the common stock of Successories; transactions involving companies deemed similar to Successories; financial information and market valuations of publicly traded companies deemed to be reasonably comparable to Successories; and other financial studies, analyses, and investigations as Duff & Phelps deemed appropriate.

         In addition, Duff & Phelps held discussions with senior management of Successories regarding past, current, and projected operations and regarding discussions and contacts with other potential acquirers. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent appraisals of the assets or liabilities of Successories.

         All industry information and data on public companies deemed comparable to Successories, in whole or in part, and used in Duff & Phelps' analysis were obtained from regularly published industry and investment sources. In performing its analysis and rendering its Opinion with respect to the merger, Duff & Phelps relied upon the accuracy and completeness of all information provided to it, whether obtained from public or private sources, including Successories management, and did not attempt to independently verify any such information. Duff & Phelps' Opinion further assumes that information supplied and representations made by Successories' management are substantially accurate regarding Successories and the background and terms of the merger. The Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of Duff & Phelps' Opinion. Neither Successories' management nor its board or the special committee placed any limitations upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its Opinion.

Summary of Analyses

         In accordance with customary investment banking practice, Duff & Phelps employed generally accepted valuation methods in reaching its Opinion. Duff & Phelps also considered Successories alternatives to the merger, including, without limitation, senior bank debt refinancing, the sale of Successories, the pursuit of strategic alliances, or a secondary offering of equity securities. Duff & Phelps concluded that these alternatives either are not viable for Successories at the present time or would result in significant dilution to Successories' current shareholders. The following is a summary of the material financial and comparative analyses utilized by Duff & Phelps in arriving at its Opinion. It does not purport to be a complete description of the presentation of Duff & Phelps to the special committee and the board on February 13, 2003 or the analyses performed by Duff & Phelps. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth below, without considering the analyses as a whole, could create a misleading or an incomplete view of the process underlying Duff & Phelps' Opinion. In addition, some of the summaries of financial analyses performed by Duff & Phelps include information presented in tabular format. In order to fully understand the financial analyses performed by Duff & Phelps, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or an incomplete view of the financial analyses performed by Duff & Phelps.

         In arriving at its Opinion, Duff & Phelps considered the results of all such analyses taken as a whole. Furthermore, in arriving at its Opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. No company or transaction used in the analyses as a comparison is identical to Successories or the merger. The analyses were prepared solely for purposes of Duff & Phelps providing its Opinion to the board and the special committee as to the fairness of the merger, from a financial point of view, to the Unaffiliated Common Shareholders and Unaffiliated Series B Preferred Shareholder, and do not purport to be appraisals or to necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses are based upon numerous factors or events beyond the control of Successories, its advisors, or any other person, and are inherently uncertain. Actual future results may be materially different from those forecasts. Duff & Phelps performed a variety of financial and comparative analyses regarding the valuation of Successories, including a discounted cash flow analysis, comparable company analysis, comparable transactions analysis, premiums paid analysis, and liquidation analysis. These analyses are summarized as follows:

         Discounted Cash Flow Analysis. Duff & Phelps performed a discounted cash flow ("DCF") analysis of the projected free cash flows of Successories. Free cash flow is defined as cash that is available to either reinvest or to distribute to securityholders. The projected free cash flows are discounted to the present at a rate which reflects the relative risk associated with these cash flows as well as the rates of return which securityholders could expect to realize on alternative investment opportunities.

         Successories management provided Duff & Phelps with a financial forecast for its fiscal year ending on or about January 31, 2004, and Duff & Phelps informed the special committee that Duff & Phelps considered such plan and consulted with Successories management in developing an independent estimate of the future free cash flows for Successories. Duff & Phelps estimated Successories' future free cash flows based on projected earnings, working capital, and capital expenditure requirements for the years ending January 31, 2005 to 2008, and prepared such estimates from the perspective of a hypothetical buyer of a controlling interest in Successories.

         Duff & Phelps discounted the resulting free cash flows in Scenario 1 and Scenario 2 (described below) at rates of 20.0% to 25.0%. The discount rate range reflects, among other things, industry risks, a target capital structure of equity and debt, the relatively small market capitalization of Successories, and current rates of return required by investors in debt and equity instruments in general.

         Duff & Phelps' DCF analysis resulted in a range of values for the total enterprise. This enterprise value range represents the stand-alone value of Successories as a going concern. As such, it does not include any additional value attributable to Successories' cash and marketable securities, nor is it reduced by the Successories' outstanding debt and preferred stock. Therefore, from Duff & Phelps' enterprise value range, Duff & Phelps subtracted the Successories' net debt and the Stated Value of the Successories' series A convertible preferred stock and series B convertible preferred stock to determine an equity value range available to common shareholders. As of January 31, 2003, Successories' estimated net debt and preferred stock claims totaled approximately $3.6 million.

         To determine the enterprise value of Successories, Duff & Phelps conducted two five-year DCF analyses, which are described in the following paragraphs.

         Scenario 1--5% EBITDA Margin: Successories meets its January 31, 2004 forecast (revenue of $34.275 million, 5.0% EBITDA margin) but fails to realize additional operating improvements in 2005 and beyond. The 2004 operating improvements are sustained throughout the forecast period. The DCF analysis for Scenario 1 yielded an enterprise value (value of equity plus debt and preferred stock) in the range of $2.1 million to $2.8 million.

         Since the enterprise value range determined under Scenario 1 is less than the $3.6 million in net debt and preferred stock claims, the only equity value that theoretically exists is option value, or the potential value which may accrue to common shareholders only if Successories' financial condition improves significantly before its existing credit facility expires in June 2003. To determine the option value associated with the Successories' underlying common equity under Scenario 1, Duff & Phelps utilized the Black-Scholes option pricing model to derive a range of theoretical equity values. Using an enterprise value range of $2.1 million to $2.8 million, duration of 5 months and volatility of 30%, Duff & Phelps derived a theoretical equity value of $30,000 in the aggregate, or less than $0.01 per share of common stock.

         Scenario 2--7% EBITDA Margin: Successories meets its January 31, 2004 forecast (Revenue of $34.275 million, 5.0% EBITDA margin) and continues to improve operations in 2005 and beyond to reduce costs further (average EBITDA margin of 7.0%). Duff & Phelps' Scenario 2 analysis is more aggressive in terms of improving Successories' operations, cash flow, and profitability. The discounted cash flow analysis for Scenario 2 yielded an enterprise value (value of equity plus debt and preferred stock) in the range of $4.0 million to $5.4 million. Subtracting Successories' net debt and the Stated Value of the Successories' series A convertible preferred stock and series B convertible preferred stock from this enterprise value range results in equity values of $0.04 to $0.19 per share of common stock.

         In summary, Duff & Phelps' discounted cash flow analysis for Successories resulted in indications of total enterprise value ranging from $2.1 million to $5.4 million and equity values of $0.00 to $0.19 per share of common stock.

         Comparable Company Analysis. Duff & Phelps selected a set of publicly traded companies based on comparability to Successories (the "Successories Comparable Companies"). Although no single company chosen is identical to Successories, these companies share many of the same operating characteristics and are affected by many of the same economic forces.

         In the selection of Successories Comparable Companies, Duff & Phelps used multiple databases to identify domestic companies with primary Standard Industrial Classification Codes of 5961 (catalog and mail order retail) and 5947 (gift, novelty and souvenir shops). Duff & Phelps ultimately identified six companies that are considered to be reasonably comparable to Successories in terms of investment risks and attributes, as wells as products/services provided and markets served. These six companies were then segregated into two groups:

         o Catalog Companies: Companies primarily involved in the catalog and mail order businesses.

         o Motivational Products Companies: Companies primarily involved in the production or distribution of motivational products and services.

         Using publicly available information, Duff & Phelps analyzed the historical financial performance of the Successories Comparable Companies for the latest twelve months ("LTM"), as well as projected financial performance using regularly published earnings estimates from securities analysts. In addition, Duff & Phelps calculated enterprise values for the Successories Comparable Companies by taking total market capitalization (based on February 4, 2003 stock prices) and then adding debt and preferred stock and subtracting cash and cash equivalents. The table below shows the Successories

Comparable Companies along with their respective LTM revenues, LTM earnings before interest, taxes, depreciation and amortization, and enterprise values.


                                                     LTM             LTM         ENTERPRISE
               COMPANY (TICKER)                    REVENUES         EBITDA          VALUE
               ----------------                    --------         ------          -----
                                                               (IN MILLIONS)
CATALOG COMPANIES

   Blair Corporation (BL)...................        $602.0          $ 36.8           $147.0
   Hanover Direct, Inc. (HNV)...............        $466.3          $  3.3           $153.9
   Lillian Vernon Corporation (LVC).........        $247.4          $(15.8)          $ 29.3

MOTIVATIONAL PRODUCTS COMPANIES
   Eos International, Inc. (EOSI)...........        $ 73.6            (2.6)            58.9
   Franklin Covey Co. (FC)..................        $333.7          $(60.7)            71.2
   Thomas Nelson, Inc.  (TNM)...............        $214.7          $ 19.5           $189.0

---------------------------

LTM = Latest Twelve Months
EBITDA = Earnings before Interest, Taxes, Depreciation and Amortization
Source:  Standard & Poor's Compustat Services and Duff & Phelps, LLC

         Duff & Phelps compared the financial performance of Successories with the financial performance of the Successories Comparable Companies and analyzed the enterprise values for the Successories Comparable Companies as multiples of various financial performance measurements available as of the date of the Opinion. Because of the lack of positive historical and near-term profits for Successories, as well as the lack of recent profits for most of the selected comparable companies, Duff & Phelps' analysis of valuation multiples focused on the multiple of total enterprise value to latest twelve months revenue. The table below summarizes Duff & Phelps' analysis of the Successories Comparable Companies.

                               STOCK         EQUITY     ENTERPRISE       LTM          LTM       ENTERPRISE VALUE/
                                                                                               ------------------
                             PRICE ON      VALUE (IN)   VALUE (IN      REVENUE       EBITDA     LTM         LTM
  COMPANY                  FEB. 4, 2003     MILLIONS)    MILLIONS)     GROWTH        MARGIN    EBITDA     REVENUE
  -------                  ------------     ---------    ---------     ------        ------    ------     -------
Catalog Companies
   Blair Corporation..       $23.19       $186.4      $147.0       -4.5%         6.1%         4.0x        0.24x
   Hanover Direct,
      Inc.............       $ 0.24       $ 33.2      $153.9      -20.2%         0.7%           NM        0.33x
   Lillian Vernon
      Corporation.....       $ 4.19       $ 35.0      $ 29.3       -4.4%        -6.4%           NM        0.12x
Motivational Products
   Companies
   Eos International,
      Inc.............       $ 0.45       $ 25.3      $ 58.9       82.8%        -3.6%           NM        0.80x
   Franklin Covey Co..       $ 1.00       $ 20.0      $ 71.2      -16.3%       -18.2%           NM        0.21x
   Thomas Nelson, Inc.       $ 9.84       $141.4      $189.0        0.6%         9.1%         9.7x        0.88x
Mean                                                                            -2.0%           NM        0.43x
Median                                                                          -1.4%           NM        0.29x
Successories                 $ 0.15       $  1.5      $  5.1      -20.6%        -5.9%           NM        0.14x

---------------------------
LTM = Latest Twelve Months
EBITDA = Earnings before Interest, Taxes, Depreciation and Amortization
Source:  Standard & Poor's Compustat Services and Duff & Phelps, LLC

         Given differences in size, products offered, profitability, and financial condition among the comparable companies and Successories, Duff & Phelps' comparable public company analysis was primarily utilized to compare and confirm the various valuation assumptions utilized in Duff & Phelps' DCF analysis.

         Comparable Transactions Analysis. Duff & Phelps searched for all transactions announced between January 1, 2001 and the date hereof in which the target company had a primary Standard Industrial Classification Code of 5961 (catalog and mail order retail) and 5947 (gift, novelty and souvenir shops). Of the approximately 75 transactions reviewed, Duff & Phelps identified 10 relevant transactions for which sufficient data was available to calculate a multiple of total enterprise value to revenue.

         Duff & Phelps noted that the amount of available public information pertaining to many of these transactions and the financial performance of the acquired companies is limited. The table below summarizes Duff & Phelps' comparable transactions analysis and compares those results to the multiples implied by the merger consideration as of February 13, 2003.

                                                    TARGET LTM      TARGET LTM           ENTERPRISE VALUE /
                                                   REVENUE (IN        EBITDA        ---------------------------
                TARGET / ACQUIRER                   MILLIONS)         MARGIN        LTM REVENUE      LTM EBITDA
                -----------------                   ---------         ------        -----------      ----------
Highest multiple - Discovery Toys / Eos
   International, Inc.........................        $40.1             NM             0.85x             NM
Lowest multiple - Josten's (Recognition
   business) / Midwest Trophy.................        $58.9             NA             0.07x             NA
Median multiples .............................                                         0.29x             NM
Successories, Inc. / S.I. Acquisition LLC.....        $37.3           -5.4%            0.22x             NM

---------------------------
Source:  Standard & Poor's

         No company utilized in the selected comparable transactions analysis is identical to Successories, nor is any transaction identical to the contemplated transaction between Successories and S.I. Acquisition. An analysis of the results therefore requires complex considerations and judgments regarding the financial and operating characteristics of Successories and the companies included in the comparable transactions, as well as economic and stock market conditions at the time of the respective transactions. As such, Duff & Phelps concluded that the comparable transactions analysis was of limited use, since little public information was available about many of the transactions reviewed.

         Premiums Paid Analysis. Duff & Phelps reviewed the transaction premiums paid over market price for 137 public-to-private transactions occurring between January 1, 1999 and December 20, 2002, for companies with market capitalizations ranging from approximately $1 million to $500 million. From January 1999 to December 2002, the average 1-day premium for companies in the bottom 10% in market capitalization was approximately 87.7%, while the median 1-day premium for the entire population analyzed was 25.0%. For Successories, the implied 1-day and 30-day premiums are respectively 77% and 94%, based upon common stock prices quoted on the OTCBB through February 6, 2003 and the merger consideration of $0.30 per share of common stock.

         Liquidation Analysis. Duff & Phelps prepared a liquidation analysis to arrive at a range of value that might be available to the Common Shareholders assuming: (1) a sale of Successories' assets on an orderly basis; (2) the payment of outstanding secured and unsecured borrowings; (3) the payment of outstanding liabilities and other claims, including preferred equity, that have a priority position over Successories' common stock; and (4) the distribution of any net proceeds to holders of common stock.

         Duff & Phelps' starting point for its hypothetical liquidation analysis was Successories management-prepared balance sheet as of January 31, 2003, which was identified as the most current financial statement available for Duff & Phelps' review. Duff & Phelps then adjusted the book value of certain assets to reflect values that might be realized in an orderly liquidation proceeding and adjusted the book value of certain liabilities to reflect amounts likely to be paid. In making these adjustments, Duff &

Phelps considered management's estimates of certain asset values and actual liabilities, among other factors.

         Duff & Phelps' liquidation analysis indicated a negative common equity valuation ranging from ($1.1) million to ($2.4) million. Duff & Phelps therefore concluded that the liquidation analysis did not provide any indication of positive value for the holders of Successories common stock.

Fees and Other Information

         In consideration for services rendered in connection with the transactions contemplated by the merger agreement, we paid Duff & Phelps a consulting fee of $50,000. In addition, we have agreed to pay a transaction fee upon the closing of the merger equal to 3.5% of the Consideration (as defined in the Duff & Phelps engagement letter), which fee will be not less than $400,000. Duff & Phelps shall credit the consulting fee against the transaction fee. We have also agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses, including the fees and expenses of its legal counsel, and to indemnify Duff & Phelps against certain liabilities, including liabilities under the federal securities laws, relating to, arising out of or in connection with its engagement.

FORWARD LOOKING INFORMATION; CERTAIN PROJECTIONS

         Successories does not, as a matter of course, make public projections as to future sales, earnings or other results. However, in connection with the merger, Successories' management prepared and provided in April of 2002 to Duff & Phelps the projections that are summarized below under the caption "Summary of Financial Projections Data" for the two fiscal years ending January 31, 2004. These projections have not been updated for actual results subsequent to the third quarter ended November 2, 2002. Such information, which was not prepared with a view to public disclosure, is included in this document for the limited purpose of providing shareholders access to the financial projections considered by the special committee and by Duff & Phelps in rendering its opinion.

         The projections below are or involve forward-looking statements and are based upon a variety of assumptions, including Successories' ability to achieve strategic goals, objectives and targets over the applicable periods. These assumptions involve judgments with respect to future economic, competitive and regulatory conditions, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond Successories' control. Many important factors, in addition to those discussed elsewhere in this proxy statement, could cause Successories' results to differ materially from those expressed or implied by the forward-looking statements. These factors include Successories' competitive environment, economic and other market conditions in which Successories operates and matters affecting business generally, all of which are difficult to predict and many of which are beyond Successories' control. Accordingly, there can be no assurance that the projections are indicative of Successories' future performance or that actual results will not differ materially from those in the projections set forth below. See "Forward Looking Statements" beginning on page 13.

         Successories is not entitled to rely on the safe harbor protection of the Private Securities Litigation Reform Act of 1995 with respect to the forward looking statements contained in these projections. In light of the uncertainties inherent in projections of any kind, the inclusion of these projections in this proxy statement should not be regarded as a representation by Successories, the board of Successories, the special committee, or any of their advisors, agents or representatives that these projections will prove to be correct.

         This prospective financial information was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified

Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, Successories' management. Our auditor, Crowe Chizek, has neither examined nor compiled the accompanying prospective financial information and, accordingly, Crowe Chizek does not express an opinion or any other form of assurance with respect thereto. The Crowe Chizek report included in this proxy statement relates to Successories' historical financial information. It does not extend to the prospective financial information and should not be read to do so.

                               SUCCESSORIES, INC.
                      SUMMARY OF FINANCIAL PROJECTION DATA
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     YEAR ENDED           YEAR ENDED
                                                                  FEBRUARY 1, 2003     JANUARY 31, 2004
                                                                    (FISCAL 2002)        (FISCAL 2003)
                                                                    -------------        -------------
Net product sales                                                   $   37,474           $   34,274
Cost of goods sold                                                      18,494               17,621
                                                                     ---------            ---------
Gross profit on product sales                                           18,980               16,653
Fees, royalties & other income                                             880                  859
                                                                     ---------            ---------
Gross margin                                                            19,860               17,512
Operating expenses                                                      24,589               17,417
                                                                     ---------            ---------
Loss before interest and other expenses, and income tax                 (4,729)                  95
Interest and other expenses, net                                           200                  154
                                                                     ---------            ---------
Loss before income tax                                                  (4,929)                 (59)
Income tax benefit                                                        (102)                  --
                                                                     ---------            ---------
Net loss                                                            $   (4,827)          $      (59)
                                                                     =========            =========
Preferred Stock Dividends                                                  220                  220
                                                                     ---------            ---------
Loss available to common shareholders                               $   (5,047)          $     (279)
                                                                     =========            =========
Weighted average shares                                              9,490,127            9,750,729
                                                                     =========            =========
Loss per share - basic and diluted                                  $    (0.53)          $    (0.03)
                                                                     =========            =========


         The following are the material assumptions relating to such financial projections:

         1. The projections for the years ending February 1, 2003 and January 31, 2004 are presented on the assumption that Successories continues to operate as a public company. Accordingly, no effect has been given to, among others, any potential cost savings arising from any reduction in professional fees and shareholder relations costs currently associated with being a public company, and any costs arising from the completion of the transaction.

         2. Projections of the operating results for the 2002 fiscal year ended February 1, 2003 were based on a blending of actual results for the first nine months and projections for the remaining three months of the fiscal year. The projections of the operating results for the last three months were based on the trends noted in the first nine months of the fiscal year and the anticipated business environment. The projections do not include any anticipated costs arising from early lease buyout terminations and other related costs associated with retail store closings finalized in the last three months of the 2002 fiscal year.

         3. Projections of the operating results for the 2003 fiscal year ended January 31, 2004 were based on 2003 sales projections and the most recent historical financial data. The overall net sales of

Successories were assumed to decline by 9% in the fiscal year 2003 in comparison to the fiscal year 2002; such decline is the net result of an assumed growth in direct marketing channel sales of 7%, a decline in retail and franchisee channel sales with fewer stores in operation and an assumed growth in wholesale business of over 100%. The gross profit, as a percentage of net sales, were assumed to decline due to higher fixed product costs per unit with a reduction in the overall sales volume. The operating expenses were anticipated to decline, which is primarily attributable to lower variable expenses with declining sales, a reduction in certain overhead costs and non-recurring costs incurred in fiscal year 2002 associated with the retail store closings.

         4. The projections do not contemplate any significant changes in the financial position of Successories. The projections assume Successories' ability to replace its current credit facility, which expires in June 2003, with a credit agreement providing a similar line of credit and borrowing base terms.

PURPOSE AND STRUCTURE OF THE MERGER

         For Successories, the purpose of the merger is to allow Successories' shareholders to realize their investment in Successories in cash at a price that represents a premium of over 77% over the closing market price of Successories common stock as quoted on the OTCBB on the last trading day before the public announcement of the execution of the merger agreement. The board believes, based upon the reasons discussed above under the captions "Special Factors--Reasons for the Merger and the Recommendation of the Committee, Disinterested Directors and the Board of Directors" and "--Background of the Merger" that the merger is the best available opportunity to enhance shareholder value at this time.


         For S.I. Acquisition and the Contributing Group, the purpose of the merger is to acquire complete ownership of Successories. S.I. Acquisition and the Contributing Group believe that Successories has good potential business prospects, based upon their knowledge of Successories' business. S.I. Acquisition and the Contributing Group believe that Successories will have greater operating flexibility to focus on its long-term value by emphasizing growth and operating cash flow without the constraint of the public market's emphasis on quarterly earnings. The transaction has been structured as a merger in order to preserve Successories' identity, goodwill and existing contractual arrangements with third parties. The Contributing Group, through S.I. Acquisition, chose to make the offer for Successories stock now because (i) after a lengthy marketing process, Successories was unable to attract an offer from an acquirer which the board found financially adequate, (ii) the impending termination of Successories' credit facility with its Bank in June of 2003; to date, despite management's efforts, alternative financing at financially acceptable terms has not been found absent a guarantee or dilutive equity issuance, (iii) Successories has not attracted, and S.I. Acquisition and the Contributing Group do not believe that Successories would be able to attract, any interest or following of institutional investors and research analysts due to its failure to generate sufficient growth in revenues and earnings, and (iv) because Successories' stock price has declined to a level at which S.I. Acquisition and the Contributing Group are willing to make an offer for Successories stock at a price that is fair to the unaffiliated shareholders of Successories.


         Successories' purpose in submitting the merger to the vote of its shareholders with a favorable recommendation at this time is to allow the shareholders an opportunity to receive a cash payment at a fair price, to provide a prompt and orderly transfer of ownership of Successories to S.I. Acquisition, to provide the public shareholders with cash for all of their shares of Successories common stock and series B convertible preferred stock and to avoid the prospect of filing for bankruptcy protection.

         The transaction has been structured as a cash merger in which S.I. Acquisition will be the surviving company and will acquire for cash all shares of Successories common and preferred stock (other than treasury shares, shares held by shareholders who perfect their dissenters' rights and shares held by S.I. Acquisition).

EFFECTS OF THE MERGER

         Upon consummation of the merger, Successories will be a privately held company, wholly owned by the members of the Contributing Group. The current shareholders of Successories, other than the members of the Contributing Group, will cease to have an ownership interest in Successories or rights as Successories' shareholders and will not benefit from any continuing operations or growth of Successories, or any transactions in which Successories may be involved in the future. The shareholders of Successories, other than the members of the Contributing Group, will be entitled to receive $0.30 in cash for each share of Successories common stock which they own and $15.00 plus all accrued and unpaid dividends for each share of series B convertible preferred stock which they own (other than shareholders who properly exercise dissenters' rights under Illinois law). The members of the Contributing Group contributed their respective shares of Successories common and preferred stock to S.I. Acquisition prior to the execution of the merger agreement in exchange for membership interests in S.I. Acquisition. As a result of the merger, all shares of Successories held by S.I. Acquisition will be cancelled and the membership interests in S.I. Acquisition will remain unchanged and represent membership interests in New Successories. The Contributing Group will own 100% of membership interests of New Successories.

         As a result of the merger, there will be no public market for Successories' common stock. After the merger, the OTCBB will cease quoting our common stock, and price quotations of shares of Successories' common stock in the public market will no longer be available. In addition, registration of Successories' common stock under the Securities Exchange Act of 1934, as amended, will be terminated. Accordingly, after the effective time of the merger, Successories will no longer be required to file periodic reports with the SEC (which we estimate would result in savings of approximately $500,000 annually).


         Upon consummation of the merger, Successories' existing net operating loss carryforwards will not benefit either S.I. Acquisition or the Contributing Group as such parties may not assume or use such losses.


         At the effective time of the merger:

         o Jack Miller will be the indirect sole manager of New Successories, the surviving company; and

         o S.I. Acquisition's articles of organization and operating agreement, as in effect immediately prior to the effective time of the merger, will be the articles of organization and operating agreement of New Successories.

         S.I. Acquisition does not have any present plans or proposals that relate to or would result in an extraordinary transaction following completion of the merger involving New Successories' structure or business, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets. However, New Successories as the surviving company will continue to evaluate its business and operations after the merger and intends to develop new plans and proposals that New Successories considers to be in its best interests and those of its then-current members, which may include greater emphasis on direct marketing, expansion of product lines and introduction of wholesaling.

         Receipt by the unaffiliated shareholders of Successories of the merger consideration will be a taxable transaction for U.S. federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign or other tax laws. The unaffiliated shareholders of Successories will recognize gain or loss in the amount of the difference between the merger consideration received and such shareholder's adjusted tax basis in the shares of Successories common stock or series B convertible preferred stock surrendered.


         The following table sets forth for each member of the Contributing Group his, her or its interest in the net book value and net earnings of Successories as of prior to the execution of the merger agreement and as of immediately after the merger:


                                         PRE-MERGER INTEREST IN SUCCESSORIES           POST-MERGER INTEREST IN SUCCESSORIES
                                         -----------------------------------           ------------------------------------
                                                                      EARNINGS*
                                                                        POST
                                                                      PREFERRED
           SHAREHOLDER                     NET BOOK VALUE             DIVIDEND             NET BOOK VALUE           EARNINGS
           -----------                     --------------             --------             --------------           --------
                                           NBV              %             %                NBV             %              %
Jack Miller Family Limited
   Partnership #1..............        $2,435,435         39.90%        20.41%         $2,356,729        33.39%         33.39%
Jack Miller Trust dated 1/18/84           112,741          1.85%         3.36%          3,594,029        50.91%         50.92%
Harvey L. Miller Trust dated
   1/21/83.....................           835,714         13.69%         2.55%            825,872        11.70%         11.70%
Judith N. Bernstein 1994 Trust.             7,378          0.12%         0.22%              6,531         0.09%          0.09%
Sharon A. McCormick Revocable
   Trust.......................             7,378          0.12%         0.22%              6,531         0.09%          0.09%
Goldie Wolfe Miller............             1,807          0.03%         0.05%              1,599         0.02%          0.02%
Howard I. Bernstein
   Declaration of Trust dated
   4/28/87.....................           251,643          4.12%         1.54%            245,713         3.48%          3.48%
Eric Achepohl..................            22,484          0.37%         0.07%             22,199         0.31%          0.31%
                                        ---------         -----         -----           ---------        -----          -----
Total..........................        $3,674,580         60.20%        28.42%         $7,059,203          100%           100%
                                        =========         =====         =====           =========        =====          =====

---------------------------
* Earnings for FYE 2/1/03 are negative.


         See "Summary Term Sheet," "Questions and Answers About the Merger and the Special Meeting," "Special Factors--Interests of Certain Persons in the Merger," "--Risks That The Merger Will Not Be Completed," "--Estimated Fees and Expenses of The Merger" and "--Certain Material U.S. Federal Income Tax Consequences."

THE CONTRIBUTING GROUP'S FINANCING OF THE MERGER

         The merger agreement does not provide for a financing contingency for S.I. Acquisition. Under the terms of S.I. Acquisition's operating agreement, Jack Miller has agreed to contribute to S.I. Acquisition, prior to the closing of the merger, an amount sufficient to close the merger, including, without limitation, the aggregate merger consideration. S.I. Acquisition in turn has covenanted to us in the merger agreement that, prior to the effective time of the merger, it will deposit into a segregated exchange fund cash sufficient to satisfy its obligation to pay the aggregate merger consideration after the closing of the merger. Additionally, Jack Miller has personally and irrevocably guaranteed to Successories that he will deposit such funds if S.I. Acquisition does not do so. Mr. Miller has a net worth significantly in excess of the aggregate merger consideration.

RISKS THAT THE MERGER WILL NOT BE COMPLETED

         Completion of the merger is subject to certain risks, including, but not limited to, the following:

         o that the merger agreement will not be adopted and approved by the holders of two-thirds of the voting power of the outstanding shares of Successories common and preferred stock (on an as-converted basis), voting together as single class;

         o that the holders of more than 15% of the outstanding shares of Successories common stock exercise their dissenters' rights under Illinois law;

         o that Successories or S.I. Acquisition will not have performed, in all material respects, their obligations contained in the merger agreement prior to the effective time of the merger;

         o that the representations and warranties made by Successories or S.I. Acquisition in the merger agreement will not be true and correct at the closing date of the merger; or

         o        that there may be litigation that could prevent the merger.

         As a result of various risks to the completion of the merger, there can be no assurance that the merger will be completed even if the requisite shareholder approval is obtained. It is expected that, if our shareholders do not adopt and approve the merger agreement or if the merger is not completed for any other reason, the management of Successories, under the direction of the board, will continue to attempt to manage Successories as an ongoing business. If the merger is not completed, depending on the circumstances, Successories may be required to reimburse certain expenses of S.I. Acquisition.

         See "Special Factors--Estimated Fees and Expenses of the Merger."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         PURPOSE OF SPECIAL COMMITTEE

         In considering the recommendation of the board, Successories' shareholders should be aware that the Contributing Group has interests different from Successories' shareholders generally, and that two of our six board members are members of the Contributing Group. As a result of this conflict of interest, the board appointed the special committee, consisting of two independent directors who are not officers or employees of Successories' or members of S.I. Acquisition and who have no financial interest in the merger different from Successories' shareholders generally. The special committee was appointed to evaluate, negotiate and, if appropriate, recommend the merger agreement and to evaluate whether the merger is in the best interests of Successories' shareholders. The special committee was aware of the differing interests between the Contributing Group and Successories' shareholders generally, and considered such differing interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in unanimously recommending to the board that the merger agreement and the merger be adopted and approved. At the time of the vote of the special committee, the members of the special committee had no financial interest in the completion of the proposed merger different from our shareholders, other than as disclosed below.

         In addition to the special committee, the disinterested directors separately and unanimously approved the merger agreement and the merger. The disinterested directors are comprised of Arnold Anderson, R. Scott Morrison, Jr. and the members of the special committee. As set forth above in "Background of the Merger", each of Messrs. Anderson and Morrison had at one time considered participating with the Contributing Group or another prospective buy-out group, but ultimately did not participate in any such group. However, because of the foregoing, Messrs. Anderson and Morrison were not nominated to the special committee at the time of its formation. At the time of the disinterested directors' vote, Messrs. Anderson and Morrison had no financial interest in the completion of the proposed merger different from our shareholders, other than as disclosed below.

         CHANGE-IN-CONTROL AND SEPARATION ARRANGEMENTS

         Each of James Brintnall, John Carroll, John Halpin, Michael McKee and Gregory Nowak will receive a cash payment upon the closing of the merger pursuant to the terms of his change of control agreement with Successories. Under such agreements, Messrs. Brintnall, Carroll, Halpin, McKee and Nowak will respectively receive $32,143, $53,571, $32,143, $150,000 and $21,429 upon the closing of a "change of control" of Successories (which definition includes the merger), less any amounts owed by such employees to Successories or to any third parties which Successories guaranteed payments to. In the event that any such employee is terminated prior to the closing of a change in control for any reason other than for Just Cause (as defined in such change of control agreement), upon the closing of such change of control, such former employee would receive the change of control payment set forth above.

         Upon the resignation of Gary Rovansek, Successories' former President and CEO, Successories and Mr. Rovansek entered into a separation agreement under which, upon the earlier of November 30, 2003 and the closing of a change of control (which definition includes the merger), whether a change of control closes or not, Mr. Rovansek will receive a payment of $96,428.

         CONTINUING EQUITY INTERESTS OF THE CONTRIBUTING GROUP

         Prior to the effective time of the merger, each member of the Contributing Group contributed each share of Successories common and preferred stock held by such member to S.I. Acquisition in exchange for membership interest in S.I. Acquisition. At the effective time of the merger, each issued and outstanding unit of S.I. Acquisition will remain unchanged and represent a unit of membership interest in New Successories.

         The percentage ownership of New Successories as the surviving company immediately following the merger will be as follows:

                                                                             APPROXIMATE
                                 NAME                                        PERCENTAGE
                                 ----                                        ----------
Jack Miller Family Limited Partnership #1..........................            33.39%
Jack Miller Trust dated 1/18/84....................................            50.92
Harvey L. Miller Trust dated 1/21/83...............................            11.70
Judith N. Bernstein 1994 Trust.....................................              .09
Sharon A. McCormick Revocable Trust................................              .09
Goldie Wolfe Miller................................................              .02
Howard I. Bernstein Declaration of Trust dated 4/28/87.............             3.48
Eric Achepohl......................................................              .31
                                                                               -----
TOTAL..............................................................              100%
                                                                               =====

         ROLE OF THE DISINTERESTED DIRECTORS IN THE SURVIVING COMPANY

         Other than Mr. Arnold Anderson's continued employment with New Successories, the disinterested directors, including the members of the special committee, will not have any role in or ownership of New Successories as the surviving company.

         NO MERGER CONSIDERATION TO BE RECEIVED BY THE CONTRIBUTING GROUP

         The members of the Contributing Group have contributed their respective shares of Successories common and preferred stock to S.I. Acquisition in exchange for membership interests in S.I. Acquisition. Pursuant to the terms of the merger agreement, all Successories shares held by S.I. Acquisition at the effective time of the merger will be cancelled without any payment, and S.I. Acquisition will not be entitled to receive any merger consideration.

         MERGER CONSIDERATION TO BE RECEIVED BY DIRECTORS AND EXECUTIVE OFFICERS OF SUCCESSORIES OTHER THAN THE CONTRIBUTING GROUP

         The directors and executive officers of Successories, other than those who are members of the Contributing Group, will be entitled to receive $0.30 per share of Successories common stock held by each of them upon the effectiveness of the merger. No executive officer or director of Successories owns any series A convertible preferred or series B convertible preferred stock. As of the record date, the following executive officers and directors of Successories will be entitled to receive the following amounts in the merger for their shares:

                 NAME                           NUMBER OF COMMON SHARES                 MERGER CONSIDERATION
                 ----                           -----------------------                 --------------------
Arnold M. Anderson*.................                   212,600(1)                            $ 63,780
John C. Carroll.....................                         0                                      0
Larry A. Hodges**...................                    60,516                                 18,155
Donald J. Hoff......................                         0                                      0
Leslie Nathanson Juris **...........                    65,516                                 19,655
Michael H. McKee....................                    34,762(2)                              10,429
R. Scott Morrison, Jr.*.............                   520,541(3)                             156,162
                                                       -------                               --------
   Total............................                   893,935                               $268,181

---------------------------

(1) Does not include 80,290 shares held by Peggy Anderson (his spouse); 133,600 shares held in trust by Peggy Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and 2,400 shares held in the name of his son, Blayke Anderson. These owners will receive $64,887 in merger consideration.
(2) Does not include 330 shares held by Cassandra McKee (his spouse) and 500 shares held by Cassandra McKee as custodian. This owner will receive $249 in merger consideration.
(3) Represents 355,025 shares held in trust by Mr. Morrison as trustee, as to which Mr. Morrison has sole voting and investment power and 165,516 shares held by Mr. Morrison as trustee for a family limited partnership. Does not include 75,000 shares held in trust by Norma A. Morrison (his spouse). This owner will receive $22,500 in merger consideration.
*        Disinterested director
**       Disinterested director and member of special committee

         TREATMENT OF STOCK OPTIONS HELD BY THE DIRECTORS, EXECUTIVE OFFICERS AND THE CONTRIBUTING GROUP


         At the effective time of the merger, all options to purchase shares of common stock of Successories, whether held by directors, executive officers, members of the Contributing Group, employees or former employees, officers or directors of Successories will be cancelled at the effective time of the merger without any payment or other consideration. All of Successories' outstanding options to purchase common stock have exercise prices greater than $0.30 per share and are therefore "out of the money" and will be cancelled without any payment.


         INDEMNIFICATION AND INSURANCE

         Article XI of Successories' bylaws provides that Successories' officers, directors, employees and agents shall be entitled to be indemnified by Successories to the fullest extent permitted under the Illinois Business Corporation Act. Article XI of the bylaws also provides for the advancement of expenses to the indemnified parties in connection with any such action. Article XI further provides that Successories may grant rights to indemnification and expense reimbursement to its employee and agents. Directors of Successories also have separate indemnification rights pursuant to indemnification agreements with Successories.

         The merger agreement provides that all such rights to indemnification existing as of the date of the merger agreement in favor of the employees, agents, directors or officers of Successories with respect to such indemnified parties' activities at or prior to the effective time of the merger, as provided in the bylaws, indemnification agreements or otherwise, shall survive the merger and shall continue in full force and effect as an obligation of New Successories after the effective time of the merger. In addition, New Successories is required to maintain directors' and officers' liability insurance policies in effect for six years after the effective time of the merger for the benefit of those persons who are currently covered by such policies of Successories, or any of its subsidiaries, in amounts and on terms no less favorable than the amounts and terms of such current insurance coverage. However, if Successories purchases a "tail" policy for such six year period prior to the effective time of the merger, New Successories' obligation to so maintain such insurance coverage for the six year period shall terminate.

ESTIMATED FEES AND EXPENSES OF THE MERGER

         Whether or not the merger is completed, in general, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses. Under certain circumstances described in "The Merger Agreement--Payment of Fees and Expenses," Successories will pay S.I. Acquisition up to an aggregate of $150,000 as a reimbursement for S.I. Acquisition's out-of-pocket expenses in connection with the merger.

         Fees and expenses of Successories with respect to the merger are estimated at this time to be as follows:

                        DESCRIPTION                              AMOUNT
                        -----------                              ------
Filing fees to SEC......................................        $    500
Legal, accounting and financial advisors' fees and
   expenses.............................................        $700,000
Printing, mailing and solicitation costs................        $ 50,000
Miscellaneous expenses..................................        $150,000
                                                                --------
TOTAL...................................................        $900,500
                                                                ========

         Approximately $2.16 million will be required to pay the aggregate merger consideration to be received by Successories' shareholders (other than S.I. Acquisition) in connection with the merger. The expenses listed above will not reduce the merger consideration to be received by Successories' shareholders.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER


With Respect to Our Shareholders (other then S.I. Acquisition)


         The following summary addresses certain material federal income tax consequences of the surrender of Successories common or preferred stock to New Successories after the effectiveness of the merger. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed U.S. Treasury regulations promulgated thereunder, relevant administrative rulings and applicable judicial decisions, all of which are subject to change, possibly with retroactive effect.

         This summary does not address all aspects of federal income taxation that may be relevant to particular Successories' shareholders and thus, for example, may not be applicable to shareholders who are financial institutions, tax-exempt organizations, insurance companies, broker-dealers, or shareholders who are not citizens or residents of the United States, or shareholders who are employees and who acquired their stock pursuant to the exercise of incentive stock options or as compensation. This summary does not address any aspect of foreign, state, local, estate or gift tax or other tax laws. This discussion assumes that each holder of Successories common or preferred stock holds such stock as a capital asset within the meaning of the Code and that S.I. Acquisition will not make an election to be treated as a corporation under the Code.

         The surrender of our common or preferred stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Code, and may also be a taxable transaction under state, local and other tax laws. A shareholder of Successories will recognize gain or loss equal to the difference between the amount of cash received by the shareholder and the tax basis in his or her common or preferred stock surrendered.

         Gain or loss recognized by a shareholder surrendering his or her shares of common or preferred stock pursuant to the merger agreement will be a capital gain or loss if such stock is a capital asset in the hands of the shareholder. If the shares of Successories common or preferred stock have been held for more than one year, the gain or loss will be long-term capital gain or loss. If our common or preferred stock was held for one year or less, the gain or loss will be a short-term capital gain or loss. Net long-term capital gains recognized by an individual shareholder generally will be subject to preferential tax rates. Capital gains recognized by a surrendering corporate shareholder generally will be subject to U.S. federal income tax at the same rates as ordinary income of such corporation. Capital losses are subject to limitations.

         Payments of cash to certain shareholders surrendering shares of Successories common or preferred stock will be subject to information reporting and "backup" withholding at a rate of 30% (for 2003), unless the shareholder furnishes his, her or its taxpayer identification number in the manner prescribed in applicable Treasury Regulations, certifies that such number is correct and meets certain other conditions. Any amounts withheld from payments to a holder under the backup withholding rules will be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

         This summary is not binding on the Internal Revenue Service, and neither Successories nor S.I. Acquisition has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to our shareholders of the transactions discussed in this proxy statement. In addition, no opinion of counsel has been or will be rendered to Successories' shareholders with respect to any of the tax effects of the merger to such shareholders.


         The federal income tax discussion set forth above is based upon current law and does not address state, local, or foreign tax consequences, or all of the tax consequences that might be relevant to a particular Successories shareholder. Each shareholder is urged to consult with his, her or its own tax advisor concerning the specific tax consequences of the merger to the shareholder, including, without limitation, the applicability and effect of foreign, state, local, or other tax laws and of any future changes in the Code, or regulation issued thereunder, or under any tax rulings or court decisions or other laws concerning taxes.

With respect to S.I. Acquisition and the Members of the Contributing Group

         The cash merger of S.I. Acquisition with Successories will be treated for federal income tax purposes as (i) a purchase by S.I. Acquisition of a portion of Successories' assets (based on the percentage of Successories shares held by persons other than S.I. Acquisition) followed by (ii) a complete liquidation of Successories in which the shareholders other than S.I. Acquisition will receive cash in exchange for their Successories shares, and S.I. Acquisition is deemed to receive a pro rata share of Successories' assets (based on the percentage of Successories shares held by S.I. Acquisition) in exchange for its Successories shares. Successories will recognize gain or loss as a result of both the deemed sale of a portion of its assets to S.I. Acquisition and the liquidating distribution of the remainder of its assets to S.I. Acquisition. S.I. Acquisition, as the surviving entity of the merger, will be liable for, and will pay, all taxes, if any, resulting from such deemed sale and liquidating distribution. In addition, S.I. Acquisition will recognize gain or loss as a result of the merger equal to the difference between the fair market value of Successories' assets deemed to be distributed to S.I. Acquisition pursuant to Successories` liquidation and S.I. Acquisition's adjusted tax basis in Successories shares immediately prior thereto. S.I. Acquisition will receive a tax basis for federal income tax purposes in the assets acquired in the merger equal to the sum of (A) the purchase price (cash plus assumed liabilities) deemed be paid for those Successories' assets described in clause (i) above plus (B) the fair market value of those assets deemed to be distributed to S.I Acquisition in clause (ii) above.


ACCOUNTING TREATMENT OF THE MERGER


         The merger will be accounted for as a sale of Successories' assets to S.I. Acquisition and a distribution of the proceeds from such asset sale to the shareholders of Successories. The inside basis of Successories' assets is greater than the sum of the aggregate merger consideration and assumption of Successories' liabilities by S.I. Acquisition, and therefore, Successories should not incur any net gain or have any net taxable income in connection with the merger. Upon consummation of the merger, Successories' existing net operating loss carryforwards will not benefit either S.I. Acquisition or the Contributing Group as such parties may not assume or use such losses.


CERTAIN REGULATORY MATTERS

         Successories and S.I Acquisition do not believe that any governmental filings are required with respect to the merger other than (i) the filing of the articles of merger with the Secretary of State of the State of Illinois, (ii) filings with the SEC and the OTCBB and (iii) tax returns and related tax documents. Successories and S.I. Acquisition do not believe that they are required to make a filing with the Department of Justice and the Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, although each agency has the authority to challenge the merger on antitrust grounds before or after the merger is completed.

DISSENTERS' RIGHTS

         Under Illinois law, if you do not wish to accept per share merger consideration in cash as provided in the merger agreement for your shares of common or series B convertible preferred stock, you have the right to dissent from the merger and to have an appraisal of the fair value of your shares conducted by an Illinois chancery court. Shareholders electing to exercise dissenters' rights must strictly comply with the provisions of Section 11.70 of the Illinois Business Corporation Act to perfect their rights. A copy of Section
11.70 is attached hereto as Appendix C. The following is a summary of the provisions of Section 11.70 of the Illinois Business Corporation Act, which specifies the procedures that you must follow to receive such payment. This summary is qualified by reference to that Section. Should you wish to exercise your dissenters' rights, you should carefully review Section 11.70. Your rights will be lost if you do not satisfy each step.

         Successories has attempted to furnish to you in this document the material information necessary to objectively enable you to evaluate the merger and to determine whether to approve the merger or exercise your dissenter's rights. To exercise your dissenter's rights, you must (1) deliver to Successories a written demand for payment for your shares before the vote on the merger agreement at the special meeting and (2) not vote in favor of the merger. If you vote for the merger agreement, you will not be entitled to dissent. A vote against the merger agreement will not satisfy the above requirement that a written demand for payment be delivered to Successories. PLEASE NOTE THAT IF A PROXY CARD IS RETURNED

WITHOUT INDICATING A VOTE WITH RESPECT TO THE MERGER, SUCH PROXY WILL BE VOTED IN FAVOR OF THE MERGER AGREEMENT.

         If you choose to dissent, within the later of (a) ten days after the effective date of the merger or (b) 30 days after you deliver a written demand for payment to Successories, Successories will send to you Successories' opinion as to the estimated fair value of your shares, Successories' balance sheet as of the end of its fiscal year ended February 2, 2002, its income statement for its fiscal year ended February 2, 2002, and its latest interim financial statements. You will also receive either a commitment to pay for your shares at their estimated fair value, plus accrued interest, or, if there is a public market for the shares where they can be readily sold, instructions to sell your shares within ten days after delivery of Successories' opinion. If you do not sell your shares within the ten-day period after being so instructed by Successories, you will be deemed to have sold your shares at their average closing price on the OTCBB during that ten-day period. Successories shall pay to each dissenter who transmits to Successories the certificate or other evidence of ownership the amount Successories estimates to be the fair value of such dissenter's shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

         If you do not agree with Successories' opinion regarding the estimated fair value of the shares or the amount of interest due, you can preserve your dissenters' rights by notifying Successories in writing, within 30 days from Successories' delivery of its opinion, of your estimate of fair value and accrued interest. You then may demand payment for the difference between your estimate of fair value and either the amount of the payment by Successories or, if you sold the shares, the proceeds of sale.

         If you and Successories are unable to agree on the fair value of the shares and accrued interest within 60 days from delivery to Successories of your estimate of fair value, Successories will either pay the difference in value that you demanded with interest or file a petition in the Circuit Court of Kane County, State of Illinois, requesting the court to determine the fair value of the shares and the interest due. Successories will make all dissenters, whether or not residents of Illinois, whose demands remain unsettled, parties to the proceeding and will serve all parties with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as required by law. The court may appoint one or more persons as appraisers to receive evidence and to determine the fair value.

         If the fair value plus interest as found by the court exceeds the amount offered by Successories or the proceeds that the shareholder received in a sale, each dissenting shareholder made a party to the proceeding is entitled to judgment for the difference.

         The court will determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers. Fees and expenses of counsel and experts for any party are excluded. If the fair value of the shares as determined by the court materially exceeds the amount of Successories' estimate, or if no estimate was made, then all or any part of such expenses may be assessed against Successories. If your estimated fair value materially exceeds the fair value that the court determined, then all or any part of such expenses may be assessed against you. Under certain circumstances, the court may also assess the fees and expenses of counsel and experts to you or Successories.

         In determining fair value, an Illinois Chancery Court is required to take into account all relevant factors. YOU SHOULD BE AWARE THAT THE FAIR VALUE OF THE SHARES AS DETERMINED UNDER SECTION 11.70 OF THE ILLINOIS BUSINESS CORPORATION ACT COULD BE MORE, THE SAME OR LESS THAN WHAT YOU WOULD HAVE RECEIVED UNDER THE MERGER AGREEMENT IF YOU DID NOT SEEK APPRAISAL OF YOUR SHARES. YOU SHOULD ALSO BE AWARE THAT INVESTMENT BANKING OPINIONS ARE NOT OPINIONS AS TO FAIR VALUE UNDER SECTION 11.70.

         IN VIEW OF THE COMPLEXITY OF SECTION 11.70, ANY SHAREHOLDER WISHING TO EXERCISE DISSENTERS' RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE DISSENTERS' RIGHTS. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTION 11.70 OF THE ILLINOIS BUSINESS CORPORATION ACT MAY RESULT IN THE LOSS OF A SHAREHOLDER'S STATUTORY DISSENTERS' RIGHTS.

         The foregoing is intended as a summary of the material provisions of the Illinois statutory procedures required to dissent from the merger and perfect a shareholder's dissenters' rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to the full text of Section 11.70. If you wish to consider exercising your dissenters' rights you should carefully review the text of
Section 11.70 contained in Appendix C because any failure to timely and properly comply with the requirements of Section 11.70 could result in the loss of your dissenters' rights under Illinois law.

                              THE MERGER AGREEMENT

         THE FOLLOWING DESCRIPTION OF THE MERGER AGREEMENT DESCRIBES THE MATERIAL TERMS OF THE MERGER AGREEMENT. A COMPLETE COPY OF THE MERGER AGREEMENT APPEARS AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. YOU ARE URGED TO READ THE ENTIRE MERGER AGREEMENT CAREFULLY.

THE MERGER

         The merger agreement provides that, subject to the conditions summarized below, Successories will merge with and into S.I. Acquisition. Upon consummation of the merger, Successories will cease to exist and New Successories will continue as the surviving company.

EFFECTIVE TIME OF MERGER

         The merger will become effective upon the filing of articles of merger with the Secretary of State of the State of Illinois in accordance with the Illinois Business Corporation Act and the Limited Liability Company Act of the State of Illinois or at such later time as is specified in the articles of merger. This time is referred to as the "effective time." Successories and S.I. Acquisition have agreed to file the articles of merger no later than two business days following satisfaction or waiver of the conditions to closing of the merger set forth in the merger agreement.

ARTICLES OF ORGANIZATION, OPERATING AGREEMENT AND OFFICERS OF NEW SUCCESSORIES AS THE SURVIVING COMPANY

         When the merger is completed:

         o the articles of organization of S.I. Acquisition as in effect immediately prior to the effective time will be the articles of organization of New Successories;

         o the operating agreement of S.I. Acquisition as in effect immediately prior to the effective time will be the operating agreement of New Successories; and

         o the officers of Successories immediately prior to the effective time will be the initial officers of New Successories.

CONVERSION AND CANCELLATION OF SUCCESSORIES' OUTSTANDING STOCK

         At the effective time, each outstanding share of Successories common stock will automatically be converted into and represent the right to receive $0.30 in cash, and each outstanding share of Successories series B convertible preferred stock will automatically be converted into and represent the right to receive $15.00 plus all accrued and unpaid dividends in cash, in each case without interest, except for:

         o shares of Successories common stock or preferred stock held by Successories in treasury and shares of Successories common stock, series A convertible preferred stock and series B convertible preferred stock held by S.I. Acquisition, all of which will be cancelled without any payment therefor; and

         o shares held by shareholders seeking dissenters' rights in accordance with Illinois law.

         At the effective time, each share of series A convertible preferred stock of Successories shall be cancelled without any payment therefor, and each outstanding membership interest in S.I. Acquisition will remain unchanged and represent a membership interest in New Successories.

PAYMENT FOR SHARES

         Prior to the effective time of the merger, S.I. Acquisition will deposit with a paying agent as designated by S.I. Acquisition (and approved by Successories) sufficient funds to pay the aggregate merger consideration. As soon as reasonably practicable after the effective time of the merger, New Successories, as the surviving company, will cause to be mailed to each record holder of shares of Successories common and series B convertible preferred stock (other than shares held by S.I. Acquisition or shareholders seeking dissenters' rights) immediately prior to the effective time a letter of transmittal and instructions to effect the surrender of their certificate(s) in exchange for payment of the merger consideration.

         SHAREHOLDERS OF SUCCESSORIES SHOULD NOT FORWARD STOCK CERTIFICATES TO THE PAYING AGENT UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL.

         Each of our shareholders (other than S.I. Acquisition) will be entitled to receive the merger consideration only upon surrender to the paying agent of a share certificate, together with such letter of transmittal duly completed in accordance with the instructions thereto. If a share certificate has been lost, stolen or destroyed, the holder of such certificate shall be required to make an affidavit of that fact and to give to Successories, at its option, a bond in such reasonable amount as Successories may direct as indemnity against any claim that may be made against the surviving company with respect to such share certificate before any payment of the merger consideration will be made to such holder. If payment of the merger consideration is to be made to a person whose name is other than that of the person in whose name the share certificate is registered, it will be a condition of payment that (1) the share certificate so surrendered be properly endorsed or otherwise in proper form for transfer and
(2) the person requesting such exchange pay any transfer or other taxes that may be required to the satisfaction of the paying agent. No interest will be paid or accrued upon the surrender of the share certificates for the benefit of holders of the share certificates on any merger consideration.

         At any time following the date that is twelve months after the effective time of the merger, New Successories, as the surviving company, will be entitled to require the paying agent to deliver to it all cash and documents in its possession that have been deposited with the paying agent and which have not been disbursed to holders of Successories' share certificates. Thereafter, holders of certificates representing shares of Successories common stock or series B convertible preferred stock outstanding before the effective time will surrender their certificates to New Successories as the surviving company and will be entitled to look only to New Successories as the surviving company and only as general creditors of the surviving company for payment of any claims for merger consideration to which they may be entitled. Neither New Successories as the surviving company nor the paying agent will be liable to any person in respect of any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

TREATMENT OF STOCK OPTIONS

         Each outstanding stock option, whether or not then vested or exercisable, will, as of the effective time of the merger, be cancelled and converted, at the effective time, into the right to receive in cash an amount equal to the product of (i) the number of shares of Successories' common stock subject to such options, and (ii) the excess, if any, of $0.30 over the exercise price per share of such option.

REPRESENTATIONS AND WARRANTIES

         The merger agreement contains various representations and warranties with respect to Successories and its subsidiaries relating to, among other things:

         o our organization, qualification to do business and good standing;

         o        the validity of our organizational documents;

         o        our capital structure;

         o the authorization, execution and enforceability of the merger agreement;

         o applicable governmental consents and approvals in connection with the merger;

         o        our financial statements and reports with the SEC;

         o        the information contained in this proxy statement and the
                  Schedule 13e-3;

         o the absence of material changes in our business operations since February 2, 2002;

         o        the required vote of our shareholders at the special meeting;

         o        taxes;

         o        employee benefits;

         o        environmental matters;

         o        enforceability of our contracts;

         o        litigation;

         o        brokers' fees and expenses; and

         o        franchise matters.

         The merger agreement contains various representations and warranties with respect to S.I. Acquisition relating to, among other things:

         o their organization, qualification to do business and good standing;

         o        the validity of their organizational documents;

         o the authorization, execution and enforceability of the merger agreement;

         o        availability of funds in connection with the merger;

         o        the operation of S.I. Acquisition;

         o        the information contained in this proxy statement and the
                  Schedule 13e-3;

         o        no vote required; and

         o        brokers' fees and expenses.

         Certain of the representations and warranties listed above incorporate knowledge standards and materiality qualifiers.

CONDUCT OF BUSINESS PENDING THE MERGER

         Successories has agreed that, until the effective time or unless S.I. Acquisition consents in writing, Successories and its subsidiaries will:

         o conduct their businesses in the usual, regular and ordinary course of business consistent with past practices; and

         o use reasonable efforts to maintain and preserve intact its business organization, employees and business relationships.

         Except as permitted or required under the merger agreement, Successories has also agreed that until the completion of the merger, without the prior written consent of S.I. Acquisition, it will not, nor will it permit its subsidiaries to:

         o declare any dividends outside the ordinary course of business, inconsistent with past practice or alter our capital structure;

         o        issue any securities;

         o        amend our organizational documents;

         o        merge or consolidate with another entity;

         o incur indebtedness outside of the ordinary course, consistent with past practice;

         o materially adjust or amend employee salaries or employment agreements;

         o        amend our accounting methods or income tax elections;

         o enter into restrictive agreements which affect our ability to do business;

         o        make any capital expenditures outside the ordinary course; or

         o        agree or commit to do any of the foregoing.

         Except as permitted or required under the merger agreement, S.I. Acquisition has also agreed that until the completion of the merger, without the prior written consent of Successories, S.I. Acquisition:

         o        will not alter its capital structure;

         o will vote its shares of Successories common stock and preferred stock in favor of the merger; and

         o will not take any action that could reasonably result in any of conditions precedent to the merger to not be fulfilled.

         Prior to the effective time, each of Successories and S.I. Acquisition agrees to inform the other of any breach to its respective representations, warranties or covenants. Each of Successories and S.I. Acquisition also agrees to provide the other with the opportunity to review and comment upon any SEC document prior to its filing.

         Successories additionally has agreed, among other things:

         o to expeditiously call and hold the special meeting, and the board shall recommend the approval of the merger, subject to Successories' ability to engage in third party negotiations or accept a superior proposal (see "--No Solicitation of Alternative Transactions" on page 56);

         o to promptly prepare and file the proxy statement and Schedule 13e-3 with the SEC;

         o to use our reasonable best efforts to mail the proxy statement to our shareholders as promptly as practicable;

         o subject to any existing restrictions, to provide to the representatives of S.I. Acquisition reasonable access during normal business hours to all of our internally available information and materials; and

         o to furnish S.I. Acquisition with copies of any of our securities filings pursuant to the requirements of federal or state securities laws.

         S.I. Acquisition has agreed, among other things:

         o to cooperate with Successories in the preparation of proxy statement and Schedule 13e-3; and

         o to maintain the confidentiality of information disclosed by Successories.

         Each of Successories and S.I. Acquisition has also agreed, among other things:

         o to use our reasonable best efforts to take all actions, and to cooperate with the other in doing all things, advisable to expeditiously consummate the merger; and

         o to use our reasonable best efforts to give prompt notice to the other party of any event which could likely cause any representation or warranty to become materially untrue, or cause any covenant to not be fulfilled.

         We urge shareholders to carefully read the sections in the merger agreement entitled "Covenants Relating to Conduct of Business" and "Additional Agreements."

NO SOLICITATION OF ALTERNATIVE TRANSACTIONS

         Until the effective time or the merger agreement is terminated, Successories has agreed not to directly or indirectly:

         o solicit or initiate the submission of an acquisition proposal involving Successories;

         o enter into any agreement with respect to an acquisition proposal involving Successories; or

         o participate in any discussions or negotiations or otherwise take any action to facilitate an acquisition proposal, including any action which could reasonably be expected to lead to an acquisition proposal.

         Notwithstanding the foregoing, Successories and our board may engage in discussions or negotiations with a third party or furnish non-public information if the special committee determines in good faith that such actions are reasonably likely to lead to a superior proposal, provided such third party executes a confidentiality agreement with terms substantially similar to those binding S.I. Acquisition. Successories shall provide S.I. Acquisition with updates on any such discussions. The special committee and board are allowed to comply with SEC rules on tender offers and takeovers under Rules 14d-9 and 14e-2.

         As used in the merger agreement and summarized herein:

         o An "acquisition proposal" as it relates to Successories, means and includes any offer, indication of interest or proposal (other than by S.I. Acquisition) relating to a transaction involving the acquisition of stock or assets of Successories, or a merger or consolidation with Successories, which would upon the consummation thereof materially and adversely affect the ability of the parties to consummate the transactions contemplated in the merger agreement, including the merger.

         o A "superior proposal" as it relates to Successories, means an acquisition proposal which the special committee determines in good faith, after consultation with and giving due consideration to the advice of its legal and financial advisors (x) is one as to which there has been provided evidence of cash on hand or readily available financing under existing lines of credit or written commitments sufficient to fund the consummation of such acquisition proposal and (y) would, if consummated, result in a transaction more favorable to the Successories' shareholders from a financial point of view than the merger contemplated by the merger agreement.

         Nothing in the merger agreement prohibits our board from disclosing to our shareholders a position with respect to a transaction proposal by a third party to the extent required under the Securities and Exchange Act of 1934, as amended, including Rules 14d-9 and 14e-2, or from making such disclosure to our shareholders which, based on advice of outside counsel, the board or special committee determines in good faith is required under applicable law.

FEES AND EXPENSES

         Except as set forth below, whether or not the merger is consummated, all costs and expenses incurred in connection with the merger and the merger agreement will be paid by the party incurring the expense, except that Successories and S.I. Acquisition will share equally in all printing and mailing expenses, all governmental filing fees and all fees and expenses related to communicating with our shareholders, up to a maximum of $25,000 for S.I. Acquisition (see "--Payment of Fees and Expenses" on page 58).

INDEMNIFICATION AND INSURANCE

         The merger agreement provides that all rights to indemnification existing as of the date of the merger agreement in favor of the directors, officers, employees or agents of Successories with respect to their activities at or prior to the effective time of the merger, as provided in Successories' bylaws, separate indemnification agreements or otherwise, shall survive the merger and shall continue in full force and effect after the effective time of the merger as an obligation of New Successories. In addition, New Successories as the surviving company is required to maintain directors' and officers' liability insurance policies in effect for six years after the effective time of the merger for the benefit of those persons who are currently covered by such policies of Successories in amounts and on terms no less favorable than the amounts and terms of such current insurance coverage. However, if Successories purchases a "tail" policy for such six year period prior to the effective time of the merger, New Successories' obligation to so maintain such insurance coverage for the six year period shall terminate.

CONDITIONS TO COMPLETION OF THE MERGER

         The completion of the merger depends on a number of conditions being met. The respective obligation of each party to effect the merger shall be subject to the fulfillment at or prior to closing of the merger of the following conditions:

         o the merger and the merger agreement shall have been duly approved by the requisite vote of Successories' shareholders;

         o no court or governmental entity having jurisdiction shall have issued any order or injunction which has the effect of making the merger or any merger-related transaction illegal;

         o our respective representations and warranties in the merger agreement must have been materially true and correct at the date the merger agreement was executed and must remain materially true and correct as of the date of the closing of the merger; and

         o we have respectively performed and complied in all material respects with our respective obligations and covenants required by the merger agreement to be performed or complied with on or prior to the date of the closing of the merger.

         Additionally, S.I. Acquisition's obligation to close the merger is subject to the satisfaction or waiver of each of the following conditions before completion of the merger:

         o        the Duff & Phelps' Opinion shall not have been withdrawn; and

         o the holders of no more than 15% of our outstanding shares of common stock shall have exercised their dissenters' rights under Illinois law.

         Additionally, our obligation to close the merger is subject to the satisfaction or waiver of the following condition before completion of the merger:

         o the aggregate merger consideration shall have been deposited in the exchange fund with the paying agent.

TERMINATION OF THE MERGER AGREEMENT

         Either party may terminate the merger agreement at any time prior to the closing of the merger under the following circumstances:

         o        by both of us upon our mutual written consent;

         o by either party if the merger has not closed by November 13, 2003, unless such failure to close is caused by the terminating party's breach of its obligations under the merger agreement;

         o by either party if a governmental entity prohibits the consummation of the merger and such governmental order or ruling is final and nonappealable;

         o by either party if our shareholders do not approve the merger agreement at our special meeting, provided that S.I. Acquisition may not so terminate if it did not vote its shares of Successories common stock and preferred stock in favor of the merger;

         o by either party if the special committee or board accepts a superior proposal;

         o by S.I. Acquisition if our board withdraws its support for the merger, our board fails to reject a third party acquisition proposal, we fail to include the Duff & Phelps Opinion in this proxy statement, we fail to mail this proxy statement within 10 days of the SEC approving clearance or we resolve to do any of the foregoing;

         o by either party if the other party has failed to materially comply with any of its covenants or agreements contained in the merger agreement, and such failure prevents a closing condition from being fulfilled and such breach cannot be cured prior to November 13, 2003; or

         o by either party if the other party breaches any of its representations or warranties, and such breach prevents a closing condition from being fulfilled and such breach cannot be cured prior to November 13, 2003.

         Additionally, Successories may terminate the merger agreement if our board determines that an acquisition proposal constitutes a superior proposal. As described above, a "superior proposal" means an acquisition proposal that the special committee determines in good faith, after consultation with and giving due consideration to the advice of its legal and financial advisors, is more favorable to our shareholders from a financial point of view than the proposed merger and for which Successories has received evidence of cash on hand or financing sufficient to fund consummation of such acquisition proposal.

PAYMENT OF FEES AND EXPENSES

         Generally, upon the termination of the merger agreement, each party shall be responsible for its own expenses. However, Successories has agreed to pay the out-of-pocket expenses of S.I. Acquisition and its affiliates incurred in connection with the proposed merger, up to a maximum of $150,000, upon the termination of the merger agreement under the following circumstances:

         o we announce an alternative acquisition proposal prior to our special meeting which remains open and the requisite shareholder vote is not obtained;

         o our special committee or our board resolves to accept a superior proposal;

         o our board withdraws its support for the merger, our board fails to reject a third party acquisition proposal, we fail to include the Duff & Phelps Opinion in this proxy statement, we fail to mail this proxy statement within 10 days of the SEC approving clearance or we resolve to do any of the foregoing;

         o we breach any of our covenants, representations or warranties contained in the merger agreement, and such failure prevents a closing condition from bring fulfilled and such breach cannot be cured prior to November 13, 2003; or

         o we breach our covenant not to affirmatively solicit a third party acquisition proposal.

EXTENSION, WAIVER AND AMENDMENT OF THE MERGER AGREEMENT

         Successories and S.I. Acquisition may amend the merger agreement before completion of the merger; provided, however, after our shareholders approve the merger and the merger agreement, no change may be made which would by law require the further approval of our shareholders.

         Either Successories or S.I. Acquisition may, in writing, extend the other's time for or waive compliance with the performance of any of the obligations or other acts under the merger agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the merger agreement.

                 CERTAIN PURCHASES OF SUCCESSORIES COMMON STOCK

         The following table indicates by fiscal quarter: any purchases of Successories common stock made by Successories, or any executive officer, director or affiliate of Successories since February 28, 2001; the number of shares purchased; the range of prices paid for such stock; and the average purchase price.

                                                                  NUMBER OF                              AVERAGE
                                                                   SHARES            RANGE OF           PURCHASE
            PURCHASER                    FISCAL QUARTER           PURCHASED           PRICES              PRICE
            ---------                    --------------           ---------           ------              -----

Howard I. Bernstein(1).........       11/04/01 - 02/02/02             18,600        $.50 - .55            $.53
Jack Miller(2).................       02/04/01 - 05/05/01            100,000       $1.97 - 2.39           $2.18
R. Scott Morrison, Jr.(3)......       02/04/01 - 05/05/01             19,000       $2.05 - 2.25           $2.19

---------------------------

(1) Represents shares purchased by The Howard I. Bernstein Declaration of Trust dated 04/28/87, of which Mr. Bernstein is trustee.
(2) Represents shares purchased by The Jack Miller Trust Dated 01/18/84, of which Mr. Miller is trustee.
(3) Represents shares purchased by The Robert S. Morrison Revocable Trust dated 01/22/82, as to which Mr. Morrison has sole voting and investment power.

         Other than the contribution of our common and preferred stock to S.I. Acquisition by members of the Contributing Group and the quarterly issuance of common stock to our directors pursuant to our amended and restated stock option plan in the ordinary course, there were no transactions in shares of Successories common stock that were effected during the past 60 days by Successories, or any executive officer or director of Successories.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Shareholders of record as of the close of business on ________will be entitled to vote at the special meeting and any adjournment thereof. As of February 28, 2003, Successories had an aggregate of 11,059,580 outstanding voting securities consisting of 9,910,984 shares of common stock, 503,092 shares of series A convertible preferred stock, par value $.01 per share, which are convertible into 503,092 shares of common stock, and 101,667 shares of series B convertible preferred stock, par value $.01 per share, which are convertible into 645,504 shares of common stock. The following table sets forth information of all persons known to be the beneficial owner of more than 5% of Successories outstanding voting securities as of February 28, 2003.

                                             NUMBER OF SHARES OWNED AND
           BENEFICIAL OWNER                NATURE OF BENEFICIAL OWNERSHIP(1)              PERCENT OF CLASS
           ----------------                ---------------------------------              ----------------
Jack Miller.........................                  3,954,577(2)                             35.7%
Arnold M. Anderson..................                    705,890(3)                              6.2%
Corbin & Company....................                  1,063,850(4)                              9.6%
R. Scott Morrison, Jr...............                    612,541(5)                              5.5%

---------------------------

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) S.I. Acquisition LLC, of which Jack Miller is indirectly the sole manager, owns (i) 2,799,565 shares of common stock; (ii) 503,092 shares of series A convertible preferred stock, par value $.01 per share, of Successories, which as of ________ __, 2003 are convertible into 503,092 shares of Successories' Common Stock; and (iii) 100,000 shares of series B convertible preferred stock, par value $.01 per share, of Successories, which as of _________ __, 2003 are convertible into 634,920 shares of Successories' Common Stock. The address of Jack Miller is c/o The Benida Group, LLC, 485 Half Day Road, Suite 200, Buffalo Grove, Illinois 60089. Includes 17,000 shares subject to immediately exercisable options.
(3) Includes 277,000 shares subject to immediately exercisable options; 80,290 shares held by Peggy Anderson (his spouse); 133,600 shares held in trust by Peggy Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and 2,400 shares held in the name of his son, Blayke Anderson. Mr. Anderson's address is c/o Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504.
(4) According to a Schedule 13G/A dated December 31, 2002 and filed with the SEC, Corbin & Company, a registered investment advisor, had shared voting and shared dispositive power over 1,063,850 shares. The address of Corbin & Company is 6300 Ridglea Place, Suite 1111, Fort Worth, Texas 76116.
(5) Includes 355,025 shares held in trust by Mr. Morrison as trustee, as to which Mr. Morrison has sole voting and investment power; 165,516 shares held by Mr. Morrison as trustee for a family limited partnership; 75,000 shares held in Trust by Norma A. Morrison (his spouse) and 17,000 shares subject to immediately exercisable options. Mr. Morrison's address is c/o Morrison Properties, 243 N.E. Fifth Avenue, Delray Beach, Florida 33483.

         The following table sets forth, as of February 28, 2003, information with respect to the shares of our common stock beneficially owned by: (i) each director; (ii) the Interim CEO and President; (iii) the other most highly compensated executive officers; and (iv) all directors and executive officers as a group.


                                             NUMBER OF SHARES OWNED AND
           BENEFICIAL OWNER                NATURE OF BENEFICIAL OWNERSHIP(1)              PERCENT OF CLASS
           ----------------                ---------------------------------              ----------------
Arnold M. Anderson..................                   705,890(2)                               6.2%
Howard I. Bernstein.................                    13,000(3)                                 *
John C. Carroll.....................                    20,000(4)                                 *
Larry A. Hodges.....................                    73,516(5)                                 *
Donald Hoff.........................                         0                                    *
Leslie Nathanson Juris..............                    78,516(6)                                 *
Michael H. McKee....................                   183,092(7)                               1.6%
Jack Miller.........................                 3,954,577(8)                              35.7%
R. Scott Morrison, Jr...............                   612,541(9)                               5.5%
All of the directors and executive
   officers as a group (11 persons).                 5,641,132(10)                             49.1%

---------------------------
*        Percentage represents less than 1%.
(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2)      See note 3 to the previous security ownership table.

(3) Comprised of 13,000 shares owned by the Howard I. Bernstein Declaration of Trust dated 4/28/87 subject to immediately exercisable options. Excludes 82,474 shares of series A convertible preferred stock, par value $.01 per share of Successories and 152,378 shares of Successories common stock, all of which shares were contributed by the Howard I. Bernstein Declaration of Trust dated 4/28/87 to S.I. Acquisition LLC.
(4)      Includes 20,000 shares subject to immediately exercisable options.
(5)      Includes 13,000 shares subject to immediately exercisable options.
(6) Includes 60,516 shares held by Leslie Nathanson Juris; 5,000 shares held in trust by Leslie Nathanson Juris and 13,000 shares subject to immediately exercisable options.
(7) Includes 8,844 shares held by Michael H. McKee; 25,918 shares held by Michael McKee and Cassandra McKee (his spouse) as joint tenants; 330 shares held by Cassandra McKee; 500 shares held by Cassandra McKee as custodian and 147,500 shares subject to immediately exercisable options.
(8)      See note 2 to the previous security ownership table.
(9)      See note 5 to the previous security ownership table.
(10)     Includes 541,500 shares subject to options exercisable within 60 days.

                              SHAREHOLDER PROPOSALS

         Proposals submitted by shareholders of Successories for presentation at the 2003 annual meeting of shareholders, to be held if the merger has not been consummated prior thereto, must have been received by the Secretary of Successories no later than February 4, 2003 for inclusion in the proxy statement and form of proxy relating to the 2003 annual meeting of shareholders.

                                  OTHER MATTERS


         Each proxy which grants discretionary authority to the proxy holders to vote the proxy with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the special meeting, including without limitation, the right to adjourn or postpone the special meeting in order to solicit additional proxies, shall voted by such proxy holders in accordance with their best reasonable judgment. However, our board is unaware of any business to come before the special meeting other than those matters described above in this proxy statement.


                             INDEPENDENT ACCOUNTANTS


         Successories' financial statements as of and for the two year period ended February 1, 2003, included in this proxy statement as part of Appendix D, have been audited by Crowe, Chizek and Company LLP, independent accountants, as stated in their report included in Successories' Annual Report on Form 10-K for the two year period ended February 1, 2003, which is included in this proxy statement as part of Appendix D. Successories' financial statements as of and for the year ended January 29, 2000, included in this proxy statement as part of Appendix D, have been audited by Arthur Andersen LLP, independent accountants, as stated in their report included in Successories' Annual Report on Form 10-K for the year ended January 29, 2000, which is included in this proxy statement as part of Appendix D.


                       WHERE YOU CAN FIND MORE INFORMATION

         As a public company, Successories is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. In addition, because the merger may be considered to be a "going private" transaction, Successories has filed a Rule 13e-3 Transaction Statement on
Schedule 13E-3 with respect to the merger. The Schedule 13E-3, the exhibits to the Schedule 13E-3 and such reports, proxy statements and other information contain additional information about Successories. Each exhibit to the Schedule 13E-3 will be made available for inspection and copying at Successories' executive offices during regular business hours by any Successories' shareholder or a representative of a shareholder as so designated in writing.

         Successories' shareholders may read and copy the Schedule 13E-3 and any reports, statements or other information filed by Successories at the SEC's public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional office of the Securities and Exchange Commission located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Successories' filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC located at: http://www.sec.gov.


         This proxy statement is being furnished to shareholders together with a copy of Successories' Annual Report on Form 10-K for the fiscal year ended February 1, 2003 and its Quarterly Report on Form 10-Q for the fiscal quarter ended November 2, 2002 which are attached to this proxy statement as Appendix D and Appendix E, respectively.


         The fairness opinion of Duff & Phelps, LLC is attached to this proxy statement as Appendix B. The fairness opinion of Duff & Phelps, LLC is also available for inspection and copying by Successories' shareholders (or a representative so designated in writing) at our principal offices at 2520 Diehl Road, Aurora, Illinois 60504 during regular business hours.


         The SEC allows Successories to "incorporate by reference" information into this proxy statement. This means that Successories can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement may update and supersede the information incorporated by reference. Similarly, the information that Successories later files with the SEC may update and supercede the information in this proxy statement, and Successories will amend the Schedule 13E-3 and this proxy statement to include such information to the extent required to fulfill Successories' disclosures obligation. Successories also incorporates by reference into this proxy statement the following documents filed by it with the SEC under the Exchange Act:

         o Annual Report on Form 10-K for the fiscal year ended February 1, 2003; and


         o Quarterly Report on Form 10-Q for the fiscal quarter ended November 2, 2002.

         However, any references in the documents listed above to the Private Securities Litigation Reform Act of 1995 and "safe harbor" protection for forward-looking statements are specifically not incorporated by reference into this proxy statement.

         This proxy statement does not constitute an offer to sell or to buy, or a solicitation of an offer to sell or to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in such jurisdiction.

         The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Successories since the date of this proxy statement or that the information herein is correct as of any later date.


         Shareholders should not rely on information other than that contained or incorporated by reference in this proxy statement (including its appendices). Successories has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated ________, 2003. Unless explicitly stated otherwise, the information contained in Successories' Annual Report on Form 10-K for the fiscal year ended February 1, 2003, included in this proxy statement as Appendix D, is as of May 2, 2003, the date of filing with the Securities and Exchange Commission of the Form 10-K. No assumption should be made that the information contained in this proxy statement is accurate as of any other date, and the mailing or delivery of this proxy statement will not create any implication to the contrary.

         IN ADDITION, INFORMATION CONTAINED IN APPENDIX D AND APPENDIX F MAY BE UPDATED AND SUPERCEDED BY INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. SUCCESSORIES HAS SUPPLIED ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO SUCCESSORIES, ITS SUBSIDIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS AND AFFILIATES, AND S.I. ACQUISITION LLC HAS SUPPLIED ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO S.I. ACQUISITION LLC AND ITS MANAGER, MEMBERS, OFFICERS AND AFFILIATES.

         No provisions have been made in connection with the merger to grant shareholders access to Successories' corporate files or the corporate files of S.I. Acquisition, or to obtain counsel or appraisal services for shareholders at Successories' expense or the expense of S.I. Acquisition.

                                                                    APPENDIX A

















                          AGREEMENT AND PLAN OF MERGER

                                 by and between

                              S.I. ACQUISITION LLC,

                      an Illinois limited liability company

                                       and

                               SUCCESSORIES, INC.,

                             an Illinois corporation

                          Dated as of February 13, 2003

                                                      TABLE OF CONTENTS

                                                                                                               PAGE

Article I         THE MERGER.....................................................................................1

         1.1      The Merger.....................................................................................1

         1.2      Closing........................................................................................1

         1.3      Effective Time.................................................................................1

         1.4      Effects of the Merger..........................................................................2

         1.5      Articles of Organization.......................................................................2

         1.6      Operating Agreement............................................................................2

         1.7      Officers.......................................................................................2

         1.8      Effect on Capital Stock........................................................................2

         1.9      Dissenting Shares..............................................................................3

         1.10     Stock Options and Warrants.....................................................................3

Article II        EXCHANGE OF CERTIFICATES.......................................................................3

         2.1      Exchange Fund..................................................................................3

         2.2      Exchange Procedures............................................................................4

         2.3      Further Ownership Rights in Company Common Stock and Company Preferred Stock...................5

         2.4      Termination of Exchange Fund; Unclaimed Funds..................................................5

         2.5      No Liability...................................................................................5

         2.6      Lost Certificates..............................................................................5

         2.7      Withholding Rights.............................................................................5

Article III       REPRESENTATIONS AND WARRANTIES.................................................................6

         3.1      Representations and Warranties of the Company..................................................6

         3.2      Representations and Warranties of Acquirer....................................................11

Article IV        COVENANTS RELATING TO CONDUCT OF BUSINESS.....................................................13

         4.1      Covenants of the Company......................................................................13

         4.2      Covenants of Acquirer.........................................................................14

         4.3      Advice of Changes; Government Filings.........................................................15

Article V         ADDITIONAL AGREEMENTS.........................................................................16

         5.1      Shareholders' Meeting; Preparation of Disclosure Documents....................................16

         5.2      Access to Information; Confidentiality........................................................17

         5.3      Approval and Consents; Cooperation............................................................18

         5.4      Acquisition Proposals.........................................................................18

         5.5      Fees and Expenses.............................................................................19

         5.6      Indemnification; Directors' and Officers' Insurance...........................................19

         5.7      Public Announcements..........................................................................21

         5.8      Further Assurances............................................................................21

                                                           i




                                                      TABLE OF CONTENTS
                                                          (continued)

                                                                                                               PAGE

Article VI        CONDITIONS PRECEDENT..........................................................................22

         6.1      Conditions to Each Party's Obligation to Effect the Merger....................................22

         6.2      Conditions to the Obligation of Acquirer to Effect the Merger.................................22

         6.3      Conditions to the Obligation of the Company to Effect the Merger..............................23

Article VII       TERMINATION AND AMENDMENT.....................................................................23

         7.1      Termination...................................................................................23

         7.2      Effect of Termination; Termination Fee and Reimbursement of Expenses..........................24

         7.3      Amendment.....................................................................................25

         7.4      Extension; Waiver.............................................................................25

         7.5      Procedure for Termination, Amendment, Extension or Waiver.....................................26

Article VIII      GENERAL PROVISIONS............................................................................26

         8.1      Non-Survival of Representations, Warranties, Covenants and Agreements.........................26

         8.2      Notices.......................................................................................26

         8.3      Interpretation................................................................................27

         8.4      Counterparts..................................................................................27

         8.5      Entire Agreement; No Third Party Beneficiaries................................................28

         8.6      Governing Law.................................................................................28

         8.7      Waiver of Jury Trial..........................................................................28

         8.8      Severability..................................................................................28

         8.9      Assignment....................................................................................28

         8.10     Enforcement...................................................................................28

         8.11     Definitions...................................................................................29

                                                           ii




                                              GLOSSARY OF DEFINED TERMS

                                                                                                  Location of
Defined Term                                                                                       Definition
------------                                                                                       ----------

Acquirer..............................................................................................Preamble
Acquisition Proposal............................................................................Section 5.4(a)
Affiliate.........................................................................................Section 8.11
Aggregate Merger Consideration.....................................................................Section 2.1
Agreement.............................................................................................Preamble
Business Day......................................................................................Section 8.11
Closing............................................................................................Section 1.2
Closing Date.......................................................................................Section 1.2
Code...............................................................................................Section 2.7
Common Merger Consideration.....................................................................Section 1.8(c)
Company...............................................................................................Preamble
Company Articles................................................................................Section 1.8(d)
Company Board.........................................................................................Recitals
Company Common Stock.........................................................................Section 3.1(b)(i)
Company Disclosure Schedule........................................................................Section 3.1
Company Preferred Stock......................................................................Section 3.1(b)(i)
Company Stock Options.............................................................................Section 1.10
Confidential Information..........................................................................Section 8.11
Dissenting Shares..................................................................................Section 1.9
Dissenting Shareholder.............................................................................Section 1.9
Effective Time.....................................................................................Section 1.3
Employee Benefit Plan.............................................................................Section 8.11
Employee Pension Benefit Plan.....................................................................Section 8.11
Employee Welfare Benefit Plan.....................................................................Section 8.11
Environmental Laws................................................................................Section 8.11
ERISA.............................................................................................Section 8.11
Exchange Act...............................................................................Section 3.1(c)(iii)
Exchange Agent.....................................................................................Section 2.1
Exchange Fund......................................................................................Section 2.1
Expenses..........................................................................................Section 8.11
GAAP............................................................................................Section 3.1(d)
Governmental Entity........................................................................Section 3.1(c)(iii)
Hazardous Materials...............................................................................Section 8.11
IBCA...............................................................................................Section 1.1
ILLCA..............................................................................................Section 1.1
Illinois Articles of Merger........................................................................Section 1.3
Illinois Secretary of State........................................................................Section 1.3
Income Tax........................................................................................Section 8.11
Income Tax Return.................................................................................Section 8.11
Indemnified Parties................................................................................Section 5.6
Law...............................................................................................Section 8.11
Liens......................................................................................Section 3.1(b)(iii)
Material Adverse Effect...........................................................................Section 8.11
Merger.............................................................................................Section 1.1
Merger Consideration............................................................................Section 1.8(d)
Organizational Documents..........................................................................Section 8.11

                                       iii




                                                                                                  Location of
Defined Term                                                                                       Definition
------------                                                                                       ----------

Outside Date....................................................................................Section 7.1(b)
Permitted Recipients............................................................................Section 5.2(b)
Person............................................................................................Section 8.11
Proxy Statement............................................................................Section 3.1(c)(iii)
Reports.........................................................................................Section 3.1(d)
Representatives...................................................................................Section 8.11
Required Company Vote...........................................................................Section 3.1(g)
Required Regulatory Approvals......................................................................Section 5.3
Schedule 13E-3.............................................................................Section 3.1(c)(iii)
SEC........................................................................................Section 3.1(c)(iii)
Securities Act..................................................................................Section 3.1(d)
Series A Preferred Stock..........................................................................Section 8.11
Series B Preferred Merger Consideration.........................................................Section 1.8(d)
Series B Preferred Stock..........................................................................Section 8.11
Special Committee.....................................................................................Recitals
Shareholders' Meeting...........................................................................Section 5.1(a)
Subsidiary........................................................................................Section 8.11
Superior Proposal...............................................................................Section 5.4(c)
Surviving Company..................................................................................Section 1.1
Termination Fee.................................................................................Section 7.2(b)


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of February 13, 2003, is by and between S.I. Acquisition LLC, an Illinois limited liability company ("Acquirer"), and Successories, Inc., an Illinois corporation (the "Company").

                                   WITNESSETH:

         A. The members of Acquirer and the Board of Directors of the Company (the "Company Board") have approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, subject to the terms and conditions set forth in this Agreement.

         B. The Company Board, based in part upon the recommendation of a special committee of independent directors thereof (the "Special Committee"), has determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, the Company's unaffiliated shareholders.

         C. Acquirer and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger as set forth in this Agreement.

         D. Acquirer agrees, pursuant to the terms below, to vote its shares of Company Common Stock and Company Preferred Stock in favor of the adoption of this Agreement and the Merger at any meeting of the Company shareholders.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                   THE MERGER
                                   ----------

         1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Business Corporation Act of 1983 of the State of Illinois (the "IBCA") and the Limited Liability Company Act of the State of Illinois (the "ILLCA"), the Company shall be merged with and into Acquirer (the "Merger") at the Effective Time. Upon the Effective Time, the separate corporate existence of the Company shall cease and Acquirer shall continue as the surviving company (the "Surviving Company") in accordance with the ILLCA.

         1.2 CLOSING. Unless this Agreement shall have been terminated pursuant to Section 7.1, the closing of the Merger (the "Closing") will take place no later than the second Business Day after satisfaction or waiver (as permitted by this Agreement and applicable Law) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in Article 6 (the "Closing Date"), unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Neal, Gerber & Eisenberg, Two North LaSalle Street, Suite 2200, Chicago, Illinois 60602, unless another place is agreed to in writing by the parties hereto.

         1.3 EFFECTIVE TIME. Upon the Closing, the parties shall (i) file with the Secretary of State of the State of Illinois (the "Illinois Secretary of State") articles of merger or other appropriate documents (in any such case, the "Illinois Articles of Merger"), executed in accordance with the relevant provision of the IBCA and ILLCA and (ii) make all other filings, recordings or publications required under the IBCA and the ILLCA in connection with the Merger. The Merger shall become effective upon the filing of the Illinois Articles of Merger with the Illinois Secretary of State, or at such later time as the parties may agree and specify in the Illinois Articles of Merger (the date and time the Merger becomes effective being herein referred to as the "Effective Time").

         1.4 EFFECTS OF THE MERGER. At and after the Effective Time, the Merger will have the effects set forth in the IBCA and the ILLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Acquirer shall vest in the Surviving Company, and all debts, liabilities and duties of the Company and Acquirer shall become the debts, liabilities and duties of the Surviving Company.

         1.5 ARTICLES OF ORGANIZATION. The articles of organization of Acquirer in effect immediately prior to the Effective Time shall be the articles of organization of the Surviving Company from and after the Effective Time, until thereafter amended as provided therein or by applicable Law, except that at the Effective Time such articles of organization shall be amended to change the name of the Surviving Company to Successories, LLC.

         1.6 OPERATING AGREEMENT. The operating agreement of Acquirer as in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company from and after the Effective Time, until thereafter amended as provided therein or by applicable Law.

         1.7 OFFICERS. The officers of Acquirer at the Effective Time shall be the officers of the Surviving Company from and after the Effective Time, until the earlier of their death, resignation, removal or otherwise ceasing to be officers or until their respective successors are duly elected and qualified, as the case may be.

         1.8 EFFECT ON CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the Company, Acquirer or any holder of any Company Common Stock, Company Preferred Stock or Acquirer membership units:

                  (a) Acquirer Membership Units. Each membership unit of Acquirer outstanding immediately prior to the Effective Time shall remain outstanding and shall not be modified.

                  (b) Cancellation of Certain Stock. Each share of Company Common Stock or Company Preferred Stock issued and outstanding immediately prior to the Effective Time that is owned by the Company, any wholly-owned Subsidiary of the Company or by Acquirer (including shares of Company Common Stock and Company Preferred Stock which are set forth on Exhibit A all of which are owned by Acquirer) shall automatically be cancelled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

                  (c) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 1.8(b) and Dissenting Shares) shall be converted into and become the right to receive an amount equal to $0.30 in cash, without interest thereon (the "Common Merger Consideration"). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Common Merger Consideration, upon surrender of such certificate(s) in accordance with Article 2.

                  (d) Conversion of Company Preferred Stock. Each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be cancelled. Each share of Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 1.8(b) and Dissenting Shares) shall be converted into and become the right to receive an amount equal to the Stated Value of the Series B Preferred Stock (as defined in the Company's Amended and Restated Articles of Incorporation (the "Company Articles")) plus all accrued and unpaid dividends on such Series B Preferred Stock (as set forth in the Company Articles) in cash and without interest thereon (the "Series B Preferred Merger Consideration" and, together with the Common Merger Consideration, the "Merger Consideration"). As of the Effective Time, all such shares of Company Preferred Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Preferred Stock shall cease to have any rights with respect thereto, except the right to receive the Preferred Merger Consideration, upon surrender of such certificate(s) in accordance with Article 2.

         1.9 DISSENTING SHARES. Notwithstanding anything in this Agreement to the contrary, including, without limitation, Section 1.8, shares of Company Common Stock and Company Preferred Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or otherwise consented thereto in writing and who has the right to demand, and properly demands, an appraisal of such holder's shares in accordance with Section 11.70 of the IBCA, or any successor provision (such holder being herein referred to as a "Dissenting Shareholder" and such shares being herein referred to as "Dissenting Shares"), shall not be converted into or represent the right to receive the Merger Consideration, unless such Dissenting Shareholder fails to perfect or otherwise loses or withdraws any such right to appraisal. With respect to any Dissenting Shares, a Dissenting Shareholder shall have solely the appraisal rights provided under Section 11.70 of the IBCA, provided such Dissenting Shareholder complies with the provisions thereof. If, after the Effective Time, such Dissenting Shareholder fails to perfect or otherwise loses or withdraws any such right to appraisal, each Dissenting Share held by such Dissenting Shareholder shall be treated as if such share had been converted into, as of the Effective Time, the right to receive, without any interest thereon, the Merger Consideration. The Company shall give Acquirer prompt notice of any demand for appraisal of shares of Company Common Stock received by the Company and any withdrawals of such demands, and Acquirer shall have the right to participate in and approve (which approval shall not be unreasonably withheld or delayed) all negotiations and proceedings with respect to any such demand. The Company shall not, except with the prior written consent of Acquirer, make any payment with respect to, or settle or offer to settle, any such demand.

         1.10 STOCK OPTIONS AND WARRANTS. Each outstanding and unexercised option or warrant to purchase shares of Company Common Stock (collectively, the "Company Stock Options"), whether vested or unvested, shall terminate and be cancelled as of the Effective Time. Each Person who holds an exercisable Company Stock Option (including options which, by their terms, become exercisable as a result of the transactions contemplated hereby) shall be entitled to receive, in consideration therefor, a cash payment on the Closing Date equal to the product of (i) the excess, if any, of the Common Merger Consideration over the per share exercise price of such Company Stock Option, multiplied by (ii) the aggregate number of shares of Company Common Stock then subject to such Company Stock Option. Such cash payment shall be net of any required withholding taxes.

                                   ARTICLE II

                            EXCHANGE OF CERTIFICATES
                            ------------------------

         2.1 EXCHANGE FUND. Prior to the Effective Time, Acquirer shall deposit, or shall cause to be deposited into a segregated account, with a bank, trust company or other exchange agent reasonably satisfactory to the Company appointed to act as exchange agent (the "Exchange Agent") for the benefit of the holders of shares of Company Common Stock and Company Preferred Stock, cash in an aggregate amount (the "Aggregate Merger Consideration") equal to the sum of
(a) the product of (i) the number of
shares of Company Common Stock outstanding immediately prior to the Effective Time (other than shares to be cancelled pursuant to Section 1.8(b)), and (ii) the Common Merger Consideration and (b) the product of (i) the number of shares of Series B Preferred Stock (other than shares to be cancelled pursuant to Section 1.8(b)) and (ii) the Series B Preferred Merger Consideration (the "Exchange Fund"). Prior to the Effective Time, Acquirer shall cause the Exchange Agent to issue to the Company a certificate or other writing confirming deposit of the Aggregate Merger Consideration into the Exchange Fund with such Exchange Agent. The Exchange Agent shall invest all cash in the Exchange Fund as directed by the Surviving Company, provided all such investments shall be marketable U.S. government securities backed by the full faith and credit of the U.S. government. Interest and other income with respect to the Exchange Fund shall accrue for the account of, and shall be promptly paid to, the Surviving Company.

         2.2 EXCHANGE PROCEDURES. The exchange of outstanding shares of Company Common Stock and Company Preferred Stock (other than shares to be cancelled and retired pursuant to Section 1.8(b) and Dissenting Shares) shall take place in the following manner:

                  (a) Exchange of Certificates. As soon as reasonably practicable after the Effective Time, each holder of an outstanding certificate or certificates which prior thereto represented shares of Company Common Stock or Company Preferred Stock shall, upon surrender to the Exchange Agent of such certificate(s) and acceptance thereof by the Exchange Agent (together with the letter of transmittal described in Section 2.2(b), duly executed, and such other documents as may reasonably be required by the Exchange Agent), be entitled to receive the amount of the Merger Consideration into which the number of shares of Company Common Stock or Company Preferred Stock previously represented by such certificate(s) so surrendered shall have been converted pursuant to this Agreement. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of Company Common Stock and Company Preferred Stock which have been converted pursuant to this Agreement into the right to receive the Merger Consideration, and if such certificates are presented for transfer, they shall be cancelled against delivery of the Merger Consideration. If the Merger Consideration is to be delivered to any Person other than the Person in whose name the certificate(s) representing shares of Company Common Stock or Company Preferred Stock surrendered for exchange is registered, it shall be a condition of such exchange that the certificate(s) so surrendered shall be properly endorsed with the signature guaranteed or otherwise in proper form for transfer, and that the Person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder thereof, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2(a), each certificate which, prior to the Effective Time, represented outstanding shares of Company Common Stock or Company Preferred Stock (other than shares cancelled pursuant to Section 1.8(b) and Dissenting Shares) shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration in accordance with Section 1.8. No interest will be paid or will accrue on any cash payable as Merger Consideration to any holder of shares of Company Common Stock or Company Preferred Stock.

                  (b) Letter of Transmittal. Promptly following the Effective Time (but no later than five (5) Business Days thereafter), the Surviving Company shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock and Company Preferred Stock (other than shares to be cancelled or retired in accordance with Section 1.8(b)) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificate(s) shall pass, only upon delivery thereof to the Exchange Agent and shall be in such form and have such other provisions as the Surviving Company may reasonably specify) and instructions for use in effecting the surrender of such certificate(s) in exchange for the Merger Consideration.

         2.3 FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK AND COMPANY PREFERRED STOCK. The Merger Consideration paid upon the surrender for exchange of certificates representing shares of Company Common Stock and Company Preferred Stock in accordance with the terms of Article 1 and this Article 2 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock and Company Preferred Stock theretofore represented by such certificates, and no holder of shares of Company Common Stock or Company Preferred Stock shall thereby have any equity interest in the Surviving Company.

         2.4 TERMINATION OF EXCHANGE FUND; UNCLAIMED FUNDS. Any portion of the Exchange Fund that remains undistributed to or unclaimed by the holders of certificates representing shares of Company Common Stock and Company Preferred Stock for twelve (12) months after the Effective Time shall be delivered to the Surviving Company or otherwise at the direction of the Surviving Company, upon demand, and any holders of such certificates who have not theretofore complied with this Article 2 shall thereafter look only to the Surviving Company for the Merger Consideration to which such holders are entitled pursuant to this Agreement (subject to applicable abandoned property, escheat or other similar
Laws) and only as general creditors thereof for payment of their claim for the Merger Consideration.

         2.5 NO LIABILITY. None of Acquirer, the Company, the Surviving Company or the Exchange Agent shall be liable to any person for any Merger Consideration delivered to a public official pursuant to any abandoned property, escheat or similar Law. Any portion of the Exchange Fund remaining unclaimed by holders of certificates representing shares of Company Common Stock or Company Preferred Stock as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Company free and clear of any claims or interest of such Person previously entitled thereto.

         2.6 LOST CERTIFICATES. If any certificate representing shares of Company Common Stock or Company Preferred Stock has been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by the Company, the posting by such Person of a bond in such reasonable amount as the Company may direct as indemnity against any claim that may be made against the Company with respect to such certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed certificate the applicable Merger Consideration with respect to the shares of Company Common Stock or Company Preferred Stock formerly represented thereby.

         2.7 WITHHOLDING RIGHTS. The Surviving Company or the Exchange Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock or Company Preferred Stock such amounts as the Surviving Company or the Exchange Agent, as the case may be, may be required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax Law, including, without limitation, withholdings required in connection with payments under Section 1.10. To the extent withheld by the Surviving Company or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Common Stock or Company Preferred Stock in respect of which such deduction and withholding was made.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as otherwise set forth in the disclosure schedule delivered by the Company to Acquirer at or prior to the execution of this Agreement (the "Company Disclosure Schedule") or as disclosed and set forth in a Report (defined below), the Company represents and warrants to Acquirer as set forth in this Section 3.1:

                  (a) Organization, Standing and Power. Each of the Company and its Subsidiaries has been duly organized and is validly existing and in good standing under the Laws of its respective state of incorporation and has the corporate power and authority to carry on its business as presently being conducted and to own, operate and lease its properties. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, either individually or in the aggregate, would not have a Material Adverse Effect on the Company or would not prevent the consummation of the Merger by the Outside Date. The copies of the Organizational Documents of each of the Company and its Subsidiaries which were previously furnished to Acquirer are true, complete and correct copies of such documents. The Subsidiaries set forth in Section 3.1(a) of the Company Disclosure Schedule constitute all of the Company's Subsidiaries.

                  (b)      Capital Structure.

                           (i) As of the date of this Agreement, the authorized capital stock of the Company consists of (A) 20,000,000 shares of Common Stock, par value $.01 per share (the "Company Common Stock"), of which 9,910,984 shares are outstanding and no shares are held in the Company's treasury, and (B) 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Company Preferred Stock"), of which 503,092 shares have been designated as Series A Convertible Preferred Stock and are outstanding and 101,667 shares have been designated as Series B Convertible Preferred Stock and are outstanding.

                           (ii) The Company has no class of voting shares that is held of record by more than 2,000 shareholders.

                           (iii) All issued and outstanding shares of capital stock of the Company and its Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to preemptive rights (except as expressly provided in the Company's Organizational Documents).

                           (iv) All of the issued and outstanding shares of capital stock of each of the Company's Subsidiaries are owned directly or indirectly by the Company and are owned free and clear of any liens, security interests, pledges, claims, encumbrances, restrictions, preemptive rights or any other claims of any third party ("Liens"), except for Liens which, individually or in the aggregate, would not have a Material Adverse Effect on the Company or would not prevent the consummation of the Merger by the Outside Date.

                           (v) As of the date of this Agreement, (A) no bonds, notes, debentures or other indebtedness of the Company having the right to vote on any matters on which shareholders may vote are issued and outstanding, (B) other than the Company Stock Options representing in the aggregate the right to purchase up to 1,805,162 shares of Company Common Stock, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which the Company is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking, and (C) there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

                  (c)      Authority; No Conflicts.

                           (i) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the adoption of this Agreement by the requisite vote of the holders of Company Common Stock and Company Preferred Stock, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject in the case of the consummation of the Merger to the adoption of this Agreement by the holders of Company Common Stock and Company Preferred Stock. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws relating to or affecting creditors' rights generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (ii) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) violate any provision of the Organizational Documents of the Company or its Subsidiaries, (B) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in Section 3.1(c)(iii) below, conflict with or result in any violation of or constitute a default (with or without notice or lapse of time, or both) under any statute, Law, ordinance, rule or regulation of any state or the United States or any political subdivision thereof or therein applicable to the Company or any judgment, order, decree, determination or award currently in effect, which, individually or in the aggregate, would have a Material Adverse Effect on the Company or would prevent the consummation of the Merger by the Outside Date, or (C) except as set forth in Section 3.1(c)(ii) of the Company Disclosure Schedule, violate, conflict with, constitute a breach or default under or give rise to a right of termination under any contract, loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise or license to which the Company is a party or by which any of its properties or assets is bound or subject, which, individually or in the aggregate, would have a Material Adverse Effect on the Company or would prevent the consummation of the Merger by the Outside Date.

                           (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any supranational, national, state, municipal or local government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental authority or any private body exercising any regulatory, taxing or other governmental authority (a "Governmental Entity"), which has not been received or made, is required by or with respect to the Company or any Subsidiary in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (A) the filing with the Securities and

         Exchange Commission (the "SEC") of a proxy statement in connection with the Shareholders' Meeting (such proxy statement, including any preliminary version thereof, in either case, as amended, modified or supplemented from time to time, the "Proxy Statement"), (B) the filing with the SEC of a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (C) state securities or "blue sky" Laws,
         (D) any other filings or reports required under the Exchange Act or the rules and regulations promulgated thereunder in connection with the transactions contemplated by this Agreement, (E) the filing and recordation of appropriate merger or other documents under the IBCA and ILLCA, (F) compliance with the rules and regulations of the Over-the-Counter Bulletin Board (the "OTCBB"), (G) antitrust or other competition Laws, and (H) such consents, approvals, orders, authorizations, registrations, declarations and filings with any Governmental Entity the failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date.

                  (d) Reports and Financial Statements. Since February 2, 2002, the Company has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC (collectively, the "Reports"). None of the Company's Subsidiaries is required to file any form, report or other document with the SEC. Each of the financial statements and the related schedules and notes thereto included in the Reports (or incorporated therein by reference) present fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its Subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles ("GAAP") (except, in the case of interim unaudited financial statements, as permitted by Form 10-Q) consistently applied during the periods involved except as otherwise noted therein, and subject, in the case of interim unaudited financial statements, to normal and recurring year-end adjustments that have not been and are not reasonably expected to be material in amount, and such financial statements complied as to form as of their respective dates in all material respects with the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the rules and regulations promulgated thereunder. Each Report was prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder and did not, on the date of effectiveness in the case of any registration statement under the Securities Act, on the date of mailing in the case of any proxy statement under the Exchange Act and on the date of filing in the case of any other Report (and, if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e)      Disclosure Documents. The Proxy Statement and the
Schedule 13E-3 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the Proxy Statement, at the date such Proxy Statement is first mailed to the Company's shareholders or at the time of the Shareholders' Meeting, or (ii) the Schedule 13E-3, at the time of filing with the SEC (and at any time such Proxy Statement or Schedule 13E-3 is amended or supplemented), will contain any untrue statement of a material fact or omit to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing provisions of this Section 3.1(e), no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement or the Schedule 13E-3 based on information supplied in writing by Acquirer or any of its Representatives specifically for inclusion or incorporation by reference therein.

                  (f) Absence of Certain Changes of Events. Except as may be disclosed in the Reports, (i) since February 2, 2002 through the date of this Agreement, each of the Company and its Subsidiaries has conducted its respective business in the ordinary course consistent with its past practices and has not incurred any material liability, except in the ordinary course of its respective business consistent with its past practices and except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date; and (ii) since February 2, 2002 through the date of this Agreement, there has not been any change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole that has had or would reasonably be expected to have a Material Adverse Effect on the Company.

                  (g) Vote Required. The affirmative vote of the holders of at least two-thirds of the aggregate votes of (i) the outstanding shares of Company Common Stock and (ii) the outstanding shares of Company Preferred Stock on an "as converted" basis (the "Required Company Vote") is the only vote of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the transactions contemplated hereby.

                  (h) Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person, the fees of which will be paid by the Company, is or will be entitled to any broker's, financial advisory or finder's fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of the Company, except the fees payable to Duff & Phelps, LLC pursuant to the engagement letter dated April 30, 2002 (a copy of which has been delivered to Acquirer) whose fees and expenses shall remain the sole responsibility of the Company and the Surviving Company in accordance therewith, and shall be paid upon consummation of the Merger.

                  (i) Company Action. As of the date hereof, the Company Board, based upon the recommendation of the Special Committee, at a meeting thereof duly called and held has (i) approved the acquisition by Acquirer of the Company pursuant to the Merger and approved and adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger,
(ii) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to and in the best interests of the Company's shareholders, and (iii) recommended approval of this Agreement and the transactions contemplated hereby, including the Merger, by the Company's shareholders.

                  (j) Fairness Opinion. As of the date hereof, the Special Committee has received the written opinion of Duff & Phelps, LLC, financial advisor to the Special Committee, dated February 13, 2003, to the effect that, subject to the qualifications and limitations stated therein, the Merger Consideration to be received by the holders of shares of Company Common Stock and Company Preferred Stock (other than Acquirer) is fair to such holders from a financial point of view. The Special Committee has furnished an accurate and complete copy of such written opinion to Acquirer.

                  (k) Contracts. All material contracts of the Company are in full force and effect and enforceable against the Company, except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date. There does not exist under any contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder on the part of the Company or, to the knowledge of the Company, any other party thereto, except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date.

                  (l) Environmental Matters. The Company is in conformance with all applicable Environmental Laws, and there are no past or present (or, to the Company's knowledge, future) events, conditions, circumstances, activities, practices, incidents, actions, omissions or plans, all of the Company or attributable to the Company, (i) which may interfere with or prevent compliance or continued compliance with Environmental Laws or with any order issued, entered, promulgated or approved thereunder, or (ii) which may subject the Company to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or pursuant to any third-party claim, or which require or are likely to require report, cleanup, removal, remedial action or other response pursuant to Environmental Laws or a third party claim, in each case except to the extent that any of the foregoing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date.

                  (m) Employee Benefit Plans. Each Employee Benefit Plan is and at all times has been in compliance with all applicable Laws (including ERISA), except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date. The Company is not contributing to, and has not contributed to, any multiemployer plan, as defined in ERISA
Section 3(37)(A). Any Employee Benefit Plan that has been terminated was done so in full compliance with all applicable Laws, and there is no basis for further liability or obligation of the Company with respect to any such Employee Benefit Plans, except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date. Except as required by Internal Revenue Code Section 4980B and ERISA Section 602, no Employee Benefit Plan provides or has any obligation to provide (or contribute to the cost of) post-retirement welfare benefits with respect to current or former employees of the Company, including without limitation, post-retirement medical, dental, life insurance, severance or any similar benefit, whether provided on an insured or self-insured basis, except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date. The Company has performed all of its obligations under all Employee Benefit Plans, and has made appropriate entries in its financial records and statements for all obligations and liabilities under each Employee Benefit Plan, except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date.

                  (n) Litigation. There is no pending or, to the Company's knowledge, threatened litigation, environmental claim, arbitration, proceeding, governmental investigation or inquiry involving the Company which, if adversely determined, would result in a Material Adverse Effect on the Company. As of the date hereof, there are no actions, suits or proceedings pending or, to the knowledge of the Company, proposed or threatened, by any Person or Governmental Authority which question the legality, validity or propriety of the transactions contemplated by this Agreement.

                  (o)      Tax Matters.

                           (i) The Company has filed all Income Tax Returns that it was required to file, and has paid or made provision to pay all Income Taxes shown thereon as owing, except where the failure to file Income Tax Returns or to pay Income Taxes would not have a Material Adverse Effect on the Company.

                           (ii) The Company has not waived any statute of limitation in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency.

                           (iii) The Company is not a party to any Income Tax allocation or sharing agreement.

                  (p) Franchise Matters. The Company is in compliance with all federal and state Laws pertaining to the offer and sale of franchises, except which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company or prevent the consummation of the Merger by the Outside Date. The offer and sale by the Company of all franchises (including area franchises and subfranchises) since January 1, 2000 were made in compliance with such Laws and before January 1, 2000 were, to the knowledge of the Company, made in compliance with such Laws, other than noncompliance which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company.

                  (q)      Each of the representations and warranties in this
Section 3.1 (other than those set forth in Sections 3.1(g), (i) and (j)) is qualified by, and the Company Disclosure Schedule shall be deemed to disclose in qualification thereof, any facts, circumstances, conditions or events actually known by any of the Persons identified in Section 3.1(q) of the Company Disclosure Schedule.

         3.2 REPRESENTATIONS AND WARRANTIES OF ACQUIRER. Acquirer represents and warrants to the Company as follows:

                  (a) Organization, Standing and Power. Acquirer has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of organization and has the power and authority to carry on its business as presently being conducted and to own, operate and lease its properties. Acquirer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, either individually or in the aggregate, would not have a Material Adverse Effect on Acquirer or would not prevent the consummation of the Merger by the Outside Date. The copies of the Organizational Documents of Acquirer which were previously furnished to the Company are true, complete and correct copies of such documents.

                  (b) Capital Structure. All of the outstanding membership units of Acquirer are owned in the amounts and by the Persons identified on Exhibit A, and Acquirer is the sole beneficial owner of the number of shares of Company Common Stock and Company Preferred Stock set forth on Exhibit A.

                  (c)      Authority; No Conflicts.

                           (i) Acquirer has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Acquirer. This Agreement has been duly executed and delivered by Acquirer and constitutes a valid and binding agreement of Acquirer, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally, or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (ii) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) violate any provision of the Organizational Documents of Acquirer, (B) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in Section 3.2(c)(iii) below, conflict with or result in any violation of or constitute a default (with or without notice or lapse of time, or both) under any statute, Law, ordinance, rule or regulation of any state or the United States or any political subdivision thereof or therein or any judgment, order, decree, determination or award currently in effect which, individually or in the aggregate, would prevent the consummation of the Merger by the Outside Date, or (C) violate, conflict with, constitute a breach or default under or give rise to a right of termination under any contract, loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise or license to which Acquirer is a party or by which any of its properties or assets is bound or subject, which, individually or in the aggregate, would prevent the consummation of the Merger by the Outside Date.

                           (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, which has not been received or made, is required by or with respect to Acquirer in connection with the execution and delivery of this Agreement by Acquirer or the consummation by Acquirer of the transactions contemplated hereby, except for (A) state securities or "blue sky" Laws, (B) any filings, or reports required under the Exchange Act or the rules and regulations promulgated thereunder in connection with the transactions contemplated by this Agreement, (C) the filing and recordation of appropriate merger or other documents under the IBCA and ILLCA, (D) antitrust or other competition Laws and
         (E) such consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to obtain would not reasonably be expected to prevent the consummation of the Merger by the Outside Date.

                  (d) Available Resources. Acquirer has delivered to the Company a personal guarantee from Jack Miller pursuant to which he has guaranteed the obligation of Acquirer to pay the Aggregate Merger Consideration and the amounts required under Section 1.10 in respect of Company Stock Options and all other Acquirer costs and expenses arising in connection therewith.

                  (e) Disclosure Documents. None of the information supplied or to be supplied by Acquirer for inclusion or incorporation by reference in (i) the Proxy Statement, at the date such Proxy Statement is first mailed to the Company's shareholders or at the time of the Shareholders' Meeting, or (ii) the Schedule 13E-3, at the time of filing with the SEC (and at any time such Proxy Statement or Schedule 13E-3 is amended or supplemented), will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (f) No Vote Required. No vote of the members of Acquirer is necessary to approve this Agreement and the transactions contemplated hereby other than those obtained by Acquirer as of the date hereof.

                  (g) Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker's, financial advisory or finder's fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of Acquirer.

                  (h) No Business Activities. Acquirer is not a party to any material agreement nor has it conducted any activities other than in connection with its organization, the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

Acquirer has no material liabilities. Except for its ownership of the shares of Company Common Stock and Company Preferred Stock set forth in Section 3.2(b), Acquirer does not own, directly or indirectly, any capital stock or other ownership interest in any Person and Acquirer has no Subsidiaries.

                                   ARTICLE IV

                    COVENANTS RELATING TO CONDUCT OF BUSINESS
                    -----------------------------------------

         4.1 COVENANTS OF THE COMPANY. During the period from the date of this Agreement and continuing until the Effective Time (except as expressly contemplated or permitted by this Agreement or to the extent that Acquirer shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

                  (a) Ordinary Course. Except as set forth in Section 4.1(a) of the Company Disclosure Schedule, the Company shall operate, and shall cause each of its Subsidiaries to operate, their respective businesses in the ordinary course of business in all material respects, in substantially the same manner as heretofore conducted, and shall use all reasonable efforts to preserve intact their present lines of business, maintain their rights and preserve their relationships with customers, suppliers and others having business dealings with them; provided, however, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any other provision of this Section
4.1 shall be deemed a breach of this Section 4.1(a) unless such action would constitute a breach of one or more of such other provisions.

                  (b) Dividends; Changes in Capital Stock. The Company shall not, and shall not permit any of its Subsidiaries to, and shall not propose to, (i) declare, set aside or pay any dividends on or make any other distributions (whether cash, stock or property) in respect of any of its capital stock, except dividends by the Company and the Company's Subsidiaries in the ordinary course of business consistent with past practice, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

                  (c)      Issuance of Securities. Except as set forth in
Section 4.1(c) of the Company Disclosure Schedule, the Company shall not and shall cause its Subsidiaries not to issue, sell, grant, pledge or otherwise encumber, or authorize or propose the issuance, grant, sale or encumbrance of, any shares of its capital stock of any class, any other voting securities or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, or accelerate the vesting of, or the lapsing of restrictions with respect to, or enter into any agreement with respect to any of the foregoing, other than the issuance of Company Common Stock upon (i) the exercise of Company Stock Options or (ii) the conversion of Company Preferred Stock.

                  (d) Organization Documents. Except to the extent required to comply with their respective obligations hereunder or as required by Law, the Company and its Subsidiaries shall not amend or propose to amend their respective Organizational Documents.

                  (e) Extraordinary Transactions. The Company shall not (i) merge, amalgamate or consolidate with any other Person or (ii) sell all or substantially all of its assets.

                  (f) Indebtedness. Except as set forth in Section 4.1(f) of the Company Disclosure Schedule, the Company shall not, and shall not permit its Subsidiaries to, (i) incur any indebtedness for borrowed money, other than pursuant to existing loan agreements, or guarantee any such indebtedness of another Person or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or its Subsidiaries; (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than by the Company or its Subsidiaries to or in the Company or its Subsidiaries or routine advances to employees; or (iii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted, unasserted, contingent or otherwise), other than in the case of clauses (ii) or
(iii) above, loans, advances, capital contributions, investments, payments, discharges or satisfactions entered into, incurred or committed to in the ordinary course of business consistent with past practice.

                  (g) Employee Salaries and Benefit Plans. Except as set forth in Section 4.1(g) of the Company Disclosure Schedule, the Company shall not, and shall not permit its Subsidiaries to, (i) increase the compensation payable or to become payable to any of its executive officers or employees, or
(ii) take any action with respect to the grant of or make any material modification to any deferred compensation, retirement, severance or termination pay, or stay, bonus or other incentive arrangement, except, in either such case, any such increases or grants made in the ordinary course of business consistent with past practice.

                  (h) Employment and Other Agreements. Except as set forth in Section 4.1(h) of the Company Disclosure Schedule, the Company shall not enter into or amend any employment, consulting, severance or similar agreement with any Person, the effect of which would be to materially increase, individually or in the aggregate, the Company's obligations to employees, consultants and similar Persons.

                  (i)      Other Actions. Except as otherwise permitted by
Section 5.4, the Company shall not, and shall not permit its Subsidiaries to, take any action that could reasonably be expected to result in any of the conditions to the Merger set forth in Article 6 not being satisfied.

                  (j) Accounting Methods, Income Tax Elections. Except as disclosed in the Reports filed prior to the date of this Agreement and in
Section 4.1(j) of the Company Disclosure Schedule, or as required by a Governmental Entity or a change in GAAP as concurred in by the Company's independent auditors, the Company shall not change its methods of accounting in effect as of the date hereof. The Company shall not, without the prior approval of Acquirer (which approval shall not be unreasonably withheld or delayed), (i) change its fiscal year, or (ii) make any material tax election or settle or compromise any federal, state, local or foreign tax liability, other than in the ordinary course of business consistent with past practice.

                  (k) Certain Agreements. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its Subsidiaries or any of their respective Affiliates or any successor thereto or that could, after the Closing, limit or restrict the Surviving Company or any of its Affiliates or any successor thereto from engaging or competing in any line of business or in any geographic area.

                  (l) Capital Expenditures. The Company shall not (i) acquire all or substantially all of the business or assets of any other person, or (ii) make any capital expenditures or commitments, other than in the ordinary course of business consistent with past practice.

                  (m) Commitments. The Company shall not commit or agree to take any of the actions specified in this Section 4.1.

         4.2 COVENANTS OF ACQUIRER. During the period from the date of this Agreement and continuing until the Effective Time (except as expressly contemplated or permitted by this Agreement or to the extent that the Company otherwise consents in writing, which consent shall not be unreasonably withheld or delayed):

                  (a) Changes in Capital Structure. Acquirer shall not change its capital structure or permit any material change with respect to the ownership of Acquirer. Acquirer shall not transfer any Company Common Stock or Company Preferred Stock.

                  (b) Company Shareholder Meeting. Acquirer will vote any and all Company Common Stock and Company Preferred Stock owned by Acquirer in favor of the Merger and the adoption of this Agreement at any meeting of the Company's shareholders at which a proposal relating to such approval or adoption is submitted to a vote of the Company's shareholders.

                  (c) Other Actions. Acquirer shall not take any action that could reasonably be expected to result in any of the conditions to the Merger set forth in Article 6 not being satisfied.

         4.3      ADVICE OF CHANGES; GOVERNMENT FILINGS. Each party hereto shall
(a) confer on a regular and frequent basis with the other party, (b) report (to the extent permitted by Law, regulation and any applicable confidentiality agreement) to the other on operational matters, and (c) promptly advise the other orally and in writing of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or any such representation or warranty that is not so qualified becoming untrue in any material respect, (ii) the failure by it (A) to comply with or satisfy in any respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement that is qualified as to materiality or (B) to comply with or satisfy in any material respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement that is not so qualified as to materiality, or (iii) any change, event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect on such party or materially adversely affect its ability to consummate the Merger by the Outside Date; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. The Company shall file all reports required to be filed by it with the SEC (and all other Governmental Entities) between the date of this Agreement and the Effective Time and shall (to the extent permitted by Law or regulation or any applicable confidentiality agreement) deliver to the other party copies of all such reports promptly after the same are filed. Subject to applicable Laws relating to the exchange of information, each of the Company and Acquirer shall have the right to review and comment upon in advance, and to the extent practicable each will consult with the other with respect to, all the information relating to the other party which appears in any filings, announcements or publications made with, or written materials submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party agrees that, to the extent practicable, it will consult with the other party with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS
                              ---------------------

         5.1      SHAREHOLDERS' MEETING; PREPARATION OF DISCLOSURE DOCUMENTS.

                  (a) Except as otherwise provided in Section 5.4, the Company shall, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its shareholders (the "Shareholders' Meeting") for the purpose of adopting this Agreement and the transactions contemplated hereby, including the Merger, by obtaining the Required Company Vote. Except as otherwise provided in Section 5.4, the Company Board, based upon the recommendation of the Special Committee, shall declare the advisability of, and recommend to its shareholders the approval and adoption of, this Agreement and the transactions contemplated hereby, including the Merger, shall include such recommendation in the Proxy Statement and shall take all lawful action to solicit such approval and adoption.

                  (b) As soon as practicable following the date of this Agreement, the Company and Acquirer shall jointly prepare, and the Company shall file with the SEC, the Proxy Statement and the Schedule 13E-3. Acquirer will cooperate with the Company in connection with the preparation and filing with the SEC of the Proxy Statement and the Schedule 13E-3, including, but not limited to, furnishing the Company upon request with any and all information regarding Acquirer or its Affiliates, the plans of such Persons for the Surviving Company after the Effective Time and all other matters and information as may be required to be set forth therein under the Exchange Act or the rules and regulations promulgated thereunder. The Company shall use its reasonable good faith efforts (i) to respond to the comments of the SEC concerning the Proxy Statement or the Schedule 13E-3 as promptly as practicable, and (ii) to cause the final Proxy Statement to be mailed to the Company's shareholders not later than 10 business days after clearance from the SEC. The Company shall pay the filing fees for the Proxy Statement and the Schedule 13E-3. Acquirer shall be given a reasonable opportunity to review and comment upon all filings with the SEC and all mailings to the Company's shareholders in connection with the Merger prior to the filing or mailing thereof. The Company and Acquirer each agree to correct any information provided by such party for use in the Proxy Statement or the Schedule 13E-3 which becomes false or misleading. The Company shall cause the fairness opinion of Duff & Phelps, LLC referred to in Section 3.1(j) to be included as an exhibit to the Proxy Statement and the Schedule 13E-3.

                  (c)      Each party shall notify the other party promptly of
(i) the receipt of any notices, comments or other communications from the SEC or any other Governmental Entity, and (ii) any requests by the SEC for amendments or supplements to the Proxy Statement or the Schedule 13E-3 or for additional information, and will promptly provide the other party with copies of all correspondence between such party or its representatives on the one hand and the SEC or members of its staff on the other hand with respect to the Proxy Statement or the Schedule 13E-3.

                  (d) If, at any time prior to the Shareholders' Meeting, any event should occur relating to the Company or its Subsidiaries which should be set forth in an amendment of, or a supplement to, the Proxy Statement or the
Schedule 13E-3, the Company will promptly inform Acquirer. If, at any time prior to the Shareholders' Meeting, any event should occur relating to Acquirer or relating to the plans of Acquirer for the Surviving Company after the Effective Time, which should be set forth in an amendment of, or a supplement to, the Proxy Statement or the Schedule 13E-3, Acquirer will promptly inform the Company. In any such case, the Company or Acquirer, as the case may be, with the cooperation of the other party, shall, upon learning of such event, promptly prepare, file and, if required, mail such amendment or supplement to the Company's shareholders; provided that, prior to such filing or mailing, the parties shall approve (which approval, with respect to either party, shall not be unreasonably withheld or delayed) the form and content of such amendment or supplement.

         5.2      ACCESS TO INFORMATION; CONFIDENTIALITY.

                  (a) From and after the date hereof until the Effective Time, upon reasonable notice, the Company shall (and shall cause its Subsidiaries, to the extent permitted by the Organizational Documents or other pertinent agreements of such entities, to) afford to the officers, employees, accountants, counsel, financial advisors and other representatives of Acquirer reasonable access, during normal business hours, to all its properties, books, contracts, commitments and records and its officers, employees, representatives and lenders and, during such period, the Company shall (and shall cause its Subsidiaries, to the extent permitted by the Organizational Documents or other pertinent agreements of such entities, to) furnish promptly to Acquirer (i) a copy of each report, schedule, registration statement and other document filed, published, announced or received by it during such period pursuant to the requirements of federal or state securities Laws, as applicable (other than reports or documents which it is not permitted to disclose under applicable
Law), and (ii) consistent with its legal obligations, all other information concerning its business, properties and personnel as Acquirer may reasonably request; provided, however, the Company may restrict the foregoing access to the extent that (A) a Governmental Entity requires it or any of its Subsidiaries to restrict access to any properties or information reasonably related to any such contract on the basis of applicable Laws and regulations, or (B) any Law, treaty, rule or regulation of any Governmental Entity applicable to it or any of its Subsidiaries requires it or any of its Subsidiaries to restrict access to any properties or information.

                  (b) Acquirer shall use the Confidential Information solely for the purpose of evaluating the transactions contemplated hereby or any modification of such transactions and for no other purpose. Acquirer agrees to keep all Confidential Information confidential and shall not, without the prior written consent of the Company, disclose any Confidential Information to any third party, in whole or in part, except those who have an actual need to know the Confidential Information for the purpose of evaluating the transactions contemplated hereby, who are informed of the confidential nature of the Confidential Information and who agree to be bound by this Section 5.2(b) ("Permitted Recipients"). Acquirer shall be responsible for any breach of any provision of this Section 5.2(b) by its Permitted Recipients. Upon the Company's request, Acquirer shall: (i) destroy or, at the Company's option, return to the Company all Confidential Information which is in tangible form, including any copies thereof, and destroy all Confidential Information provided on computer disks or tape or in other digital format and all abstracts and summaries of Confidential Information and references thereto which may have been prepared by Acquirer; and (b) certify to the Company that all Confidential Information has been returned or destroyed as requested by the Company.

         In the event that Acquirer becomes legally compelled to disclose any Confidential Information, Acquirer shall provide the Company with prompt notice, if lawful, so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 5.2(b). In the event such protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this Section 5.2(b), Acquirer shall furnish or permit to be furnished only that portion of the Confidential Information which Acquirer is advised by its counsel is legally required to be furnished, and Acquirer shall use its reasonable best efforts to obtain assurances that such Confidential Information shall be treated confidentially by the recipient thereof.

         Acquirer acknowledges and agrees that any breach or threatened breach of the terms of this Section 5.2(b) regarding the treatment of Confidential Information may result in irreparable damage to the Company for which there may be no adequate remedy at law. Therefore, Acquirer agrees that in the event of any breach of this Section 5.2(b) by it or any third party to whom any Acquirer makes

Confidential Information available, the Company shall be entitled, in addition to any other rights and remedies available to it, to specific enforcement of the terms of this Section 5.2(b) and/or injunctive relief requiring the immediate return of all Confidential Information in the possession of Acquirer or any such third party and enjoining Acquirer and any parties to which Acquirer has made Confidential Information available from using Confidential Information in violation of this Section 5.2(b), in either case without the necessity of showing or proving that any actual damages have been sustained. The Company shall be entitled to recover from Acquirer the costs of litigation, including reasonable attorneys' fees, incurred by it in any successful legal or equitable action taken by it to enforce the provisions of this Section 5.2(b).

         5.3 APPROVAL AND CONSENTS; COOPERATION. Each of the Company and Acquirer shall cooperate with each other and use (and shall cause their respective Subsidiaries, if any, to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part to consummate and make effective the Merger and the other transactions contemplated by this Agreement (including the satisfaction of the conditions set forth in Article 6) as soon as practicable, including (i) preparing and filing as promptly as practicable all documentation to effect all applications, notices, petitions, filings, tax ruling requests and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations necessary to be obtained from any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, other than those as to which the failure to so prepare and file such documentation would not have a Material Adverse Effect on either of the Company or Acquirer as the case may be, or would not prevent the consummation of the Merger by the Outside Date (the "Required Regulatory Approvals") and (ii) taking all reasonable steps as may be necessary to obtain all such Required Regulatory Approvals. The Company and Acquirer each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and equity holders and such other matters as may reasonably be necessary or advisable in connection with the Proxy Statement, the Schedule 13E-3 or any Required Regulatory Approvals or other statement, filing, tax ruling request, notice or application made by or on behalf of the Company, Acquirer or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger or the other transactions contemplated by this Agreement.

         5.4 ACQUISITION PROPOSALS. During the period from the date of this Agreement and continuing until the earlier of the Effective Time or the date upon which this Agreement is terminated in accordance with the terms hereof (except as expressly contemplated or permitted by this Agreement or to the extent that Acquirer shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

                  (a) The Company agrees that the directors constituting the Special Committee shall not, and the Company shall use its reasonable best efforts to cause the Company's other Representatives and the Special Committee's Representatives not to, directly or indirectly, initiate, or solicit the making, submission or announcement of, any Acquisition Proposal. As used herein, the term "Acquisition Proposal" means and includes any offer, indication of interest or proposal (other than by Acquirer) relating to a transaction involving the acquisition of stock or assets of the Company, or a merger or consolidation with the Company, which would upon the consummation thereof materially and adversely affect the ability of the parties to consummate the transactions contemplated hereby, including the Merger. The Company agrees that the directors constituting the Special Committee shall not, and the Company shall use its reasonable best efforts to cause the Company's Representatives and the Special Committee's Representatives not to, directly or indirectly, engage in discussions or negotiations, furnish or provide any non-public information or data or afford access to the properties, books, records and Representatives of the Company to any Person with respect to any Acquisition Proposal.

                  (b) Notwithstanding the foregoing, the Company, the Company Board or the Special Committee may (or may direct any Representative of the Company Board or the Special Committee to) (i) engage in discussions or negotiations regarding an Acquisition Proposal, (ii) furnish or provide non-public information, or (iii) afford access to the properties, books, records and Representatives of the Company, with or to any Person that has made and has pending a written Acquisition Proposal which the Special Committee has determined in good faith is reasonably likely to lead to a Superior Proposal; provided that, prior to taking any action described in any of the foregoing clauses (i), (ii) or (iii), such Person has entered into a confidentiality agreement for the benefit of the Company on substantially the same terms as set forth in Section 5.2 hereof or on terms more favorable to the Company. The Company shall promptly notify Acquirer of the Company's first receipt of a written Acquisition Proposal, and of the material terms and conditions thereof and the identity of the Person making any such Acquisition Proposal. The Company shall further promptly notify or update Acquirer on the status of discussions or negotiations (including the status of such Acquisition Proposal or any amendments or proposed amendments thereto) between the Company and such Person. However, nothing contained in this Agreement shall prevent or otherwise restrict the Company, the Company Board or the Special Committee from complying with Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act with regard to an Acquisition Proposal.

                  (c) Subject to Section 7.1 hereof, at any time prior to the approval of this Agreement by the shareholders of the Company, the Company Board or the Special Committee may (i) withdraw or modify its recommendation of, or refrain from recommending, the Merger and this Agreement, (ii) approve any Superior Proposal or declare a Superior Proposal advisable or recommend a Superior Proposal to the Company's shareholders or (iii) cause the Company to enter into any definitive acquisition agreement with respect to a Superior Proposal. A "Superior Proposal" shall mean an Acquisition Proposal which the Special Committee determines in good faith, after consultation with and giving due consideration to the advice of its legal and financial advisors (x) is one as to which there has been provided evidence of cash on hand or readily available financing under existing lines of credit or written commitments sufficient to fund the consummation of such Acquisition Proposal and (y) would, if consummated, result in a transaction more favorable to the Company's shareholders from a financial point of view than the Merger contemplated by this Agreement.

                  (d) The Company represents and warrants that, as of the date hereof, it has ceased and has caused to be terminated all existing discussions or negotiations with any parties conducted heretofore in respect of any Acquisition Proposal.

         5.5 FEES AND EXPENSES. All Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such Expenses, except (i) Expenses incurred in connection with the printing, filing and mailing to shareholders of the Proxy Statement and the solicitation of shareholder approvals shall be paid one-half by the Acquirer and one-half by the Company unless this Agreement is terminated pursuant to Section 7.1(g); provided, however, Acquirer's obligation under this clause (i) shall not exceed, in the aggregate, Twenty-Five Thousand Dollars ($25,000) and (ii) as provided in Section 7.2.

         5.6      INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

                           (i) From and after the Effective Time, the Surviving Company shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to or is involved or is threatened to be involved in (as a witness or otherwise) or otherwise requires representation by counsel now or at any time hereafter in connection with any threatened, pending or completed action, suit or proceeding, or any inquiry that such person in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that he or she was a director, officer, employee or agent of the Company or was serving at the request of the Company as a director, officer, trustee, partner, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (each, an "Indemnified Party"), whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, trustee, partner, employee or agent or in any other capacity while serving or having agreed to serve as a such a director, officer, trustee, partner, employee or agent, such indemnification to be given, made and provided to the fullest extent authorized by the IBCA, as now in effect or as it may hereafter be amended (but, in the case of any such amendment with reference to events occurring prior to the Effective Time, only to the extent that such amendment permits the Surviving Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and such indemnity shall also inure to the benefit of such person's heirs, personal representatives and estate; provided, however, that except as provided in paragraph (b) hereof, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person against the Company or Surviving Company only if such proceeding (or part thereof) was authorized prior to its initiation by a majority of the disinterested members of the Board of Directors of the Company. The rights to indemnification conferred in this Section 5.6(a) shall include the right to be paid by the Surviving Company any expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if and to the extent that the IBCA so requires, the payment of such expenses incurred in advance of the final disposition of a proceeding shall be made to or on behalf of a person only upon delivery to the Surviving Company of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this Section 5.6(a) or otherwise. The rights to indemnification conferred in this Section 5.6(a) shall be deemed to be contract rights between the Surviving Company and each person who served in the capacities described above.

                           (ii) If a claim made under subsection (i) above shall not have been paid in full by the Surviving Company within sixty days after a written claim has been received by the Surviving Company, the claimant may at any time thereafter bring suit against the Surviving Company to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid, in addition, the expense of prosecuting such claim. In any action brought by the claimant to enforce a right to indemnification hereunder or by the Surviving Company to recover payments by the Surviving Company of expenses incurred by a claimant in a proceeding in advance of its final disposition, the burden of proving that the claimant is not entitled to be indemnified under this Section or otherwise shall be on the Surviving Company. Neither the failure of the Surviving Company (including its managers, independent legal counsel, or its members) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the IBCA, nor an actual determination by the Surviving Company (including its managers, independent legal counsel, or its members) that the claimant has not met such applicable standard of conduct, shall create a presumption that the claimant has not met the applicable standard of conduct, or, in the case of such an action brought by the claimant, be a defense to this action.

                           (iii) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), the disinterested managers, any agreement, a vote of disinterested managers or otherwise, both as to action in that person's official capacity and as to action in any other capacity by holding such office, and shall continue after the person ceases to serve in the capacity which initially entitled such person to indemnity hereunder.

                           (iv) The Surviving Company may, under procedures authorized from time to time by the Surviving Company's members or managers, grant rights to indemnification, and the right to be paid by the Surviving Company the expenses incurred in defending, to any employee or agent of the Company to the fullest extent permitted by Law.

                  (b) As of the Effective Time, the Surviving Company shall assume any indemnification agreements between the Company and any of its officers and directors which are in effect as of the date of this Agreement.

                  (c) For a period of six years after the Effective Time, the Surviving Company shall cause to be maintained in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company (provided that the Surviving Company may substitute therefor policies with an insurer of equal claims paying ratings and of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured) with respect to claims arising from facts or events that occurred on or before the Effective Time. This covenant is intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives. Notwithstanding the foregoing, the obligations of the Surviving Company to cause such insurance to be maintained shall terminate and be of no further force or effect in the event that prior to the Effective Time "tail" coverage for the Company's existing policies is obtained by the Company for the six-year period after the Effective Time upon terms and conditions approved in writing by the Special Committee.

                  (d) In the event that the Surviving Company or any of its successors or assigns (i) consolidates with or merges into any other Person and will not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its equity or assets to any Person, then, and in each such case, proper provision will be made so that the successors and assigns of the Surviving Company will assume the obligations set forth in this Section 5.6.

         5.7 PUBLIC ANNOUNCEMENTS. From and after the date hereof until the Effective Time, the Company and Acquirer shall use all reasonable best efforts to develop a joint communications plan and each party shall use all reasonable best efforts (i) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan, and (ii) unless otherwise required by applicable Law or by obligations pursuant to the rules of the OTCBB, to consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby.

         5.8 FURTHER ASSURANCES. The proper officers of the Company and Acquirer shall take any reasonably necessary actions if, at any time after the Effective Time, any further action is reasonably necessary to carry out the purposes of this Agreement. Without limiting the generality of the foregoing, if, at any time after the Effective Time, the Surviving Company shall consider or be advised of any deeds, bills of sale, assignments, assurances or any other actions or things that are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of the Company or Acquirer or otherwise to carry out this

Agreement, the officers of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of the Company or Acquirer, as the case may be, all such deeds, bills of sale, assignments and assurances and take and do, in the name and on behalf of the Company or Acquirer, as the case may be, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Company or otherwise to carry out this Agreement.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT
                              --------------------

         6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of the Company and Acquirer to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                  (a) Shareholder Approval. The Company shall have obtained all approvals of holders of shares of capital stock of the Company necessary to approve this Agreement and all the transactions contemplated hereby, including the Merger, under the IBCA.

                  (b) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, the party invoking this condition shall use its reasonable best efforts to have any such order or injunction vacated. The provisions of this Section 6.1(b) shall not be available to any party whose failure to fulfill its obligations pursuant to Section 5.3 shall have been the cause of, or shall have resulted in, such order or injunction.

         6.2 CONDITIONS TO THE OBLIGATION OF ACQUIRER TO EFFECT THE MERGER. In addition to the conditions set forth in Section 6.1, the obligation of Acquirer to effect the Merger are further subject to the satisfaction or waiver by Acquirer, on or prior to the Closing Date, of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent (i) any inaccuracies in such representations or warranties, individually or in the aggregate, would not have a Material Adverse Effect on the Company (provided that, solely for purposes of this Section 6.2(a), any representation or warranty of the Company that is qualified by materiality or Material Adverse Effect shall be read as if such language were not present) or would not prevent the consummation of the Merger by the Outside Date, or (ii) such representations and warranties speak as of an earlier date. Acquirer shall have received an officer's certificate executed on behalf of the Company to such effect.

                  (b) Performance of Obligations and Covenants. The Company shall have performed or complied with all of its obligations and covenants required to be performed by the Company under this Agreement at or prior to the Closing Date, except where the failure to so perform or comply would not have a Material Adverse Effect on the Company or would not prevent the consummation of the Merger by the Outside Date. Acquirer shall have received an officer's certificate executed on behalf of the Company to such effect.

                  (c) Fairness Opinion. The fairness opinion of Duff & Phelps, LLC referred to in Section 3.1(j) shall not have been withdrawn at or prior to the Effective Time.

                  (d) Dissenting Shares. At the Effective Time, Dissenting Shares shall not exceed fifteen percent (15%) of the outstanding shares of Company Common Stock.

                  (e) Certificate. The Company shall have delivered to Acquirer duly adopted resolutions of the Board of Directors of the Company approving the execution, delivering and performance of this Agreement, and resolutions of the shareholders of the Company approving the Merger, in each case certified by the Secretary or Assistant Secretary of the Company.

         6.3 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER. In addition to the conditions set forth in Section 6.1, the obligation of the Company to effect the Merger is further subject to the satisfaction or waiver by the Company, on or prior to the Closing Date, of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Acquirer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except to the extent (i) any inaccuracies in such representations or warranties, individually or in the aggregate, would not prevent the consummation of the Merger by the Outside Date or (ii) such representations and warranties speak as of an earlier date. The Company shall have received an officer's certificate executed on behalf of Acquirer to such effect.

                  (b) Performance of Obligations and Covenants. Acquirer shall have performed or complied with all of its obligations and covenants required to be performed by Acquirer under this Agreement at or prior to the Closing Date, except where the failure to so perform or comply would not prevent the consummation of the Merger by the Outside Date. The Company shall have received an officer's certificate executed on behalf of Acquirer to such effect.

                  (c) Exchange Fund Deposit. The Aggregate Merger Consideration shall have been deposited into the Exchange Fund in the manner contemplated by Section 2.1.

                                   ARTICLE VII

                            TERMINATION AND AMENDMENT
                            -------------------------

         7.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the shareholders of the Company.

                  (a) By mutual written consent of the Company and Acquirer.

                  (b) By either the Company or Acquirer if the Merger shall not have been consummated by the date which is nine months after the date of this Agreement (the "Outside Date"); provided, however, the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose material breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or before the Outside Date; provided, further, that if on the Outside Date any conditions to Closing set forth in Section 6.2 have not been fulfilled, but all other conditions to Closing have been fulfilled or are capable of being fulfilled by the Outside Date, then the Outside Date shall be extended to the date which is twelve months after the date of this Agreement.

                  (c) By either the Company or Acquirer if any Governmental Entity shall have issued any judgment, injunction, order, decree or ruling or taken any other action permanently restraining, enjoining or prohibiting Acquirer or the Company from consummating the transactions contemplated by this Agreement, including the Merger, and such judgment, injunction, order, decree, ruling or other action shall have become final and nonappealable.

                  (d) By either the Company or Acquirer if any approval by the shareholders of the Company required for the consummation of the Merger and the other transactions contemplated hereby shall not have been obtained at the Shareholders' Meeting or any adjournment thereof by reason of the failure to obtain the Required Company Vote; provided that, the right to terminate this Agreement under this Section 7.1(d) shall not be available to Acquirer if Acquirer shall have failed to vote its shares of Company Common Stock or Company Preferred Stock (or otherwise consented in writing with respect thereto) in favor of the Merger at the Shareholders' Meeting.

                  (e) By the Company or Acquirer, if, prior to the Effective Time, the Company Board or the Special Committee has resolved to accept a Superior Proposal.

                  (f) By Acquirer, if, prior to the Effective Time, (i) the Company Board or the Special Committee shall have withdrawn or adversely modified its recommendation of this Agreement and the Merger; (ii) the Company Board or the Special Committee shall have recommended to the shareholders of the Company that they approve an Acquisition Proposal other than the transactions contemplated by this Agreement, including the Merger; (iii) an Acquisition Proposal made as a tender offer or exchange offer is commenced and the Company Board shall not have recommended rejection of such tender offer or exchange offer by the date required for such recommendation under Rule 14e-2 promulgated under the Exchange Act; (iv) the Company fails to include in the Proxy Statement
(x) the Company Board's recommendation to the Company's shareholders to approve and adopt this Agreement and the transactions contemplated hereby, including the Merger, or (y) the fairness opinion of Duff & Phelps, LLC referred to in Section 3.1(j) (subject to such modifications thereto as do not adversely modify the opinion of Duff & Phelps, LLC as to the fairness of the consideration to be received in the Merger from a financial point of view); (v) the Company has failed to mail the Proxy Statement in accordance with Section 5.1(b)(ii) or has postponed or, without having obtained the Required Company Vote, adjourned the Shareholders' Meeting (unless such failure to mail, postponement or adjournment, as the case may be, was necessitated by applicable Law) in each case at a time when an Acquisition Proposal was publicly pending or was known to the Special Committee; or (vi) the Company has resolved to take any of the actions specified in clause (i), (ii) or (v) above.

                  (g) By Acquirer if, prior to the Effective Time, there shall be a breach in any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement which would result in a failure of any of the conditions set forth in Section 6.2, which breach cannot be or shall not have been cured in all material respects on or before the Outside Date.

                  (h) By the Company if, prior to the Effective Time, there shall be a breach of any representation, warranty, covenant or agreement on the part of Acquirer set forth in this Agreement which would result in a failure of any of the conditions set forth in Section 6.3, which breach cannot be or shall not have been cured in all material respects on or before the Outside Date.

         7.2      EFFECT OF TERMINATION; TERMINATION FEE AND REIMBURSEMENT OF
EXPENSES.

                  (a) In the event of termination of this Agreement by either the Company or Acquirer as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, there shall be no liability or obligation on the part of the Company, Acquirer or their respective Representatives and Affiliates, and all rights and obligations of the parties hereto shall cease, except (i) with respect to Section 3.1(h) (Brokers and Finders), Section 3.2(g) (Brokers and Finders), Section 5.2 (Access to Information; Confidentiality), Section 5.5 (Fees and Expenses), this Section 7.2 (Effect of Termination;

Termination Fee and Reimbursement of Expenses) and Article 8, and (ii) with respect to any liabilities or damages incurred or suffered by a party as a result of the willful breach by the other party of any of its covenants or other agreements set forth in this Agreement.

                  (b)      If:

                           (i) (A) this Agreement is terminated by the Company or Acquirer pursuant to Section 7.1(d), and (B) a public announcement or public disclosure of any Acquisition Proposal was made prior to the date of the Shareholders' Meeting and was publicly pending on or within five (5) Business Days prior to the date of the Shareholders' Meeting;

                           (ii) this Agreement is terminated by the Company or Acquirer pursuant to Section 7.1(e);

                           (iii) this Agreement is terminated by Acquirer pursuant to Section 7.1(f) (except that if this Agreement is terminated pursuant to clause (iv) thereof no Termination Fee shall be payable unless an Acquisition Proposal was publicly pending or was known to the Special Committee at the time the Company Board's recommendation or the fairness opinion of Duff & Phelps, LLC, as the case may be, was not included in the Proxy Statement);

                           (iv) this Agreement is terminated by Acquirer pursuant to Section 7.1(g); or

                           (v) the Company willfully and materially breaches the provisions of Section 5.4;

then the Company shall pay Acquirer a cash termination payment equal to the out-of-pocket expenses of Acquirer and its Affiliates incurred on or after October 1, 2002 in connection with the transactions contemplated hereby (including proxy costs paid by Acquirer as provided in Section 5.5(i) above), but not to exceed $150,000 (the "Termination Fee"), which amount shall be payable by wire transfer of immediately available funds no later than two (2) Business Days after such termination. The Termination Fee (provided the same shall be promptly paid) shall be the exclusive remedy of Acquirer as a result of
(x) the termination of this Agreement by the Company or Acquirer pursuant to
Section 7.1(d) or Section 7.1(e) or by Acquirer pursuant to Section 7.1(f) or
Section 7.1(g), or (y) the Company's willful and material breach of the provisions of Sections 5.4(b) or (c).

         7.3 AMENDMENT. This Agreement may be amended by the parties hereto at any time before or after any required approval of the matters presented in connection with the Merger by the shareholders of the Company; provided, however, after any such approval, no amendment shall be made which by Law or in accordance with the rules of the OTCBB requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         7.4 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto may, to the extent permitted by applicable Law, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant hereto, or (c) subject to Section 7.3, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. No delay or failure on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

         7.5 PROCEDURE FOR TERMINATION, AMENDMENT, EXTENSION OR WAIVER. A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3, an extension or waiver pursuant to Section
7.4 or any other approval or consent required or permitted to be given pursuant to this Agreement or the exercise of any rights or satisfaction of any obligations of the parties hereunder shall, in order to be effective and in addition to the requirements of applicable Law, require (a) in the case of the Company, the action of the Special Committee or (b) in the case of Acquirer, the action by the managers thereof.

                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

         8.1 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. None of the representations, warranties, covenants and other agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein and therein which by their terms apply or are to be performed in whole or in part after the Effective Time and this Article 8. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER THE COMPANY NOR ACQUIRER MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS AND WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DOCUMENTS AND THE INSTRUMENTS REFERRED TO HEREIN, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER PARTY OR THE OTHER PARTY'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

         8.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the first Business Day following the date of dispatch if delivered by nationally recognized next-day courier service, (iii) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (iv) if sent by facsimile transmission, when transmitted and confirmation of such transmission is received. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                  (a)      if to Acquirer, to:

                           S.I. Acquisition LLC
                           485 Half Day Road
                           Suite 200
                           Buffalo Grove, IL 60089

                           Attn: Jack Miller
                           Phone:  (847) 883-8415
                           Fax:    (847) 883-9808

                           with a copy to:

                           Neal, Gerber & Eisenberg
                           Two North LaSalle Street
                           Suite 2200
                           Chicago, Illinois 60602
                           Attn:    Earl N. Melamed, Esq.
                                    Norman J. Gantz, Esq.
                           Phone:   (312) 269-8000
                           Fax:     (312) 269-1747

                  (b)      if to the Company, to:

                           Successories, Inc.
                           2520 Diehl Road
                           Aurora, Illinois 60504
                           Attn:    Special Committee of the Board of Directors
                           Phone:   (630) 820-7200
                           Fax:     (630) 820-3003

                           with a copy to:

                           Vedder Price Kaufman & Kammholz
                           222 N. LaSalle Street
                           Suite 2400
                           Chicago, Illinois 60601
                           Attn:    Guy Snyder, Esq.
                                    William J. Bettman, Esq.
                           Phone:   (312) 609-7500
                           Fax:     (312) 609-5005

         8.3 INTERPRETATION. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden or proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         8.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

         8.5      ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES.

                  (a) This Agreement and the other agreements referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as set forth in Sections 1.4, 1.8, 1.9, 1.10, 5.6, 8.5 and 8.9 (which are intended to and shall create third party beneficiary rights if the Merger is consummated), nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Each of the Indemnified Parties referred to in Section 5.6 shall be entitled to enforce the provisions hereof directly against the Surviving Company, to the same extent as if such Indemnified Party were a party hereto.

         8.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE LAWS THAT MIGHT BE APPLICABLE UNDER CONFLICTS OF LAWS PRINCIPLES.

         8.7 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN. EACH PARTY (i) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (ii) MAKES THIS WAIVER VOLUNTARILY, AND (iii) HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION 8.7.

         8.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. Any provision of this Agreement held invalid or unenforceable only in part, degree or in certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable. To the extent permitted by applicable Law, each party waives any provision of Law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

         8.9 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void.

         8.10 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions of this Agreement (without requirement to post a bond, if applicable), this being in addition to any other remedy to which the parties are entitled at law or in equity.

         8.11 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

         "AFFILIATE" shall have the meaning ascribed to such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "BUSINESS DAY" means any day on which banks are not required or authorized to close in the City of Chicago.

         "CONFIDENTIAL INFORMATION" means information in whatever form provided by or on behalf of the Company to Acquirer or its directors, managers, officers, employees, agents, lenders, investors or advisors in connection with the evaluation by Acquirer of the transactions contemplated herein, including, without limitation, information relating to the financial condition of the Company and its business strategies, marketing plans, developmental plans, computer programs, computer systems, processes, inventions, developments and trade secrets of every kind and nature. However, Confidential Information does not include any information which (i) was or becomes generally available to the public other than as a result of an unauthorized disclosure by Acquirer, (ii) was or becomes available to Acquirer on a nonconfidential basis from a source other than the Company or its advisors, provided that the disclosure by such source does not violate any confidentiality obligation or duty of such source to the Company or (iii) was within the possession of or known by Acquirer or any of its Affiliates prior to its being furnished by or on behalf of Company, provided that the disclosure by the original source of such information did not violate any confidentiality obligation or duty of such source to the Company.

         "EMPLOYEE BENEFIT PLAN" means any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any multiemployer plan), or (iv) Employee Welfare Benefit Plan.

         "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA
Section 3(2).

         "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA
Section 3(1).

         "ENVIRONMENTAL LAWS" means all Laws relating to the environment or the use, disposal, existence or release of any Hazardous Materials, including but not limited to any and all Laws concerning, affecting, controlling, or in any way relating to, whether in whole or in part, air pollutants, water pollutants, process waste water or Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXPENSES" means and includes all out-of-pocket costs and expenses (including, without limitation, all fees and expenses of counsel, accountants, banks, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf, whenever incurred, in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby.

         "HAZARDOUS MATERIALS" means any waste, hazardous waste, pollutant, contaminant, or hazardous or toxic substance as specified, listed, identified, or defined in (i) the Resource Conservation and Recovery Act, 42 U.S.C.A. 6901, et seq., and the rules, regulations and orders promulgated thereunder; (ii) CERCLA; (iii) the Clean Water Act, 33 U.S.C. 1251, et seq., and the rules, regulations and orders promulgated thereunder; (iv) the Clean Air Act, 42 U.S.C. 7401 et seq., and the rules, regulations and orders promulgated thereunder; (v) the Toxic Substances Control Act, 15 U.S.C. 2601, et seq., and the rules, regulations and orders promulgated thereunder; (vi) the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., and the rules, regulations and orders promulgated thereunder, and (vii) the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., and the rules, regulations, and orders promulgated thereunder, all as in effect as of the Closing Date.

         "INCOME TAX" means any federal, state, local or foreign income tax, including any interest, penalty or addition thereto, whether disputed or not.

         "INCOME TAX RETURN" means any return, declaration, report, claim for refund or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

         "LAW" means all provisions of any federal, state, foreign, local or other law, ordinance, rule, regulation, or governmental requirement or restriction of any kind, including any rules, regulations and orders promulgated thereunder, and any final orders, decrees, consents or judgments of any regulatory agency or court.

         "MATERIAL ADVERSE EFFECT" means, when used with respect to any entity, any event, change or effect that when taken together with all other such events, changes or effects, is materially adverse to the business, financial condition or results of operations of such entity and its Subsidiaries, taken as a whole, except to the extent resulting from or relating to (i) any changes or events (including without limitation, a war or terrorist incident) affecting the economy of the United States, (ii) compliance with the terms of this Agreement or (iii) the taking of any action by the Company that has been approved in writing by the Acquirer.

         "ORGANIZATIONAL DOCUMENTS" means, with respect to any entity, the certificate of incorporation or organization, bylaws or other governing documents of such entity.

         "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, "group" (as defined in the Exchange Act) or other entity.

         "REPRESENTATIVES" means, collectively, the directors, officers, employees, agents and other representatives (including any investment bankers, financial advisors, attorneys and accountants) of any Person.

         "SERIES A PREFERRED STOCK" means the Company's Series A Convertible Preferred Stock, par value $.O1 per share.

         "SERIES B PREFERRED STOCK" means the Company's Series B Convertible Preferred Stock, par value $0.01 per share.

         "SUBSIDIARY" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, (i) of which such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting and economic interests in such partnership), or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Acquirer and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, in each case as of the date first written above.

                                     S.I. ACQUISITION LLC, an Illinois limited liability company


                                     By:  SI HOLDINGS LLC, an Illinois limited
                                     liability company, its Manager


                                          By:   /s/  Jack Miller
                                             -----------------------------------
                                             Jack Miller, Manager


                                     SUCCESSORIES, INC., an Illinois corporation


                                     By:  /s/  John C. Carroll
                                        ----------------------------------------
                                        Title: John C. Carroll, Interim CEO
                                               and President

                                    EXHIBIT A

Acquirer's Members and Ownership Interest in the Company as of February 13,
2003.

         1.       Company Common Stock and Company Preferred Stock owned by the
Acquirer:

         (a)      2,799,565 shares of Company Common Stock.

         (b)      503,092 shares of Series A Preferred Stock.

         (c)      100,000 shares of Series B Preferred Stock.

         2.       Ownership of the Acquirer:


                                           OWNERSHIP
             NAME                         PERCENTAGE
-------------------------------           ----------

Jack Miller Family Limited
Partnership # 1                              33.39%

Jack Miller Trust Dated January
18, 1984                                     50.92%

Harvey L. Miller Trust Dated
January 21, 1983                             11.70%

The Judith N. Bernstein 1994
Trust                                          .09%

TWS Investment Group, L.P.                     .09%

Goldie Wolfe Miller                            .02%

Howard I. Bernstein Declaration
of Trust Dated April 28, 1987                 3.48%

Eric Achepohl                                  .31
                                              ----
                                               100%

                                                                      APPENDIX B

                                FAIRNESS OPINION

DUFF & PHELPS, LLC

                                             February 13, 2003

Special Committee of the Board of Directors
Successories, Inc.
2520 Diehl Road
Aurora, IL  60504

Dear Members of the Special Committee:

         Successories, Inc., ("Successories" or the "Company"), on behalf of the Special Committee of the Board of Directors (the "Special Committee") of the Company (the "Board"), has engaged Duff & Phelps, LLC ("Duff & Phelps") as its independent financial advisor to advise the Board and the Special Committee in connection with the contemplated cash consideration to be received by the holders of the outstanding common stock of the Company (the "Common Stock") and the outstanding series B convertible preferred stock of the Company (the "Series B Preferred Stock") that is not owned or controlled by Jack Miller, the Company's Chairman, or his family members or affiliates (the "Management Group").

         Specifically, Duff & Phelps has been asked to provide an opinion (the "Opinion") as to the fairness, from a financial point of view, to the holders of Common Stock, other than shares held by the Management Group (the "Unaffiliated Common Shareholders") and the holders of Series B Preferred Stock, other than shares held by the Management Group (the "Unaffiliated Series B Preferred Shareholders"), of an offer made by S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, members of his family and Howard I. Bernstein, a Board member of the Company ("Acquirer"), to merge the Company with and into the Acquirer (the "Proposed Transaction"). We understand that the Management Group beneficially owns approximately 36% of Successories' common stock on an as-converted, fully diluted basis.

         Duff & Phelps' Investment Banking division ("DPIB"), a separate unit of Duff & Phelps, served as exclusive financial advisor in connection with the sale of the Company. A substantial portion of DPIB's advisory fee is contingent upon the consummation of the Proposed Transaction.

DESCRIPTION OF THE PROPOSED TRANSACTION
---------------------------------------

     Following are the key financial provisions of the Proposed Transaction:

o In conjunction with the Proposed Transaction, each share of the Company's Series A convertible preferred stock issued and outstanding immediately prior to the Closing (defined below) shall be cancelled.

o The Common Stock is publicly traded and is currently quoted on the OTCBB under the ticker symbol "SCES". The Acquirer proposes to merge the Company with and into the Acquirer, with the Acquirer surviving (the "Closing"). At Closing, each outstanding share of Common Stock (other than shares owned by the Management Group) would convert into the right to receive an amount equal to $0.30 in cash, less any applicable withholdings and without interest (the "Common Consideration").

     As a result of the Proposed Transaction, the Company's common shares will no longer be publicly traded.

o There is no public market for the Series B Preferred Stock. At Closing, each outstanding share of Series B Preferred Stock (other than shares owned by the Management Group) would convert into the right to receive an amount equal to the Stated Value of the Series B Preferred Stock (as set forth in the Company's Amended and Restated Articles of Incorporation dated October 28, 1999), or $15.00 in cash, plus accrued and unpaid dividends (the "Series B Consideration").

o With respect to options issued by the Company to buy Common Stock, at Closing each exercisable option shall convert into the right to receive a cash payment equal to the excess, if any, of $0.30 per option share over the applicable per share exercise price. At Closing, all unexercised options issued by the Company to buy Common Stock, whether vested or unvested, shall terminate and be cancelled. As of the date hereof, none of the Company's issued and outstanding options had an exercise price less than $0.30.

o At Closing: (i) the Company will be a privately held company; and (ii) the Management Group will own 100% of the Company.

SCOPE OF ANALYSIS
-----------------

     In conducting our analysis and arriving at our Opinion, we reviewed and analyzed, among other things:

     1. Forms 10-K filed by Successories with the Securities and Exchange Commission ("SEC") for the fiscal years ended on or about January 31, 1997 through 2002 and Forms 10-Q filed by Successories with the SEC, for the fiscal quarters beginning February 3, 2002 through the nine months ended November 2, 2002;

o Certain operating and financial information provided to us by Company management, including management's financial forecast for the fiscal year ending on or about January 31, 2004;

o Other information concerning the Company including press releases and earnings announcements;

o Historical stock prices and trading volume of the Common Stock of Successories;

o Financial information and market valuations of other publicly traded companies that we deemed to be reasonably comparable to Successories;

o Financial information and valuation information for sales of businesses deemed similar to Successories;

o Form of Agreement and Plan of Merger by and between S.I. Acquisition LLC and Successories, Inc (the "Merger Agreement");

o Company's Amended and Restated Articles of Incorporation dated October 28, 1999; and

o Other financial studies, analyses, and investigations as we deemed appropriate.

     Duff & Phelps held discussions with members of the senior management of the Company regarding the history, current business operations, financial condition and future prospects of Successories at the Company's offices in Aurora, Illinois and via telephone. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent appraisals of the assets or liabilities of the Company.

     In preparing its forecasts, performing its analysis and rendering its Opinion with respect to the Proposed Transaction, Duff & Phelps relied upon the accuracy and completeness of all information provided to it, whether obtained from public or private sources, including Company management, and have not assumed responsibility for independent verification of such information. With respect to Company-prepared financial forecasts, we have assumed they have been reasonably prepared in good faith on bases reflecting the best currently available estimates of Company management. Duff & Phelps' Opinion further assumes that information supplied and representations made by Company management are substantially accurate regarding the Company and the terms of the Proposed Transaction. None of Company management, its Board, or the Special Committee placed any limitation upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its Opinion.

     Duff & Phelps has prepared this Opinion effective as of February 13, 2003 and the Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of such date.

     It is understood that this Opinion is for the information of the Board and the Special Committee, and does not constitute a recommendation to any shareholder as to how such shareholder should vote, or take any other action, with respect to the Proposed Transaction. Except as described above and required under the disclosure requirements of the securities laws and applicable law or legal process, without our prior consent, which consent will not be unreasonably withheld, this letter may not be quoted or referred to, in whole or in part, in any written document, except a proxy statement or other document distributed to shareholders of the Company in connection with the Proposed Transaction, or used for any other purpose.

CONCLUSION
----------

     Based upon and subject to the foregoing, Duff & Phelps is of the opinion that the Common Consideration to be received by the Unaffiliated Common Shareholders in the Proposed Transaction pursuant to the Merger Agreement is fair, from a financial point of view, to such Unaffiliated Common Shareholders, and the Series B Consideration to be received by the Unaffiliated Series B Preferred Shareholders in the Proposed Transaction pursuant to the Merger Agreement is fair, from a financial point of view, to such Unaffiliated Series B Preferred Shareholders.

                                                    Respectfully submitted,


                                                    DUFF & PHELPS, LLC

                 EXHIBIT (c)(2)- PRESENTATION OF DUFF & PHELPS

                               DUFF & PHELPS, LLC

          311 SOUTH WACKER DRIVE, SUITE 4200 o CHICAGO, ILLINOIS 60606
                        312/697-4600 o Fax 312/697-0115

--------------------------------------------------------------------------------


                                PROJECT INSPIRE

        PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS
                               FEBRUARY 13, 2003

                                  CONFIDENTIAL
                                  ------------


--------------------------------------------------------------------------------

  The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished to us.
 Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

Table of Contents                              PROJECT INSPIRE February 13, 2003


I.       Executive Summary

II.      Project Inspire Overview

III.     Industry Overview

IV.      Valuation and Financial Analysis

V.       Summary Conclusions

APPENDIX
--------

A.       Discounted Cash Flow Analysis

B.       Comparable Company Analysis

C.       Comparable Transactions Analysis

                                                              DUFF & PHELPS, LLC

Executive Summary                              PROJECT INSPIRE February 13, 2003


DESCRIPTION OF ENGAGEMENT
-------------------------

o Duff & Phelps, LLC ("Duff & Phelps") was retained by Project Inspire (the "Company"), on behalf of the Special Committee of the Board of Directors ("Special Committee") of the Company (the "Board"), to serve as independent financial advisor to the Board and the Special Committee in connection with a proposed merger transaction involving the Company.

o The Board and the Special Committee are considering a cash out merger and privatization transaction proposed by S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, the Company's Chairman, members of his family and Howard I. Bernstein, a Board member of the Company (the "Acquirer"), whereby the holders of the outstanding common stock of the Company (the "Common Stock") and the outstanding Series B convertible preferred stock of the Company (the "Series B Preferred Stock") that is not owned or controlled by Jack Miller or his family members or affiliates (the "Management Group") will receive the right to receive certain cash consideration.

o Specifically, Duff & Phelps has been asked to provide an opinion (the "Opinion") as to the fairness, from a financial point of view, to the holders of Common Stock, other than shares held by the Management Group (the "Unaffiliated Common Shareholders") and the holders of Series B Preferred Stock, other than shares held by the Management Group (the "Unaffiliated Series B Preferred Shareholders"), of an offer made by the Acquirer to merge the Company with and into the Acquirer (the "Proposed Transaction").

         o We understand that the Management Group beneficially owns approximately 36% of Project Inspire's common stock on an as-converted, fully diluted basis.

         o Duff & Phelps' Investment Banking division ("DPIB"), a separate unit of Duff & Phelps, served as exclusive financial advisor in connection with the sale of the Company.

         o A substantial portion of DPIB's advisory fee is contingent upon the consummation of the Proposed Transaction.

                                                              DUFF & PHELPS, LLC
Confidential                           1

Executive Summary                              PROJECT INSPIRE February 13, 2003



DESCRIPTION OF THE PROPOSED TRANSACTION
---------------------------------------

Following are the key financial provisions of the Proposed Transaction:

o The Acquirer proposes to merge the Company with and into the Acquirer, with the Acquirer surviving (the "Closing").

o In conjunction with the Proposed Transaction, each share of the Company's Series A convertible preferred stock issued and outstanding immediately prior to the Closing shall be cancelled.

o At Closing, each outstanding share of Common Stock (other than shares owned by the Management Group) would convert into the right to receive an amount equal to $0.30 in cash, less any applicable withholdings and without interest (the "Common Consideration").

o At Closing, each outstanding share of Series B Preferred Stock (other than shares owned by the Management Group) would convert into the right to receive an amount equal to the Stated Value of the Series B Preferred Stock (as set forth in the Company's Amended and Restated Articles of Incorporation dated October 28, 1999), or $15.00 in cash, plus accrued and unpaid dividends (the "Series B Consideration").

o With respect to options issued by the Company to buy Common Stock, at Closing each exercisable option shall convert into the right to receive a cash payment equal to the excess, if any, of $0.30 per option share over the applicable per share exercise price.

         o At Closing, all unexercised options issued by the Company to buy Common Stock, whether vested or unvested, shall terminate and be cancelled.

         o As of the date hereof, none of the Company's issued and outstanding options had an exercise price less than $0.30.

                                                              DUFF & PHELPS, LLC
Confidential                           2

Executive Summary                              PROJECT INSPIRE February 13, 2003



BACKGROUND OF THE PROPOSED TRANSACTION
--------------------------------------

o On April 11, 2002, the Company's Board of Directors discussed the future direction of the Company and considered possible strategic alternatives.

o On April 24, 2002, the Company's Board of Directors authorized and directed senior management to retain the professional services of Duff & Phelps to act as its exclusive financial advisor in connection with the possible sale of the Company.

o Duff & Phelps was retained by the Company to act as its exclusive financial advisor on May 3, 2002 and began the process of marketing the Company for sale in June 2002.

         o Duff & Phelps was in contact with over 170 potential strategic and financial buyers during the marketing process.

         o        Over 50 confidentiality agreements were successfully executed.

         o Duff & Phelps and the Company's senior management met with 8 different potential buyers, not including the Acquirer, and received an indication of interest from 7 potential acquirers.

                  Stephen Fossler Company    Lynx Investment   Myron Corporation
                  Mill Pond Ventures         Varsity Gold      SB Partners
                  Infinity Resources

         o The proposal which ultimately yielded the highest valuation for Project Inspire's shareholders was offered by the Acquirer.

                                                              DUFF & PHELPS, LLC
Confidential                           3

Executive Summary                              PROJECT INSPIRE February 13, 2003



SCOPE OF ANALYSIS
-----------------

o Reviewed Company historical financial statements and descriptive information.

o Met with the Company's senior management in Aurora, Illinois to discuss the history, current business operations, financial condition, future prospects and strategic objectives of the Company.

o Reviewed audited financial statements on SEC form 10K for the fiscal years ending on or about January 31, 1997 to 2002, unaudited financial statements on SEC form 10Q for the fiscal quarters beginning February 3, 2002 through the nine months ended November 2, 2002, management's financial forecast for its fiscal year ending on or about January 31, 2004, and certain other public filings and Company prepared financial information.

o Reviewed historical stock prices and trading volume of the Common Stock of Project Inspire.

o Reviewed the form of Agreement and Plan of Merger dated as of February 13, 2003 (the "Merger Agreement").

o Reviewed the Company's Amended and Restated Articles of Incorporation dated October 28, 1999.

o Projected Project Inspire's future business results in a discounted cash flow analysis.

o Analyzed historical financial performance of public companies deemed comparable to the Company.

o Analyzed change of control transactions deemed similar to the Proposed Transaction.

o Reviewed certain other relevant, publicly available information, including economic, industry and investment information.

                                                              DUFF & PHELPS, LLC
Confidential                           4

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003



BUSINESS OVERVIEW
-----------------

o Project Inspire is a leading manufacturer of motivational and recognition products that promote team performance, celebrate human achievement, and inspire excellence.

o        The Company was founded in 1985 and is based in Aurora, Illinois.

o The Company provides products such as wall decor, awards & recognition products, desk accessories, and consumable products, for corporations, schools, health care, government, and military organizations.

o        The Company's core method of distribution is through direct marketing.

         o The Company maintains a proprietary customer database and internally controls its catalog circulation method.

                                                              DUFF & PHELPS, LLC
Confidential                           5

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003



FINANCIAL SUMMARY
-----------------

INCOME STATEMENT

o Over the past seven fiscal years, Project Inspire's revenues have decreased at a compound annual rate of -6.5%, from $56.0 million in fiscal 1996 to an estimated $37.3 million in fiscal 2002.

o Over the past seven years, the Company's gross profit reached as high as $33.8 million in fiscal 1996 and as low as an estimated $19.8 million for fiscal 2002.

         o Gross margin decreased from 58.0% to 53.1% during fiscal 1996 to fiscal 2002.

         o Average gross margin for the period fiscal 1996 to fiscal 2002 was 53.4%.

o The Company's operating income was ($0.7) million in fiscal 1996 and is estimated to be ($4.8) million in fiscal 2002.

         o Operating Income has fluctuated over the past seven years, averaging ($2.1) million during the period.

o The Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") has fluctuated from $1.4 million in fiscal 1996 to an estimated ($2.2) million in fiscal 2002.

         o Over the past seven years, EBITDA reached as high as $5.3 million in fiscal 2000, while its low point was ($2.9) million in fiscal 1998.

         o Average EBITDA margin for the period fiscal 1996 to fiscal 2002 was -1.0%.

                                                              DUFF & PHELPS, LLC
Confidential                           6

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003

-----------------------------

o The Company's reported net income has fluctuated from $262,000 in fiscal 1996 to ($10.8) million in fiscal 2001.

         o Over the past seven years, reported net income reached as high as $439,000 in fiscal 2000, while its low point was ($10.8) million in fiscal 2001.

         o Reported net income margin averaged -6.7% over the period fiscal 1996 to fiscal 2001.

                                                              DUFF & PHELPS, LLC
Confidential                           7

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003

-----------------------------

BALANCE SHEET

o On June 13, 2002, the Company obtained an amendment to its credit facility to modify certain financial covenants, which were retroactive to the first quarter ended May, 4, 2002. Additionally, the amendment adjusted the borrowing base and the revolver limits prospectively.

o The current credit facility expires in June 2003 and could create significant financial distress for the Company if it is unable to complete a sale of the Company before then or is unable to refinance the current credit facility on reasonably favorable terms.

o Management has represented that it held various discussions with other lenders to refinance the Company's existing credit facility.

         o Generally, these institutions indicated additional equity capital or loan guarantees would be required as part of any refinancing.

         o Any additional equity capital would most likely result in significant dilution to the existing common shareholders.

                                                              DUFF & PHELPS, LLC
Confidential                           8

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003

-----------------------------

                                Project Inspire
                          Historical Financial Summary
                            Years Ended January 31,

INCOME STATEMENT                        1997(1)      1998         1999(2)      2000         2001         2002         Estimated 2003

Net Sales                               $56,032,000  $56,821,000  $52,864,000  $51,702,000  $53,330,000  $42,321,000  $37,330,000
  Net Sales Growth                            21.4%         1.4%        -7.0%        -2.2%         3.1%       -20.6%       -11.8%
Cost of Goods Sold                       23,557,000   25,542,000   24,728,000   23,536,000   24,319,000   21,120,000   18,362,000
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Gross Profit on Product Sales            32,475,000   31,279,000   28,136,000   28,166,000   29,011,000   21,201,000   18,968,000
Fees, royalties and other income          1,280,000    1,824,000    1,624,000    1,175,000    1,288,000    1,059,000      868,000
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Gross Profit                             33,755,000   33,103,000   29,760,000   29,341,000   30,299,000   22,260,000   19,836,000
  Gross Margin                                58.0%        55.0%        53.2%        54.5%        56.8%        52.6%        53.1%
Selling, General & Administrative        34,452,000   31,089,000   35,537,000   28,874,000   27,843,000   27,671,000   24,662,000
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Operating Income ("EBIT")                  (697,000)   2,014,000   (5,777,000)     467,000    2,456,000   (5,411,000)  (4,826,000)
  EBIT Margin                                 -1.2%         3.5%       -10.9%         0.9%         4.6%       -12.8%       -12.9%
Depreciation & Amortization               2,129,000    2,516,000    2,913,000    3,307,000    2,840,000    3,407,000    2,641,000
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
EBITDA                                    1,432,000    4,530,000   (2,864,000)   3,774,000    5,296,000   (2,004,000)  (2,185,000)
  EBITDA Margin                                2.6%         8.0%        -5.4%         7.3%         9.9%        -4.7%        -5.9%
Reported Net Income                         262,000       87,000   (7,336,000)  (1,127,000)     439,000  (10,813,000)          NA
  Net Income Margin                            0.5%         0.2%       -13.9%        -2.2%         0.8%       -25.5%           NA
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------
Reported EPS                                  (0.16)       (0.10)      (1.08)       (0.18)         0.03        (1.19)          NA
                                        -----------  -----------  -----------  -----------  -----------  -----------  -----------

(1) Incurred an asset impairment charge and special charge of $1.398 and $1.303 million, respectively
(2)      Incurred an asset impairment charge of $1.302 million

Source:  SEC filings and Company provided estimates.

                                                              DUFF & PHELPS, LLC
Confidential                           9

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003



COMMON STOCK MARKET PERFORMANCE
-------------------------------

o The Company's common stock price on February 12, 2003 was $0.17. The 52-week high for the Company's common stock price was $1.20 on February 14, 2002 and the 52-week low stock price was $0.14 on February 6, 2003.

o Historically, trading volume in the Company's common stock has been very low.

         o During the past 52-week period, there were 96 trading days in which the Company's common stock experienced no trading volume.

o The Company's common stock was delisted from the Nasdaq National Market at the opening of business on August 2, 2002 and was thereafter quoted on the OTC Bulletin Board.

         o The delisting was due to the failure of the Company's common stock to maintain a minimum market value of publicly held shares of $5 million and a minimum closing bid price per share of $1.00 over a required timeframe.

o The table on the following page summarizes the Company's average trading volume and its stock price since January 2002.


                                                              DUFF & PHELPS, LLC
Confidential                           10

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003



COMMON STOCK PRICE GRAPH
------------------------

(THE FOLLOWING TABLE REPRESENTS A LINE CHART IN THE PRINTED PRESENTATION)

                          COMMON STOCK PRICE GRAPH DATA

                              Successories'          Successories'
          Date                 Stock Price              Volume
          ----                -------------          -------------
        1/31/03                   $0.15                     0
        1/30/03                   $0.15                 2,000
        1/29/03                   $0.15                 2,000
        1/28/03                   $0.15                 2,000
        1/27/03                   $0.16                17,500
        1/24/03                   $0.16                     0
        1/22/03                   $0.16                 5,100
        1/21/03                   $0.16                 5,100
        1/17/03                   $0.16                 2,700
        1/16/03                   $0.15                10,000
        1/15/03                   $0.15                10,000
        1/10/03                   $0.15                10,000
         1/9/03                   $0.15                10,000
         1/8/03                   $0.15                10,000
         1/7/03                   $0.15                10,000
         1/6/03                   $0.15                10,000
         1/3/03                   $0.15                10,000
         1/2/03                   $0.17                75,000
        12/31/02                  $0.17                75,000
        12/30/02                  $0.15                 1,000
        12/27/02                  $0.16                17,200
        12/26/02                  $0.16                28,000
        12/24/02                  $0.18               137,900
        12/23/02                  $0.18               132,900
        12/20/02                  $0.20                13,500
        12/19/02                  $0.20                 2,100
        12/18/02                  $0.20                   200
        12/17/02                  $0.20                   200
        12/16/02                  $0.20                 4,000
        12/13/02                  $0.20                 5,800
        12/12/02                  $0.20                   600
        12/11/02                  $0.20                11,000
        12/10/02                  $0.20                11,000
        12/9/02                   $0.25                24,800
        12/6/02                   $0.20                 2,100
        12/5/02                   $0.25                 3,300
        12/4/02                   $0.25                   200
        12/3/02                   $0.25                 5,400
        12/2/02                   $0.27                     0
        11/29/02                  $0.27                     0
        11/27/02                  $0.27                23,500
        11/26/02                  $0.27                23,500
        11/25/02                  $0.27                   100
        11/22/02                  $0.27                   100
        11/21/02                  $0.25                     0
        11/20/02                  $0.25                     0
        11/19/02                  $0.25                     0
        11/18/02                  $0.25                     0
        11/15/02                  $0.25                 1,000
        11/14/02                  $0.25                   400
        11/13/02                  $0.25                   400
        11/12/02                  $0.35                     0
        11/11/02                  $0.35                 7,000
        11/8/02                   $0.35                 7,000
        11/7/02                   $0.35                12,700
        11/6/02                   $0.33                 2,600
        11/5/02                   $0.33                   400
        11/4/02                   $0.33                   400
        11/1/02                   $0.33                   400
        10/31/02                  $0.33                   400
        10/30/02                  $0.33                 3,700
        10/29/02                  $0.33                 3,700
        10/28/02                  $0.33                     0
        10/25/02                  $0.33                     0
        10/24/02                  $0.33                     0
        10/23/02                  $0.33                     0


                                                              DUFF & PHELPS, LLC
Confidential


Project Inspire Overview                       PROJECT INSPIRE February 13, 2003


                              Successories'          Successories'
          Date                 Stock Price              Volume
          ----                -------------          -------------

        10/22/02                  $0.33                     0
        10/21/02                  $0.33                 1,000
        10/18/02                  $0.33                 7,500
        10/17/02                  $0.47                     0
        10/16/02                  $0.47                 5,000
        10/15/02                  $0.30                     0
        10/14/02                  $0.30                     0
        10/11/02                  $0.30                     0
        10/10/02                  $0.30                     0
        10/9/02                   $0.30                     0
        10/8/02                   $0.30                 1,000
        10/7/02                   $0.50                 5,000
        10/4/02                   $0.30                     0
        10/3/02                   $0.30                   500
        10/2/02                   $0.42                55,000
        10/1/02                   $0.50                     0
        9/30/02                   $0.50                 2,000
        9/27/02                   $0.50                 2,000
        9/26/02                   $0.50                 2,000
        9/25/02                   $0.50                     0
        9/24/02                   $0.35                     0
        9/23/02                   $0.35                 6,000
        9/20/02                   $0.45               149,900
        9/19/02                   $0.50                20,000
        9/18/02                   $0.50                     0
        9/17/02                   $0.50                     0
        9/16/02                   $0.50                     0
        9/13/02                   $0.50                     0
        9/12/02                   $0.50                40,000
        9/11/02                   $0.58                54,200
        9/10/02                   $0.75                53,000
         9/9/02                   $0.85                28,100
         9/6/02                   $0.75                     0
         9/5/02                   $0.75                     0
         9/4/02                   $0.75                     0
         9/3/02                   $0.75                     0
        8/30/02                   $0.75                 2,000
        8/29/02                   $0.85                 1,000
        8/28/02                   $0.85                 2,500
        8/27/02                   $0.85                 2,500
        8/26/02                   $0.80                 3,000
        8/23/02                   $0.80                     0
        8/22/02                   $0.80                     0
        8/21/02                   $0.80                     0
        8/20/02                   $0.80                     0
        8/19/02                   $0.80                     0
        8/16/02                   $0.80                 5,500
        8/15/02                   $0.80                     0
        8/14/02                   $0.80                     0
        8/13/02                   $0.80                 1,000
        8/12/02                   $0.80                 1,000
         8/9/02                   $0.80                     0
         8/8/02                   $0.80                     0
         8/7/02                   $0.80                 3,000
         8/6/02                   $0.90                     0
         8/5/02                   $0.91                     0
         8/2/02                   $0.91                 5,600
         8/1/02                   $0.84                 1,000
        7/31/02                   $0.84                   800
        7/30/02                   $0.84                     0
        7/29/02                   $0.84                 1,300
        7/26/02                   $0.50                 1,500
        7/25/02                   $0.80                     0
        7/24/02                   $0.80                     0
        7/23/02                   $0.80                     0
        7/22/02                   $0.80                     0


                                                              DUFF & PHELPS, LLC
Confidential


Project Inspire Overview                       PROJECT INSPIRE February 13, 2003


                              Successories'          Successories'
          Date                 Stock Price              Volume
          ----                -------------          -------------

        7/19/02                   $0.80                   300
        7/18/02                   $0.67                     0
        7/17/02                   $0.67                37,000
        7/16/02                   $0.70                   100
        7/15/02                   $0.70                     0
        7/12/02                   $0.70                     0
        7/11/02                   $0.70                   300
        7/10/02                   $0.70                 3,000
         7/9/02                   $0.70                 2,000
         7/8/02                   $0.84                     0
         7/5/02                   $0.84                     0
         7/3/02                   $0.84                 4,000
         7/2/02                   $0.84                     0
         7/1/02                   $0.84                     0
        6/28/02                   $0.84                 1,100
        6/27/02                   $0.95                16,900
        6/26/02                   $0.77                 1,300
        6/25/02                   $0.91                     0
        6/24/02                   $0.91                 5,400
        6/21/02                   $0.98                     0
        6/20/02                   $0.98                     0
        6/19/02                   $0.98                 6,100
        6/18/02                   $0.91                   600
        6/17/02                   $0.77                 1,400
        6/14/02                   $0.77                   100
        6/13/02                   $0.77                     0
        6/12/02                   $0.77                 1,400
        6/11/02                   $0.75                     0
        6/10/02                   $0.75                13,300
         6/7/02                   $0.73                   700
         6/6/02                   $0.72                   300
         6/5/02                   $1.00                     0
         6/4/02                   $1.00                     0
         6/3/02                   $1.00                 4,600
        5/31/02                   $1.05                     0
        5/30/02                   $1.05                     0
        5/29/02                   $1.05                     0
        5/28/02                   $1.05                 5,500
        5/24/02                   $1.05                     0
        5/23/02                   $1.05                55,800
        5/22/02                   $0.84                11,400
        5/21/02                   $0.80                17,800
        5/20/02                   $0.84                 7,900
        5/17/02                   $0.70                 2,000
        5/16/02                   $0.75                   800
        5/15/02                   $0.77                 1,100
        5/14/02                   $0.70                 5,100
        5/13/02                   $0.67                 1,000
        5/10/02                   $0.67                 1,100
         5/9/02                   $0.61                     0
         5/8/02                   $0.61                 7,000
         5/7/02                   $0.56                     0
         5/6/02                   $0.56               101,000
         5/3/02                   $0.55                 2,000
         5/2/02                   $0.70                     0
         5/1/02                   $0.70                 2,000
        4/30/02                   $0.66                45,000
        4/29/02                   $0.50                 3,900
        4/26/02                   $0.75                35,000
        4/25/02                   $0.70                     0
        4/24/02                   $0.70                 1,800
        4/23/02                   $0.80                   300
        4/22/02                   $0.80                     0
        4/19/02                   $0.80                16,600
        4/18/02                   $0.80                     0
        4/17/02                   $0.80                   300


                                                              DUFF & PHELPS, LLC
Confidential


Project Inspire Overview                       PROJECT INSPIRE February 13, 2003


                              Successories'          Successories'
          Date                 Stock Price              Volume
          ----                -------------          -------------

        4/16/02                   $0.91                 1,000
        4/15/02                   $0.80                   600
        4/12/02                   $0.80                     0
        4/11/02                   $0.80                     0
        4/10/02                   $0.80                   100
         4/9/02                   $0.91                   200
         4/8/02                   $0.86                   600
         4/5/02                   $0.86                     0
         4/4/02                   $0.86                     0
         4/3/02                   $0.86                     0
         4/2/02                   $0.86                     0
         4/1/02                   $0.86                     0
        3/28/02                   $0.86                     0
        3/27/02                   $0.86                     0
        3/26/02                   $0.86                 2,000
        3/25/02                   $0.84                 5,400
        3/22/02                   $0.84                 5,400
        3/21/02                   $0.94                   200
        3/20/02                   $0.91                     0
        3/19/02                   $0.91                     0
        3/18/02                   $0.91                     0
        3/14/02                   $1.00                     0
        3/13/02                   $1.00                     0
        3/12/02                   $1.00                 3,500
        3/11/02                   $1.16                     0
         3/8/02                   $1.16                 2,800
         3/7/02                   $1.16                 1,000
         3/6/02                   $1.09                     0
         3/5/02                   $1.09                     0
         3/4/02                   $1.09                   800
         3/1/02                   $1.05                     0
        2/28/02                   $1.05                   400
        2/27/02                   $1.05                     0
        2/26/02                   $1.05                   300
        2/25/02                   $1.19                     0
        2/22/02                   $1.19                   400
        2/20/02                   $1.16                 2,200
        2/19/02                   $1.09                 2,100
        2/15/02                   $1.20                 1,800
        2/14/02                   $1.20                 1,800
        2/13/02                   $1.23                     0
        2/12/02                   $1.23                     0
        2/11/02                   $1.23                 1,300
         2/8/02                   $1.13                 1,000
         2/7/02                   $1.14                24,100
         2/6/02                   $1.09                14,600
         2/5/02                   $1.20                   100
         2/4/02                   $1.09                66,900
         2/1/02                   $1.02                13,000
        1/31/02                   $1.00                   600
        1/30/02                   $1.05                 1,500
        1/29/02                   $0.89                     0
        1/28/02                   $0.89                 1,500
        1/25/02                   $0.87                21,600
        1/24/02                   $0.75                     0
        1/23/02                   $0.75                 2,100


                                                              DUFF & PHELPS, LLC
Confidential

Project Inspire Overview                       PROJECT INSPIRE February 13, 2003



RELATIVE STOCK PRICE GRAPH
--------------------------

o One year Company stock price chart vs. S&P 500 and our Comparable Companies group, which consists of Blair Corporation (BL); Hanover Direct, Inc. (HNV); Lillian Vernon Corporation (LVC); Eos International, Inc. (EOSI); Franklin Covey Co. (FC); and Thomas Nelson, Inc. (TNM):


                PROJECT INSPIRE DAILY STOCK PRICE VS. AN INDEX OF
                 THE COMPARABLE COMPANIES AND THE S&P 500 INDEX
                      FEBRUARY 2, 2002 TO FEBRUARY 2, 2003

(THE FOLLOWING TABLE REPRESENTS A LINE CHART IN THE PRINTED PRESENTATION)

                        RELATIVE STOCK PRICE GRAPH DATA


                       COMPARABLE
      DATE           COMPANIES INDEX             SCES           S&P 500 INDEX
      ----           ---------------             ----           -------------

     2/5/02              $100.00               $100.00            $100.00
     2/6/02               $99.30                $91.67             $99.40
     2/7/02               $99.10                $95.63             $99.10
     2/8/02              $100.02                $93.33            $100.57
    2/11/02              $101.14               $102.50            $102.01
    2/12/02              $101.51                $86.67            $101.60
    2/13/02              $101.12                $91.67            $102.61
    2/14/02              $101.87               $100.00            $102.43
    2/15/02              $103.52                $91.67            $101.30
    2/19/02              $103.13                $91.75             $99.39
    2/20/02              $105.51                $95.74            $100.73
    2/21/02              $105.42                $86.67             $99.17
    2/22/02              $103.52                $99.17             $99.98
    2/25/02              $103.91                $86.67            $101.78
    2/26/02              $104.71                $87.50            $101.78
    2/27/02              $104.66                $89.17            $101.82
    2/28/02              $103.89                $86.67            $101.53
     3/1/02              $104.13                $86.67            $103.83
     3/4/02              $103.64                $91.67            $105.85
     3/5/02              $101.55                $91.67            $105.15
     3/6/02              $104.37                $91.67            $106.67
     3/7/02              $105.05                $95.83            $106.19
     3/8/02              $105.10                $95.83            $106.82
    3/11/02              $104.37                $91.67            $107.18
    3/12/02              $105.81                $83.33            $106.93
    3/13/02              $103.33                $75.00            $105.88
    3/14/02              $106.02                $75.00            $105.78
    3/15/02              $105.08                $75.00            $106.99
    3/18/02              $104.83                $75.00            $106.93
    3/19/02              $103.93                $75.00            $107.36
    3/20/02              $104.25                $76.67            $105.67
    3/21/02              $105.90                $77.50            $105.83
    3/22/02              $105.27                $70.83            $105.38
    3/25/02              $104.18                $75.00            $103.84
    3/26/02              $104.42                $71.67            $104.45
    3/27/02              $104.45                $71.67            $105.01
    3/28/02              $104.18                $71.67            $105.26
     4/1/02              $104.69                $71.67            $105.19
     4/2/02              $105.32                $71.67            $104.29
     4/3/02              $106.46                $71.67            $103.25
     4/4/02              $107.51                $71.67            $103.33
     4/5/02              $104.96                $71.67            $103.00
     4/8/02              $106.10                $71.67            $103.24
     4/9/02              $107.46                $74.92            $102.55
    4/10/02              $107.43                $66.75            $103.71
    4/11/02              $106.85                $66.67            $101.25
    4/12/02              $107.21                $66.67            $101.93
    4/15/02              $108.60                $66.75            $101.15
    4/16/02              $111.61                $75.00            $103.52
    4/17/02              $111.83                $66.67            $103.31
    4/18/02              $112.19                $66.67            $103.16
    4/19/02              $113.82                $66.67            $103.22
    4/22/02              $114.67                $66.67            $101.63
    4/23/02              $115.50                $66.67            $101.00
    4/24/02              $116.15                $58.38            $100.29
    4/25/02              $117.59                $58.33            $100.13
    4/26/02              $116.54                $62.08             $98.74
    4/29/02              $115.81                $41.67             $97.75
    4/30/02              $117.51                $55.00             $98.80
     5/1/02              $116.59                $58.33             $99.67
     5/2/02              $116.83                $58.33             $99.50
     5/3/02              $117.59                $45.83             $98.48
     5/6/02              $117.03                $46.67             $96.57
     5/7/02              $117.39                $50.00             $96.28
     5/8/02              $118.12                $50.83             $99.89
     5/9/02              $118.80                $50.00             $98.44


                                                              DUFF & PHELPS, LLC
Confidential                           12


Project Inspire Overview                       PROJECT INSPIRE February 13, 2003


                       COMPARABLE
      DATE           COMPANIES INDEX             SCES           S&P 500 INDEX
      ----           ---------------             ----           -------------

    5/10/02              $120.60                $55.83             $96.79
    5/13/02              $120.23                $55.83             $98.58
    5/14/02              $120.14                $58.25            $100.67
    5/15/02              $119.38                $64.17            $100.10
    5/16/02              $121.67                $62.50            $100.75
    5/17/02              $121.64                $58.33            $101.52
    5/20/02              $119.31                $70.83            $100.17
    5/21/02              $119.67                $66.67             $99.07
    5/22/02              $119.50                $70.83             $99.63
    5/23/02              $121.37                $87.50            $100.65
    5/24/02              $121.16                $83.33             $99.43
    5/28/02              $121.59                $87.50             $98.58
    5/29/02              $120.94                $83.33             $97.95
    5/30/02              $120.33                $83.33             $97.67
    5/31/02              $120.57                $83.33             $97.90
     6/3/02              $119.41                $83.33             $95.47
     6/4/02              $119.14                $60.00             $95.47
     6/5/02              $118.58                $60.00             $96.32
     6/6/02              $118.51                $60.00             $94.42
     6/7/02              $119.09                $61.06             $94.27
    6/10/02              $117.59                $62.50             $94.56
    6/11/02              $117.37                $62.50             $92.99
    6/12/02              $115.84                $63.56             $93.60
    6/13/02              $116.23                $63.33             $92.62
    6/14/02              $115.13                $63.56             $92.41
    6/17/02              $114.96                $64.17             $95.06
    6/18/02              $115.16                $75.00             $95.15
    6/19/02              $115.08                $81.67             $93.58
    6/20/02              $115.38                $64.17             $92.32
    6/21/02              $110.98                $75.00             $90.75
    6/24/02              $110.37                $75.00             $91.07
    6/25/02              $108.84                $75.00             $89.55
    6/26/02              $110.78                $63.33             $89.31
    6/27/02              $116.98                $79.17             $90.88
    6/28/02              $115.08                $70.83             $90.81
     7/1/02              $116.27                $70.83             $88.87
     7/2/02              $116.10                $70.83             $86.98
     7/3/02              $114.16                $70.83             $87.52
     7/5/02              $114.65                $58.33             $90.74
     7/8/02               $89.97                $58.33             $89.63
     7/9/02              $115.67                $59.17             $87.41
    7/10/02              $118.51                $59.17             $84.45
    7/11/02              $119.70                $58.33             $85.08
    7/12/02              $118.44                $58.33             $84.53
    7/15/02               $86.64                $58.33             $84.21
    7/16/02              $114.14                $58.42             $82.65
    7/17/02              $113.48                $56.58             $83.12
    7/18/02              $114.26                $54.17             $80.88
    7/19/02              $112.87                $66.67             $77.77
    7/22/02               $76.97                $66.67             $75.21
    7/23/02              $104.91                $66.67             $73.18
    7/24/02              $109.11                $66.67             $77.38
    7/25/02              $110.37                $66.67             $76.94
    7/26/02              $111.90                $41.67             $78.24
    7/29/02               $84.96                $70.83             $82.47
    7/30/02              $115.35                $70.83             $82.82
    7/31/02              $114.06                $70.83             $83.63
     8/1/02               $81.78                $70.83             $81.16
     8/2/02              $110.08                $75.00             $79.29
     8/5/02              $107.46                $37.50             $76.57
     8/6/02              $108.99                $37.50             $78.86
     8/7/02              $107.12                $66.67             $80.44
     8/8/02              $108.09                $37.50             $83.07
     8/9/02              $107.53                $42.50             $83.36
    8/12/02              $106.58                $66.67             $82.92
    8/13/02              $104.10                $66.67             $81.12


                                                              DUFF & PHELPS, LLC
Confidential


Project Inspire Overview                       PROJECT INSPIRE February 13, 2003


                       COMPARABLE
      DATE           COMPANIES INDEX             SCES           S&P 500 INDEX
      ----           ---------------             ----           -------------

    8/14/02              $107.87                $50.00             $84.37
    8/15/02              $109.45                $50.00             $85.34
    8/16/02              $110.59                $66.67             $85.21
    8/19/02              $111.59                $50.00             $87.22
    8/20/02              $110.15                $50.00             $86.00
    8/21/02              $111.34                $50.00             $87.10
    8/22/02              $111.37                $50.00             $88.32
    8/23/02              $110.10                $29.17             $86.32
    8/26/02              $111.08                $66.67             $86.97
    8/27/02              $106.17                $70.83             $85.76
    8/28/02              $102.74                $62.50             $84.21
    8/29/02               $99.03                $70.83             $84.20
    8/30/02               $97.60                $62.50             $84.04
     9/3/02               $93.68                $62.50             $80.55
     9/4/02               $95.36                $62.50             $81.96
     9/5/02               $95.43                $62.50             $80.65
     9/6/02               $96.33                $62.50             $82.01
     9/9/02               $96.79                $70.83             $82.84
    9/10/02               $96.02                $62.50             $83.45
    9/11/02               $96.45                $48.33             $83.43
    9/12/02               $95.36                $41.67             $81.37
    9/13/02               $95.12                $35.00             $81.63
    9/16/02               $96.11                $35.00             $81.75
    9/17/02               $96.50                $36.67             $80.14
    9/18/02               $95.80                $37.50             $79.77
    9/19/02               $94.27                $33.33             $77.37
    9/20/02               $92.11                $37.50             $77.56
    9/23/02               $91.55                $29.17             $76.48
    9/24/02               $90.94                $29.17             $75.16
    9/25/02               $91.77                $41.67             $77.03
    9/26/02               $93.44                $29.17             $78.43
    9/27/02               $89.94                $29.17             $75.90
    9/30/02               $88.92                $33.33             $74.79
    10/1/02               $87.32                $29.17             $77.79
    10/2/02               $86.98                $35.00             $75.95
    10/3/02               $85.13                $25.00             $75.13
    10/4/02               $82.73                $25.00             $73.45
    10/7/02               $80.40                $41.67             $72.04
    10/8/02               $78.77                $25.00             $73.26
    10/9/02               $74.18                $25.00             $71.26
    10/10/02              $74.18                $25.00             $73.75
    10/11/02              $75.32                $26.67             $76.63
    10/14/02              $77.34                $26.67             $77.19
    10/15/02              $82.73                $26.67             $80.85
    10/16/02              $81.78                $39.17             $78.90
    10/17/02              $84.48                $33.33             $80.66
    10/18/02              $84.62                $27.50             $81.14
    10/21/02              $88.95                $27.50             $82.54
    10/22/02              $89.70                $27.50             $81.66
    10/23/02              $90.31                $27.50             $82.21
    10/24/02              $90.55                $27.50             $80.96
    10/25/02              $89.34                $27.50             $82.35
    10/28/02              $88.00                $27.50             $81.67
    10/29/02              $88.92                $27.50             $80.93
    10/30/02              $86.91                $27.50             $81.72
    10/31/02              $87.05                $27.50             $81.26
    11/1/02               $87.47                $27.50             $82.66
    11/4/02               $88.03                $27.50             $83.33
    11/5/02               $89.26                $27.50             $83.98
    11/6/02               $91.98                $27.50             $84.75
    11/7/02               $92.81                $29.17             $82.81
    11/8/02               $93.51                $29.17             $82.08
    11/11/02              $90.07                $20.83             $80.38
    11/12/02              $92.32                $20.83             $81.00
    11/13/02              $93.47                $20.83             $80.96
    11/14/02              $95.97                $20.83             $82.96


                                                              DUFF & PHELPS, LLC
Confidential


Project Inspire Overview                       PROJECT INSPIRE February 13, 2003


                       COMPARABLE
      DATE           COMPANIES INDEX             SCES           S&P 500 INDEX
      ----           ---------------             ----           -------------

    11/15/02              $96.45                $20.83             $83.47
    11/18/02              $95.46                $22.50             $82.60
    11/19/02              $94.61                $22.50             $82.27
    11/20/02              $96.43                $22.50             $83.87
    11/21/02              $98.23                $22.50             $85.66
    11/22/02              $96.94                $22.50             $85.37
    11/25/02              $96.31                $22.50             $85.58
    11/26/02              $95.02                $22.50             $83.79
    11/27/02              $97.43                $20.83             $86.13
    11/29/02              $97.69                $20.83             $85.90
    12/2/02               $96.16                $20.83             $85.74
    12/3/02               $94.75                $20.83             $84.47
    12/4/02               $95.92                $20.83             $84.18
    12/5/02               $94.68                $20.83             $83.17
    12/6/02               $95.85                $16.67             $83.69
    12/9/02               $92.69                $20.83             $81.83
    12/10/02              $93.00                $16.67             $82.98
    12/11/02              $91.94                $16.67             $83.02
    12/12/02              $92.45                $16.67             $82.71
    12/13/02              $91.89                $16.67             $81.60
    12/16/02              $92.57                $16.67             $83.52
    12/17/02              $91.30                $16.67             $82.84
    12/18/02              $90.94                $16.67             $81.75
    12/19/02              $90.77                $16.67             $81.12
    12/20/02              $90.75                $16.67             $82.18
    12/23/02              $93.17                $15.00             $82.33
    12/24/02              $93.93                $14.17             $81.88
    12/26/02              $94.44                $13.33             $81.62
    12/27/02              $93.81                $13.33             $80.31
    12/30/02              $95.63                $12.50             $80.68
    12/31/02              $95.24                $14.17             $80.72
     1/2/03               $96.87                $12.92             $83.40
     1/3/03               $97.09                $12.92             $83.36
     1/6/03               $98.28                $11.67             $85.23
     1/7/03               $98.47                $11.67             $84.67
     1/8/03               $98.08                $11.67             $83.48
     1/9/03               $98.96                $11.67             $85.10
    1/10/03              $102.74                $11.67             $85.10
    1/13/03              $101.34                $11.67             $84.98
    1/14/03              $101.94                $11.67             $85.47
    1/15/03               $99.61                $11.67             $84.24
    1/16/03               $99.59                $11.67             $83.91
    1/17/03               $98.88                $13.33             $82.73
    1/21/03               $98.81                $13.33             $81.43
    1/22/03               $97.84                $12.50             $80.58
    1/23/03               $97.45                $12.50             $81.41
    1/24/03               $94.87                $12.50             $79.03
    1/27/03               $95.21                $13.33             $77.75
    1/28/03               $95.60                $12.50             $78.76
    1/29/03               $95.58                $11.67             $79.30
    1/30/03               $93.88                $11.67             $77.49
    1/31/03               $95.73                $11.67             $78.50
     2/3/03               $95.09                $12.50             $78.93
     2/4/03               $94.51                $11.67             $77.82


                                                              DUFF & PHELPS, LLC
Confidential

Industry Overview                              PROJECT INSPIRE February 13, 2003



o Motivational/self-improvement products - defined as any product or service that seeks to improve a person mentally, spiritually, physically, or financially - compose a $6 billion industry, with growth rates projected to exceed 9% through 2005

         o General motivational, spiritual, or self-help products make up almost one-third of this industry, with the next largest segments being exercise and business/financial products

         o Most of the competitors in this market niche are privately held businesses

o The Promotional Products Association International estimates that approximately $1.5 billion is spent on recognition and award products annually

         o This industry is highly fragmented, composed of many small companies that have branded products recognized by end users

o There are four channel structures with which to market products in the Recognition and Award industry

         o Custom manufacturers - serve the promotional product industry, in which approximately $650 million is spent on recognition products

         o Direct sales - focus on integrated company-wide programs for large accounts

         o        Direct marketing - compete through catalogs and the Internet

         o Retail outlets - offer engraved gifts and other related services

                                                              DUFF & PHELPS, LLC
Confidential                           13

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003



o Duff & Phelps reviewed various market indicators and employed various methodologies in order to analyze the value of the Proposed Transaction from a financial point of view. We performed several generally accepted financial, analytic and comparative analyses, the results of which were considered as a whole.

o        These analyses included:

         o        Discounted cash flow analysis

         o        Comparable company analysis

         o        Comparable transactions analysis

         o        Premiums paid analysis

         o        Liquidation analysis (i.e., bankruptcy analysis)

                                                              DUFF & PHELPS, LLC
Confidential                           14

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003



DISCOUNTED CASH FLOW ANALYSIS SUMMARY
-------------------------------------

o Duff & Phelps performed a discounted cash flow ("DCF") analysis of the projected free cash flows of Project Inspire.

         o Free cash flow is defined as cash that is available to either reinvest or to distribute to security holders.

         o The projected free cash flows are discounted to the present at a rate which reflects the relative risk associated with these flows as well as the rates of return which security holders could expect to realize on alternative investment opportunities.

         o Duff & Phelps discounted the resulting free cash flows at rates of 20.0% to 25.0%.

o Project Inspire's management provided Duff & Phelps with a financial forecast for its fiscal year ending January 31, 2004.

o Duff & Phelps estimated Project Inspire's future free cash flows based on projected earnings, working capital, and capital expenditure requirements for the years ending January 31, 2005 to 2008, and prepared such estimates from the perspective of a hypothetical buyer of a controlling interest in Project Inspire.

o To determine the enterprise value of Project Inspire, we conducted two five-year DCF analyses.

o Our two five-year DCF analyses are summarized on the following two pages. Details of our DCF analysis are provided in Appendix A.

                                                              DUFF & PHELPS, LLC
Confidential                           15

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003

-------------------------------------------------

o Scenario 1 - Project Inspire meets its January 31, 2004 forecast (revenue of $34.275, 5.0% EBITDA margin) but fails to realize additional operating improvements in 2005 and beyond. 2004 operating improvements are sustained throughout the forecast period.

o Our Scenario 1 DCF analysis results in an enterprise value range of $2.1 million to $2.8 million and is summarized below.

                                PROJECT INSPIRE
                Discounted Cash Flow Analysis (5% EBITDA Margin)
                                ($ in thousands)

                                                      2003      2004      2005      2006      2007     2008

Revenue                                              $37,330   $34,274   $35,988   $37,787   $39,676  $41,660
  Revenue Growth                                      -11.8%     -8.2%      5.0%      5.0%      5.0%     5.0%
EBITDA                                                (2,185)    1,727     1,800     1,876     1,972    2,071
  EBITDA Margin                                        -5.9%      5.0%      5.0%      5.0%      5.0%     5.0%
                                                     -------   -------   -------   -------   -------  -------

Earnings Before Interest and Taxes                                 $95      $550      $779    $1,172   $1,271
Taxes                                                   39.5%       38       217       308       463      502
                                                               -------   -------   -------   -------  -------
Net Operating Profit After Tax                                      57       333       471       709      769
Plus: Depreciation & Amortization                                1,632     1,250     1,097       800      800
Less: Capital Expenditures                                         770       770       770       770      770
Less: Increase (Decrease) in Working Capital                       882       257       270       283      298
                                                               -------   -------   -------   -------  -------
Free Cash Flow                                                      37       556       528       455      501
Weighted Average Cost of Capital                                 25.0%     20.0%

ENTERPRISE VALUE                                              $2,089.7  $2,797.5

                                                              DUFF & PHELPS, LLC
Confidential                           16

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003

-------------------------------------------------

o Scenario 2 - Project Inspire meets its January 31, 2004 forecast (Revenue of $34.275, 5.0% EBITDA margin) and continues to improve operations in 2005 and beyond to reduce costs further (average EBITDA margin of 7.0%).

o Our Scenario 2 analysis is more aggressive in terms of improving the Company's operations, cash flow, and profitability.

o Our Scenario 2 DCF analysis results in an enterprise value range of $4.0 million to $5.4 million and is summarized below.

                                PROJECT INSPIRE
                Discounted Cash Flow Analysis (7% EBITDA Margin)
                                ($ in thousands)

                                                      2003      2004      2005      2006      2007     2008

Revenue                                              $37,330   $34,274   $35,988   $37,787   $39,676  $41,660
  Revenue Growth                                      -11.8%     -8.2%      5.0%      5.0%      5.0%     5.0%
EBITDA                                                (2,185)    1,727     2,519     2,632     2,765    2,904
  EBITDA Margin                                        -5.9%      5.0%      7.0%      7.0%      7.0%     7.0%
                                                     -------   -------   -------   -------   -------  -------

Earnings Before Interest and Taxes                                 $95    $1,269    $1,535    $1,965   $2,104
Taxes                                                   39.5%       38       501       606       776      831
                                                               -------   -------   -------   -------  -------
Net Operating Profit After Tax                                      57       768       928     1,189    1,273
Plus: Depreciation                                               1,632     1,250     1,097       800      800
Less: Capital Expenditures                                         770       770       770       770      770
Less: Increase (Decrease) in Working Capital                       882       257       270       283      298
                                                               -------   -------   -------   -------  -------
Free Cash Flow                                                      37       991       986       936    1,005
Weighted Average Cost of Capital                                 25.0%     20.0%

ENTERPRISE VALUE                                              $4,036.9  $5,447.4

                                                              DUFF & PHELPS, LLC
Confidential                           17

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003

-------------------------------------------------

o Duff & Phelps' discounted cash flow analysis results in a range of values for the total enterprise. This enterprise value range represents the stand-alone value of Project Inspire as a going concern. As such, it does not include any additional value attributable to the Company's cash and marketable securities, nor is it reduced by the Company's outstanding long-term debt and preferred stock.

o Therefore, from our enterprise value range, we subtracted the Company's net long-term debt and the Stated Value of the Company's Series A Preferred Stock and Series B Preferred Stock to determine an equity value range available to common shareholders.

         o As of January 31, 2003, the Company's estimated net long-term debt and preferred stock totaled approximately $3.6 million.

o Duff & Phelps' discounted cash flow analysis for Project Inspire resulted in indications of total enterprise value ranging from $2.1 million to $5.4 million and equity values of $0.00 to $0.19 per share of common stock.

                                                              DUFF & PHELPS, LLC
Confidential                           18

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003



COMPARABLE COMPANY ANALYSIS SUMMARY
-----------------------------------

o Duff & Phelps selected a set of publicly traded companies based on comparability to Project Inspire. Although no single company chosen is identical to Project Inspire, these companies share many of the same operating characteristics and are affected by many of the same economic forces.

o In the selection of the comparable companies, Duff & Phelps used multiple databases to identify domestic companies with primary Standard Industrial Classification Codes of 5961 (catalog and mail order retail) and 5947 (gift, novelty and souvenir shops).

         o Duff & Phelps ultimately identified 6 companies that are considered to be reasonably comparable to Project Inspire in terms of investment risks and attributes as well as products/services provided and markets served.

         o        These 6 companies were then segregated into two groups:

                  Catalog Companies: Companies primarily involved in the catalog and mail order businesses.

                  Motivational Products Companies: Companies primarily involved in the production or distribution of motivational products and services.

o Given differences in size, products offered, profitability, and financial condition among the comparable companies and Project Inspire, our comparable public company analysis was primarily utilized to compare and confirm the various valuation assumptions utilized in our DCF analyses.

o A summary of the selected comparable companies is provided on the next page. Details concerning the operations and financial performance of the comparable companies are provided in Appendix B.

                                                              DUFF & PHELPS, LLC
Confidential                           19

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003

-----------------------------------------------

                                PROJECT INSPIRE
                          Comparable Company Analysis
                                February 4, 2003

                                      Stock Price                                 LTM        LTM        Enterprise       Enterprise
                                         as of        Equity     Enterprise     Revenue     EBITDA        Value            Value
      Company                           2/4/03        Value        Value        Growth      Margin     /LTM Revenue     /LTM EBITDA

CATALOG COMPANIES

Blair Corporation (BL)                  $23.19        $186.4       $147.0        -4.5%       6.1%          0.24x            3.99x
Hanover Direct, Inc. (HNV)                0.24          33.2        153.9       -20.2%       0.7%          0.33x              NM
Lillian Vernon Corporation (LVC)          4.19          35.0         29.3        -4.4%      -6.4%          0.12x              NM
                                        ------        ------       ------       -----       ----           -----            -----

MOTIVATIONAL PRODUCTS COMPANIES

Eos International, Inc. (EOSI)          $ 0.45        $ 25.3       $ 58.9        82.8%      -3.6%          0.80x              NM
Franklin Covey Co. (FC)                   1.00          20.0         71.2       -16.3%     -18.2%          0.21x              NM
Thomas Nelson, Inc. (TNM)                 9.84         141.4        189.0         0.6%       9.1%          0.88x            9.71x
                                        ------        ------       ------       -----       ----           -----            -----

                                                                                Mean        -2.0%          0.43x              NM
                                                                               Median       -1.4%          0.29x              NM
                                        ------        ------       ------       -----       ----           -----            -----

PROJECT INSPIRE(1) (SCES)               $ 0.15        $  1.5       $  5.1       -20.6%      -5.9%          0.14x              NM
                                        ------        ------       ------       -----       ----           -----            -----

(1) Estimated financial results for the twelve months ended January 31, 2003.
All dollar figures are in millions except per share data.
EBITDA = Earnings Before Interest, Taxes, Depreciation, and Amortization
LTM = Latest Twelve Months
Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Minority Interest) - (Cash & Equivalents)

Source:  Standard & Poor's Compustat Services and Duff & Phelps, LLC

                                                              DUFF & PHELPS, LLC
Confidential                           20

Comparable Transactions                        PROJECT INSPIRE February 13, 2003



COMPARABLE TRANSACTIONS ANALYSIS SUMMARY
----------------------------------------

o Duff & Phelps searched for all transactions announced between January 1, 2001 and the date hereof in which the target company had a primary Standard Industrial Classification Code of 5961 (catalog and mail order retail) and 5947 (gift, novelty and souvenir shops).

o Of the approximately 75 transactions reviewed, Duff & Phelps identified 10 relevant transactions for which sufficient data was available to calculate a multiple of total enterprise value to revenue.

o No company utilized in the selected comparable transactions analysis is identical to Project Inspire, nor is any transaction identical to the Proposed Transaction.

         o An analysis of the results therefore requires complex considerations and judgments regarding the financial and operating characteristics of Project Inspire and the companies included in the comparable transactions, as well as economic and stock market conditions at the time of the respective transactions.

         o As such, Duff & Phelps concluded that the comparable transactions analysis was of limited use, since little public information was available about many of the transactions reviewed.

o The table on the next page summarizes the 10 relevant transactions and compares those results to the multiples implied by the Merger consideration as of the announcement date. Details of our comparable transaction analysis are provided in Appendix C.

                                                              DUFF & PHELPS, LLC
Confidential                           21

Comparable Transactions                        PROJECT INSPIRE February 13, 2003

----------------------------------------------------

                                PROJECT INSPIRE
                        Comparable Transaction Analysis
                      January 1, 2001 to February 4, 2003
                                ($ in millions)

Date                                                                             Enterprise  Target LTM  Target LTM  EV/LTM  EV/LTM
Announced  Target Name       Target Business Description     Acquirer Name      Value ("EV")   Revenue     EBITDA   Revenue   EBITDA

May-02     Popcorn Factory   Direct marketer of popcorn and  1-800-Flowers.com     $12.4        $30.0        NA      0.41x      NA
           Inc               other food gifts, including     Inc
                             chocolates, cookies, and
                             other confections

Mar-02     Service           Specialty retailer focusing     Investors            $158.6      $1,151.7    ($9.9)     0.14x      NM
           Merchandise       on fine jewelry, products
           Co Inc            for the home, and gifts

Feb-02     Monogram          Manufacturer and marketer       V2 Development         $9.8        $24.0        NA      0.41x      NA
           International     of gift, novelty and            Co. Ltd.
           (Toymax           souvenir products
           International)

Feb-02     Promotions.com    Provides Internet               iVillage Inc           $3.5        $11.2        NM       0.3x      NA
           Inc               promotion solutions to
                             marketers, promotion
                             agencies, and promotion
                             experts worldwide

Feb-02     CM Offray &       Manufactures and sells          CSS Industries,       $45.0        $99.0        NA      0.45x      NA
           Son, Inc.         decorative ribbon products,     Inc.
                             floral accessories, and
                             narrow fabrics.

Feb-02     Fort USA          Produces a variety of           Dyna Group             $1.3         $5.0        NA      0.26x      NA
                             licensed souvenir and           International
                             gift products.

Dec-01     Recognition       Manufactures                    Midwest Trophy         $4.0        $58.9        NA      0.07x      NA
           Business of       recognition
           Josten's, Inc.    products.

Feb-01     Discovery Toys    Direct-sells                    Eos International,    $34.1        $40.1      $0.3      0.85x      NM
                             educational toys,               Inc.
                             books, games, and
                             software for children

Jan-01     Simon Worldwide,  Corporate catalog               Gemini Investors      $14.0       $130.9        NA      0.11x      NA
           formerly Cyrk,    and ad specialty.
           Inc.
           (Corporate
           Promotions
           Group)

Jan-01     Adventures in     International network           4imprint Group        $12.8       $100.0        NA      0.13x      NA
           Advertising       of individually owned           (formerly Bemrose
           Franchise, Inc.   and operated promotional        USA)
                             distributorships.

NA         PROJECT           Leading manufacturer of         SI, LLC                $8.2        $37.3     ($2.2)     0.22x      NM
           INSPIRE(1)        motivational and
                             recognition products.

                                                             Mean                  $29.6       $165.1     ($4.8)     0.31x      NM
                                                             Median                $12.6        $49.5     ($4.8)     0.29x      NM

(1) Estimated financial results for the twelve months ended January 31, 2003.
(2) Mean and median calculations exclude the proposed Project Inspire transaction.

Source:  Commscan

                                                              DUFF & PHELPS, LLC
Confidential                           22

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003



PREMIUMS PAID ANALYSIS
----------------------

o Duff & Phelps reviewed the transaction premiums paid over market price for 153 public-to-private transactions occurring from January 1, 1999 through December 20, 2002, for companies with market capitalizations ranging from $1 million to $500 million.

o From January 1999 to December 2002, the average 1-day premium for the bottom 10% decile was approximately 88%, while the median for the entire population analyzed was 25%.

         o The premiums paid to the bottom 10% decile demonstrates the distortion of premiums as many of these stocks were severely depressed and valuation was determined based on asset or liquidation values.

o The implied 1-day and 30-day premiums of the Proposed Transaction are 77% and 94%, respectively, based on common stock prices through February 12, 2003 and the Proposed Transaction offer price of $0.30 per share.

                             PREMIUMS PAID ANALYSIS
                         PUBLIC-TO-PRIVATE TRANSACTIONS
                            By Market Capitalization
                               (in millions of $)

                                                                                Average Premium One        Average Premium
                     Average Market                                                 Day Before               30 Day Before
Size Decile          Capitalization   Average LTM Revenue  Average LTM EBITDA   Announcement Date (%)    Announcement Date (%)

  MEDIAN                 $ 36.1            $  134.8               $ 10.7                25.0%                    37.7%
  TOP 10%                $281.1            $  882.4               $118.2                23.9%                    30.0%
  BOTTOM 10%             $  5.0            $   22.9               $  0.0                87.7%                    65.5%

  High                   $499.4            $2,269.7               $292.7               326.6%                   206.3%
  Low                    $  1.3            $    0.1              -$111.5               -35.4%                   -75.0%

PROJECT INSPIRE (1)      $  1.7            $   37.3              -$  2.2                76.5%                    93.5%

Data is based on 137 transactions for the period January 1, 1999 - December 20, 2002

                                                              DUFF & PHELPS, LLC
Confidential                           23

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003



LIQUIDATION ANALYSIS SUMMARY
----------------------------

o We prepared a liquidation analysis to arrive at a range of value that might be available to the common shareholders of Project Inspire assuming:

                  (1) a sale of Project Inspire's assets on an orderly basis;

                  (2) the payment of outstanding secured and unsecured borrowings;

                  (3) the payment of outstanding liabilities and other claims, including preferred equity, that have a priority position over Project Inspire's common stock; and

                  (4) the distribution of any net proceeds to holders of common stock.

o Based on a management-prepared balance sheet as of January 31, 2003, which was identified as the most current financial statement available for our review, we adjusted the book value of certain assets to reflect values that might be realized in an orderly liquidation proceeding and adjusted the book value of certain liabilities to reflect amounts likely to be paid. This analysis is summarized in the table on the following page.

         o In making these adjustments, Duff & Phelps considered management's estimates of certain asset values and actual liabilities, among other factors.

         o We did not make any independent appraisals of the assets or liabilities of the Company.

o Our liquidation analysis indicated a negative common equity valuation ranging from ($1.1) million to ($2.4) million.

o Therefore, we concluded that the liquidation analysis did not provide any indication of positive value for the common shareholders of the Company.

                                                              DUFF & PHELPS, LLC
Confidential                           24

Valuation and Financial Analysis               PROJECT INSPIRE February 13, 2003

----------------------------------------

                                PROJECT INSPIRE
                         Estimated Liquidation Analysis
                                ($ in thousands)

($ IN 000s)                                                          LOW SCENARIO                HIGH SCENARIO
                                                                  ----------------------    -----------------------

                                                                               Estimated                 Estimated
                                            January 31, 2003(1)      %        Liquidation      %        Liquidation
                                               Balance Sheet      Realized      Proceeds    Realized      Proceeds
                                            -------------------   --------    -----------   --------    -----------

ASSETS
  Accounts & Notes Receivable                      $1,500            80%        $1,200         85%         $1,275
  Inventories                                      $3,000            45%        $1,350         50%         $1,500
  Prepaids & Other Current Assets                  $1,685             0%        $    0         50%         $  843
  PP&E                                             $1,997            40%        $  799         50%         $  999
  Other Assets                                     $  968            10%        $   97         10%         $   97
                                                   ------            ---        ------         ---         ------

ESTIMATED LIQUIDATION VALUE OF ASSETS              $9,150                       $3,446                     $4,713

SECURED BORROWINGS, UNSECURED CLAIMS,                                           Amount                     Amount
AND OTHER LIABILITIES                                                          of Claim                   of Claim
                                                                               --------                   --------
  Secured Debt                                     $1,130                       $1,130                     $1,130
  Accounts Payable and Accrued Expenses            $1,927                       $1,927                     $1,927
  Preferred Stock                                  $    6                       $2,745                     $2,745
                                                   ------                       ------                     ------

TOTAL SECURED AND UNSECURED CLAIMS                 $3,063                       $5,802                     $5,802

  ESTIMATED AMOUNT AVAILABLE TO COMMON STOCKHOLDERS                             (2,356)                    (1,089)

(1) Management's estimate.

                                                              DUFF & PHELPS, LLC
Confidential                           25

Summary Conclusions                            PROJECT INSPIRE February 13, 2003



o The Common Consideration to be received by the Unaffiliated Common Shareholders in the Proposed Transaction pursuant to the Merger Agreement is fair, from a financial point of view, to such Unaffiliated Common Shareholders.

o The Series B Consideration to be received by the Unaffiliated Series B Preferred Shareholders in the Proposed Transaction pursuant to the Merger Agreement is fair, from a financial point of view, to such Unaffiliated Series B Preferred Shareholders.

o The Company and its Board of Directors has pursued, without success, several alternative transactions including debt refinancing, a sale of the Company, and the pursuit of strategic alliances.

o In the absence of the Proposed Transaction, the Company may be required to seek bankruptcy protection as early as June 2003 when its current credit facility expires.

o It is highly unlikely that any of the alternative transactions, or bankruptcy protection, would result in financial returns to the Unaffiliated Common Shareholders and Unaffiliated Series B Preferred Shareholders significantly in excess of the cash consideration to be received in the Proposed Transaction.


                                                              DUFF & PHELPS, LLC
Confidential                           26

PROJECT INSPIRE
PROJECTED FINANCIAL RESULTS
SCENARIO 1 - 5% EBITDA MARGIN
FISCAL YEARS ENDING ON OR ABOUT JANUARY 31, 2004 - 2008

------------------------------------------------------------------------------------------------------------------------------------
VALUATION ASSUMPTIONS                                                     YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                          ACTUAL     ACTUAL    ESTIMATED   FORECAST  PROJECTED  PROJECTED  PROJECTED  PROJECTED
IN $000s                                   2001       2002       2003        2004      2005       2006       2007       2008
------------------------------------------------------------------------------------------------------------------------------------

Total Sales                               $53,330    $42,321    $37,330    $34,274    $35,988    $37,787    $39,676    $41,660
Total Sales Growth                           3.1%    (20.6%)     (11.8%)     (8.2%)      5.0%       5.0%       5.0%       5.0%

Gross Profit                              $30,299    $22,260    $19,836    $17,512    $18,345    $19,219    $20,137    $21,101
Gross Profit Margin                         56.8%      52.6%      53.1%      51.1%      51.0%      50.9%      50.8%      50.6%

EBITDA                                     $5,296    ($2,004)   ($2,185)    $1,727     $1,800     $1,876     $1,972     $2,071
EBITDA Margin                                9.9%      (4.7%)     (5.9%)      5.0%       5.0%       5.0%       5.0%       5.0%

Capital Expenditures                         $546       $329        $50       $250       $250       $250       $250       $250

Amortizable New Product Expenditures         $579       $652       $554       $482       $500       $550       $550       $550


------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT                                                          YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                          ACTUAL     ACTUAL    ESTIMATED   FORECAST  PROJECTED  PROJECTED  PROJECTED  PROJECTED
IN $000s                                   2001       2002       2003        2004      2005       2006       2007       2008
------------------------------------------------------------------------------------------------------------------------------------

Total Sales                     $51,702   $53,330    $42,321    $37,330    $34,274    $35,988    $37,787    $39,676    $41,660
Fees & Royalties                            1,288      1,059        868        859        859        859        859        859
Cost of Goods Sold                         24,319     21,120     18,362     17,621     18,502     19,427     20,399     21,418
Gross Profit                               30,299     22,260     19,836     17,512     18,345     19,219     20,137     21,101

SG&A Expense                               27,843     27,671     24,662     17,417     17,795     18,440     18,965     19,830
                                       ---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EBIT                                467     2,456     (5,411)    (4,826)        95        550        779      1,172      1,271
  Plus:  Depreciation and
  Amortization                    3,307     2,840      3,407      2,641      1,632      1,250      1,097        800        800
EBITDA                            3,774     5,296     (2,004)    (2,185)     1,727      1,800      1,876      1,972      2,071
------------------------------------------------------------------------------------------------------------------------------------

SELECTED MARGINS - (% OF TOTAL SALES)
-------------------------------------
Cost of Goods Sold                          56.8%      52.6%      53.1%      51.4%      51.4%      51.4%      51.4%      51.4%
SG&A Expense                                52.2%      65.4%      66.1%      50.8%      49.4%      48.8%      47.8%      47.6%
Gross Profit                                56.8%      52.6%      53.1%      51.1%      51.0%      50.9%      50.8%      50.6%
EBITDA                                       9.9%      (4.7%)     (5.9%)      5.0%       5.0%       5.0%       5.0%       5.0%
EBIT                                         4.6%     (12.8%)    (12.9%)      0.3%       1.5%       2.1%       3.0%       3.0%

SELECTED GROWTH RATES (VERSUS PRIOR YEAR)
-----------------------------------------
Total Sales Growth                           3.1%     (20.6%)    (11.8%)     (8.2%)      5.0%       5.0%       5.0%       5.0%
EBITDA                                      40.3%         NM         NM         NM       4.2%       4.2%       5.1%       5.0%
EBIT                                       425.9%    (320.3%)    (10.8%)   (101.8%)    478.8%      41.6%      50.4%       8.4%
------------------------------------------------------------------------------------------------------------------------------------


                                      A-1                     DUFF & PHELPS, LLC

PROJECT INSPIRE
PROJECTED FINANCIAL RESULTS
SCENARIO 1 - 5% EBITDA MARGIN
FISCAL YEARS ENDING ON OR ABOUT JANUARY 31, 2004 - 2008

------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                             YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                          ACTUAL     ACTUAL    ESTIMATED   FORECAST  PROJECTED  PROJECTED  PROJECTED  PROJECTED
IN $000s                                   2001       2002       2003        2004      2005       2006       2007       2008
------------------------------------------------------------------------------------------------------------------------------------

Current Assets:
---------------
Cash                                       $2,468       $602       $267        267        267        267        267        267
Accounts Receivable                         3,515      2,445      1,500      2,590      2,720      2,855      2,998      3,148
Inventory                                   7,056      5,005      3,000      3,650      3,832      4,024      4,225      4,437
Prepaids & Other Current Assets             2,476      2,540      1,685      1,700      1,785      1,874      1,968      2,066
                                       ---------------------------------------------------------------------------------------------
Total Current Assets                        15,515    10,592      6,452      8,207      8,604      9,021      9,459      9,918

Current Liabilities:
Accounts Payable                            $865      $1,488     $1,000     $1,800     $1,890     $1,985     $2,084     $2,188
Accrued Expenses                            2,216      1,761        927      1,000      1,050      1,103      1,158      1,216
                                       ---------------------------------------------------------------------------------------------
Total Current Liabilities                   3,081      3,249      1,927      2,800      2,940      3,087      3,241      3,403

WORKING CAPITAL ASSUMPTIONS
---------------------------
Accounts Receivable / Total Sales            6.6%       5.8%       4.0%       7.6%       7.6%       7.6%       7.6%       7.6%
Days Sales in Accounts Receivable       24.1 days  21.1 days  14.7 days  27.6 days  27.6 days  27.6 days  27.6 days  27.6 days
Inventory Turnover (COGS / Inv)              3.45x     4.22x      6.12x      4.83x      4.83x      4.83x      4.83x      4.83x
Prepaids & Other Current Assets /
  Total Sales                                4.6%       6.0%       4.5%       5.0%       5.0%       5.0%       5.0%       5.0%
Days Sales in Prepaids & Other
  Current Assets                        16.9 days  21.9 days  16.5 days  18.1 days  18.1 days  18.1 days  18.1 days  18.1 days

Accounts Payable / Cost of Goods Sold        3.6%       7.0%       5.4%      10.2%      10.2%      10.2%      10.2%      10.2%
Days Cost of Sales in Accounts Payable  13.0 days  25.7 days  19.9 days  37.3 days  37.3 days  37.3 days  37.3 days  37.3 days
Accrued Expenses / Total Sales               4.2%       4.2%       2.5%       2.9%       2.9%       2.9%       2.9%       2.9%

------------------------------------------------------------------------------------------------------------------------------------
Net Working Capital                        $9,966     $6,741     $4,258     $5,140     $5,397     $5,667     $5,950     $6,248
Net Working Capital as a Percentage
  of Sales                                  18.7%      15.9%      11.4%      15.0%      15.0%      15.0%      15.0%      15.0%
------------------------------------------------------------------------------------------------------------------------------------

CAPEX AND DEPRECIATION ASSUMPTIONS
----------------------------------
Capital Expenditures - Maintenance           $546       $329        $50       $250       $250       $250       $250       $250
Capital Expenditures - Expansion                0          0          0          0          0          0          0          0
                                       ---------------------------------------------------------------------------------------------
Total Capital Expenditures                    546        329         50        250        250        250        250        250
Depreciation                                2,261      2,755      2,087      1,150        750        547        250        250

INTANGIBLE ADDITIONS AND AMORTIZATION
-------------------------------------
Purchases                                    $454       $580       $500       $520       $520       $520       $520       $520
                                       ---------------------------------------------------------------------------------------------
Amortization (new products)                   579        652        554        482        500        550        550        550

------------------------------------------------------------------------------------------------------------------------------------
Total Capital Expenditures                  1,000        909        550        770        770        770        770        770
Total Depreciation and Amortization         2,840      3,407      2,641      1,632      1,250      1,097        800        800
------------------------------------------------------------------------------------------------------------------------------------


                                      A-2                     DUFF & PHELPS, LLC

PROJECT INSPIRE
PROJECTED FINANCIAL RESULTS
SCENARIO 1 - 5% EBITDA MARGIN
FISCAL YEARS ENDING ON OR ABOUT JANUARY 31, 2004 - 2008

------------------------------------------------------------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------

IN $000s                                   2004       2005       2006        2007      2008
------------------------------------------------------------------------------------------------------------------------------------

EBIT                                          $95       $550       $779     $1,172     $1,271
Tax @ 39.5%                                    38        217        308        463        502
                                       ------------------------------------------------------
Net Operating Profit After Tax                $57       $333       $471       $709       $769
Plus: Depreciation and Amortization         1,632      1,250      1,097        800        800
  Less: Capital Expenditures                  770        770        770        770        770
  Less: Increase (Decrease) in
    Working Capital                           882        257        270        283        298
                                       ------------------------------------------------------
Free Cash Flow                                $37       $556       $528       $455       $501


          Terminal Value
---------------------------------
Growth Rate          5.0%    5.0%
WACC                25.0%   20.0%
Continuing Value   $2,631   3,508
PV Cont. Value       $964  $1,544


VALUATION SUMMARY
---------------------------------------------------------------------------------------------
Weighted Average Cost of Capital                                  25.0%      20.0%
Net Present Value of Cash Flow - 2004 to 2008                    $1,126     $1,253
Net Present Value of Continual Value                               $964     $1,544
---------------------------------------------------------------------------------------------

Total Enterprise Value                                           $2,090     $2,798

  Less: Estimated Outstanding Debt as of January 31, 2003       ($1,130)   ($1,130)
  Less: Stated Value of Preferred Stock                         ($2,745)   ($2,745)
  Plus: Estimated Cash as of January 31, 2003                      $267       $267
                                                            ------------  ---------
Total Equity Value                                                   NM         NM
Equity Value per Common Share     9,911                              NM         NM
------------------------------------------------------------------------------------------------------------------------------------


                                      A-3                     DUFF & PHELPS, LLC

PROJECT INSPIRE
PROJECTED FINANCIAL RESULTS
SCENARIO 2 - 7% EBITDA MARGIN
FISCAL YEARS ENDING ON OR ABOUT JANUARY 31, 2004 - 2008



------------------------------------------------------------------------------------------------------------------------------------
VALUATION ASSUMPTIONS                                                     YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                          ACTUAL     ACTUAL    ESTIMATED   FORECAST  PROJECTED  PROJECTED  PROJECTED  PROJECTED
IN $000s                                   2001       2002       2003        2004      2005       2006       2007       2008
------------------------------------------------------------------------------------------------------------------------------------

Total Sales                               $53,330    $42,321    $37,330    $34,274    $35,988    $37,787    $39,676    $41,660
Total Sales Growth                           3.1%     (20.6%)    (11.8%)     (8.2%)      5.0%       5.0%       5.0%       5.0%

Gross Profit                              $30,299    $22,260    $19,836    $17,512    $18,345    $19,219    $20,137    $21,101
Gross Profit Margin                         56.8%      52.6%      53.1%      51.1%      51.0%      50.9%      50.8%      50.6%

EBITDA                                     $5,296    ($2,004)   ($2,185)    $1,727     $2,519     $2,632     $2,765     $2,904
EBITDA Margin                                9.9%      (4.7%)     (5.9%)      5.0%       7.0%       7.0%       7.0%       7.0%

Capital Expenditures                         $546       $329        $50       $250       $250       $250       $250       $250

Amortizable New Product Expenditures         $579       $652       $554       $482       $500       $550       $550       $550


------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT                                                          YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                          ACTUAL     ACTUAL    ESTIMATED   FORECAST  PROJECTED  PROJECTED  PROJECTED  PROJECTED
IN $000s                                   2001       2002       2003        2004      2005       2006       2007       2008
------------------------------------------------------------------------------------------------------------------------------------

Total Sales                   51,702.00   $53,330    $42,321    $37,330    $34,274    $35,988    $37,787    $39,676    $41,660
Fees & Royalties                            1,288      1,059        868        859        859        859        859        859
Cost of Goods Sold                         24,319     21,120     18,362     17,621     18,502     19,427     20,399     21,418
                                       ---------------------------------------------------------------------------------------------
Gross Profit                               30,299     22,260     19,836     17,512     18,345     19,219     20,137     21,101

SG&A Expense                               27,843     27,671     24,662     17,417     17,076     17,684     18,172     18,997
                                       ---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EBIT                             467.00     2,456     (5,411)    (4,826)        95      1,269      1,535      1,965      2,104
  Plus:  Depreciation
    and Amortization           3,307.00     2,840      3,407      2,641      1,632      1,250      1,097        800        800
EBITDA                         3,774.00     5,296     (2,004)    (2,185)     1,727      2,519      2,632      2,765      2,904
------------------------------------------------------------------------------------------------------------------------------------

SELECTED MARGINS - (% OF TOTAL SALES)
-------------------------------------
Cost of Goods Sold                          56.8%      52.6%      53.1%      51.4%      51.4%      51.4%      51.4%      51.4%
SG&A Expense                                52.2%      65.4%      66.1%      50.8%      47.4%      46.8%      45.8%      45.6%
Gross Profit                                56.8%      52.6%      53.1%      51.1%      51.0%      50.9%      50.8%      50.6%
EBITDA                                       9.9%      (4.7%)     (5.9%)      5.0%       7.0%       7.0%       7.0%       7.0%
EBIT                                         4.6%     (12.8%)    (12.9%)      0.3%       3.5%       4.1%       5.0%       5.0%

SELECTED GROWTH RATES (VERSUS PRIOR YEAR)
-----------------------------------------
Total Sales Growth                           3.1%     (20.6%)    (11.8%)     (8.2%)      5.0%       5.0%       5.0%       5.0%
EBITDA                                      40.3%         NM         NM         NM      45.9%       4.5%       5.1%       5.0%
EBIT                                       425.9%    (320.3%)    (10.8%)   (101.8%)   1235.9%      20.9%      28.1%       7.1%

------------------------------------------------------------------------------------------------------------------------------------


                                      A-4                     DUFF & PHELPS, LLC

PROJECT INSPIRE
PROJECTED FINANCIAL RESULTS
SCENARIO 2 - 7% EBITDA MARGIN
FISCAL YEARS ENDING ON OR ABOUT JANUARY 31, 2004 - 2008



------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                             YEAR ENDED JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
                                          ACTUAL     ACTUAL    ESTIMATED   FORECAST  PROJECTED  PROJECTED  PROJECTED  PROJECTED
IN $000s                                   2001       2002       2003        2004      2005       2006       2007       2008
------------------------------------------------------------------------------------------------------------------------------------

Current Assets:
---------------
Cash                                       $2,468       $602       $267        267        267        267        267        267
Accounts Receivable                         3,515      2,445      1,500      2,590      2,720      2,855      2,998      3,148
Inventory                                   7,056      5,005      3,000      3,650      3,832      4,024      4,225      4,437
Prepaids & Other Current Assets             2,476      2,540      1,685      1,700      1,785      1,874      1,968      2,066
                                        --------------------------------------------------------------------------------------------
Total Current Assets                       15,515     10,592      6,452      8,207      8,604      9,021      9,459      9,918

Current Liabilities:
--------------------
Accounts Payable                             $865     $1,488     $1,000     $1,800     $1,890     $1,985     $2,084     $2,188
Accrued Expenses                            2,216      1,761        927      1,000      1,050      1,103      1,158      1,216
                                        --------------------------------------------------------------------------------------------
Total Current Liabilities                   3,081      3,249      1,927      2,800      2,940      3,087      3,241      3,403

WORKING CAPITAL ASSUMPTIONS
---------------------------
Accounts Receivable / Total Sales            6.6%       5.8%       4.0%       7.6%       7.6%       7.6%       7.6%       7.6%
Days Sales in Accounts Receivable       24.1 days  21.1 days  14.7 days  27.6 days  27.6 days  27.6 days  27.6 days  27.6 days
Inventory Turnover (COGS / Inv)             3.45x      4.22x      6.12x      4.83x      4.83x      4.83x      4.83x      4.83x
Prepaids & Other Current Assets /
  Total Sales                                4.6%       6.0%       4.5%       5.0%       5.0%       5.0%       5.0%       5.0%
Days Sales in Prepaids & Other
  Current Assets                        16.9 days  21.9 days  16.5 days  18.1 days  18.1 days  18.1 days  18.1 days  18.1 days

Accounts Payable / Cost of Goods Sold        3.6%       7.0%       5.4%      10.2%      10.2%      10.2%      10.2%      10.2%
Days Cost of Sales in Accounts Payable  13.0 days  25.7 days  19.9 days  37.3 days  37.3 days  37.3 days  37.3 days  37.3 days
Accrued Expenses / Total Sales               4.2%       4.2%       2.5%       2.9%       2.9%       2.9%       2.9%       2.9%

------------------------------------------------------------------------------------------------------------------------------------
Net Working Capital                        $9,966     $6,741     $4,258     $5,140     $5,397     $5,667     $5,950     $6,248
Net Working Capital as a Percentage
  of Sales                                  18.7%      15.9%      11.4%      15.0%      15.0%      15.0%      15.0%      15.0%
------------------------------------------------------------------------------------------------------------------------------------

CAPEX AND DEPRECIATION ASSUMPTIONS
----------------------------------
Capital Expenditures - Maintenance           $546       $329        $50       $250       $250       $250       $250       $250
Capital Expenditures - Expansion               0           0          0          0          0          0          0          0
                                        --------------------------------------------------------------------------------------------
Total Capital Expenditures                    546        329         50        250        250        250        250        250
Depreciation                                2,261      2,755      2,087      1,150        750        547        250        250

INTANGIBLE ADDITIONS AND AMORTIZATION
-------------------------------------
Expenditures                                 $454       $580       $500       $520       $520       $520       $520       $520
                                        --------------------------------------------------------------------------------------------
Amortization (new products)                   579        652        554        482        500        550        550        550

------------------------------------------------------------------------------------------------------------------------------------
Total Capital Expenditures                  1,000        909        550        770        770        770        770        770
Total Depreciation and Amortization         2,840      3,407      2,641      1,632      1,250      1,097        800        800
------------------------------------------------------------------------------------------------------------------------------------


                                      A-5                     DUFF & PHELPS, LLC

PROJECT INSPIRE
PROJECTED FINANCIAL RESULTS
SCENARIO 2 - 7% EBITDA MARGIN
FISCAL YEARS ENDING ON OR ABOUT JANUARY 31, 2004 - 2008



------------------------------------------------------------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------

IN $000s                                   2004       2005       2006        2007      2008
------------------------------------------------------------------------------------------------------------------------------------

EBIT                                          $95     $1,269     $1,535     $1,965     $2,104
Tax @ 39.5%                                    38        501        606        776        831
                                        -----------------------------------------------------
Net Operating Profit After Tax                $57       $768       $928     $1,189     $1,273
Plus: Depreciation and Amortization         1,632      1,250      1,097        800        800
  Less: Capital Expenditures                  770        770        770        770        770
  Less: Increase (Decrease) in
    Working Capital                           882        257        270        283        298
                                        -----------------------------------------------------
Free Cash Flow                                $37       $991       $986       $936     $1,005


         Terminal Value
---------------------------------
Growth Rate          5.0%    5.0%
WACC                25.0%   20.0%
Continuing Value   $5,278  $7,037
PV Cont. Value     $1,933  $3,098


VALUATION SUMMARY
---------------------------------------------------------------------------------------------
Weighted Average Cost of Capital                                  25.0%      20.0%
Net Present Value of Cash Flow - 2004 to 2008                    $2,103     $2,350
Net Present Value of Continual Value                             $1,933     $3,098
---------------------------------------------------------------------------------------------

Total Enterprise Value                                           $4,037     $5,447

  Less: Estimated Outstanding Debt as of January 31, 2003       ($1,130)   ($1,130)
  Less: Stated Value of Preferred Stock                         ($2,745)   ($2,745)
  Plus: Estimated Cash as of January 31, 2003                      $267       $267
                                                            ------------  ---------
Total Equity Value                                                 $429     $1,839
Equity Value per Common Share  9,911                              $0.04      $0.19



                                      A-6                     DUFF & PHELPS, LLC


                                 PROJECT INSPIRE
                           Comparable Company Analysis
                                February 4, 2003


   COMPANY INFORMATION                         MARKET DATA                       FINANCIAL PERFORMANCE                EV MULTIPLES
------------------------------------------------------------------------------------------------------------------------------------
                                           52-Week            Enter-
                                   Price     High     Market  prise                             LTM   3-Yr    LTM
                                   as of     (per   Capital-  Value     LTM     LTM     LTM   Revenue CAGR   EBITDA    LTM    LTM
       Company                     2/4/03   share)   ization  ("EV")  Revenue  EBITDA   EBIT  Growth Revenue Margin  Revenue EBITDA
------------------------------------------------------------------------------------------------------------------------------------

CATALOG COMPANIES

Blair Corporation (BL)             $23.19   $26.75   $186.4   $147.0   $602.0   $36.8   $28.3   -4.5%   4.6%   6.1%   0.24x   3.99x
Hanover Direct, Inc. (HNV)           0.24     0.45     33.2    153.9    466.3     3.3    (3.5) -20.2%  -0.9%   0.7%   0.33x    NM
Lillian Vernon Corporation (LVC)     4.19     8.25     35.0     29.3    247.4   (15.8)  (22.5)  -4.4%   0.6%  -6.4%   0.12x    NM

                                                                                        Mean    -9.7%   1.4%   0.1%   0.23x    NM
                                                                                        Median  -4.5%   0.6%   0.7%   0.24x    NM
                                                                                        High    -4.4%   4.6%   6.1%   0.33x    NM
                                                                                        Low    -20.2%  -0.9%  -6.4%   0.12x    NM
------------------------------------------------------------------------------------------------------------------------------------

MOTIVATIONAL PRODUCTS COMPANIES

Eos International, Inc. (EOSI)      $0.45    $3.10    $25.3    $58.9    $73.6   $(2.6)  $(4.9)  82.8% 166.8%  -3.6%   0.80x    NM
Franklin Covey Co. (FC)              1.00     3.50     20.0     71.2    333.7   (60.7) (100.3) -16.3% -15.7% -18.2%   0.21x    NM
Thomas Nelson, Inc. (TNM)            9.84    13.80    141.4    189.0    214.7    19.5    16.5    0.6%  -6.3%   9.1%   0.88x   9.71x

                                                                                        Mean    22.4%  48.3%  -4.2%   0.63x    NM
                                                                                        Median   0.6%  -6.3%  -3.6%   0.80x    NM
                                                                                        High    82.8% 166.8%   9.1%   0.88x    NM
                                                                                        Low    -16.3% -15.7% -18.2%   0.21x    NM
------------------------------------------------------------------------------------------------------------------------------------

PROJECT INSPIRE (1) (SCES)          $0.15    $1.23     $1.5     $5.1    $37.3   $(2.2)  $(4.8) -20.6% -16.3%  -5.9%   0.14x    NM

                                                                                        Mean     6.3%  24.9%  -2.0%   0.43x    NM
                                                                                        Median  -4.5%  -0.1%  -1.4%   0.29x    NM
                                                                                        High    82.8% 166.8%   9.1%   0.88x    NM
                                                                                        Low    -20.2% -15.7% -18.2%   0.12x    NM
------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated financial results for the twelve months ended January 31, 2003.
All dollar figures are in millions except per share data.
EBIT = Earnings Before Interest and Taxes
EBITDA = Earnings Before Interest, Taxes, Depreciation, and Amortization
LTM = Latest Twelve Months
Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Minority Interest) - (Cash & Equivalents)

------------------------------------------------------------------------------------------------------------------------------------
Source:  Standard & Poor's Compustat Services and Duff & Phelps, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                      B-1                     DUFF & PHELPS, LLC

BLAIR CORPORATION (BL)
--------------------------------------------------------------------------------


                    Daily Stock Price Chart vs. S&P 500 Index
                     (February 4, 2002 - February 3, 2003)

               (The following table sets forth in tabular format
                   information in a line graph on this page)

Blair Corporation (BL)
(2/4/2002 to 2/3/2003)


     Blair Corporation (BL)                       S&P Index ($INX)
   ------------------------                  -------------------------
          Daily Prices                             Daily Prices
     DATE             CLOSE                    DATE            CLOSE
     ----             -----                    ----            -----
     2/4/02           $18.25                   2/4/02        $1,094.44
     2/5/02           $16.62                   2/5/02        $1,090.02
     2/6/02           $17.05                   2/6/02        $1,083.51
     2/7/02           $17.00                   2/7/02        $1,080.17
     2/8/02           $16.80                   2/8/02        $1,096.22
    2/11/02           $17.10                  2/11/02        $1,111.94
    2/12/02           $16.97                  2/12/02        $1,107.50
    2/13/02           $16.70                  2/13/02        $1,118.51
    2/14/02           $17.00                  2/14/02        $1,116.48
    2/15/02           $17.09                  2/15/02        $1,104.18
    2/19/02           $17.11                  2/19/02        $1,083.34
    2/20/02           $18.15                  2/20/02        $1,097.98
    2/21/02           $18.25                  2/21/02        $1,080.95
    2/22/02           $17.48                  2/22/02        $1,089.84
    2/25/02           $17.75                  2/25/02        $1,109.43
    2/26/02           $18.05                  2/26/02        $1,109.38
    2/27/02           $18.10                  2/27/02        $1,109.89
    2/28/02           $18.20                  2/28/02        $1,106.73
     3/1/02           $18.25                   3/1/02        $1,131.78
     3/4/02           $18.28                   3/4/02        $1,153.84
     3/5/02           $18.10                   3/5/02        $1,146.14
     3/6/02           $19.00                   3/6/02        $1,162.77
     3/7/02           $19.10                   3/7/02        $1,157.54
     3/8/02           $18.91                   3/8/02        $1,164.31
    3/11/02           $19.00                  3/11/02        $1,168.26
    3/12/02           $19.09                  3/12/02        $1,165.58
    3/13/02           $19.20                  3/13/02        $1,154.09
    3/14/02           $19.50                  3/14/02        $1,153.04
    3/15/02           $19.20                  3/15/02        $1,166.16
    3/18/02           $18.55                  3/18/02        $1,165.55
    3/19/02           $18.41                  3/19/02        $1,170.29
    3/20/02           $18.51                  3/20/02        $1,151.85
    3/21/02           $18.92                  3/21/02        $1,153.59
    3/22/02           $18.60                  3/22/02        $1,148.70
    3/25/02           $18.35                  3/25/02        $1,131.87
    3/26/02           $18.40                  3/26/02        $1,138.49
    3/27/02           $18.35                  3/27/02        $1,144.58
    3/28/02           $18.40                  3/28/02        $1,147.39
     4/1/02           $18.35                   4/1/02        $1,146.54
     4/2/02           $18.40                   4/2/02        $1,136.76
     4/3/02           $18.45                   4/3/02        $1,125.40
     4/4/02           $18.85                   4/4/02        $1,126.34
     4/5/02           $18.50                   4/5/02        $1,122.73
     4/8/02           $18.45                   4/8/02        $1,125.29
     4/9/02           $19.00                   4/9/02        $1,117.80
    4/10/02           $18.70                  4/10/02        $1,130.47
    4/11/02           $18.80                  4/11/02        $1,103.69
    4/12/02           $18.75                  4/12/02        $1,111.01
    4/15/02           $19.30                  4/15/02        $1,102.55
    4/16/02           $20.22                  4/16/02        $1,128.37
    4/17/02           $20.75                  4/17/02        $1,126.07
    4/18/02           $21.10                  4/18/02        $1,124.47
    4/19/02           $21.30                  4/19/02        $1,125.17
    4/22/02           $21.48                  4/22/02        $1,107.83
    4/23/02           $21.75                  4/23/02        $1,100.96
    4/24/02           $21.98                  4/24/02        $1,093.14
    4/25/02           $22.75                  4/25/02        $1,091.48
    4/26/02           $23.09                  4/26/02        $1,076.32
    4/29/02           $23.07                  4/29/02        $1,065.45
    4/30/02           $23.20                  4/30/02        $1,076.92
     5/1/02           $22.85                   5/1/02        $1,086.46
     5/2/02           $22.60                   5/2/02        $1,084.56
     5/3/02           $22.25                   5/3/02        $1,073.43
     5/6/02           $21.65                   5/6/02        $1,052.67
     5/7/02           $21.99                   5/7/02        $1,049.49
     5/8/02           $22.26                   5/8/02        $1,088.85
     5/9/02           $23.00                   5/9/02        $1,073.01
    5/10/02           $23.32                  5/10/02        $1,054.99
    5/13/02           $23.25                  5/13/02        $1,074.56
    5/14/02           $22.95                  5/14/02        $1,097.28
    5/15/02           $22.35                  5/15/02        $1,091.07
    5/16/02           $22.80                  5/16/02        $1,098.23
    5/17/02           $22.60                  5/17/02        $1,106.59
    5/20/02           $22.00                  5/20/02        $1,091.88
    5/21/02           $22.80                  5/21/02        $1,079.88
    5/22/02           $22.60                  5/22/02        $1,086.02
    5/23/02           $22.93                  5/23/02        $1,097.08
    5/24/02           $22.85                  5/24/02        $1,083.82
    5/28/02           $22.93                  5/28/02        $1,074.55
    5/29/02           $22.80                  5/29/02        $1,067.66
    5/30/02           $22.62                  5/30/02        $1,064.66
    5/31/02           $22.93                  5/31/02        $1,067.14
     6/3/02           $22.90                   6/3/02        $1,040.68
     6/4/02           $22.72                   6/4/02        $1,040.69
     6/5/02           $22.71                   6/5/02        $1,049.90
     6/6/02           $22.90                   6/6/02        $1,029.15
     6/7/02           $22.78                   6/7/02        $1,027.53
    6/10/02           $22.71                  6/10/02        $1,030.74
    6/11/02           $22.99                  6/11/02        $1,013.60
    6/12/02           $22.90                  6/12/02        $1,020.26
    6/13/02           $22.92                  6/13/02        $1,009.56
    6/14/02           $22.90                  6/14/02        $1,007.27
    6/17/02           $22.95                  6/17/02        $1,036.17
    6/18/02           $22.80                  6/18/02        $1,037.14
    6/19/02           $22.76                  6/19/02        $1,019.99
    6/20/02           $23.18                  6/20/02        $1,006.29
    6/21/02           $23.00                  6/21/02          $989.14
    6/24/02           $23.00                  6/24/02          $992.72
    6/25/02           $23.00                  6/25/02          $976.14
    6/26/02           $23.04                  6/26/02          $973.53
    6/27/02           $24.93                  6/27/02          $990.64
    6/28/02           $25.58                  6/28/02          $989.82
     7/1/02           $25.85                   7/1/02          $968.65
     7/2/02           $25.57                   7/2/02          $948.09
     7/3/02           $25.21                   7/3/02          $953.99
     7/5/02           $25.18                   7/5/02          $989.03
     7/8/02           $25.75                   7/8/02          $976.98
     7/9/02           $26.05                   7/9/02          $952.83
    7/10/02           $26.75                  7/10/02          $920.47
    7/11/02           $26.60                  7/11/02          $927.37
    7/12/02           $25.91                  7/12/02          $921.39
    7/15/02           $25.25                  7/15/02          $917.93
    7/16/02           $24.70                  7/16/02          $900.94
    7/17/02           $24.19                  7/17/02          $906.04
    7/18/02           $23.80                  7/18/02          $881.56
    7/19/02           $23.40                  7/19/02          $847.75
    7/22/02           $21.39                  7/22/02          $819.85
    7/23/02           $21.21                  7/23/02          $797.70
    7/24/02           $22.35                  7/24/02          $843.43
    7/25/02           $22.98                  7/25/02          $838.68
    7/26/02           $23.00                  7/26/02          $852.84
    7/29/02           $24.38                  7/29/02          $898.96
    7/30/02           $24.20                  7/30/02          $902.78
    7/31/02           $24.10                  7/31/02          $911.62
     8/1/02           $23.33                   8/1/02          $884.66
     8/2/02           $22.51                   8/2/02          $864.24
     8/5/02           $22.00                   8/5/02          $834.60
     8/6/02           $22.48                   8/6/02          $859.57
     8/7/02           $22.25                   8/7/02          $876.77
     8/8/02           $22.50                   8/8/02          $905.46
     8/9/02           $22.25                   8/9/02          $908.64
    8/12/02           $22.00                  8/12/02          $903.80
    8/13/02           $21.30                  8/13/02          $884.21
    8/14/02           $22.55                  8/14/02          $919.62
    8/15/02           $22.90                  8/15/02          $930.25
    8/16/02           $23.10                  8/16/02          $928.77
    8/19/02           $23.40                  8/19/02          $950.70
    8/20/02           $23.14                  8/20/02          $937.43
    8/21/02           $23.45                  8/21/02          $949.36
    8/22/02           $23.35                  8/22/02          $962.70
    8/23/02           $23.10                  8/23/02          $940.86
    8/26/02           $23.25                  8/26/02          $947.95
    8/27/02           $22.31                  8/27/02          $934.82
    8/28/02           $21.75                  8/28/02          $917.87
    8/29/02           $20.75                  8/29/02          $917.80
    8/30/02           $20.80                  8/30/02          $916.07
     9/3/02           $19.50                   9/3/02          $878.02
     9/4/02           $20.10                   9/4/02          $893.40
     9/5/02           $20.39                   9/5/02          $879.15
     9/6/02           $20.60                   9/6/02          $893.92
     9/9/02           $20.60                   9/9/02          $902.96
    9/10/02           $20.10                  9/10/02          $909.58
    9/11/02           $20.15                  9/11/02          $909.45
    9/12/02           $20.04                  9/12/02          $886.91
    9/13/02           $20.10                  9/13/02          $889.81
    9/16/02           $20.60                  9/16/02          $891.10
    9/17/02           $21.10                  9/17/02          $873.52
    9/18/02           $20.75                  9/18/02          $869.46
    9/19/02           $20.50                  9/19/02          $843.32
    9/20/02           $20.40                  9/20/02          $845.39
    9/23/02           $20.40                  9/23/02          $833.70
    9/24/02           $20.25                  9/24/02          $819.29
    9/25/02           $20.40                  9/25/02          $839.66
    9/26/02           $20.60                  9/26/02          $854.95
    9/27/02           $20.15                  9/27/02          $827.37
    9/30/02           $20.45                  9/30/02          $815.28
    10/1/02           $20.30                  10/1/02          $847.91
    10/2/02           $20.35                  10/2/02          $827.91
    10/3/02           $20.00                  10/3/02          $818.95
    10/4/02           $20.00                  10/4/02          $800.58
    10/7/02           $19.36                  10/7/02          $785.28
    10/8/02           $19.50                  10/8/02          $798.55
    10/9/02           $18.60                  10/9/02          $776.76
   10/10/02           $18.70                 10/10/02          $803.92
   10/11/02           $18.70                 10/11/02          $835.32
   10/14/02           $19.25                 10/14/02          $841.44
   10/15/02           $20.34                 10/15/02          $881.27
   10/16/02           $20.10                 10/16/02          $860.02
   10/17/02           $20.70                 10/17/02          $879.20
   10/18/02           $20.85                 10/18/02          $884.39
   10/21/02           $22.10                 10/21/02          $899.72
   10/22/02           $22.37                 10/22/02          $890.16
   10/23/02           $22.25                 10/23/02          $896.14
   10/24/02           $22.31                 10/24/02          $882.50
   10/25/02           $22.19                 10/25/02          $897.65
   10/28/02           $21.53                 10/28/02          $890.23
   10/29/02           $21.71                 10/29/02          $882.15
   10/30/02           $21.20                 10/30/02          $890.71
   10/31/02           $21.28                 10/31/02          $885.76
    11/1/02           $21.28                  11/1/02          $900.96
    11/4/02           $21.44                  11/4/02          $908.35
    11/5/02           $21.30                  11/5/02          $915.39
    11/6/02           $21.80                  11/6/02          $923.76
    11/7/02           $21.90                  11/7/02          $902.65
    11/8/02           $21.85                  11/8/02          $894.74
   11/11/02           $21.50                 11/11/02          $876.19
   11/12/02           $22.25                 11/12/02          $882.95
   11/13/02           $22.66                 11/13/02          $882.53
   11/14/02           $23.55                 11/14/02          $904.27
   11/15/02           $23.25                 11/15/02          $909.83
   11/18/02           $23.10                 11/18/02          $900.36
   11/19/02           $23.00                 11/19/02          $896.74
   11/20/02           $23.25                 11/20/02          $914.15
   11/21/02           $23.65                 11/21/02          $933.76
   11/22/02           $23.70                 11/22/02          $930.55
   11/25/02           $24.01                 11/25/02          $932.87
   11/26/02           $24.58                 11/26/02          $913.31
   11/27/02           $25.20                 11/27/02          $938.87
   11/29/02           $25.24                 11/29/02          $936.31
    12/2/02           $24.70                  12/2/02          $934.53
    12/3/02           $24.39                  12/3/02          $920.75
    12/4/02           $24.62                  12/4/02          $917.58
    12/5/02           $24.30                  12/5/02          $906.55
    12/6/02           $24.35                  12/6/02          $912.23
    12/9/02           $23.65                  12/9/02          $892.00
   12/10/02           $23.85                 12/10/02          $904.45
   12/11/02           $23.55                 12/11/02          $904.96
   12/12/02           $23.65                 12/12/02          $901.58
   12/13/02           $23.65                 12/13/02          $889.48
   12/16/02           $23.75                 12/16/02          $910.40
   12/17/02           $23.35                 12/17/02          $902.99
   12/18/02           $23.20                 12/18/02          $891.12
   12/19/02           $22.85                 12/19/02          $884.25
   12/20/02           $22.56                 12/20/02          $895.76
   12/23/02           $23.09                 12/23/02          $897.38
   12/24/02           $23.10                 12/24/02          $892.47
   12/26/02           $23.06                 12/26/02          $889.66
   12/27/02           $22.61                 12/27/02          $875.40
   12/30/02           $22.94                 12/30/02          $879.39
   12/31/02           $23.32                 12/31/02          $879.82
     1/2/03           $23.83                   1/2/03          $909.03
     1/3/03           $23.98                   1/3/03          $908.59
     1/6/03           $24.03                   1/6/03          $929.01
     1/7/03           $24.00                   1/7/03          $922.93
     1/8/03           $23.81                   1/8/03          $909.93
     1/9/03           $24.05                   1/9/03          $927.57
    1/10/03           $24.80                  1/10/03          $927.57
    1/13/03           $24.50                  1/13/03          $926.26
    1/14/03           $24.40                  1/14/03          $931.66
    1/15/03           $24.19                  1/15/03          $918.22
    1/16/03           $23.93                  1/16/03          $914.60
    1/17/03           $23.98                  1/17/03          $901.78
    1/21/03           $24.03                  1/21/03          $887.62
    1/22/03           $23.88                  1/22/03          $878.36
    1/23/03           $23.84                  1/23/03          $887.34
    1/24/03           $23.11                  1/24/03          $861.40
    1/27/03           $23.30                  1/27/03          $847.48
    1/28/03           $23.60                  1/28/03          $858.54
    1/29/03           $23.52                  1/29/03          $864.36
    1/30/03           $23.14                  1/30/03          $844.61
    1/31/03           $23.50                  1/31/03          $855.70
     2/3/03           $23.41                   2/3/03          $860.32


                             LTM FINANCIAL SUMMARY

($ in millions, except per share data)

STOCK PRICE:               $23.19
ENTERPRISE VALUE ("EV"):   $147.0
REVENUE:                   $602.0
EBITDA:                     $36.8
EV / REVENUE:               0.24x
EV / EBITDA:                3.99x

                               BUSINESS OVERVIEW

BLAIR CORPORATION's business consists of the sale of fashion apparel for men and women, plus a wide range of home products. The company operates three retail stores, two in Pennsylvania and one in Delaware, and two outlet stores in Pennsylvania. The company's business consists of only one industry segment, which is the direct mail, e-commerce, and retail merchandising of men's and women's fashion apparel and home products. The company also markets a wide range of merchandise, manufactured by a number of independent suppliers, both domestic and foreign. Blair also generates revenue through its e-commerce website.

                              RECENT M&A ACTIVITY

NO RECENT TRANSACTIONS


                                      B-2                     DUFF & PHELPS, LLC

HANOVER DIRECT, INC. (HNV)
--------------------------------------------------------------------------------

                   Daily Stock Price Chart vs. S&P 500 Index
                     (February 4, 2002 - February 3, 2003)

               (The following table sets forth in tabular format
                   information in a line graph on this page)

   Hanover Direct, Inc. (HNV)
   (2/4/2002 to 2/3/2003)


   Hanover Direct, Inc. (HNV)                   S&P Index ($INX)
   --------------------------               -------------------------
         Daily Prices                             Daily Prices
     DATE            CLOSE                    DATE            CLOSE
     ----            -----                    ----            -----
     2/4/02          $0.45                    2/4/02        $1,094.44
     2/5/02          $0.44                    2/5/02        $1,090.02
     2/6/02          $0.45                    2/6/02        $1,083.51
     2/7/02          $0.45                    2/7/02        $1,080.17
     2/8/02          $0.45                    2/8/02        $1,096.22
    2/11/02          $0.44                   2/11/02        $1,111.94
    2/12/02          $0.42                   2/12/02        $1,107.50
    2/13/02          $0.43                   2/13/02        $1,118.51
    2/14/02          $0.44                   2/14/02        $1,116.48
    2/15/02          $0.43                   2/15/02        $1,104.18
    2/19/02          $0.45                   2/19/02        $1,083.34
    2/20/02          $0.44                   2/20/02        $1,097.98
    2/21/02          $0.45                   2/21/02        $1,080.95
    2/22/02          $0.44                   2/22/02        $1,089.84
    2/25/02          $0.43                   2/25/02        $1,109.43
    2/26/02          $0.42                   2/26/02        $1,109.38
    2/27/02          $0.42                   2/27/02        $1,109.89
    2/28/02          $0.43                   2/28/02        $1,106.73
     3/1/02          $0.41                    3/1/02        $1,131.78
     3/4/02          $0.40                    3/4/02        $1,153.84
     3/5/02          $0.41                    3/5/02        $1,146.14
     3/6/02          $0.41                    3/6/02        $1,162.77
     3/7/02          $0.40                    3/7/02        $1,157.54
     3/8/02          $0.41                    3/8/02        $1,164.31
    3/11/02          $0.41                   3/11/02        $1,168.26
    3/12/02          $0.42                   3/12/02        $1,165.58
    3/13/02          $0.43                   3/13/02        $1,154.09
    3/14/02          $0.41                   3/14/02        $1,153.04
    3/15/02          $0.40                   3/15/02        $1,166.16
    3/18/02          $0.40                   3/18/02        $1,165.55
    3/19/02          $0.42                   3/19/02        $1,170.29
    3/20/02          $0.43                   3/20/02        $1,151.85
    3/21/02          $0.43                   3/21/02        $1,153.59
    3/22/02          $0.43                   3/22/02        $1,148.70
    3/25/02          $0.43                   3/25/02        $1,131.87
    3/26/02          $0.43                   3/26/02        $1,138.49
    3/27/02          $0.43                   3/27/02        $1,144.58
    3/28/02          $0.43                   3/28/02        $1,147.39
     4/1/02          $0.44                    4/1/02        $1,146.54
     4/2/02          $0.43                    4/2/02        $1,136.76
     4/3/02          $0.43                    4/3/02        $1,125.40
     4/4/02          $0.43                    4/4/02        $1,126.34
     4/5/02          $0.43                    4/5/02        $1,122.73
     4/8/02          $0.42                    4/8/02        $1,125.29
     4/9/02          $0.42                    4/9/02        $1,117.80
    4/10/02          $0.42                   4/10/02        $1,130.47
    4/11/02          $0.40                   4/11/02        $1,103.69
    4/12/02          $0.40                   4/12/02        $1,111.01
    4/15/02          $0.40                   4/15/02        $1,102.55
    4/16/02          $0.40                   4/16/02        $1,128.37
    4/17/02          $0.40                   4/17/02        $1,126.07
    4/18/02          $0.40                   4/18/02        $1,124.47
    4/19/02          $0.39                   4/19/02        $1,125.17
    4/22/02          $0.39                   4/22/02        $1,107.83
    4/23/02          $0.39                   4/23/02        $1,100.96
    4/24/02          $0.39                   4/24/02        $1,093.14
    4/25/02          $0.39                   4/25/02        $1,091.48
    4/26/02          $0.36                   4/26/02        $1,076.32
    4/29/02          $0.39                   4/29/02        $1,065.45
    4/30/02          $0.40                   4/30/02        $1,076.92
     5/1/02          $0.40                    5/1/02        $1,086.46
     5/2/02          $0.40                    5/2/02        $1,084.56
     5/3/02          $0.39                    5/3/02        $1,073.43
     5/6/02          $0.38                    5/6/02        $1,052.67
     5/7/02          $0.39                    5/7/02        $1,049.49
     5/8/02          $0.40                    5/8/02        $1,088.85
     5/9/02          $0.40                    5/9/02        $1,073.01
    5/10/02          $0.40                   5/10/02        $1,054.99
    5/13/02          $0.39                   5/13/02        $1,074.56
    5/14/02          $0.40                   5/14/02        $1,097.28
    5/15/02          $0.40                   5/15/02        $1,091.07
    5/16/02          $0.39                   5/16/02        $1,098.23
    5/17/02          $0.38                   5/17/02        $1,106.59
    5/20/02          $0.38                   5/20/02        $1,091.88
    5/21/02          $0.38                   5/21/02        $1,079.88
    5/22/02          $0.39                   5/22/02        $1,086.02
    5/23/02          $0.38                   5/23/02        $1,097.08
    5/24/02          $0.38                   5/24/02        $1,083.82
    5/28/02          $0.38                   5/28/02        $1,074.55
    5/29/02          $0.37                   5/29/02        $1,067.66
    5/30/02          $0.38                   5/30/02        $1,064.66
    5/31/02          $0.37                   5/31/02        $1,067.14
     6/3/02          $0.36                    6/3/02        $1,040.68
     6/4/02          $0.35                    6/4/02        $1,040.69
     6/5/02          $0.33                    6/5/02        $1,049.90
     6/6/02          $0.32                    6/6/02        $1,029.15
     6/7/02          $0.32                    6/7/02        $1,027.53
    6/10/02          $0.29                   6/10/02        $1,030.74
    6/11/02          $0.32                   6/11/02        $1,013.60
    6/12/02          $0.29                   6/12/02        $1,020.26
    6/13/02          $0.30                   6/13/02        $1,009.56
    6/14/02          $0.29                   6/14/02        $1,007.27
    6/17/02          $0.30                   6/17/02        $1,036.17
    6/18/02          $0.30                   6/18/02        $1,037.14
    6/19/02          $0.30                   6/19/02        $1,019.99
    6/20/02          $0.28                   6/20/02        $1,006.29
    6/21/02          $0.29                   6/21/02          $989.14
    6/24/02          $0.27                   6/24/02          $992.72
    6/25/02          $0.24                   6/25/02          $976.14
    6/26/02          $0.24                   6/26/02          $973.53
    6/27/02          $0.23                   6/27/02          $990.64
    6/28/02          $0.25                   6/28/02          $989.82
     7/1/02          $0.26                    7/1/02          $968.65
     7/2/02          $0.26                    7/2/02          $948.09
     7/3/02          $0.24                    7/3/02          $953.99
     7/5/02          $0.25                    7/5/02          $989.03
     7/8/02          $0.24                    7/8/02          $976.98
     7/9/02          $0.28                    7/9/02          $952.83
    7/10/02          $0.29                   7/10/02          $920.47
    7/11/02          $0.20                   7/11/02          $927.37
    7/12/02          $0.25                   7/12/02          $921.39
    7/15/02          $0.25                   7/15/02          $917.93
    7/16/02          $0.19                   7/16/02          $900.94
    7/17/02          $0.19                   7/17/02          $906.04
    7/18/02          $0.20                   7/18/02          $881.56
    7/19/02          $0.23                   7/19/02          $847.75
    7/22/02          $0.20                   7/22/02          $819.85
    7/23/02          $0.23                   7/23/02          $797.70
    7/24/02          $0.22                   7/24/02          $843.43
    7/25/02          $0.22                   7/25/02          $838.68
    7/26/02          $0.22                   7/26/02          $852.84
    7/29/02          $0.21                   7/29/02          $898.96
    7/30/02          $0.21                   7/30/02          $902.78
    7/31/02          $0.21                   7/31/02          $911.62
     8/1/02          $0.21                    8/1/02          $884.66
     8/2/02          $0.21                    8/2/02          $864.24
     8/5/02          $0.21                    8/5/02          $834.60
     8/6/02          $0.21                    8/6/02          $859.57
     8/7/02          $0.20                    8/7/02          $876.77
     8/8/02          $0.24                    8/8/02          $905.46
     8/9/02          $0.25                    8/9/02          $908.64
    8/12/02          $0.25                   8/12/02          $903.80
    8/13/02          $0.27                   8/13/02          $884.21
    8/14/02          $0.26                   8/14/02          $919.62
    8/15/02          $0.25                   8/15/02          $930.25
    8/16/02          $0.25                   8/16/02          $928.77
    8/19/02          $0.25                   8/19/02          $950.70
    8/20/02          $0.26                   8/20/02          $937.43
    8/21/02          $0.26                   8/21/02          $949.36
    8/22/02          $0.26                   8/22/02          $962.70
    8/23/02          $0.26                   8/23/02          $940.86
    8/26/02          $0.26                   8/26/02          $947.95
    8/27/02          $0.26                   8/27/02          $934.82
    8/28/02          $0.29                   8/28/02          $917.87
    8/29/02          $0.30                   8/29/02          $917.80
    8/30/02          $0.34                   8/30/02          $916.07
     9/3/02          $0.31                    9/3/02          $878.02
     9/4/02          $0.33                    9/4/02          $893.40
     9/5/02          $0.33                    9/5/02          $879.15
     9/6/02          $0.30                    9/6/02          $893.92
     9/9/02          $0.30                    9/9/02          $902.96
    9/10/02          $0.30                   9/10/02          $909.58
    9/11/02          $0.31                   9/11/02          $909.45
    9/12/02          $0.31                   9/12/02          $886.91
    9/13/02          $0.30                   9/13/02          $889.81
    9/16/02          $0.29                   9/16/02          $891.10
    9/17/02          $0.28                   9/17/02          $873.52
    9/18/02          $0.28                   9/18/02          $869.46
    9/19/02          $0.24                   9/19/02          $843.32
    9/20/02          $0.27                   9/20/02          $845.39
    9/23/02          $0.27                   9/23/02          $833.70
    9/24/02          $0.26                   9/24/02          $819.29
    9/25/02          $0.26                   9/25/02          $839.66
    9/26/02          $0.27                   9/26/02          $854.95
    9/27/02          $0.28                   9/27/02          $827.37
    9/30/02          $0.27                   9/30/02          $815.28
    10/1/02          $0.28                   10/1/02          $847.91
    10/2/02          $0.27                   10/2/02          $827.91
    10/3/02          $0.27                   10/3/02          $818.95
    10/4/02          $0.26                   10/4/02          $800.58
    10/7/02          $0.24                   10/7/02          $785.28
    10/8/02          $0.25                   10/8/02          $798.55
    10/9/02          $0.25                   10/9/02          $776.76
   10/10/02          $0.25                  10/10/02          $803.92
   10/11/02          $0.25                  10/11/02          $835.32
   10/14/02          $0.25                  10/14/02          $841.44
   10/15/02          $0.25                  10/15/02          $881.27
   10/16/02          $0.24                  10/16/02          $860.02
   10/17/02          $0.25                  10/17/02          $879.20
   10/18/02          $0.27                  10/18/02          $884.39
   10/21/02          $0.26                  10/21/02          $899.72
   10/22/02          $0.27                  10/22/02          $890.16
   10/23/02          $0.27                  10/23/02          $896.14
   10/24/02          $0.26                  10/24/02          $882.50
   10/25/02          $0.26                  10/25/02          $897.65
   10/28/02          $0.25                  10/28/02          $890.23
   10/29/02          $0.25                  10/29/02          $882.15
   10/30/02          $0.26                  10/30/02          $890.71
   10/31/02          $0.24                  10/31/02          $885.76
    11/1/02          $0.24                   11/1/02          $900.96
    11/4/02          $0.23                   11/4/02          $908.35
    11/5/02          $0.24                   11/5/02          $915.39
    11/6/02          $0.25                   11/6/02          $923.76
    11/7/02          $0.23                   11/7/02          $902.65
    11/8/02          $0.24                   11/8/02          $894.74
   11/11/02          $0.23                  11/11/02          $876.19
   11/12/02          $0.23                  11/12/02          $882.95
   11/13/02          $0.22                  11/13/02          $882.53
   11/14/02          $0.22                  11/14/02          $904.27
   11/15/02          $0.21                  11/15/02          $909.83
   11/18/02          $0.21                  11/18/02          $900.36
   11/19/02          $0.21                  11/19/02          $896.74
   11/20/02          $0.21                  11/20/02          $914.15
   11/21/02          $0.22                  11/21/02          $933.76
   11/22/02          $0.22                  11/22/02          $930.55
   11/25/02          $0.21                  11/25/02          $932.87
   11/26/02          $0.20                  11/26/02          $913.31
   11/27/02          $0.21                  11/27/02          $938.87
   11/29/02          $0.21                  11/29/02          $936.31
    12/2/02          $0.23                   12/2/02          $934.53
    12/3/02          $0.23                   12/3/02          $920.75
    12/4/02          $0.21                   12/4/02          $917.58
    12/5/02          $0.21                   12/5/02          $906.55
    12/6/02          $0.21                   12/6/02          $912.23
    12/9/02          $0.19                   12/9/02          $892.00
   12/10/02          $0.20                  12/10/02          $904.45
   12/11/02          $0.20                  12/11/02          $904.96
   12/12/02          $0.19                  12/12/02          $901.58
   12/13/02          $0.21                  12/13/02          $889.48
   12/16/02          $0.18                  12/16/02          $910.40
   12/17/02          $0.19                  12/17/02          $902.99
   12/18/02          $0.18                  12/18/02          $891.12
   12/19/02          $0.19                  12/19/02          $884.25
   12/20/02          $0.19                  12/20/02          $895.76
   12/23/02          $0.19                  12/23/02          $897.38
   12/24/02          $0.20                  12/24/02          $892.47
   12/26/02          $0.19                  12/26/02          $889.66
   12/27/02          $0.19                  12/27/02          $875.40
   12/30/02          $0.19                  12/30/02          $879.39
   12/31/02          $0.19                  12/31/02          $879.82
     1/2/03          $0.20                    1/2/03          $909.03
     1/3/03          $0.19                    1/3/03          $908.59
     1/6/03          $0.19                    1/6/03          $929.01
     1/7/03          $0.20                    1/7/03          $922.93
     1/8/03          $0.20                    1/8/03          $909.93
     1/9/03          $0.20                    1/9/03          $927.57
    1/10/03          $0.20                   1/10/03          $927.57
    1/13/03          $0.20                   1/13/03          $926.26
    1/14/03          $0.21                   1/14/03          $931.66
    1/15/03          $0.21                   1/15/03          $918.22
    1/16/03          $0.23                   1/16/03          $914.60
    1/17/03          $0.25                   1/17/03          $901.78
    1/21/03          $0.25                   1/21/03          $887.62
    1/22/03          $0.25                   1/22/03          $878.36
    1/23/03          $0.27                   1/23/03          $887.34
    1/24/03          $0.27                   1/24/03          $861.40
    1/27/03          $0.27                   1/27/03          $847.48
    1/28/03          $0.26                   1/28/03          $858.54
    1/29/03          $0.25                   1/29/03          $864.36
    1/30/03          $0.25                   1/30/03          $844.61
    1/31/03          $0.26                   1/31/03          $855.70
     2/3/03          $0.24                    2/3/03          $860.32


                             LTM FINANCIAL SUMMARY

($ in millions, except per share data)

STOCK PRICE:                $0.24
ENTERPRISE VALUE ("EV"):   $153.9
REVENUE:                   $466.3
EBITDA:                      $3.3
EV / REVENUE:               0.33x
EV / EBITDA:                   NM

                               BUSINESS OVERVIEW

HANOVER DIRECT, INC. provides branded merchandise through a portfolio of catalogs and e-commerce platforms to consumers, as well as a comprehensive range of Internet, e-commerce, and fulfillment services to businesses. The company conducts its business through its two subsidiaries: Hanover Brands, Inc., which is a specialty direct marketer with a diverse portfolio of branded home fashions, men's and women's apparel, and gift products marketed via direct mail-order catalogs and connected Internet websites, and erizon, Inc., which is an end-to-end technology solutions provider for e-commerce customers. Hanover Direct is a successor in interest to The Horn & Hardart Company, a restaurant company founded in 1911, and Hanover House Industries, Inc., founded in 1934.

                              RECENT M&A ACTIVITY

o JULY 2001: sold its Improvements division to USA Networks, Inc. for $33.4 million


                                      B-3                     DUFF & PHELPS, LLC

LILLIAN VERNON CORPORATION (LVC)
--------------------------------------------------------------------------------

                   Daily Stock Price Chart vs. S&P 500 Index
                     (February 4, 2002 - February 3, 2003)

               (The following table sets forth in tabular format
                   information in a line graph on this page)

   Lillian Vernon Corporation (LVC)
   (2/4/2002 to 2/3/2003)


    Lillian Vernon Corporation (LVC)             S&P Index ($INX)
   ---------------------------------        ------------------------
         Daily Prices                            Daily Prices
     DATE            CLOSE                   DATE            CLOSE
     ----            -----                   ----            -----
     2/4/02          $7.20                   2/4/02        $1,094.44
     2/5/02          $7.10                   2/5/02        $1,090.02
     2/6/02          $7.10                   2/6/02        $1,083.51
     2/7/02          $7.05                   2/7/02        $1,080.17
     2/8/02          $7.05                   2/8/02        $1,096.22
    2/11/02          $7.00                  2/11/02        $1,111.94
    2/12/02          $6.95                  2/12/02        $1,107.50
    2/13/02          $6.90                  2/13/02        $1,118.51
    2/14/02          $6.90                  2/14/02        $1,116.48
    2/15/02          $6.85                  2/15/02        $1,104.18
    2/19/02          $6.85                  2/19/02        $1,083.34
    2/20/02          $6.85                  2/20/02        $1,097.98
    2/21/02          $6.90                  2/21/02        $1,080.95
    2/22/02          $6.85                  2/22/02        $1,089.84
    2/25/02          $7.00                  2/25/02        $1,109.43
    2/26/02          $6.85                  2/26/02        $1,109.38
    2/27/02          $6.85                  2/27/02        $1,109.89
    2/28/02          $6.70                  2/28/02        $1,106.73
     3/1/02          $6.66                   3/1/02        $1,131.78
     3/4/02          $6.70                   3/4/02        $1,153.84
     3/5/02          $6.65                   3/5/02        $1,146.14
     3/6/02          $6.45                   3/6/02        $1,162.77
     3/7/02          $6.35                   3/7/02        $1,157.54
     3/8/02          $6.45                   3/8/02        $1,164.31
    3/11/02          $6.30                  3/11/02        $1,168.26
    3/12/02          $6.30                  3/12/02        $1,165.58
    3/13/02          $6.30                  3/13/02        $1,154.09
    3/14/02          $6.50                  3/14/02        $1,153.04
    3/15/02          $6.65                  3/15/02        $1,166.16
    3/18/02          $6.70                  3/18/02        $1,165.55
    3/19/02          $6.70                  3/19/02        $1,170.29
    3/20/02          $6.60                  3/20/02        $1,151.85
    3/21/02          $6.70                  3/21/02        $1,153.59
    3/22/02          $6.80                  3/22/02        $1,148.70
    3/25/02          $6.65                  3/25/02        $1,131.87
    3/26/02          $6.66                  3/26/02        $1,138.49
    3/27/02          $6.75                  3/27/02        $1,144.58
    3/28/02          $6.40                  3/28/02        $1,147.39
     4/1/02          $6.60                   4/1/02        $1,146.54
     4/2/02          $6.75                   4/2/02        $1,136.76
     4/3/02          $6.95                   4/3/02        $1,125.40
     4/4/02          $6.67                   4/4/02        $1,126.34
     4/5/02          $6.70                   4/5/02        $1,122.73
     4/8/02          $6.85                   4/8/02        $1,125.29
     4/9/02          $6.78                   4/9/02        $1,117.80
    4/10/02          $6.78                  4/10/02        $1,130.47
    4/11/02          $6.71                  4/11/02        $1,103.69
    4/12/02          $6.65                  4/12/02        $1,111.01
    4/15/02          $6.75                  4/15/02        $1,102.55
    4/16/02          $6.75                  4/16/02        $1,128.37
    4/17/02          $6.90                  4/17/02        $1,126.07
    4/18/02          $6.85                  4/18/02        $1,124.47
    4/19/02          $6.85                  4/19/02        $1,125.17
    4/22/02          $6.90                  4/22/02        $1,107.83
    4/23/02          $6.95                  4/23/02        $1,100.96
    4/24/02          $7.00                  4/24/02        $1,093.14
    4/25/02          $6.90                  4/25/02        $1,091.48
    4/26/02          $6.90                  4/26/02        $1,076.32
    4/29/02          $7.15                  4/29/02        $1,065.45
    4/30/02          $7.30                  4/30/02        $1,076.92
     5/1/02          $7.25                   5/1/02        $1,086.46
     5/2/02          $7.25                   5/2/02        $1,084.56
     5/3/02          $7.25                   5/3/02        $1,073.43
     5/6/02          $7.60                   5/6/02        $1,052.67
     5/7/02          $7.90                   5/7/02        $1,049.49
     5/8/02          $7.75                   5/8/02        $1,088.85
     5/9/02          $7.85                   5/9/02        $1,073.01
    5/10/02          $7.85                  5/10/02        $1,054.99
    5/13/02          $7.76                  5/13/02        $1,074.56
    5/14/02          $7.90                  5/14/02        $1,097.28
    5/15/02          $8.00                  5/15/02        $1,091.07
    5/16/02          $8.25                  5/16/02        $1,098.23
    5/17/02          $8.25                  5/17/02        $1,106.59
    5/20/02          $7.95                  5/20/02        $1,091.88
    5/21/02          $7.95                  5/21/02        $1,079.88
    5/22/02          $7.90                  5/22/02        $1,086.02
    5/23/02          $7.90                  5/23/02        $1,097.08
    5/24/02          $8.00                  5/24/02        $1,083.82
    5/28/02          $8.00                  5/28/02        $1,074.55
    5/29/02          $7.75                  5/29/02        $1,067.66
    5/30/02          $7.80                  5/30/02        $1,064.66
    5/31/02          $8.10                  5/31/02        $1,067.14
     6/3/02          $8.00                   6/3/02        $1,040.68
     6/4/02          $8.10                   6/4/02        $1,040.69
     6/5/02          $8.10                   6/5/02        $1,049.90
     6/6/02          $8.10                   6/6/02        $1,029.15
     6/7/02          $8.25                   6/7/02        $1,027.53
    6/10/02          $8.20                  6/10/02        $1,030.74
    6/11/02          $8.10                  6/11/02        $1,013.60
    6/12/02          $7.60                  6/12/02        $1,020.26
    6/13/02          $7.60                  6/13/02        $1,009.56
    6/14/02          $7.25                  6/14/02        $1,007.27
    6/17/02          $7.10                  6/17/02        $1,036.17
    6/18/02          $7.35                  6/18/02        $1,037.14
    6/19/02          $7.75                  6/19/02        $1,019.99
    6/20/02          $7.75                  6/20/02        $1,006.29
    6/21/02          $7.60                  6/21/02          $989.14
    6/24/02          $7.40                  6/24/02          $992.72
    6/25/02          $7.20                  6/25/02          $976.14
    6/26/02          $7.20                  6/26/02          $973.53
    6/27/02          $7.10                  6/27/02          $990.64
    6/28/02          $7.10                  6/28/02          $989.82
     7/1/02          $7.05                   7/1/02          $968.65
     7/2/02          $7.00                   7/2/02          $948.09
     7/3/02          $6.90                   7/3/02          $953.99
     7/5/02          $6.90                   7/5/02          $989.03
     7/8/02          $7.00                   7/8/02          $976.98
     7/9/02          $6.94                   7/9/02          $952.83
    7/10/02          $6.85                  7/10/02          $920.47
    7/11/02          $6.75                  7/11/02          $927.37
    7/12/02          $6.75                  7/12/02          $921.39
    7/15/02          $6.70                  7/15/02          $917.93
    7/16/02          $6.60                  7/16/02          $900.94
    7/17/02          $6.60                  7/17/02          $906.04
    7/18/02          $6.50                  7/18/02          $881.56
    7/19/02          $6.40                  7/19/02          $847.75
    7/22/02          $6.40                  7/22/02          $819.85
    7/23/02          $6.40                  7/23/02          $797.70
    7/24/02          $6.35                  7/24/02          $843.43
    7/25/02          $6.35                  7/25/02          $838.68
    7/26/02          $6.40                  7/26/02          $852.84
    7/29/02          $6.60                  7/29/02          $898.96
    7/30/02          $6.50                  7/30/02          $902.78
    7/31/02          $6.50                  7/31/02          $911.62
     8/1/02          $6.50                   8/1/02          $884.66
     8/2/02          $6.65                   8/2/02          $864.24
     8/5/02          $6.65                   8/5/02          $834.60
     8/6/02          $6.65                   8/6/02          $859.57
     8/7/02          $6.45                   8/7/02          $876.77
     8/8/02          $6.53                   8/8/02          $905.46
     8/9/02          $6.40                   8/9/02          $908.64
    8/12/02          $6.25                  8/12/02          $903.80
    8/13/02          $6.05                  8/13/02          $884.21
    8/14/02          $6.00                  8/14/02          $919.62
    8/15/02          $5.90                  8/15/02          $930.25
    8/16/02          $5.75                  8/16/02          $928.77
    8/19/02          $5.80                  8/19/02          $950.70
    8/20/02          $5.60                  8/20/02          $937.43
    8/21/02          $5.95                  8/21/02          $949.36
    8/22/02          $6.10                  8/22/02          $962.70
    8/23/02          $5.91                  8/23/02          $940.86
    8/26/02          $5.91                  8/26/02          $947.95
    8/27/02          $5.85                  8/27/02          $934.82
    8/28/02          $5.86                  8/28/02          $917.87
    8/29/02          $5.85                  8/29/02          $917.80
    8/30/02          $5.80                  8/30/02          $916.07
     9/3/02          $5.70                   9/3/02          $878.02
     9/4/02          $5.70                   9/4/02          $893.40
     9/5/02          $5.65                   9/5/02          $879.15
     9/6/02          $5.62                   9/6/02          $893.92
     9/9/02          $5.60                   9/9/02          $902.96
    9/10/02          $5.65                  9/10/02          $909.58
    9/11/02          $5.75                  9/11/02          $909.45
    9/12/02          $5.75                  9/12/02          $886.91
    9/13/02          $5.75                  9/13/02          $889.81
    9/16/02          $5.70                  9/16/02          $891.10
    9/17/02          $5.75                  9/17/02          $873.52
    9/18/02          $5.75                  9/18/02          $869.46
    9/19/02          $5.89                  9/19/02          $843.32
    9/20/02          $5.75                  9/20/02          $845.39
    9/23/02          $5.75                  9/23/02          $833.70
    9/24/02          $5.75                  9/24/02          $819.29
    9/25/02          $5.65                  9/25/02          $839.66
    9/26/02          $5.65                  9/26/02          $854.95
    9/27/02          $5.50                  9/27/02          $827.37
    9/30/02          $5.49                  9/30/02          $815.28
    10/1/02          $5.48                  10/1/02          $847.91
    10/2/02          $5.49                  10/2/02          $827.91
    10/3/02          $5.49                  10/3/02          $818.95
    10/4/02          $5.25                  10/4/02          $800.58
    10/7/02          $5.24                  10/7/02          $785.28
    10/8/02          $5.10                  10/8/02          $798.55
    10/9/02          $5.01                  10/9/02          $776.76
   10/10/02          $4.75                 10/10/02          $803.92
   10/11/02          $4.89                 10/11/02          $835.32
   10/14/02          $4.76                 10/14/02          $841.44
   10/15/02          $4.80                 10/15/02          $881.27
   10/16/02          $4.75                 10/16/02          $860.02
   10/17/02          $4.85                 10/17/02          $879.20
   10/18/02          $4.85                 10/18/02          $884.39
   10/21/02          $4.89                 10/21/02          $899.72
   10/22/02          $4.77                 10/22/02          $890.16
   10/23/02          $4.95                 10/23/02          $896.14
   10/24/02          $4.90                 10/24/02          $882.50
   10/25/02          $4.90                 10/25/02          $897.65
   10/28/02          $4.80                 10/28/02          $890.23
   10/29/02          $4.72                 10/29/02          $882.15
   10/30/02          $4.40                 10/30/02          $890.71
   10/31/02          $4.32                 10/31/02          $885.76
    11/1/02          $4.29                  11/1/02          $900.96
    11/4/02          $4.29                  11/4/02          $908.35
    11/5/02          $4.29                  11/5/02          $915.39
    11/6/02          $4.70                  11/6/02          $923.76
    11/7/02          $4.90                  11/7/02          $902.65
    11/8/02          $4.90                  11/8/02          $894.74
   11/11/02          $4.60                 11/11/02          $876.19
   11/12/02          $4.80                 11/12/02          $882.95
   11/13/02          $4.60                 11/13/02          $882.53
   11/14/02          $4.70                 11/14/02          $904.27
   11/15/02          $4.70                 11/15/02          $909.83
   11/18/02          $4.65                 11/18/02          $900.36
   11/19/02          $4.70                 11/19/02          $896.74
   11/20/02          $4.55                 11/20/02          $914.15
   11/21/02          $4.65                 11/21/02          $933.76
   11/22/02          $4.50                 11/22/02          $930.55
   11/25/02          $4.31                 11/25/02          $932.87
   11/26/02          $4.35                 11/26/02          $913.31
   11/27/02          $4.45                 11/27/02          $938.87
   11/29/02          $4.45                 11/29/02          $936.31
    12/2/02          $4.42                  12/2/02          $934.53
    12/3/02          $4.33                  12/3/02          $920.75
    12/4/02          $4.21                  12/4/02          $917.58
    12/5/02          $4.05                  12/5/02          $906.55
    12/6/02          $4.14                  12/6/02          $912.23
    12/9/02          $4.10                  12/9/02          $892.00
   12/10/02          $4.11                 12/10/02          $904.45
   12/11/02          $4.14                 12/11/02          $904.96
   12/12/02          $4.20                 12/12/02          $901.58
   12/13/02          $4.07                 12/13/02          $889.48
   12/16/02          $4.03                 12/16/02          $910.40
   12/17/02          $3.95                 12/17/02          $902.99
   12/18/02          $3.90                 12/18/02          $891.12
   12/19/02          $3.80                 12/19/02          $884.25
   12/20/02          $3.90                 12/20/02          $895.76
   12/23/02          $4.02                 12/23/02          $897.38
   12/24/02          $4.02                 12/24/02          $892.47
   12/26/02          $4.20                 12/26/02          $889.66
   12/27/02          $4.10                 12/27/02          $875.40
   12/30/02          $4.10                 12/30/02          $879.39
   12/31/02          $4.10                 12/31/02          $879.82
     1/2/03          $4.14                   1/2/03          $909.03
     1/3/03          $4.11                   1/3/03          $908.59
     1/6/03          $4.17                   1/6/03          $929.01
     1/7/03          $4.18                   1/7/03          $922.93
     1/8/03          $4.19                   1/8/03          $909.93
     1/9/03          $4.35                   1/9/03          $927.57
    1/10/03          $4.35                  1/10/03          $927.57
    1/13/03          $4.35                  1/13/03          $926.26
    1/14/03          $4.55                  1/14/03          $931.66
    1/15/03          $4.50                  1/15/03          $918.22
    1/16/03          $4.50                  1/16/03          $914.60
    1/17/03          $4.50                  1/17/03          $901.78
    1/21/03          $4.50                  1/21/03          $887.62
    1/22/03          $4.50                  1/22/03          $878.36
    1/23/03          $4.50                  1/23/03          $887.34
    1/24/03          $4.32                  1/24/03          $861.40
    1/27/03          $4.32                  1/27/03          $847.48
    1/28/03          $4.25                  1/28/03          $858.54
    1/29/03          $4.28                  1/29/03          $864.36
    1/30/03          $4.25                  1/30/03          $844.61
    1/31/03          $4.25                  1/31/03          $855.70
     2/3/03          $4.25                   2/3/03          $860.32


                             LTM FINANCIAL SUMMARY

($ in millions, except per share data)

STOCK PRICE:                $4.19
ENTERPRISE VALUE ("EV"):    $29.3
REVENUE:                   $247.4
EBITDA:                   $(15.8)
EV / REVENUE:               0.12x
EV / EBITDA:                   NM

                               BUSINESS OVERVIEW

LILLIAN VERNON CORPORATION is a direct mail specialty catalog and online company concentrating on the marketing of gift, houseware, gardening, Christmas, and children's products. During the fiscal year ended February 23, 2002, the company published 37 catalog editions and mailed approximately 162 million catalogs to past and prospective customers. The company's online retail activities are conducted through www.lillianvernon.com and www.ruedefrance.com. Lillian Vernon derives a small portion of its revenue from the rental of its database to direct mail marketers and other organizations, as well as from the placement of advertisements for other companies' products in its outgoing packages.

                              RECENT M&A ACTIVITY

o        FEBRUARY 2000: acquired Rue de France, Inc. for an undisclosed sum


                                      B-4                     DUFF & PHELPS, LLC

EOS INTERNATIONAL, INC. (EOSI)
--------------------------------------------------------------------------------

                   Daily Stock Price Chart vs. S&P 500 Index
                     (February 4, 2002 - February 3, 2003)

               (The following table sets forth in tabular format
                   information in a line graph on this page)

   EOS International (EOSI)
   (2/4/2002 to 2/3/2003)


    EOS INTERNATIONAL (EOSI)                  S&P Index ($INX)
   -------------------------             -------------------------
        Daily Prices                           Daily Prices
     DATE          CLOSE                   DATE            CLOSE
     ----          -----                   ----            -----
     2/4/02        $2.95                   2/4/02        $1,094.44
     2/5/02        $2.95                   2/5/02        $1,090.02
     2/6/02        $3.10                   2/6/02        $1,083.51
     2/7/02        $2.95                   2/7/02        $1,080.17
     2/8/02        $2.95                   2/8/02        $1,096.22
    2/11/02        $2.95                  2/11/02        $1,111.94
    2/12/02        $2.95                  2/12/02        $1,107.50
    2/13/02        $3.10                  2/13/02        $1,118.51
    2/14/02        $3.10                  2/14/02        $1,116.48
    2/15/02        $2.95                  2/15/02        $1,104.18
    2/19/02        $2.95                  2/19/02        $1,083.34
    2/20/02        $2.95                  2/20/02        $1,097.98
    2/21/02        $2.95                  2/21/02        $1,080.95
    2/22/02        $3.10                  2/22/02        $1,089.84
    2/25/02        $2.95                  2/25/02        $1,109.43
    2/26/02        $2.95                  2/26/02        $1,109.38
    2/27/02        $2.95                  2/27/02        $1,109.89
    2/28/02        $3.05                  2/28/02        $1,106.73
     3/1/02        $3.05                   3/1/02        $1,131.78
     3/4/02        $2.95                   3/4/02        $1,153.84
     3/5/02        $2.95                   3/5/02        $1,146.14
     3/6/02        $3.08                   3/6/02        $1,162.77
     3/7/02        $3.00                   3/7/02        $1,157.54
     3/8/02        $2.95                   3/8/02        $1,164.31
    3/11/02        $2.95                  3/11/02        $1,168.26
    3/12/02        $2.95                  3/12/02        $1,165.58
    3/13/02        $2.95                  3/13/02        $1,154.09
    3/14/02        $2.95                  3/14/02        $1,153.04
    3/15/02        $3.00                  3/15/02        $1,166.16
    3/18/02        $3.00                  3/18/02        $1,165.55
    3/19/02        $2.95                  3/19/02        $1,170.29
    3/20/02        $2.95                  3/20/02        $1,151.85
    3/21/02        $2.95                  3/21/02        $1,153.59
    3/22/02        $2.95                  3/22/02        $1,148.70
    3/25/02        $2.95                  3/25/02        $1,131.87
    3/26/02        $2.95                  3/26/02        $1,138.49
    3/27/02        $2.95                  3/27/02        $1,144.58
    3/28/02        $2.95                  3/28/02        $1,147.39
     4/1/02        $2.95                   4/1/02        $1,146.54
     4/2/02        $2.95                   4/2/02        $1,136.76
     4/3/02        $2.95                   4/3/02        $1,125.40
     4/4/02        $2.95                   4/4/02        $1,126.34
     4/5/02        $2.95                   4/5/02        $1,122.73
     4/8/02        $2.95                   4/8/02        $1,125.29
     4/9/02        $2.95                   4/9/02        $1,117.80
    4/10/02        $2.95                  4/10/02        $1,130.47
    4/11/02        $2.95                  4/11/02        $1,103.69
    4/12/02        $2.95                  4/12/02        $1,111.01
    4/15/02        $2.95                  4/15/02        $1,102.55
    4/16/02        $2.95                  4/16/02        $1,128.37
    4/17/02        $2.30                  4/17/02        $1,126.07
    4/18/02        $2.30                  4/18/02        $1,124.47
    4/19/02        $2.30                  4/19/02        $1,125.17
    4/22/02        $2.30                  4/22/02        $1,107.83
    4/23/02        $2.30                  4/23/02        $1,100.96
    4/24/02        $2.30                  4/24/02        $1,093.14
    4/25/02        $2.30                  4/25/02        $1,091.48
    4/26/02        $2.30                  4/26/02        $1,076.32
    4/29/02        $1.75                  4/29/02        $1,065.45
    4/30/02        $2.10                  4/30/02        $1,076.92
     5/1/02        $1.95                   5/1/02        $1,086.46
     5/2/02        $2.15                   5/2/02        $1,084.56
     5/3/02        $2.15                   5/3/02        $1,073.43
     5/6/02        $2.15                   5/6/02        $1,052.67
     5/7/02        $1.90                   5/7/02        $1,049.49
     5/8/02        $2.10                   5/8/02        $1,088.85
     5/9/02        $2.10                   5/9/02        $1,073.01
    5/10/02        $2.10                  5/10/02        $1,054.99
    5/13/02        $2.25                  5/13/02        $1,074.56
    5/14/02        $2.21                  5/14/02        $1,097.28
    5/15/02        $2.15                  5/15/02        $1,091.07
    5/16/02        $2.15                  5/16/02        $1,098.23
    5/17/02        $2.15                  5/17/02        $1,106.59
    5/20/02        $2.15                  5/20/02        $1,091.88
    5/21/02        $2.15                  5/21/02        $1,079.88
    5/22/02        $2.15                  5/22/02        $1,086.02
    5/23/02        $2.05                  5/23/02        $1,097.08
    5/24/02        $2.05                  5/24/02        $1,083.82
    5/28/02        $2.15                  5/28/02        $1,074.55
    5/29/02        $2.15                  5/29/02        $1,067.66
    5/30/02        $2.15                  5/30/02        $1,064.66
    5/31/02        $2.15                  5/31/02        $1,067.14
     6/3/02        $2.05                   6/3/02        $1,040.68
     6/4/02        $2.05                   6/4/02        $1,040.69
     6/5/02        $1.80                   6/5/02        $1,049.90
     6/6/02        $1.80                   6/6/02        $1,029.15
     6/7/02        $1.80                   6/7/02        $1,027.53
    6/10/02        $1.75                  6/10/02        $1,030.74
    6/11/02        $1.75                  6/11/02        $1,013.60
    6/12/02        $1.75                  6/12/02        $1,020.26
    6/13/02        $1.75                  6/13/02        $1,009.56
    6/14/02        $1.75                  6/14/02        $1,007.27
    6/17/02        $1.75                  6/17/02        $1,036.17
    6/18/02        $1.75                  6/18/02        $1,037.14
    6/19/02        $1.75                  6/19/02        $1,019.99
    6/20/02        $1.75                  6/20/02        $1,006.29
    6/21/02        $1.75                  6/21/02          $989.14
    6/24/02        $1.75                  6/24/02          $992.72
    6/25/02        $1.35                  6/25/02          $976.14
    6/26/02        $1.35                  6/26/02          $973.53
    6/27/02        $0.90                  6/27/02          $990.64
    6/28/02        $1.09                  6/28/02          $989.82
     7/1/02        $1.22                   7/1/02          $968.65
     7/2/02        $1.50                   7/2/02          $948.09
     7/3/02        $1.20                   7/3/02          $953.99
     7/5/02        $1.20                   7/5/02          $989.03
     7/8/02        $1.20                   7/8/02          $976.98
     7/9/02        $1.30                   7/9/02          $952.83
    7/10/02        $1.30                  7/10/02          $920.47
    7/11/02        $1.30                  7/11/02          $927.37
    7/12/02        $1.50                  7/12/02          $921.39
    7/15/02        $1.50                  7/15/02          $917.93
    7/16/02        $1.20                  7/16/02          $900.94
    7/17/02        $1.20                  7/17/02          $906.04
    7/18/02        $1.55                  7/18/02          $881.56
    7/19/02        $1.55                  7/19/02          $847.75
    7/22/02        $1.30                  7/22/02          $819.85
    7/23/02        $1.30                  7/23/02          $797.70
    7/24/02        $1.30                  7/24/02          $843.43
    7/25/02        $1.30                  7/25/02          $838.68
    7/26/02        $1.30                  7/26/02          $852.84
    7/29/02        $1.30                  7/29/02          $898.96
    7/30/02        $1.30                  7/30/02          $902.78
    7/31/02        $1.30                  7/31/02          $911.62
     8/1/02        $1.25                   8/1/02          $884.66
     8/2/02        $1.25                   8/2/02          $864.24
     8/5/02        $1.01                   8/5/02          $834.60
     8/6/02        $1.01                   8/6/02          $859.57
     8/7/02        $0.65                   8/7/02          $876.77
     8/8/02        $0.65                   8/8/02          $905.46
     8/9/02        $0.85                   8/9/02          $908.64
    8/12/02        $0.85                  8/12/02          $903.80
    8/13/02        $0.73                  8/13/02          $884.21
    8/14/02        $0.73                  8/14/02          $919.62
    8/15/02        $0.73                  8/15/02          $930.25
    8/16/02        $0.88                  8/16/02          $928.77
    8/19/02        $0.88                  8/19/02          $950.70
    8/20/02        $0.88                  8/20/02          $937.43
    8/21/02        $0.88                  8/21/02          $949.36
    8/22/02        $0.73                  8/22/02          $962.70
    8/23/02        $1.04                  8/23/02          $940.86
    8/26/02        $1.04                  8/26/02          $947.95
    8/27/02        $1.04                  8/27/02          $934.82
    8/28/02        $0.52                  8/28/02          $917.87
    8/29/02        $0.52                  8/29/02          $917.80
    8/30/02        $0.52                  8/30/02          $916.07
     9/3/02        $0.52                   9/3/02          $878.02
     9/4/02        $0.52                   9/4/02          $893.40
     9/5/02        $0.52                   9/5/02          $879.15
     9/6/02        $0.52                   9/6/02          $893.92
     9/9/02        $0.73                   9/9/02          $902.96
    9/10/02        $0.73                  9/10/02          $909.58
    9/11/02        $1.00                  9/11/02          $909.45
    9/12/02        $0.86                  9/12/02          $886.91
    9/13/02        $0.87                  9/13/02          $889.81
    9/16/02        $0.87                  9/16/02          $891.10
    9/17/02        $0.87                  9/17/02          $873.52
    9/18/02        $0.70                  9/18/02          $869.46
    9/19/02        $0.70                  9/19/02          $843.32
    9/20/02        $0.71                  9/20/02          $845.39
    9/23/02        $0.71                  9/23/02          $833.70
    9/24/02        $0.71                  9/24/02          $819.29
    9/25/02        $0.53                  9/25/02          $839.66
    9/26/02        $0.71                  9/26/02          $854.95
    9/27/02        $0.45                  9/27/02          $827.37
    9/30/02        $0.45                  9/30/02          $815.28
    10/1/02        $0.45                  10/1/02          $847.91
    10/2/02        $0.45                  10/2/02          $827.91
    10/3/02        $0.45                  10/3/02          $818.95
    10/4/02        $0.45                  10/4/02          $800.58
    10/7/02        $0.45                  10/7/02          $785.28
    10/8/02        $0.43                  10/8/02          $798.55
    10/9/02        $0.43                  10/9/02          $776.76
   10/10/02        $0.65                 10/10/02          $803.92
   10/11/02        $0.65                 10/11/02          $835.32
   10/14/02        $0.65                 10/14/02          $841.44
   10/15/02        $0.43                 10/15/02          $881.27
   10/16/02        $0.43                 10/16/02          $860.02
   10/17/02        $0.41                 10/17/02          $879.20
   10/18/02        $0.45                 10/18/02          $884.39
   10/21/02        $0.59                 10/21/02          $899.72
   10/22/02        $0.59                 10/22/02          $890.16
   10/23/02        $0.59                 10/23/02          $896.14
   10/24/02        $0.59                 10/24/02          $882.50
   10/25/02        $0.59                 10/25/02          $897.65
   10/28/02        $0.59                 10/28/02          $890.23
   10/29/02        $0.59                 10/29/02          $882.15
   10/30/02        $0.59                 10/30/02          $890.71
   10/31/02        $0.59                 10/31/02          $885.76
    11/1/02        $0.40                  11/1/02          $900.96
    11/4/02        $0.40                  11/4/02          $908.35
    11/5/02        $0.40                  11/5/02          $915.39
    11/6/02        $0.40                  11/6/02          $923.76
    11/7/02        $0.40                  11/7/02          $902.65
    11/8/02        $0.40                  11/8/02          $894.74
   11/11/02        $0.40                 11/11/02          $876.19
   11/12/02        $0.40                 11/12/02          $882.95
   11/13/02        $0.40                 11/13/02          $882.53
   11/14/02        $0.40                 11/14/02          $904.27
   11/15/02        $0.70                 11/15/02          $909.83
   11/18/02        $0.70                 11/18/02          $900.36
   11/19/02        $0.70                 11/19/02          $896.74
   11/20/02        $0.70                 11/20/02          $914.15
   11/21/02        $0.70                 11/21/02          $933.76
   11/22/02        $0.39                 11/22/02          $930.55
   11/25/02        $0.43                 11/25/02          $932.87
   11/26/02        $0.43                 11/26/02          $913.31
   11/27/02        $0.32                 11/27/02          $938.87
   11/29/02        $0.42                 11/29/02          $936.31
    12/2/02        $0.42                  12/2/02          $934.53
    12/3/02        $0.42                  12/3/02          $920.75
    12/4/02        $0.42                  12/4/02          $917.58
    12/5/02        $0.42                  12/5/02          $906.55
    12/6/02        $0.65                  12/6/02          $912.23
    12/9/02        $0.65                  12/9/02          $892.00
   12/10/02        $0.65                 12/10/02          $904.45
   12/11/02        $0.65                 12/11/02          $904.96
   12/12/02        $0.35                 12/12/02          $901.58
   12/13/02        $0.35                 12/13/02          $889.48
   12/16/02        $0.35                 12/16/02          $910.40
   12/17/02        $0.35                 12/17/02          $902.99
   12/18/02        $0.35                 12/18/02          $891.12
   12/19/02        $0.60                 12/19/02          $884.25
   12/20/02        $0.50                 12/20/02          $895.76
   12/23/02        $0.50                 12/23/02          $897.38
   12/24/02        $0.50                 12/24/02          $892.47
   12/26/02        $0.35                 12/26/02          $889.66
   12/27/02        $0.50                 12/27/02          $875.40
   12/30/02        $0.36                 12/30/02          $879.39
   12/31/02        $0.42                 12/31/02          $879.82
     1/2/03        $0.42                   1/2/03          $909.03
     1/3/03        $0.42                   1/3/03          $908.59
     1/6/03        $0.51                   1/6/03          $929.01
     1/7/03        $0.51                   1/7/03          $922.93
     1/8/03        $0.51                   1/8/03          $909.93
     1/9/03        $0.51                   1/9/03          $927.57
    1/10/03        $0.51                  1/10/03          $927.57
    1/13/03        $0.51                  1/13/03          $926.26
    1/14/03        $0.51                  1/14/03          $931.66
    1/15/03        $0.51                  1/15/03          $918.22
    1/16/03        $0.51                  1/16/03          $914.60
    1/17/03        $0.51                  1/17/03          $901.78
    1/21/03        $0.51                  1/21/03          $887.62
    1/22/03        $0.50                  1/22/03          $878.36
    1/23/03        $0.50                  1/23/03          $887.34
    1/24/03        $0.50                  1/24/03          $861.40
    1/27/03        $0.50                  1/27/03          $847.48
    1/28/03        $0.50                  1/28/03          $858.54
    1/29/03        $0.50                  1/29/03          $864.36
    1/30/03        $0.50                  1/30/03          $844.61
    1/31/03        $0.50                  1/31/03          $855.70
     2/3/03        $0.50                   2/3/03          $860.32


                             LTM FINANCIAL SUMMARY

($ in millions, except per share data)

STOCK PRICE:                $0.45
ENTERPRISE VALUE ("EV"):    $58.9
REVENUE:                    $73.6
EBITDA:                    $(2.6)
EV / REVENUE:               0.80x
EV / EBITDA:                   NM

                               BUSINESS OVERVIEW

EOS INTERNATIONAL, INC. is focused on acquiring direct-selling companies and utilizing the educational and motivational resources of its website, www.dreamlife.com, to improve the retention rates and effectiveness of the sales forces of the acquired companies, enhancing their profitability. The site is focused on providing benefits including access to online courses; free forums on a variety of subjects, where members can ask questions, give advice and share thoughts; Quick Coach, a self-assessment function to create a personalized life plan; and My Journal, a personalized online record to chart progress and growth.

                              RECENT M&A ACTIVITY

o        DECEMBER 2001: acquired Regal Greetings & Gifts for $40.0 million

o        FEBRUARY 2001: acquired Discovery Toys for $34.1 million


                                      B-5                     DUFF & PHELPS, LLC

FRANKLIN COVEY CO. (FC)
--------------------------------------------------------------------------------

                   Daily Stock Price Chart vs. S&P 500 Index
                     (February 4, 2002 - February 3, 2003)

               (The following table sets forth in tabular format
                   information in a line graph on this page)

   Franklin Covey Co. (FC)
   (2/4/2002 to 2/3/2003)


    Franklin Covey Co. (FC)                   S&P Index ($INX)
   ------------------------              -------------------------
        Daily Prices                           Daily Prices
     DATE          CLOSE                   DATE            CLOSE
     ----          -----                   ----            -----
     2/4/02        $3.35                   2/4/02        $1,094.44
     2/5/02        $3.31                   2/5/02        $1,090.02
     2/6/02        $3.25                   2/6/02        $1,083.51
     2/7/02        $3.16                   2/7/02        $1,080.17
     2/8/02        $3.30                   2/8/02        $1,096.22
    2/11/02        $3.20                  2/11/02        $1,111.94
    2/12/02        $3.20                  2/12/02        $1,107.50
    2/13/02        $3.20                  2/13/02        $1,118.51
    2/14/02        $3.35                  2/14/02        $1,116.48
    2/15/02        $3.30                  2/15/02        $1,104.18
    2/19/02        $3.25                  2/19/02        $1,083.34
    2/20/02        $3.25                  2/20/02        $1,097.98
    2/21/02        $3.25                  2/21/02        $1,080.95
    2/22/02        $3.10                  2/22/02        $1,089.84
    2/25/02        $3.05                  2/25/02        $1,109.43
    2/26/02        $2.91                  2/26/02        $1,109.38
    2/27/02        $2.80                  2/27/02        $1,109.89
    2/28/02        $2.39                  2/28/02        $1,106.73
     3/1/02        $2.60                   3/1/02        $1,131.78
     3/4/02        $2.59                   3/4/02        $1,153.84
     3/5/02        $2.31                   3/5/02        $1,146.14
     3/6/02        $2.65                   3/6/02        $1,162.77
     3/7/02        $2.50                   3/7/02        $1,157.54
     3/8/02        $2.57                   3/8/02        $1,164.31
    3/11/02        $2.51                  3/11/02        $1,168.26
    3/12/02        $2.55                  3/12/02        $1,165.58
    3/13/02        $2.41                  3/13/02        $1,154.09
    3/14/02        $2.75                  3/14/02        $1,153.04
    3/15/02        $2.61                  3/15/02        $1,166.16
    3/18/02        $2.61                  3/18/02        $1,165.55
    3/19/02        $2.60                  3/19/02        $1,170.29
    3/20/02        $2.55                  3/20/02        $1,151.85
    3/21/02        $2.60                  3/21/02        $1,153.59
    3/22/02        $2.50                  3/22/02        $1,148.70
    3/25/02        $2.55                  3/25/02        $1,131.87
    3/26/02        $2.55                  3/26/02        $1,138.49
    3/27/02        $2.60                  3/27/02        $1,144.58
    3/28/02        $2.56                  3/28/02        $1,147.39
     4/1/02        $2.66                   4/1/02        $1,146.54
     4/2/02        $2.78                   4/2/02        $1,136.76
     4/3/02        $2.85                   4/3/02        $1,125.40
     4/4/02        $3.10                   4/4/02        $1,126.34
     4/5/02        $3.00                   4/5/02        $1,122.73
     4/8/02        $3.12                   4/8/02        $1,125.29
     4/9/02        $2.85                   4/9/02        $1,117.80
    4/10/02        $3.05                  4/10/02        $1,130.47
    4/11/02        $3.10                  4/11/02        $1,103.69
    4/12/02        $3.50                  4/12/02        $1,111.01
    4/15/02        $3.46                  4/15/02        $1,102.55
    4/16/02        $3.37                  4/16/02        $1,128.37
    4/17/02        $3.35                  4/17/02        $1,126.07
    4/18/02        $3.13                  4/18/02        $1,124.47
    4/19/02        $3.39                  4/19/02        $1,125.17
    4/22/02        $3.44                  4/22/02        $1,107.83
    4/23/02        $3.40                  4/23/02        $1,100.96
    4/24/02        $3.25                  4/24/02        $1,093.14
    4/25/02        $3.15                  4/25/02        $1,091.48
    4/26/02        $2.80                  4/26/02        $1,076.32
    4/29/02        $2.81                  4/29/02        $1,065.45
    4/30/02        $2.70                  4/30/02        $1,076.92
     5/1/02        $2.79                   5/1/02        $1,086.46
     5/2/02        $2.71                   5/2/02        $1,084.56
     5/3/02        $3.02                   5/3/02        $1,073.43
     5/6/02        $3.09                   5/6/02        $1,052.67
     5/7/02        $2.96                   5/7/02        $1,049.49
     5/8/02        $3.00                   5/8/02        $1,088.85
     5/9/02        $2.81                   5/9/02        $1,073.01
    5/10/02        $2.95                  5/10/02        $1,054.99
    5/13/02        $3.00                  5/13/02        $1,074.56
    5/14/02        $3.06                  5/14/02        $1,097.28
    5/15/02        $3.10                  5/15/02        $1,091.07
    5/16/02        $3.20                  5/16/02        $1,098.23
    5/17/02        $3.00                  5/17/02        $1,106.59
    5/20/02        $3.15                  5/20/02        $1,091.88
    5/21/02        $3.05                  5/21/02        $1,079.88
    5/22/02        $3.03                  5/22/02        $1,086.02
    5/23/02        $3.05                  5/23/02        $1,097.08
    5/24/02        $3.00                  5/24/02        $1,083.82
    5/28/02        $3.00                  5/28/02        $1,074.55
    5/29/02        $3.07                  5/29/02        $1,067.66
    5/30/02        $3.04                  5/30/02        $1,064.66
    5/31/02        $3.04                  5/31/02        $1,067.14
     6/3/02        $3.00                   6/3/02        $1,040.68
     6/4/02        $3.00                   6/4/02        $1,040.69
     6/5/02        $2.99                   6/5/02        $1,049.90
     6/6/02        $2.97                   6/6/02        $1,029.15
     6/7/02        $3.03                   6/7/02        $1,027.53
    6/10/02        $3.00                  6/10/02        $1,030.74
    6/11/02        $3.00                  6/11/02        $1,013.60
    6/12/02        $3.00                  6/12/02        $1,020.26
    6/13/02        $3.05                  6/13/02        $1,009.56
    6/14/02        $2.95                  6/14/02        $1,007.27
    6/17/02        $3.10                  6/17/02        $1,036.17
    6/18/02        $3.01                  6/18/02        $1,037.14
    6/19/02        $2.90                  6/19/02        $1,019.99
    6/20/02        $2.94                  6/20/02        $1,006.29
    6/21/02        $2.95                  6/21/02          $989.14
    6/24/02        $2.92                  6/24/02          $992.72
    6/25/02        $2.73                  6/25/02          $976.14
    6/26/02        $2.73                  6/26/02          $973.53
    6/27/02        $3.00                  6/27/02          $990.64
    6/28/02        $2.90                  6/28/02          $989.82
     7/1/02        $2.83                   7/1/02          $968.65
     7/2/02        $2.90                   7/2/02          $948.09
     7/3/02        $2.88                   7/3/02          $953.99
     7/5/02        $2.88                   7/5/02          $989.03
     7/8/02        $2.75                   7/8/02          $976.98
     7/9/02        $2.25                   7/9/02          $952.83
    7/10/02        $2.42                  7/10/02          $920.47
    7/11/02        $2.42                  7/11/02          $927.37
    7/12/02        $2.35                  7/12/02          $921.39
    7/15/02        $2.26                  7/15/02          $917.93
    7/16/02        $2.20                  7/16/02          $900.94
    7/17/02        $2.32                  7/17/02          $906.04
    7/18/02        $2.39                  7/18/02          $881.56
    7/19/02        $2.44                  7/19/02          $847.75
    7/22/02        $2.40                  7/22/02          $819.85
    7/23/02        $2.25                  7/23/02          $797.70
    7/24/02        $2.45                  7/24/02          $843.43
    7/25/02        $2.28                  7/25/02          $838.68
    7/26/02        $2.36                  7/26/02          $852.84
    7/29/02        $2.49                  7/29/02          $898.96
    7/30/02        $2.45                  7/30/02          $902.78
    7/31/02        $2.30                  7/31/02          $911.62
     8/1/02        $2.38                   8/1/02          $884.66
     8/2/02        $2.22                   8/2/02          $864.24
     8/5/02        $2.23                   8/5/02          $834.60
     8/6/02        $2.24                   8/6/02          $859.57
     8/7/02        $2.05                   8/7/02          $876.77
     8/8/02        $2.04                   8/8/02          $905.46
     8/9/02        $2.02                   8/9/02          $908.64
    8/12/02        $2.05                  8/12/02          $903.80
    8/13/02        $2.01                  8/13/02          $884.21
    8/14/02        $2.06                  8/14/02          $919.62
    8/15/02        $2.12                  8/15/02          $930.25
    8/16/02        $2.05                  8/16/02          $928.77
    8/19/02        $2.05                  8/19/02          $950.70
    8/20/02        $2.05                  8/20/02          $937.43
    8/21/02        $2.15                  8/21/02          $949.36
    8/22/02        $2.14                  8/22/02          $962.70
    8/23/02        $2.17                  8/23/02          $940.86
    8/26/02        $2.15                  8/26/02          $947.95
    8/27/02        $2.10                  8/27/02          $934.82
    8/28/02        $2.08                  8/28/02          $917.87
    8/29/02        $2.10                  8/29/02          $917.80
    8/30/02        $2.12                  8/30/02          $916.07
     9/3/02        $2.06                   9/3/02          $878.02
     9/4/02        $2.06                   9/4/02          $893.40
     9/5/02        $2.00                   9/5/02          $879.15
     9/6/02        $2.02                   9/6/02          $893.92
     9/9/02        $2.04                   9/9/02          $902.96
    9/10/02        $2.32                  9/10/02          $909.58
    9/11/02        $2.30                  9/11/02          $909.45
    9/12/02        $2.30                  9/12/02          $886.91
    9/13/02        $2.15                  9/13/02          $889.81
    9/16/02        $2.18                  9/16/02          $891.10
    9/17/02        $2.00                  9/17/02          $873.52
    9/18/02        $2.01                  9/18/02          $869.46
    9/19/02        $1.98                  9/19/02          $843.32
    9/20/02        $1.65                  9/20/02          $845.39
    9/23/02        $1.74                  9/23/02          $833.70
    9/24/02        $1.65                  9/24/02          $819.29
    9/25/02        $1.79                  9/25/02          $839.66
    9/26/02        $1.84                  9/26/02          $854.95
    9/27/02        $1.45                  9/27/02          $827.37
    9/30/02        $1.18                  9/30/02          $815.28
    10/1/02        $1.11                  10/1/02          $847.91
    10/2/02        $1.20                  10/2/02          $827.91
    10/3/02        $1.08                  10/3/02          $818.95
    10/4/02        $1.05                  10/4/02          $800.58
    10/7/02        $0.98                  10/7/02          $785.28
    10/8/02        $0.90                  10/8/02          $798.55
    10/9/02        $0.93                  10/9/02          $776.76
   10/10/02        $0.95                 10/10/02          $803.92
   10/11/02        $1.00                 10/11/02          $835.32
   10/14/02        $1.19                 10/14/02          $841.44
   10/15/02        $1.14                 10/15/02          $881.27
   10/16/02        $1.17                 10/16/02          $860.02
   10/17/02        $1.17                 10/17/02          $879.20
   10/18/02        $1.10                 10/18/02          $884.39
   10/21/02        $1.12                 10/21/02          $899.72
   10/22/02        $1.36                 10/22/02          $890.16
   10/23/02        $1.49                 10/23/02          $896.14
   10/24/02        $1.41                 10/24/02          $882.50
   10/25/02        $1.32                 10/25/02          $897.65
   10/28/02        $1.49                 10/28/02          $890.23
   10/29/02        $1.65                 10/29/02          $882.15
   10/30/02        $1.65                 10/30/02          $890.71
   10/31/02        $1.60                 10/31/02          $885.76
    11/1/02        $1.45                  11/1/02          $900.96
    11/4/02        $1.45                  11/4/02          $908.35
    11/5/02        $1.63                  11/5/02          $915.39
    11/6/02        $1.55                  11/6/02          $923.76
    11/7/02        $1.60                  11/7/02          $902.65
    11/8/02        $1.60                  11/8/02          $894.74
   11/11/02        $1.75                 11/11/02          $876.19
   11/12/02        $1.69                 11/12/02          $882.95
   11/13/02        $1.50                 11/13/02          $882.53
   11/14/02        $1.53                 11/14/02          $904.27
   11/15/02        $1.49                 11/15/02          $909.83
   11/18/02        $1.74                 11/18/02          $900.36
   11/19/02        $1.80                 11/19/02          $896.74
   11/20/02        $1.82                 11/20/02          $914.15
   11/21/02        $1.88                 11/21/02          $933.76
   11/22/02        $1.95                 11/22/02          $930.55
   11/25/02        $2.12                 11/25/02          $932.87
   11/26/02        $1.57                 11/26/02          $913.31
   11/27/02        $1.55                 11/27/02          $938.87
   11/29/02        $1.70                 11/29/02          $936.31
    12/2/02        $1.69                  12/2/02          $934.53
    12/3/02        $1.50                  12/3/02          $920.75
    12/4/02        $1.44                  12/4/02          $917.58
    12/5/02        $1.43                  12/5/02          $906.55
    12/6/02        $1.42                  12/6/02          $912.23
    12/9/02        $1.34                  12/9/02          $892.00
   12/10/02        $1.29                 12/10/02          $904.45
   12/11/02        $1.41                 12/11/02          $904.96
   12/12/02        $1.35                 12/12/02          $901.58
   12/13/02        $1.33                 12/13/02          $889.48
   12/16/02        $1.40                 12/16/02          $910.40
   12/17/02        $1.30                 12/17/02          $902.99
   12/18/02        $1.23                 12/18/02          $891.12
   12/19/02        $1.25                 12/19/02          $884.25
   12/20/02        $1.19                 12/20/02          $895.76
   12/23/02        $1.28                 12/23/02          $897.38
   12/24/02        $1.31                 12/24/02          $892.47
   12/26/02        $1.22                 12/26/02          $889.66
   12/27/02        $1.15                 12/27/02          $875.40
   12/30/02        $1.32                 12/30/02          $879.39
   12/31/02        $1.16                 12/31/02          $879.82
     1/2/03        $1.30                   1/2/03          $909.03
     1/3/03        $1.25                   1/3/03          $908.59
     1/6/03        $1.25                   1/6/03          $929.01
     1/7/03        $1.30                   1/7/03          $922.93
     1/8/03        $1.27                   1/8/03          $909.93
     1/9/03        $1.28                   1/9/03          $927.57
    1/10/03        $1.25                  1/10/03          $927.57
    1/13/03        $1.00                  1/13/03          $926.26
    1/14/03        $1.01                  1/14/03          $931.66
    1/15/03        $1.11                  1/15/03          $918.22
    1/16/03        $1.09                  1/16/03          $914.60
    1/17/03        $1.03                  1/17/03          $901.78
    1/21/03        $1.05                  1/21/03          $887.62
    1/22/03        $1.04                  1/22/03          $878.36
    1/23/03        $1.05                  1/23/03          $887.34
    1/24/03        $0.99                  1/24/03          $861.40
    1/27/03        $0.99                  1/27/03          $847.48
    1/28/03        $1.00                  1/28/03          $858.54
    1/29/03        $1.00                  1/29/03          $864.36
    1/30/03        $1.00                  1/30/03          $844.61
    1/31/03        $1.00                  1/31/03          $855.70
     2/3/03        $0.99                   2/3/03          $860.32


                             LTM FINANCIAL SUMMARY

($ in millions, except per share data)

STOCK PRICE:                $1.00
ENTERPRISE VALUE ("EV"):    $71.2
REVENUE:                   $333.7
EBITDA:                   $(60.7)
EV / REVENUE:               0.21x
EV / EBITDA:                   NM

                               BUSINESS OVERVIEW

FRANKLIN COVEY CO. provides integrated training and performance enhancement solutions to organizations and individuals in productivity, leadership, sales, communication, and other areas. Each integrated solution may include components for training and consulting, assessment, and other application tools that are generally available in electronic or paper-based formats. The company's products and services are available through professional consulting services, public workshops, retail stores, catalogs and the Internet (franklincovey.com). Its offerings include the Franklin Planner, its productivity workshop entitled "What Matters Most", and courses based on the book, The 7 Habits of Highly Effective People. Franklin has two business segments: the Consumer Strategic Business Unit and the Organizational Strategic Business Unit.

                              RECENT M&A ACTIVITY

o NOVEMBER 2001: sold its Premier School Agendas division to School Specialty Inc. for $156.5 million


                                      B-6                     DUFF & PHELPS, LLC

THOMAS NELSON, INC. (TNM)
--------------------------------------------------------------------------------

                   Daily Stock Price Chart vs. S&P 500 Index
                     (February 4, 2002 - February 3, 2003)

               (The following table sets forth in tabular format
                   information in a line graph on this page)

Thomas Nelson, Inc. (TNM)
(2/4/2002 to 2/3/2003)

Thomas Nelson, Inc. (TNM)                  S&P Index ($INX)
------------------------               ------------------------
       Daily Prices                         Daily Prices
     DATE      CLOSE                    DATE            CLOSE
     ----      -----                    ----            -----
     2/4/02    $11.50                   2/4/02        $1,094.44
     2/5/02    $10.75                   2/5/02        $1,090.02
     2/6/02     $9.98                   2/6/02        $1,083.51
     2/7/02    $10.19                   2/7/02        $1,080.17
     2/8/02    $10.63                   2/8/02        $1,096.22
    2/11/02    $10.95                  2/11/02        $1,111.94
    2/12/02    $11.30                  2/12/02        $1,107.50
    2/13/02    $11.30                  2/13/02        $1,118.51
    2/14/02    $11.30                  2/14/02        $1,116.48
    2/15/02    $12.00                  2/15/02        $1,104.18
    2/19/02    $11.85                  2/19/02        $1,083.34
    2/20/02    $11.80                  2/20/02        $1,097.98
    2/21/02    $11.60                  2/21/02        $1,080.95
    2/22/02    $11.65                  2/22/02        $1,089.84
    2/25/02    $11.60                  2/25/02        $1,109.43
    2/26/02    $11.93                  2/26/02        $1,109.38
    2/27/02    $11.97                  2/27/02        $1,109.89
    2/28/02    $12.00                  2/28/02        $1,106.73
     3/1/02    $12.00                   3/1/02        $1,131.78
     3/4/02    $11.75                   3/4/02        $1,153.84
     3/5/02    $11.39                   3/5/02        $1,146.14
     3/6/02    $11.38                   3/6/02        $1,162.77
     3/7/02    $11.90                   3/7/02        $1,157.54
     3/8/02    $11.98                   3/8/02        $1,164.31
    3/11/02    $11.80                  3/11/02        $1,168.26
    3/12/02    $12.40                  3/12/02        $1,165.58
    3/13/02    $11.25                  3/13/02        $1,154.09
    3/14/02    $11.54                  3/14/02        $1,153.04
    3/15/02    $11.40                  3/15/02        $1,166.16
    3/18/02    $11.95                  3/18/02        $1,165.55
    3/19/02    $11.71                  3/19/02        $1,170.29
    3/20/02    $11.88                  3/20/02        $1,151.85
    3/21/02    $12.00                  3/21/02        $1,153.59
    3/22/02    $12.06                  3/22/02        $1,148.70
    3/25/02    $11.96                  3/25/02        $1,131.87
    3/26/02    $12.00                  3/26/02        $1,138.49
    3/27/02    $11.92                  3/27/02        $1,144.58
    3/28/02    $12.15                  3/28/02        $1,147.39
     4/1/02    $12.10                   4/1/02        $1,146.54
     4/2/02    $12.05                   4/2/02        $1,136.76
     4/3/02    $12.20                   4/3/02        $1,125.40
     4/4/02    $12.26                   4/4/02        $1,126.34
     4/5/02    $12.23                   4/5/02        $1,122.73
     4/8/02    $12.49                   4/8/02        $1,125.29
     4/9/02    $12.84                   4/9/02        $1,117.80
    4/10/02    $13.00                  4/10/02        $1,130.47
    4/11/02    $12.68                  4/11/02        $1,103.69
    4/12/02    $12.54                  4/12/02        $1,111.01
    4/15/02    $12.50                  4/15/02        $1,102.55
    4/16/02    $12.26                  4/16/02        $1,128.37
    4/17/02    $12.34                  4/17/02        $1,126.07
    4/18/02    $12.41                  4/18/02        $1,124.47
    4/19/02    $12.63                  4/19/02        $1,125.17
    4/22/02    $12.70                  4/22/02        $1,107.83
    4/23/02    $12.76                  4/23/02        $1,100.96
    4/24/02    $12.90                  4/24/02        $1,093.14
    4/25/02    $12.92                  4/25/02        $1,091.48
    4/26/02    $12.68                  4/26/02        $1,076.32
    4/29/02    $12.51                  4/29/02        $1,065.45
    4/30/02    $12.68                  4/30/02        $1,076.92
     5/1/02    $12.76                   5/1/02        $1,086.46
     5/2/02    $12.99                   5/2/02        $1,084.56
     5/3/02    $13.45                   5/3/02        $1,073.43
     5/6/02    $13.46                   5/6/02        $1,052.67
     5/7/02    $13.19                   5/7/02        $1,049.49
     5/8/02    $13.12                   5/8/02        $1,088.85
     5/9/02    $12.95                   5/9/02        $1,073.01
    5/10/02    $13.03                  5/10/02        $1,054.99
    5/13/02    $12.85                  5/13/02        $1,074.56
    5/14/02    $12.94                  5/14/02        $1,097.28
    5/15/02    $13.15                  5/15/02        $1,091.07
    5/16/02    $13.40                  5/16/02        $1,098.23
    5/17/02    $13.80                  5/17/02        $1,106.59
    5/20/02    $13.59                  5/20/02        $1,091.88
    5/21/02    $13.19                  5/21/02        $1,079.88
    5/22/02    $13.23                  5/22/02        $1,086.02
    5/23/02    $13.71                  5/23/02        $1,097.08
    5/24/02    $13.60                  5/24/02        $1,083.82
    5/28/02    $13.60                  5/28/02        $1,074.55
    5/29/02    $13.60                  5/29/02        $1,067.66
    5/30/02    $13.50                  5/30/02        $1,064.66
    5/31/02    $13.05                  5/31/02        $1,067.14
     6/3/02    $12.85                   6/3/02        $1,040.68
     6/4/02    $12.83                   6/4/02        $1,040.69
     6/5/02    $12.89                   6/5/02        $1,049.90
     6/6/02    $12.90                   6/6/02        $1,029.15
     6/7/02    $12.90                   6/7/02        $1,027.53
    6/10/02    $12.46                  6/10/02        $1,030.74
    6/11/02    $12.16                  6/11/02        $1,013.60
    6/12/02    $12.15                  6/12/02        $1,020.26
    6/13/02    $12.33                  6/13/02        $1,009.56
    6/14/02    $12.26                  6/14/02        $1,007.27
    6/17/02    $12.13                  6/17/02        $1,036.17
    6/18/02    $12.20                  6/18/02        $1,037.14
    6/19/02    $12.22                  6/19/02        $1,019.99
    6/20/02    $11.90                  6/20/02        $1,006.29
    6/21/02    $10.40                  6/21/02          $989.14
    6/24/02    $10.40                  6/24/02          $992.72
    6/25/02    $10.29                  6/25/02          $976.14
    6/26/02    $11.30                  6/26/02          $973.53
    6/27/02    $12.00                  6/27/02          $990.64
    6/28/02    $10.56                  6/28/02          $989.82
     7/1/02    $10.66                   7/1/02          $968.65
     7/2/02    $10.57                   7/2/02          $948.09
     7/3/02    $10.57                   7/3/02          $953.99
     7/5/02    $10.79                   7/5/02          $989.03
     7/8/02    $10.80                   7/8/02          $976.98
     7/9/02    $10.80                   7/9/02          $952.83
    7/10/02    $11.28                  7/10/02          $920.47
    7/11/02    $12.11                  7/11/02          $927.37
    7/12/02    $12.25                  7/12/02          $921.39
    7/15/02    $12.11                  7/15/02          $917.93
    7/16/02    $12.10                  7/16/02          $900.94
    7/17/02    $12.32                  7/17/02          $906.04
    7/18/02    $12.60                  7/18/02          $881.56
    7/19/02    $12.70                  7/19/02          $847.75
    7/22/02    $12.38                  7/22/02          $819.85
    7/23/02    $11.80                  7/23/02          $797.70
    7/24/02    $12.25                  7/24/02          $843.43
    7/25/02    $12.40                  7/25/02          $838.68
    7/26/02    $12.79                  7/26/02          $852.84
    7/29/02    $12.89                  7/29/02          $898.96
    7/30/02    $12.83                  7/30/02          $902.78
    7/31/02    $12.55                  7/31/02          $911.62
     8/1/02    $12.60                   8/1/02          $884.66
     8/2/02    $12.68                   8/2/02          $864.24
     8/5/02    $12.25                   8/5/02          $834.60
     8/6/02    $12.49                   8/6/02          $859.57
     8/7/02    $12.50                   8/7/02          $876.77
     8/8/02    $12.54                   8/8/02          $905.46
     8/9/02    $12.50                   8/9/02          $908.64
    8/12/02    $12.72                  8/12/02          $903.80
    8/13/02    $12.50                  8/13/02          $884.21
    8/14/02    $12.81                  8/14/02          $919.62
    8/15/02    $13.16                  8/15/02          $930.25
    8/16/02    $13.50                  8/16/02          $928.77
    8/19/02    $13.56                  8/19/02          $950.70
    8/20/02    $13.57                  8/20/02          $937.43
    8/21/02    $13.30                  8/21/02          $949.36
    8/22/02    $13.27                  8/22/02          $962.70
    8/23/02    $12.85                  8/23/02          $940.86
    8/26/02    $13.29                  8/26/02          $947.95
    8/27/02    $12.32                  8/27/02          $934.82
    8/28/02    $11.80                  8/28/02          $917.87
    8/29/02    $11.25                  8/29/02          $917.80
    8/30/02    $10.60                  8/30/02          $916.07
     9/3/02    $10.48                   9/3/02          $878.02
     9/4/02    $10.55                   9/4/02          $893.40
     9/5/02    $10.40                   9/5/02          $879.15
     9/6/02    $10.60                   9/6/02          $893.92
     9/9/02    $10.58                   9/9/02          $902.96
    9/10/02    $10.43                  9/10/02          $909.58
    9/11/02    $10.20                  9/11/02          $909.45
    9/12/02    $10.00                  9/12/02          $886.91
    9/13/02     $9.99                  9/13/02          $889.81
    9/16/02    $10.10                  9/16/02          $891.10
    9/17/02     $9.90                  9/17/02          $873.52
    9/18/02     $9.95                  9/18/02          $869.46
    9/19/02     $9.50                  9/19/02          $843.32
    9/20/02     $9.14                  9/20/02          $845.39
    9/23/02     $9.00                  9/23/02          $833.70
    9/24/02     $9.00                  9/24/02          $819.29
    9/25/02     $9.15                  9/25/02          $839.66
    9/26/02     $9.55                  9/26/02          $854.95
    9/27/02     $9.20                  9/27/02          $827.37
    9/30/02     $8.80                  9/30/02          $815.28
    10/1/02     $8.35                  10/1/02          $847.91
    10/2/02     $8.07                  10/2/02          $827.91
    10/3/02     $7.78                  10/3/02          $818.95
    10/4/02     $7.07                  10/4/02          $800.58
    10/7/02     $6.85                  10/7/02          $785.28
    10/8/02     $6.25                  10/8/02          $798.55
    10/9/02     $5.32                  10/9/02          $776.76
   10/10/02     $5.24                 10/10/02          $803.92
   10/11/02     $5.52                 10/11/02          $835.32
   10/14/02     $5.96                 10/14/02          $841.44
   10/15/02     $7.10                 10/15/02          $881.27
   10/16/02     $7.00                 10/16/02          $860.02
   10/17/02     $7.40                 10/17/02          $879.20
   10/18/02     $7.40                 10/18/02          $884.39
   10/21/02     $7.66                 10/21/02          $899.72
   10/22/02     $7.75                 10/22/02          $890.16
   10/23/02     $7.81                 10/23/02          $896.14
   10/24/02     $7.99                 10/24/02          $882.50
   10/25/02     $7.70                 10/25/02          $897.65
   10/28/02     $7.75                 10/28/02          $890.23
   10/29/02     $7.87                 10/29/02          $882.15
   10/30/02     $7.87                 10/30/02          $890.71
   10/31/02     $8.00                 10/31/02          $885.76
    11/1/02     $8.35                  11/1/02          $900.96
    11/4/02     $8.52                  11/4/02          $908.35
    11/5/02     $8.90                  11/5/02          $915.39
    11/6/02     $9.17                  11/6/02          $923.76
    11/7/02     $9.18                  11/7/02          $902.65
    11/8/02     $9.51                  11/8/02          $894.74
   11/11/02     $8.60                 11/11/02          $876.19
   11/12/02     $8.64                 11/12/02          $882.95
   11/13/02     $9.10                 11/13/02          $882.53
   11/14/02     $9.11                 11/14/02          $904.27
   11/15/02     $9.41                 11/15/02          $909.83
   11/18/02     $9.20                 11/18/02          $900.36
   11/19/02     $8.84                 11/19/02          $896.74
   11/20/02     $9.47                 11/20/02          $914.15
   11/21/02     $9.64                 11/21/02          $933.76
   11/22/02     $9.15                 11/22/02          $930.55
   11/25/02     $8.57                 11/25/02          $932.87
   11/26/02     $8.13                 11/26/02          $913.31
   11/27/02     $8.38                 11/27/02          $938.87
   11/29/02     $8.20                 11/29/02          $936.31
    12/2/02     $8.20                  12/2/02          $934.53
    12/3/02     $8.25                  12/3/02          $920.75
    12/4/02     $8.70                  12/4/02          $917.58
    12/5/02     $8.68                  12/5/02          $906.55
    12/6/02     $8.69                  12/6/02          $912.23
    12/9/02     $8.53                  12/9/02          $892.00
   12/10/02     $8.49                 12/10/02          $904.45
   12/11/02     $8.20                 12/11/02          $904.96
   12/12/02     $8.32                 12/12/02          $901.58
   12/13/02     $8.22                 12/13/02          $889.48
   12/16/02     $8.40                 12/16/02          $910.40
   12/17/02     $8.45                 12/17/02          $902.99
   12/18/02     $8.58                 12/18/02          $891.12
   12/19/02     $8.68                 12/19/02          $884.25
   12/20/02     $9.02                 12/20/02          $895.76
   12/23/02     $9.43                 12/23/02          $897.38
   12/24/02     $9.69                 12/24/02          $892.47
   12/26/02     $9.86                 12/26/02          $889.66
   12/27/02    $10.07                 12/27/02          $875.40
   12/30/02    $10.46                 12/30/02          $879.39
   12/31/02    $10.02                 12/31/02          $879.82
     1/2/03    $10.00                   1/2/03          $909.03
     1/3/03    $10.03                   1/3/03          $908.59
     1/6/03    $10.31                   1/6/03          $929.01
     1/7/03    $10.45                   1/7/03          $922.93
     1/8/03    $10.40                   1/8/03          $909.93
     1/9/03    $10.45                   1/9/03          $927.57
    1/10/03    $11.15                  1/10/03          $927.57
    1/13/03    $11.12                  1/13/03          $926.26
    1/14/03    $11.29                  1/14/03          $931.66
    1/15/03    $10.49                  1/15/03          $918.22
    1/16/03    $10.70                  1/16/03          $914.60
    1/17/03    $10.40                  1/17/03          $901.78
    1/21/03    $10.30                  1/21/03          $887.62
    1/22/03    $10.21                  1/22/03          $878.36
    1/23/03    $10.26                  1/23/03          $887.34
    1/24/03    $10.07                  1/24/03          $861.40
    1/27/03    $10.02                  1/27/03          $847.48
    1/28/03     $9.95                  1/28/03          $858.54
    1/29/03    $10.00                  1/29/03          $864.36
    1/30/03     $9.71                  1/30/03          $844.61
    1/31/03    $10.10                  1/31/03          $855.70
     2/3/03     $9.96                   2/3/03          $860.32


                             LTM FINANCIAL SUMMARY

($ in millions, except per share data)

STOCK PRICE:                $9.84
ENTERPRISE VALUE ("EV"):   $189.0
REVENUE:                   $214.7
EBITDA:                     $19.5
EV / REVENUE:               0.88x
EV / EBITDA:                9.71x

                               BUSINESS OVERVIEW

THOMAS NELSON, INC. is a publisher, producer and distributor of books emphasizing Christian, inspirational, and family value themes, and is a commercial publisher of the Bible in English language translations. The company is also a publisher of Christian and inspirational books in the United States. The company's book publishing division publishes and distributes hardcover and trade paperback books emphasizing Christian, inspirational, and family value themes. Books are published by Thomas Nelson under several imprints, including Thomas Nelson, W Publishing, J. Countryman, Tommy Nelson, Rutledge Hill Press, and Cool Springs Press. The books generally consist of inspirational, trade, gift, children's, and reference books emphasizing Christian and family value themes.

                              RECENT M&A ACTIVITY

o OCTOBER 2001: sold its C.R. Gibson division to CRG Acquisition Group for an undisclosed amount

o        DECEMBER 1999: acquired Rutledge Hill Press for an undisclosed amount


                                      B-7                     DUFF & PHELPS, LLC


                                PROJECT INSPIRE
                        Comparable Transactions Analysis
                      January 1, 2001 to February 4, 2003
                                ($ in millions)


Date                                                                             Enterprise  Target LTM  Target LTM  EV/LTM   EV/LTM
Announced  Target Name       Target Business Description     Acquirer Name      Value ("EV")   Revenue     EBITDA   Revenue   EBITDA
Nov-02     Pleasure Time     Sales management organization   Mount Real Corp         NA           NA           NA      NA       NA
           Readers Service   that specializes in magazine
           Inc               subscription services

Nov-02     Entertainment     Markets coupon books,           USA Interactive       $370.0         NA           NA      NA       NA
           Publications      discounts, and merchant
           Inc               promotions

Nov-02     MDI               Creates, markets, and           Scientific Games       $34.9         NA           NA      NA       NA
           Entertainment     implements entertainment        Corporation
           Inc               promotions for the lottery
                             industry

Nov-02     Staniforth        Advertising services.           TBWA International      NA           NA           NA      NA       NA
           Communications
           Ltd

Nov-02     The Get Real      Youth marketing agency          Campus Media Plc        NA           $3.0         NA      NA       NA
           Marketing Co      dedicated to building
           Ltd               belief in brands amongst
                             youth and student consumers.

Nov-02     Potpourri         Publishes the Potpourri,        Linsalata Capital       NA           NA           NA      NA       NA
           Holdings Inc      expressions and Back in the     Partners
                             Saddle gift/home catalogs and
                             Stitchery and Counted Cross
                             Stitch needlecraft catalogs.

Nov-02     Dimar Group       Leading full-service direct     TPG NV                  NA           $9.1         NA      NA       NA
           (60%)             marketing provider.

Nov-02     Select Line       Marketing of holiday            World Travel            NA           NA           NA      NA       NA
           Holidays Ltd      accommodation.                  Holdings Plc

Oct-02     Crystal Creative  Manufacturer and distributor    CSS Industries Inc     $22.8         NA           NA      NA       NA
           Products Inc      of consumer convenience gift
                             wrap products

Oct-02     Flowers USA       Retails flowers and gifts       FTD Inc                 NA           NA           NA      NA       NA

Sep-02     Kerry's Etcetera  Offers a full line of ceramic   Wilson Brothers         NA           NA           NA      NA       NA
                             mugs, glassware, awards,        USA Inc
                             candles and food gifts

Sep-02     BEN Marketing     Operates a promotional          WPP Group Plc           NA           NA           NA      NA       NA
           Group             marketing agency

Aug-02     Sally             Distributes a wide range of     S&S Worldwide           NA           NA           NA      NA       NA
           Distributors      toys and novelties, customers
                             include stores, restaurants,
                             and amusement centers, as well
                             as institutional buyers such
                             as schools, hospitals and
                             religious organizations

Jul-02     MPM Holding Inc   Media placement and promotions  Alloy Inc              $48.0         NA           NA      NA       NA
                             company targeting niche
                             markets, including multi-
                             cultural and college markets

Jul-02     Marketcraft Corp  Trade show company              MICE North America      NA           NA           NA      NA       NA
                                                             Inc

Jul-02     Flowers Direct    Direct marketer of floral       FTD Inc / FTD.com       NA           NA           NA      NA       NA
           LLP               products and specialty gifts    Inc

Jun-02     Kahler & Co Inc   Focuses on non-media            Ayres Advertising       NA           NA           NA      NA       NA
                             advertising such as brochures,  & Marketing
                             sales aids, videos and signs

Jun-02     Trevco Trading    Designs and distributes         Action Performance      NA           NA           NA      NA       NA
           Corp              gift items and ornaments        Co
                             to retail chains.

Jun-02     Quick Pak Inc     Provides promotional            Multi-Color Corp        NA           NA           NA      NA       NA
                             packaging, assembling, and
                             fulfillment services to
                             health and beauty
                             companies, consumer product
                             manufacturers, and national
                             retailers


Source: Commscan                      C-1                     DUFF & PHELPS, LLC


                                PROJECT INSPIRE
                        Comparable Transactions Analysis
                      January 1, 2001 to February 4, 2003
                                ($ in millions)


Date                                                                             Enterprise  Target LTM  Target LTM  EV/LTM   EV/LTM
Announced  Target Name       Target Business Description     Acquirer Name      Value ("EV")   Revenue     EBITDA   Revenue   EBITDA

May-02     Upshot            Promotional marketing agency    Equity Marketing Inc   $10.3         NA           NA      NA       NA

May-02     CBK Ltd LLC       Manufactures, designs, and      Blyth Inc              $54.3         NA           NA      NA       NA
                             sells everyday giftware and
                             home decor products

May-02     Feibra AG (75%)   Distributor of mail and         Oesterreichische        NA           NA           NA      NA       NA
                             advertising material.           Post AG

May-02     Popcorn Factory   Direct marketer of popcorn      1-800-Flowers.com      $12.4         NA           NA      NA       NA
           Inc               and other food gifts,           Inc
                             including chocolates, cookies,
                             and other confections

May-02     TVK Polska        Marketing and selling of        Tiszai Vegyi
           (47.5%)           petrochemical products.         Kombinat Rt             NA           NA           NA      NA       NA

May-02     Stravina          Supplier of novelty items in    Blue Capital            NA           NA           NA      NA       NA
           Operating Co      North America                   Management LLC
           LLC

May-02     Gift Check        Provides paper-and electronic-  Ceridian Corp (NEW)/    NA           NA           NA      NA       NA
           Solutions         based gift products and         Comdata Corp /
           (Minority stake)  services, also manages the      Stored Value
                             creation, processing, printing  Systems Inc
                             and fulfillment of gift
                             certificates and gift cards.
                             Offers hosted e-commerce
                             services for online gift
                             certificate ordering

Apr-02     Innovative        Manufactures, sells and         Med Gen Inc             NA           NA           NA      NA       NA
           Chemical Corp     licenses products that promote
                             a healthy lifestyle

Mar-02     Service           Specialty retailer focusing on  Investors             $158.6     $1,151.7       ($9.9)  0.14x      NM
           Merchandise Co    fine jewelry, products for the
           Inc               home, and gifts

Feb-02     Direction Ltd     Involved in direct marketing    DDFH&B Ltd              NA           NA           NA      NA       NA
                             and sales

Feb-02     Data One          Direct mail marketer and a      Naviant Inc             NA           NA           NA      NA       NA
           Marketing Inc     nationwide wholesale
                             clearinghouse of business
                             and consumer data

Feb-02     Ad Play (87.5%)   Online direct marketing         Finance Net SA          NA           $0.7         NA      NA       NA
                             company.

Feb-02     Upstream Asia     Provider of marketing and       Kingsbury-Adams         NA           NA           NA      NA       NA
           Ltd (Stake%)      media consultancy services.

Feb-02     Frequency         Advertising services company    Alliance Data           NA           NA           NA      NA       NA
           Marketing Inc     that specializes in loyalty     Systems Corp
                             marketing advertising services

Feb-02     Promotions.com    Provides Internet promotion     iVillage Inc            $3.5        $11.2         NM    0.31x      NA
           Inc               solutions to marketers,
                             promotion agencies, and
                             promotion experts worldwide

Feb-02     Monogram          Manufacturer and marketer       V2 Development Co.      $9.8        $24.0         NA     .41x      NA
           International     of gift novelty and souvenir    Ltd.
           (Toymax           products.
           International)

Feb-02     Espotting Media   Performance based advertising   Investor Group          NA           NA           NA      NA       NA
           (UK) Ltd          network where advertisers bid
           (Stake%)          for position across our
                             affiliate network which
                             includes Yahoo! Europe, Ask
                             Jeeves, easyInternet cafes,
                             UK Plus and many more.


Source: Commscan                      C-2                     DUFF & PHELPS, LLC


                                PROJECT INSPIRE
                        Comparable Transactions Analysis
                      January 1, 2001 to February 4, 2003
                                ($ in millions)


Date                                                                             Enterprise  Target LTM  Target LTM  EV/LTM   EV/LTM
Announced  Target Name       Target Business Description     Acquirer Name      Value ("EV")   Revenue     EBITDA   Revenue   EBITDA

Feb-02     CM Offray & Son,  Manufactures and sells          CSS Industries, Inc.   $45.0        $99.0         NA    0.45x      NA
           Inc.              decorative ribbon products,
                             floral accessories, and narrow
                             fabrics.

Feb-02     Fort USA          Produces a variety of           Dyna Group              $1.3         $5.0         NA     .26x      NA
                             licensed souvenir and           International
                             gift products.

Feb-02     Prophet (30%      Consulting firm dedicated       Dentsu Inc.             NA           NA           NA      NA       NA
           stake)            to brand strategies, in a
                             bid to boost branding services
                             for its clients

Feb-02     Greenfield        Provides marketing research     Taylor Nelson           NA           NA           NA      NA       NA
           Online Inc        using the Internet              Sofres Group
           (Research
           division)

Feb-02     IQ Commerce       Provides interactive            NewWorld Commerce       NA           NA           NA      NA       NA
                             promotion, direct marketing
                             and database solutions

Feb-02     Fort USA Inc      Produces a variety of souvenir  Dyna Group              $1.3         NA           NA      NA       NA
                             and gift products               International


Feb-02     ad 2-one UK       Online ad sales house.          The Button              NA           NA           NA      NA       NA
           Ltd (80%)                                         Communications
                                                             Group Ltd

Feb-02     Consumer Direct   Operates call centers           Blue Star Coffee Inc    NA           NA           NA      NA       NA
           Of America        nationwide that provide
                             direct marketing services

Jan-02     Cadmus            Provides printing, publishing   Emergence Inc           NA           NA           NA      NA       NA
           Communications    and graphic arts services,
           Corp. (cadmus     including periodical
           creative          production, promotional and
           marketing         financial printing and direct
           division)         marketing services; and offers
                             specialty packaging.

Jan-02     Halo Canada,      Promotional products and        Ford Motor Company      NA           NA           NA      NA       NA
           Inc               brand marketing company.

Jan-02     Vertical Mix      Provides integrated sales       CSS Steller Plc         NA           NA           NA      NA       NA
           Marketing Inc     and marketing solutions
                             with industry concentrations
                             in media, entertainment,
                             communications, technology,
                             interactive and services
                             through four divisions:
                             Promotion Development Group,
                             Alpha Interactive Marketing,
                             The Alliance Group, and
                             SoHo Merchandising

Jan-02     The Mobile        SMS marketing firm.             Pricewaterhouse         NA           NA           NA      NA       NA
           Channel Ltd                                       Coopers
           (Stake%)

Jan-02     Gift Card         Provides stored-value gift      First Data Corp         NA           NA           NA      NA       NA
           Services Inc      cards to retailers

Jan-02     National          An integrated direct response   Cross Media             NA           NA           NA      NA       NA
           Syndications      marketer of consumer goods      Marketing Corp
           Inc

Jan-02     Cozint            Marketing services company      United Business         NA           NA           NA      NA       NA
                             that focuses on providing the   Media Plc
                             pharmaceutical and biotech-
                             nology industries with on-
                             demand collection, processing
                             and high-quality information
                             via the Web

Jan-02     Maximum Coverage  Advertising agency that offers  Havas Advertising SA    NA           NA           NA      NA       NA
           Media             a range of services.
           (majority stake)


Source: Commscan                      C-3                     DUFF & PHELPS, LLC


                                PROJECT INSPIRE
                        Comparable Transactions Analysis
                      January 1, 2001 to February 4, 2003
                                ($ in millions)


Date                                                                             Enterprise  Target LTM  Target LTM  EV/LTM   EV/LTM
Announced  Target Name       Target Business Description     Acquirer Name      Value ("EV")   Revenue     EBITDA   Revenue   EBITDA

Jan-02     ExSample Media    Direct marketing company.       Wegener NV              NA           $4.5         NA      NA       NA
           BV (57%)

Jan-02     Art+Com           Virtual Reality marketing.      Undisclosed Bidder      NA           NA           NA      NA       NA
           Medientech-
           nologie and
           Gestaltung AG
           (51%)

Dec-01     Next Inc          Designs, develops, markets,     Sporting Magic Inc      $2.9         NA           NA      NA       NA
                             and distributes branded
                             promotional products and
                             imprinted sportswear

Dec-01     Regal Greetings   Circulates catalogs to promote  Dreamlife, Inc         $40.0         NA           NA      NA       NA
           & Gifts           its product categories
           (Division of      including home decorative,
           MDC Corp.)        stationery, and accessories.

Dec-01     Recognition       Manufactures recognition        Midwest Trophy          $4.0        $58.9         NA     .07x      NA
           Business of       products.
           Josten's, Inc.

Nov-01     Premier School    Manufactures school supplies,   School Specialty Inc. $156.5         NA           NA      NA       NA
           Agendas           including agendas.
           (Franklin Covey
           Co.)

Sep-01     Axis Corporation  Designs, imports, and retails   Department 56         $20.0          NA           NA      NA       NA
                             porcelain dolls and plush
                             items.

Sep-01     Walter Drake,     Catalog gift company.           Brecon Capital          NA           NA           NA      NA       NA
           Inc.

Aug-01     Play By Play      Sells gifts and souvenirs.      Giftco, Inc.            NA           NA           NA      NA       NA
           Toys &
           Novelties, Inc.

Jul-01     Promotional       Involved in providing           Willow Creek            NA           NA           NA      NA       NA
           Products          recognition awards and          Exploration
           International     promoting advertising
           Corp.             products.

Jun-01     Wood Associates   Distributor of custom           Iprint                  NA           NA           NA      NA       NA
                             imprinted promotional items.    Technologies, Inc.

Jun-01     Improvements      Markets products through        USA Networks, Inc.     $33.4         NA           NA      NA       NA
           (Hanover          catalogs
           Direct)

Jun-01     Miles Kimball     Mail order retailer of          Sun Capital Part-       NA         $140.0         NA      NA       NA
           Company           gift merchandise.               ners, Inc./CIT
                                                             Merchant Banking

May-01     Curtis Rand       Online distributor of           Executive Greetings,    NA           NA           NA      NA       NA
           Industries,       promotional products.           Inc.
           Inc.

Apr-01     Tye-Sil           Provides gift wrap and          CSS Industries, Inc.   $12.1         NA           NA      NA       NA
           Corporation Ltd.  accessories.

Apr-01     J&T Imagination   Designer of high quality        The Boyds Collections   NA           NA           NA      NA       NA
                             Christmas gifts and holiday
                             collectibles.

Apr-01     Midwest of        Wholesale designer of holiday,  Blyth, Inc             $55.0         NA           NA      NA       NA
           Cannon Falls,     seasonal and home decorative
           Inc.              products in the giftware
                             industry.

Feb-01     Discovery Toys    Direct-sells educational toys,  Eos International,     $34.1        $40.1        $0.3   0.85x      NM
                             books, games, and software      Inc.
                             for children

Jan-01     Simon Worldwide,  Corporate catalog and ad        Gemini Investors       $14.0       $130.9         NA     .11x      NA
           formerly Cyrk,    specialty.
           Inc. (Corporate
           Promotions Group)


Source: Commscan                      C-4                     DUFF & PHELPS, LLC


                                PROJECT INSPIRE
                        Comparable Transactions Analysis
                      January 1, 2001 to February 4, 2003
                                ($ in millions)


Date                                                                             Enterprise  Target LTM  Target LTM  EV/LTM   EV/LTM
Announced  Target Name       Target Business Description     Acquirer Name      Value ("EV")   Revenue     EBITDA   Revenue   EBITDA

Jan-01     The Recognition   Manufactures recognition        Visions Manu-          NA            NA          NA      NA        NA
           Group             awards.                         facturing Group

Jan-01     Adventures in     International network of        4imprint Group        $12.8        $200.0       $1.0    .06x      12.8x
           Advertising       individually owned and          (formerly Bemrose
           Franchise, Inc.   operated promotional            USA)
                             distributorships.
                                                                    Mean          $100.1        $110.3      ($6.4)  0.32x       NM
                                                                    Median         $25.5         $21.7       $0.1   0.29x       NM


Source: Commscan                      C-5                     DUFF & PHELPS, LLC

                                                                      APPENDIX C

805 ILCS 5/11.70
----------------

SEC. 11.70.  PROCEDURE TO DISSENT.

     (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

     (b) If the corporate action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenter's rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

     (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

     (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

     (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

     (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition.

     Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

     (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value.

     The appraisers have the power described in the order appointing them, or in any amendment to it.

     (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

     (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection
(c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

          (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d), or (f).

          (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

          If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of the amounts awarded to the dissenters who are benefited.

          Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

     (j) As used in this Section:

          (1) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

          (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

                                                                      APPENDIX D


================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 10-K

(MARK ONE)

|X| ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED FEBRUARY 1, 2003

|_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        FOR THE TRANSITION PERIOD FROM         TO

                         COMMISSION FILE NUMBER: 0-22834

                               SUCCESSORIES, INC.
             (Exact name of registrant as specified in its charter)

                   ILLINOIS                                36-3760230
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                 Identification No.)

             2520 DIEHL ROAD
             AURORA, ILLINOIS                                  60504
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (630) 820-7200

           SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                       NAME OF EACH EXCHANGE
          TITLE OF EACH CLASS                           ON WHICH REGISTERED
     ---------------------------                  ------------------------------
                None                                           None

           SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                          $.01 par value Common Stock*
                                (Title of class)

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                 Yes |X| No |_|

         Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. |X|

         Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act)

                                 Yes |_| No |X|

         The aggregate market value of the Registrant's Common Stock held by non-affiliates of the Registrant on August 2, 2002, the last business day of the registrant's most recently completed second fiscal quarter, based upon the last reported sale price on that date on the Nasdaq National Market of $0.90 per share, was approximately $8,775,656.

         Registrant had 9,910,984 shares of its Common Stock outstanding as of April 30, 2003.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None

--------------
*  Including rights related thereto

================================================================================

--------------------------------------------------------------------------------

                               SUCCESSORIES, INC.
                                    FORM 10-K
                       FISCAL YEAR ENDED FEBRUARY 1, 2003

                                TABLE OF CONTENTS

                                     PART I
                                     ------

Item 1.       Business
Item 2.       Properties
Item 3.       Legal Proceedings
Item 4.       Submission of Matters to a Vote of Security Holders

                                     PART II
                                     -------

Item 5.       Market for the Registrant's Common Equity and Related Stockholder
              Matters
Item 6.       Selected Financial Data
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 7A.      Quantitative and Qualitative Disclosures About Market Risk
Item 8.       Financial Statements and Supplementary Data
Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

                                    PART III
                                    --------

Item 10.      Directors and Executive Officers of the Registrant
Item 11.      Executive Compensation
Item 12.      Security Ownership of Certain Beneficial Owners and Management
Item 13.      Certain Relationships and Related Transactions
Item 14.      Controls and Procedures

                                     PART IV
                                     -------

Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K Index to Financial Statements and Financial Statement Schedule

                                        1
--------------------------------------------------------------------------------

                                     PART I

ITEM 1.  BUSINESS

         OVERVIEW

         Successories, Inc., an Illinois corporation, ("Successories" or the "Company") designs, manufactures and markets a diverse range of motivational and self-improvement products, most of which are the Company's own proprietary designs. The Company's products include distinctive lines of wall decor, desktop accessories, books and stationery, and personalized gifts and awards. Successories' personnel create proprietary art work and designs that can be used in conjunction with a wide variety of products. The Company will also customize its products to fulfill customers' special needs.

         The Company's products are currently marketed primarily under its Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), joint venture retail stores, sales to franchisees, and wholesale distribution channels. The Company's products are marketed primarily to businesses.

         The operating subsidiaries (the "Subsidiaries") of the Company commenced operations in 1985. In October 1990, Primus Development Group II Ltd. ("Primus") acquired in excess of 90% of the stock of the Subsidiaries through a share exchange. The Company was formed in October 1990 as a wholly-owned subsidiary of Primus and, in February 1992, Primus merged into the Company. In March 1991 and April 1993, the Company acquired the remaining outstanding stock of the Subsidiaries through share exchanges.

         PRODUCTS

         A majority of the Company's sales are derived from proprietary products that have either been internally developed or designed, or individually customized. The artwork used in the Company's products is obtained from third parties through licensing rights. All products are designed to have a positive motivational or self-improvement theme that can be used by businesses and institutions to reinforce important work themes to motivate and recognize employees, and as gifts at meetings and conventions. The Company's products also appeal to many individuals for both personal and professional motivation and for gifts.

         The Company's proprietary wall decor product line includes dramatic photography and other art developed, designed or customized in-house, and printed on high-quality coated paper stock with various motivational captions. Company designers give each grouping of wall decor products a unique, uniform overall appearance, consistent visual themes, a range of predominant colors, and distinctive border design and lettering, thereby providing each grouping with a distinctive trade dress. Framed art comes with various framing and matting options. High-quality tempered glass is used for safety reasons and to protect against damage. The Company's wall decor includes framed and unframed lithographs in various sizes ranging from 16-inch by 20-inch to 20-inch by 36-inch. The Company's merchandise is categorized into the product "groupings" that convey a specific theme and trade dress.

         The Company markets smaller versions (5-inch by 7-inch to 9-inch by 11-inch) of its wall decor as well as other products designed to be placed on desktops and countertops. All desktop accessories contain motivational words and/or images.

         All books and stationery sold by the Company are specifically selected for their motivational or inspirational content and include those published by the Company as well as by third parties. The Company markets collections of motivational or inspirational quotations and educational books for sales, customer service, human resource and education personnel.

         The Company offers a wide variety of customized products to its customers. In-house custom capabilities include hot-stamping, silk screening, and engraving for logos and personalized messages. Etched brass and crystal products are also available. Some of the products with customized features include employee awards, promotional items and corporate gifts.

                                        2
--------------------------------------------------------------------------------

         The Company has four reportable segments: Direct Marketing, 100% Company-owned retail stores - See Note 3 to the Consolidated Financial Statements "Discontinued Operations," sales to Franchisees, and other segments (Wholesale, Contract Framing and Joint Venture Retail Stores). See Note 13 to the Company's consolidated financial statements included in this report for certain financial information regarding these segments.

         SALES AND MARKETING

         The Company currently generates revenue through direct marketing, joint venture retail stores, franchise stores, wholesale distribution, list rental and licensing agreements. Customers are categorized as follows:

         o corporate buyers including executives, sales managers, human resource managers and production managers of larger corporations

         o        management personnel

         o        teachers and administrative staff in educational organizations

         o entrepreneurial buyers including small business owners, home office businesses and sales professionals

         o consumers who are primarily purchasing the Company's products for themselves or as a gift

         The Company believes that the optimal way to reach its diverse customer base is to market its products through several distribution channels. In addition, the Company believes that its different distribution channels provide numerous benefits in cross-marketing.

         The Company's revenue base is comprised of a wide range of customers including Fortune 500 companies, mid-sized and small businesses, corporate management personnel, governmental and institutional, and retail customers. No individual customer accounted for more than 10% of the Company's net sales during the fiscal year ended February 1, 2003. The Company emphasizes customer service to achieve its goal of producing a high level of customer satisfaction.

         DIRECT MARKETING

         Through the use of its catalogs, the Company targets sales managers, business executives, meeting planners, human resource managers, corporate training managers and educators who have purchased or shown a willingness to purchase the Company's products in the past. In addition, the Company is constantly prospecting for new customers by mailing its catalogs to prospective customers who have favorable demographic profiles or purchasing patterns. The Company maintains a large proprietary in-house database. Building on this foundation, the Company maintains an ongoing prospecting effort by testing various mailing lists and evaluating the recipients' responsiveness to the Company's product offerings. A group of corporate sales representatives handle larger corporate accounts.

         The Company's Successories catalog features the entire line of the Company's proprietary products and some third-party products. The two types of catalogs currently being mailed are a 64/72-page version mailed to existing customers and catalog requesters, and a 40-page version mailed to prospective customers whose names have been obtained from rented mailing lists. When a prospective customer makes an initial purchase, they are subsequently sent a 64/72-page catalog using selection criteria based on purchase history. The Company also mails a separate 48-page recognition awards catalog offering a wide range of proprietary awards and gifts that can be engraved or personalized, a specialized 40-page educational catalog for school administrators, and a 24/32-page clearance catalog. During the fiscal year ended February 1, 2003, the Company mailed approximately 14 million Successories catalogs.

         The Company has an interactive Internet website, www.successories.com. Visitors to the website are able to view product offerings and place orders for products featured in the Company's catalogs. Customer interest in the website has steadily increased. Internet orders during the fiscal year ended February 1, 2003 increased 14.5% in

                                        3
--------------------------------------------------------------------------------
comparison to the prior fiscal year. The Company believes the Internet offers a significant marketing and sales opportunity. Successories products are also marketed through the Skymall catalogs circulated on various airlines.

         RETAIL

         The Company-owned retail locations consisted of stores and temporary locations located in shopping malls. The Company's stores were introduced in early 1991. As of February 1, 2003, the Company closed all of its 100% Company-owned stores - See Note 3 to the Consolidated Financial Statements "Discontinued Operations." The following table shows the number of Company-owned retail and joint venture locations that were opened, closed, converted from franchise, converted to franchise, and in operation for each of the last three fiscal years.

                                                                                       CONVERTED       CONVERTED     IN OPERATION
                                                                                         FROM             TO           AT END OF
FISCAL YEAR ENDED                                        OPENED          CLOSED        FRANCHISE       FRANCHISE      FISCAL YEAR
----------------------------------------------------  -------------- --------------- --------------  --------------  --------------
February 1, 2003                                                   0              22              0               0               2*
February 2, 2002                                                   0               4              3               0              24
February 3, 2001                                                   2               2              0               0              25

--------------------
         *As of February 1, 2003, the Company has 2 joint venture retail stores in Minnesota and Texas. The joint venture retail stores typically carry many of the Company's proprietary products and also a variety of non-proprietary products purchased from outside vendors.

         WHOLESALE

         The Company sells products to a number of wholesale customers. Wholesale customers include other direct marketing distributors and distributors who have acquired distribution rights for the Company's products in the United Kingdom and South Africa.

         The Company also licenses some of its proprietary designs to third parties for use in their products for which the Company receives licensing revenue. These third parties generally market office supply products.

         FRANCHISE

         As of February 1, 2003, there were 23 franchised retail stores. The following table shows the number of franchised stores that were opened, closed, converted to Company-owned, converted from Company-owned and in operation for each of the last three fiscal years.

                                                                                CONVERTED           CONVERTED        IN OPERATION
                                                                                   TO                  FROM            AT END OF
FISCAL YEAR ENDED                              OPENED          CLOSED         COMPANY-OWNED       COMPANY-OWNED       FISCAL YEAR
-----------------------------------------  --------------- ---------------  ------------------  ------------------- ---------------
February 1, 2003                                         0              12                   0                    0              23
February 2, 2002                                         2              14                   3                    0              35
February 3, 2001                                         6              14                   0                    0              50


         The franchisee purchases for resale Company manufactured products or products from third parties that are subject to Company approval. Due to the proprietary nature of most of the Company's products, the Company is the only available source for many products sold by franchisees. Product sales to franchisees are typically made at a discount from retail or at product cost plus a certain percentage.

         All franchisees must comply with Company-established operational policies and procedures relating to, among other things, quality of service, training, design and decor of stores, and trademark usage. The Company retains the right to receive an assignment of leasehold interest if the franchisee fails to comply with the Company's operational policies and procedures or upon expiration of the franchise agreement. The Company reviews all proposed franchise store locations and reserves the right to review the lease terms. The Company provides franchisees with training which focuses on the various aspects of store management, including marketing fundamentals, and product knowledge.

                                        4
--------------------------------------------------------------------------------

         Franchisees currently pay a monthly royalty to the Company of 2% of franchise gross sales. The Company temporarily suspended the 2% royalty fee, from July 2002 through January 2003, in order to assist the franchisees in weathering the current difficult retail and economic climate. The franchise agreements have an initial term of five years with a renewal option for three additional successive terms of five years each. The agreements also provide the Company with the right to purchase the franchisee's store assets upon termination or expiration of the franchise agreement, and a right of first refusal if the franchise is to be sold. The franchisee must obtain the Company's approval in all instances prior to the sale of a franchised store. The franchise agreement is granted for the operation of a single retail store at a specified location. The Company reserves certain rights to sell products through other channels of distribution distinct from that of a franchised retail business.

         MANUFACTURING, ORDER FULFILLMENT AND DISTRIBUTION

         The Company's manufacturing operations consist primarily of framing, product-engraving, and hot-stamping and silk screening. The Company mounts and assembles its framed wall and desk decor in-house and has developed a special packaging system designed to reduce the risk of breakage in shipping. The Company uses the services of third party vendors to manufacture some of the motivational products, primarily desktop accessories, books and stationery.

         Generally, the Company's catalog customers may choose to have their orders sent via ground shipment (7 - 10 days), economy (4 - 6 days), express (2
- 3 days) or next day shipment. The Company's manufacturing operations and order fulfillment capabilities enable it to accommodate last-minute orders for a variety of products, and to produce samples of products for existing and potential customers. These capabilities further enable the Company to produce and test products before inclusion in the distribution channels.

         The Company depends upon outside suppliers for many items such as mugs, stationery and components for framing, all of which are readily available from a number of suppliers. In addition, the Company outsources its film work and printing, although its creative staff works closely with outside film houses and printers to assure that all work is done to the Company's specifications and satisfaction.

         SEASONALITY

         See Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Seasonality."

         COMPETITION

         The industry supplying motivational, self-improvement and custom awards is highly competitive and fragmented. The Company competes principally on the basis of product exclusivity, selection, quality, name recognition and price of its products. The Company believes that the proprietary products it offers provide a competitive advantage in its merchandising offering.

         TRADEMARKS AND SERVICE MARKS

         The Company owns a federal registration for the service mark "Successories" in International Classes 16 and 42 on the Principal Register of the United States Patent and Trademark Office ("PTO"). The Company believes the use of the service mark Successories is important in establishing and maintaining its reputation and is committed to protecting this service mark by vigorously challenging any unauthorized use.

         Although many of the quotations and other art work used by the Company are in the public domain and are not individually protectable under copyright and trademark laws, the Company continually endeavors to protect its products by giving its products a distinctive trade dress.

         EMPLOYEES

         As of February 1, 2003, the Company employed 148 persons, of whom 136 were employed full time. Of this total, 134 were employed at the corporate headquarters in marketing, manufacturing, order fulfillment and administrative capacities, and 14 were field personnel, store managers or store personnel. In addition, the Company uses contracted labor to meet its seasonal demands. The Company is not a party to any collective bargaining

                                        5
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


agreements and has not experienced a strike or work stoppage. The Company believes that its employee relations are good.

         AVAILABLE INFORMATION

         The Company's Internet address is www.successories.com. The Company makes available at this address, free of charge, its annual report on Form 10-K, its annual reports to shareholders, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13 (a) or 15 (d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed, or furnished to, the SEC.

ITEM 2.  PROPERTIES

         The Company leases its corporate office and manufacturing/warehouse facility in Aurora, Illinois, under the terms of a lease agreement which expires in July 2009. The lease is for approximately 20,000 square feet of office space and 110,000 square feet of manufacturing/warehouse space.

         The Company leases both the joint venture retail stores from property owners under terms typical to enclosed shopping malls. Lease terms for the joint venture stores run through January 31, 2005 and October 31, 2009. None of the Company's store leases are individually material to the operations of the Company.

ITEM 3.  LEGAL PROCEEDINGS

         The Company was named as a defendant in a case filed by Pyramid Company of Buffalo ("Plaintiff"). Pyramid Company of Buffalo v Successories, Inc. (Index No. 2002-8509) was filed in the State of New York Supreme Court in the County of Erie on August 15, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $9,415.27 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The parties settled the matter by entering into a Termination and Release Agreement dated January 31, 2003.

         The Company was named as a defendant in a case filed by EKLECCO L.L.C. ("Plaintiff"). EKLECCO L.L.C. v Successories, Inc. (Index No. 2002-5591) was filed in the State of New York Supreme Court in the County of Erie on August 14, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $11,513.47 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The parties settled the matter by entering into a Termination and Release Agreement dated January 31, 2003.

         The Company was named as a defendant in a case filed by Pyramid Crossgates Company ("Plaintiff"). Pyramid Crossgates Company v Successories, Inc. (Index No. 2002-5653) was filed in the State of New York Supreme Court in the County of Erie on August 14, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $10,992.96 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The parties settled the matter by entering into a Termination and Release Agreement dated January 31, 2003.

         The Company was named as a defendant in a case filed by Scottsdale Fashion Square Partnership ("Plaintiff"). Scottsdale Fashion Square Partnership v Celex Group, Inc. (now Successories, Inc.) (No. CV2002-016540) was filed in the Superior Court of the State of Arizona in the County of Maricopa. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought an order for immediate possession of the premises and all fixtures, trade fixtures, and tenant improvements; a writ of restitution; the sum of $17,231.46 for unpaid rent, accrued interest and late charges; interest on unpaid rent and late charges at the rate of 18% per annum; all rents that accrue with interest at the rate of 18% per annum, late charges at the rate of 5%, plus applicable rental tax thereon at the rate of 1.9%, court costs with interest thereon at the rate of 10% per annum; and such other further relief as the Court deemed just and proper. The

                                        6
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


parties settled the matter by entering into a Mutual Release and Cancellation of Lease Agreement dated November 8, 2002.

         Except as noted above, there are no other material pending legal proceedings against the Company. The Company is, however, at times involved in routine litigation arising in the ordinary course of its business and, while the results of such proceedings cannot be predicted with certainty, the Company believes that the final outcome of such matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         None.

                                        7
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


                                     PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         The Company's common stock is quoted on the Over The Counter Bulletin Board (OTCBB, under the symbol "SCES.OB"). The following table sets forth the high and low bid prices for the Company's common stock as reported by the Nasdaq National Market through August 2, 2002 and subsequently by the OTCBB, for the applicable periods shown.

                                               HIGH            LOW
                                           -------------- --------------
Fiscal Year Ended February 1, 2003
     First Quarter                         $        1.23  $        0.50
     Second Quarter                                 1.05           0.33
     Third Quarter                                  0.90           0.10
     Fourth Quarter                                 0.35           0.14

Fiscal Year Ended February 2, 2002
     First Quarter                         $        2.35  $        1.06
     Second Quarter                                 2.00           1.41
     Third Quarter                                  1.41           0.36
     Fourth Quarter                                 1.00           0.21

         The above noted high and low bid prices do not necessarily represent actual sale prices for the Company's common stock.

         As of March 31, 2003, the number of holders of record of the Company's common stock was approximately 545, and there were approximately 396 beneficial owners of the Company's common stock.

         The Company has never declared or paid any cash dividends on its common stock. The Company currently intends to retain its earnings to finance future growth and therefore has no present intention of paying cash dividends on its common stock in the foreseeable future. Under the Company's current credit facility with The Provident Bank, the payment of cash dividends on common and preferred stock by the Company is prohibited, except, cash dividends on preferred stock are allowed under certain conditions.

         On April 25, 2002, the Company received notification from NASDAQ with regards to the Company's noncompliance with the listing requirements under NASDAQ Marketplace Rules 4450(a)(2) and 4450(a)(5) (the "Rules"), respectively. For 30 consecutive trading days, the Company's common stock did not maintain a minimum market value of publicly held shares ("MVPHS") of at least $5,000,000 and a minimum bid price per share of at least $1.00 as required for continued inclusion on the NASDAQ National Market under the Rules. In accordance with the Rules, the Company was provided 90 calendar days, or until July 24, 2002 to become compliant. At July 24, 2002, the Company was not in compliance with the NASDAQ rules and accordingly the Company's common stock was delisted at the opening of business on August 2, 2002. Beginning on August 2, 2002, the Company's stock is quoted on OTC Bulletin Board.

                                        8
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


ITEM 6.  SELECTED FINANCIAL DATA

         Set forth below is selected consolidated financial data for the Company as of and for each of the last five fiscal periods. Certain prior year amounts have been reclassified to conform with the current year presentation.

                                                                                 FISCAL YEAR ENDED
                                                ------------------------------------------------------------------------------------
                                                 FEBRUARY 1,       FEBRUARY 2,      FEBRUARY 3,      JANUARY 29,      JANUARY 30,
                                                     2003             2002             2001             2000              1999
                                                ---------------  ---------------- ---------------- ----------------  ---------------
                                                                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
   Net product sales                            $       32,134   $        34,996  $        44,830  $        41,083   $       39,700
   (Loss) income from continuing operations     $       (2,277)  $        (8,546) $           218  $           981   $       (4,833)
   Net (loss) income                            $       (5,103)  $       (10,804) $           430  $        (1,127)  $       (7,336)
   Preferred stock dividends and accretion      $          218   $           220  $           223  $           101   $           --
   (Loss) income available to common
     stockholders                               $       (5,321)  $       (11,024) $           207  $        (1,228)  $       (7,336)
   (Loss) income per share - basic and
     diluted                                    $        (0.56)  $         (1.19) $          0.03  $         (0.18)  $        (1.08)
   Weighted-average number of common shares
     outstanding                                     9,490,127         9,241,355        7,664,215        6,927,668        6,768,929

BALANCE SHEET DATA:
   Total assets                                 $       10,725   $        15,961  $        28,791  $        31,029   $       35,308
   Total liabilities                            $        3,490   $         3,296  $         3,182  $         6,010   $        8,243
   Total debt                                   $        1,131   $         1,483  $         3,610  $         7,605   $       11,821
   Total stockholder's equity                   $        6,104   $        11,182  $        21,999  $        17,414   $       15,244

CASH FLOW DATA:
   Net (decrease) increase in cash              $          (13)  $        (1,866) $         1,529  $          (376)  $         (136)


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         RECENT DEVELOPMENTS

         On February 13, 2003, the Company announced that it had entered into a definitive merger agreement with S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, the Company's Chairman, members of his family and Howard I. Bernstein, a Board Member of the Company. The merger agreement provides that, at the closing of the merger, each outstanding share of the Company's common stock will convert into the right to receive $0.30, and each outstanding share of the Company's Series B preferred stock will convert into the right to receive $15 (the stated value of each share of Series B preferred stock) plus all accrued and unpaid dividends in cash (other than Company Series B convertible preferred stock owned by S.I. Acquisition). As a result of the merger, the Company will become a privately held company and its common stock will no longer be quoted on the OTCBB. Accordingly upon closing, the registration of the Company's common stock under the Securities Exchange Act of 1934, as amended, will terminate. After the merger, the Company will continue to operate from its headquarters in Aurora, Illinois. The Company may terminate the merger agreement if it receives an acquisition proposal that is superior to the current transaction. Upon such termination, the Company would reimburse S.I. Acquisition for its expenses, not to exceed $150,000. The closing of the merger is subject to various conditions, including shareholder approval. The Company will solicit shareholder approval by means of a proxy statement. Preliminary proxy materials were filed with the Securities and Exchange Commission (SEC) on March 7, 2003. The Company is in the process of responding to comments from the SEC and anticipates filing and mailing definitive proxy materials to shareholders in the second quarter of 2003. There can be no assurance that the merger will be consummated.

         The following discussion should be read in conjunction with, and is qualified in its entirety by, the Consolidated Financial Statements and Notes thereto included elsewhere in this Report.

         Successories designs, manufactures and markets a diverse range of motivational and self-improvement products, most of which are the Company's own proprietary designs. The Company's products include distinctive

                                        9
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


lines of wall decor, desktop accessories, books and stationery, and personalized gifts and awards. Successories' personnel create proprietary art work and designs that can be used in conjunction with a wide variety of products. The Company will also customize products to fulfill customers' special needs.

         The Company's products are marketed primarily under its Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), retail channel (100% Company-owned stores) -See Note 3 to the Consolidated Financial Statements "Discontinued Operations," sales to franchisees and wholesale distribution. Although the Company utilizes multiple distribution channels for its products, the Company's products have similar purposes and uses in each channel of distribution. The profitability varies among products and distribution channels. The Company utilizes its facilities interchangeably for each distribution channel. Furthermore, the marketing channels are directed at a customer base located primarily in North America. In addition, starting in fiscal 2000, the Company generated revenue from providing framing services to outside corporate businesses on a contract fee basis.

         During the year ended February 1, 2003, the Company closed all of its retail 100% Company-owned stores - See Note 3 to the Consolidated Financial Statements "Discontinued Operations." The results of operations and costs incurred through the year ended February 1, 2003 associated with the Company's plan to close the 100% owned retail stores have been reflected as discontinued operations in the accompanying consolidated financial statements. At the end of the first quarter in fiscal 2002, the Company discontinued contract-framing services for third party products, which accounted for a loss of $79,000 on $873,000 of net sales in fiscal 2001. Any future contract framing services shall be limited primarily to large and multiple unit production runs.

         The Company will continue its primary focus on sales growth in the direct marketing channel, support of its current franchises and joint venture retail stores, and servicing its current wholesale business customers.

         For the fiscal years ended February 1, 2003, February 2, 2002, and February 3, 2001, net product sales for the various distribution channels, as a percentage of total net product sales, were as follows:

                                         FISCAL             FISCAL              FISCAL
                                       YEAR ENDED         YEAR ENDED          YEAR ENDED
                                    FEBRUARY 1, 2003   FEBRUARY 2, 2002    FEBRUARY 3, 2001
                                   ------------------- ------------------  ------------------

Direct marketing                                 73.0%              64.8%               63.0%
Retail 100% Company-owned stores                 13.9%              17.3%               15.9%
Sales to franchisees                              6.9%               9.9%               12.1%
Other segments                                    6.2%               8.0%                9.0%


         The gross profit margins for the direct marketing and retail channels vary due to differences in product mix and volume discounts based on order size. The gross profit margin for sales to the franchisee channel is lower than the direct marketing and retail channels since these sales are generally made at a significant discount from retail price.

         CRITICAL ACCOUNTING POLICIES

         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         During the year ended February 1, 2003 and February 2, 2002, based on the Company's financial performance in the past few years and the challenging economic environment that has negatively impacted the Company's operating results, the Company's management determined that the valuation allowance should be increased to fully reserve the deferred tax asset. The valuation of the deferred taxes is a significant estimate. See Note 11 to the Consolidated Financial Statements, for further information.

         The allowance for doubtful accounts related to accounts and notes receivable is estimated by management, and is based on specific information about customer accounts, past loss experience and general economic conditions.

         RESULTS OF OPERATIONS

         The following table sets forth the results of operations for the last three fiscal years and the change from the previous year, as taken from the Company's consolidated statements of operations. The Company's fiscal year 2002

                                       10
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


consisted of the 52 weeks ended February 1, 2003. The Company's fiscal year 2001 consisted of the 52 weeks ended February 2, 2002. The Company's fiscal year 2000 consisted of the 53 weeks ended February 3, 2001. Information for the fiscal years ended February 2, 2002 and February 3, 2001 has been adjusted to reflect the classification of the 100% Company-Owned retail stores as discontinued operations.

                                                            FISCAL YEARS ENDED
                                       -------------------------------------------------------------
                                             FEBRUARY 1, 2003                FEBRUARY 2, 2002               INCREASE (DECREASE)
                                       -----------------------------   -----------------------------   ---------------------------
                                          AMOUNT            %             AMOUNT            %             AMOUNT          %
                                       -------------- --------------   -------------  --------------   ------------- -------------
                                                                         (DOLLARS IN THOUSANDS)
     Net product sales                 $      32,134          100.0%   $     34,996           100.0%   $     (2,862)         (8.2)%
     Cost of goods sold                       15,774           49.1          18,048            51.6          (2,274)        (12.6)
                                       -------------          -----    ------------           -----    ------------
     Gross profit on product sales            16,360           50.9          16,948            48.4            (588)         (3.5)
     Fees, royalties and other
        income                                   969            3.0           1,059             3.0             (90)         (8.5)
                                       -------------          -----    ------------           -----    ------------
     Gross margin                             17,329           53.9          18,007            51.4            (678)         (3.8)
     Operating expenses                       19,487           60.6          21,379            61.0          (1,892)         (8.8)
                                       -------------          -----    ------------           -----    ------------
     Loss from continuing
        operations before other
        expenses and taxes                    (2,158)          (6.7)         (3,372)           (9.6)          1,214          36.0
     Interest and other expenses                (221)          (0.7)           (301)           (0.9)            (80)        (26.6)
                                       -------------          -----    ------------           -----    ------------
     Loss from continuing
        operations before income
        taxes                                 (2,379)          (7.4)         (3,673)          (10.5)          1,294          35.2
     Income tax expense (benefit)               (102)          (0.3)          4,873            13.9          (4,975)       (102.1)
                                       -------------          -----    ------------           -----    ------------
     Loss from continuing operations          (2,277)          (7.1)         (8,546)          (24.4)          6,269          73.3
     Loss from discontinued
        operations                            (2,826)          (8.8)         (2,039)           (5.9)           (787)        (38.6)
     Extraordinary Loss                           --             --            (219)           (0.6)            219         100.0%
                                       -------------          -----    ------------           -----    ------------
     Net loss                          $      (5,103)         (15.9)%  $    (10,804)          (30.9)%  $      5,701          52.8%
                                       ==============         ======   =============          ======   ============


                                                            FISCAL YEARS ENDED                            INCREASE (DECREASE)
                                        ------------------------------------------------------------   ---------------------------
                                              FEBRUARY 2, 2002               FEBRUARY 3, 2001
                                        -----------------------------  -----------------------------
                                           AMOUNT            %            AMOUNT            %             AMOUNT          %
                                        -------------  --------------  -------------- --------------   ------------- -------------
                                                                         (DOLLARS IN THOUSANDS)
     Net product sales                  $     34,996           100.0%  $      44,830          100.0%   $     (9,834)        (21.9)%
     Cost of goods sold                       18,048            51.6          21,226           47.3          (3,178)        (15.0)
                                        ------------           -----   -------------          -----    ------------
     Gross profit on product sales            16,948            48.4          23,604           52.7          (6,656)        (28.2)
     Fees, royalties and other income          1,059             3.0           1,288            2.9            (229)        (17.8)
                                        ------------           -----   -------------          -----    ------------
     Gross margin                             18,007            51.4          24,892           55.6          (6,885)        (27.6)
     Operating expenses                       21,379            61.0          22,648           50.6          (1,269)         (5.6)
                                        ------------           -----   -------------          -----    ------------
     (Loss) income from continuing
        operations before other
        expenses and taxes                    (3,372)           (9.6)          2,244            5.0          (5,616)       (250.3)
     Interest and other expenses                (301)           (0.9)         (1,725)          (3.8)         (1,424)        (82.6)
                                        ------------           -----   -------------          -----    ------------
     (Loss) income from continuing
        operations before income
        taxes                                 (3,673)          (10.5)            519            1.2          (4,192)       (807.7)
     Income tax expense (benefit)              4,873            13.9             301            0.7           4,572       1,518.9
                                        ------------           -----   -------------          -----    ------------
     (Loss) income from continuing
        operations                            (8,546)          (24.4)            218            0.5          (8,764)     (4,020.2)
     (Loss) income from discontinued
        operations                            (2,039)           (5.9)            212            0.5          (2,251)     (1,061.8)
     Extraordinary loss                         (219)           (0.6)             --             --            (219)       (100.0)%
                                        ------------           -----   -------------          -----    ------------
     Net loss                           $    (10,804)          (30.9)% $         430            1.0%   $    (11,234)     (2,612.6)%
                                        ============           =====   =============          =====    ============


                                       11
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


         YEAR ENDED FEBRUARY 1, 2003 (FISCAL 2002), COMPARED TO YEAR ENDED FEBRUARY 2, 2002 (FISCAL 2001)

         Net product sales were $32,134,000 for year ended February 1, 2003, compared to $34,996,000 for the prior year ended February 2, 2002. The $2,862,000 or 8.2% decrease in net sales is comprised of direct marketing Successories of $172,000 or 0.6%, sales to franchisees of $1,632,000 or 38.8%, and other channels of $1,058,000 or 31.5%.

         The overall direct marketing sales in fiscal 2002 were comparable to fiscal 2001. The total catalogs mailed in fiscal 2002 and fiscal 2001 were approximately 14 million. However, catalog circulation strategy in fiscal 2002 was refined to increase customer catalog circulation and reduce prospect catalog circulation. The prospect catalog circulation was reduced in the first half of the year in fiscal 2002 due to lower response rates experienced in 2001. The refined catalog circulation strategy resulted in a positive impact to the operating profit of the direct marketing channel as a result of improved return on the catalog advertising costs. In the last half of the year in fiscal 2002, the Company started to experience better response rates than the prior year for prospect catalogs and as a result increased catalog circulation beginning in third quarter 2002. Internet sales, which are included in the direct marketing channel, increased by 14.5% from year to year. Internet sales represented 27.5% of the total direct marketing channel sales in the current year and were 23.9% in the prior year. The Internet continues to be a significant marketing and sales opportunity for the Company. The decrease in sales to franchisees can be primarily attributed to 12 fewer stores in operation in the current year in comparison to prior year. The decrease in net sales in the other channels from year to year can be primarily attributed to the Company's decision made in the first quarter 2002 to discontinue contract framing services for third party products, and two fewer joint venture retail stores in operation in the current year.

         Gross margin decreased in the current year to $17,329,000 from $18,007,000 in prior year. The decrease in gross margin can be attributed to a decline in sales offset by improvement in gross profit, as a percentage of sales, from year to year. The gross profit, as a percentage of net sales, improved to 50.9% in the current year from 48.4% in the prior year. The improvement in gross profit can be attributed to change in channel sales mix, lower material costs and improved manufacturing labor productivity; offset by negative impact of product discounting in the current year to encourage consumer spending and higher fixed product costs per unit due to lower units sales volume in fiscal 2002.

         Operating expenses decreased in the current year to $19,487,000 from $21,379,000 in prior year. In fiscal 2002, the operating expenses included additional charges of $882,000 related to bad debt reserves for franchisees related receivables, corporate personnel severance, and legal and consulting costs related to strategic alternatives. In the second quarter of fiscal 2002, the Company instituted a workforce reduction, in efforts to streamline operating expenses, which is expected to provide annualized payroll expense savings of approximately $1,000,000 going forward. In fiscal 2001, the operating expenses included additional charges of $883,000 related to bad debt reserves for franchisees related receivables, discontinuance of a warehouse management system enhancement project and corporate personnel severance. The operating expenses decreased from year to year as a result of lower variable operating expenses with decline in sales volume, and continued management efforts to reduce corporate administrative expenses.

         In the current fiscal year 2002 a net income tax benefit of $102,000 was recorded for the income tax refund claims approved and received from amended state returns for previous years. During fiscal 2002 and fiscal 2001, based on the Company's financial performance in the past few years and the current challenging economic environment, the Company's management increased the valuation allowance associated with the deferred tax assets due to the reduced likelihood that all the benefits of the deferred tax asset related to the net operating loss (NOL) carryforwards would be fully utilized before they expire. In fiscal 2002 and fiscal 2001, the valuation allowance was increased to fully reserve for the deferred tax assets. The Company recorded an income tax expense of $4,873,000 in fiscal 2001 to increase the valuation allowance associated with the deferred tax asset.

         In the second quarter 2002, the Company decided to take immediate steps to close all of its 100% owned retail stores and as a result began negotiating early lease terminations with the various landlords. At year-end February 1, 2003, all of the 100% Company-owned retail stores were closed. In accordance with FASB No. 144, the Company has reflected separately the results of operations of the 100% owned retail stores as discontinued operations.

         In the current year, the Company had a net loss of $5,103,000, in comparison to a net loss of $10,804,000 in the prior year. The decrease in net loss is primarily due to improved operating results from continuing operations


                                       12
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


before income taxes in the current year and income tax expense incurred in the prior year. The improved operating results from continuing operations, in spite of lower sales volume, can be attributed to improved gross margin, the Company's efforts to streamline operating expenses and utilization of cost-effective marketing strategies to improve the operating results of the Company.

         YEAR ENDED FEBRUARY 2, 2002 (FISCAL 2001), COMPARED TO YEAR ENDED FEBRUARY 3, 2001 (FISCAL 2000)

         Net product sales were $34,996,000 for year ended February 2, 2002, compared to $44,830,000 for the prior year ended February 3, 2001. The $9,834,000 or 21.9% decrease in net sales is comprised of direct marketing of $6,187,000 or 18.4%, sales to franchisees of $2,265,000 or 35.0%, and other channels of $1,382,000 or 29.1%.

         In the fiscal year 2001, the decrease in net product sales across the channels can be primarily attributed to the challenging economic business environment. Direct marketing sales starting in the second quarter of fiscal 2001 were further impacted by a planned reduction in prospect catalog circulation in light of lower response rates experienced as a result of the economic slow-down. The Company's direct marketing efforts focused on aggressively targeting opportunities in niche markets and refining marketing strategies focused on increasing sales from its existing customer base and acquiring new customers. Internet sales, which are included in the direct marketing channel, increased to 23.9% in fiscal 2001 compared to 17.9% in fiscal 2000. The sales to franchisees were impacted by fewer stores in operation in fiscal 2001 - 35 in fiscal 2001 versus 50 in the prior year. The decrease in sales from other channels is primarily due to loss of sales in contract framing and fewer joint venture stores in operation, compared to the prior year. The decline in sales in contract framing was due to a major customer in fiscal 2000 who was no longer in business in fiscal 2001.

         Gross margin decreased in fiscal 2001 to $18,007,000 from $24,892,000 in fiscal 2000. The decrease in gross margin can be primarily attributed to a decrease in sales volume and a decline in gross profit, as a percentage of net sales, to 48.4% in fiscal 2001 from 52.7% in fiscal 2000. The decline in gross profit percentage can be attributed to increased promotional discounting undertaken in fiscal 2001 to encourage consumer spending. In addition, the gross profit percentage was lower as a result of higher fixed production costs per unit resulting from lower units sales volume being generated through the manufacturing facility in fiscal 2001. The decline in fees, royalties and other income in fiscal 2001 was also negatively impacted by the challenging economic environment.

         Operating expenses decreased in fiscal 2001 to $21,379,000 from $22,648,000 in the prior year. The operating expenses for fiscal 2001 included additional charges of $883,000. The additional charges related to bad debt reserves for franchisee related receivables; discontinuance of a warehouse management system enhancement project due to lower than anticipated production volumes; and severance payments related to the reduction in workforce instituted during the third quarter. The variable operating expenses decreased from year to year with the decline in net product sales. The operating expenses excluding additional charges, as a percentage of net sales, increased in fiscal 2001 to 58.6% from 50.6% in fiscal 2000 as a result of fixed operating expenses being spread over a lower sales volume base.

         In the fiscal year 2001, the Company recorded an income tax expense of $4,873,000 to increase the valuation allowance to fully reserve for the deferred tax asset balance. As a result of the challenging economic environment which negatively impacted the operating results for fiscal 2001, the Company's management has taken a conservative approach due to the reduced likelihood that all the benefits of the deferred tax asset related to the net operating loss
(NOL) carryforwards and other temporary differences would be fully utilized before they expire.

         In the fiscal year 2001, the Company recorded an extraordinary loss of $219,000 related to early debt extinguishment. As a result of pre-payment of the term loan and fixed rate loan with the Company's bank, the Company recorded an additional expense to write-off the unamortized debt discount associated with the term loan and fixed rate loan.

         In fiscal year 2001, the Company had a net loss of $10,804,000 in comparison to a net income of $430,000 in the prior fiscal year 2000. The decline in net income in the current year can be primarily attributed to the decline in gross margin and additional charges recorded to operating expenses as a result of decline in sales volume due to economic downturn, a significant loss incurred in discontinuing operations, income tax expense recorded to increase


                                       13
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


the valuation allowance associated with the deferred tax asset, and extraordinary loss recorded for the early extinguishment of debt, offset by a decrease in interest expense due to lower outstanding debt balance.

         LIQUIDITY AND CAPITAL RESOURCES

         The Company's ongoing cash requirements are for working capital, capital expenditures and debt service. The Company expects to rely on cash generated from its operations, supplemented by borrowings available on the revolving credit loan, to fund it's cash requirements.

         Operating activities provided cash of $2,107,000, $929,000 and $1,261,000 in fiscal 2002, fiscal 2001 and fiscal 2000, respectively. The increase in cash flow from operating activities in fiscal 2002 in comparison to fiscal 2001 can be attributed primarily to the improvement in operating results in the current year and the net change in asset and liability balances from year to year. As a result of decline in net sales, accounts receivable and inventory balances decreased, and accounts payable and accrued expenses balances increased with extending payment terms. The decrease in cash flow from operating activities in fiscal 2001 in comparison to fiscal 2000 can be primarily attributed to a reduction in cash flow from operating results, offset by a decrease in accounts receivable and inventory, and an increase in accounts payable and accrued expenses.

         Investing activities used cash of $5,000, $211,000 and $337,000 in fiscal 2002, fiscal 2001 and fiscal 2000, respectively. The principal use of cash was capital expenditures. The principal source of cash was proceeds from notes receivable issued in connection with sale of property and equipment. In fiscal 2002, the Company expended funds for Internet website development, and equipment replacement and upgrades. In fiscal 2001, the Company expended funds primarily for Internet website development, fixed assets upgrades, and equipment replacements and upgrades. In fiscal 2000, the Company expended funds primarily for the Internet website development, new distribution software (subsequently not implemented and costs written-off in fiscal 2001), and equipment replacement and upgrades. Currently, the Company's credit facility limits annual capital expenditures to $1 million.

         Financing activities used cash of $522,000, $2,342,000 and $298,000 in fiscal 2002, fiscal 2001 and fiscal 2000, respectively. The principal uses of cash were scheduled repayments and pre-payments on the outstanding bank debt. The principal sources of cash were borrowings on the revolver and proceeds from the sale of common stock issuance in fiscal 2000. In fiscal 2001, the Company prepaid the entire outstanding bank term loan and fixed rate loan balance, which had payment terms through June 2003. In fiscal 2000, the Company had $3,956,000 in proceeds from issuance of common stock. As noted, the above equity infusion was used to prepay certain debt and improve the overall liabilities to equity position of the Company.

         The credit facility with The Provident Bank (the "Bank") also contains, among other provisions, requirements for maintaining certain earnings levels and financial ratios, limits on capital expenditures and additional indebtedness, and use of proceeds from certain equity offerings. As of February 1, 2003, the Company was in compliance with all the debt covenant requirements of the credit facility agreement. The current credit facility expires on June 1, 2003, but the bank has agreed to extend the term of the credit facility to June 30, 2003. The bank has not given indication that they intend to renew the credit facility agreement. The Company continues discussions with various financing sources for funding alternatives to its current credit facility, and to date has not been able to secure alternate financing. The Company is currently in discussions with two banks to obtain a credit facility in the event the pending merger transaction with S.I. Acquisition LLC closes. In each case, the banks are requiring a personal guarantee or pledge of assets from the Company's Chairman of the Board, Jack Miller. In the event the merger transaction does not close and the Company is unable to secure additional bank borrowings or alternative sources of capital, the Company will have liquidity issues that raise substantial doubt about the Company's ability to continue to operate as a going concern and may consider filing for protection under the United States bankruptcy laws. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue to operate as a going concern.

         See Note 7 in the Notes to the Consolidated Financial Statements in
Part IV of this document for the current terms under the credit facility agreement with The Provident Bank.

         The Company believes that internally generated funds and the credit facility with The Provident Bank will be sufficient to meet its current operating needs, fund debt service and anticipated capital expenditures through June 30, 2003. At February 1, 2003, the available borrowings on the revolving credit loan were $1,460,000.


                                       14
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


         SEASONALITY

         The Company's business is subject to seasonal variations in demand. Historically, a significant portion of the Company's sales and net income have been realized during the period from October through January. The effects of seasonality are greater in the Company's retail operations and sales to franchisees than the other segments of its business. Most operating expenses are incurred evenly throughout the year, although some selling and administrative expenses are variable depending on sales, and direct marketing catalog advertising expenses as a percentage of sales are higher in the first calendar quarter due to more prospecting. The Company's operating results may also vary depending upon such factors as catalog mailings, and the timing of new product introductions and promotions by the Company. The Company's cash requirements generally reach a seasonal peak in the second half of the fiscal year to finance increased inventory levels needed to meet the third and fourth quarter sales demand.

         INFLATION

         The Company does not believe that inflation has had a material impact on its operations during the last fiscal year.

         DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

         This Form 10-K report contains forward-looking statements which the Company believes are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be deemed to include, among other things, statements relating to anticipated financial performance, the management team, management's long-term performance goals, channels, programs to reduce costs and enhance asset utilization, banking arrangement and terms, realization of deferred tax assets, filing for protection under the United States bankruptcy laws, as well as statements relating to the Company's operational and growth strategies. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be accurate, and actual results could differ materially from those addressed in forward-looking statements contained in this Form 10-K report. Potential risks and uncertainties include such factors as the financial strength of the economy, and the retail and catalog industries in general, changes in consumer confidence, the level of consumer spending on motivational-type products, the competitive pricing environment within the markets that the Company distributes its products, the level of the Company's success in continuing to control costs and the Company's ability to increase certain margins through economies of scale. Additional risks and uncertainties include the Company's ability to develop and introduce successful new products, generate funds or obtain outside sources of capital sufficient to meet its current operating and capital needs, as well as consummate the proposed merger. Investors are also directed to consider other risks and uncertainties discussed in the Company's public announcements, reports to shareholders and documents filed by the Company with the Securities and Exchange Commission, including but not limited to Reports on Forms 10-K, 8-K and 10-Q. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances that may arise after the date on this report.

         ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

         The Company is subject to market risk associated with adverse changes in interest rates and foreign currency exchange rates, but does not hold any market risk sensitive instruments for trading purposes. The Company uses variable rate debt, as described in Note 7 of the Notes to Consolidated Financial Statements included herein. At February 1, 2003, principal exposed to interest rate risk is limited to $1,131,000 in variable rate debt. The variable rate debt level varies periodically and the maximum borrowings available under the credit facility at February 1, 2003 was $2,591,000. The impact of 1% change in interest rates on the variable rate debt is approximately $11,000. The Company's exposure to foreign currency exchange rate risk relates primarily to the financial position and results of operations in Canada. The Company's exposure to foreign currency exchange rate risk is difficult to estimate due to factors such as balance sheet accounts, and the existing economic uncertainty and future economic conditions in the international marketplace. The Company does not expect significant impact from foreign currency exchange rate risk. The Company's Canadian operations annual sales are approximately $2,000,000.


                                       15
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


         ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

         See the Index to Financial Statements and Financial Statement Schedules on page F-1. Such Financial Statements and Schedules are incorporated herein by reference.

         ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None


                                       16
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


                                    PART III

ITEM 10.    DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The names, ages and certain background information of the persons serving as the Board of Directors and Executive Officers of the Company are set forth below.

                                              DIRECTOR
DIRECTORS AND                                  TERM             DIRECTOR
EXECUTIVE OFFICERS:               AGE         EXPIRES            SINCE                PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
------------------------------  --------  ----------------  ----------------- ------------------------------------------------------
Arnold M. Anderson                58           2004               1990        Director since October 1999; prior thereto Director
                                                                              and Chairman of the Board since November 1998; prior
                                                                              thereto, Chairman of the Board, Director and Chief
                                                                              Executive Officer since June 1998; prior thereto,
                                                                              Chairman of the Board and Director of the Company
                                                                              since May 1997; prior thereto, Chief Executive
                                                                              Officer, Chairman of the Board and Director since
                                                                              June 1995; prior thereto, Chief Executive Officer,
                                                                              President, Chairman of the Board and Director of the
                                                                              Company and its predecessor since October 1990; prior
                                                                              thereto, Chairman and President of the predecessors to
                                                                              the Company's subsidiaries.

John C. Carroll                   54           N/A                N/A         Interim President and Chief Executive Officer, Chief
                                                                              Operating Officer and Chief Financial Officer since
                                                                              February 2003; prior thereto, Senior Vice President,
                                                                              Chief Operating Officer and Chief Financial Officer
                                                                              since April 2001; prior thereto, Senior Vice President
                                                                              and Chief Financial Officer since April 2000; prior
                                                                              thereto, Vice President Finance and Operations of D&B
                                                                              Auto Radio, Inc. (remanufacturer and distributor of
                                                                              after-market automotive electronics) since November
                                                                              1993.

Howard I. Bernstein(2)(3)         73           2005               1999        Director and President of Howard I. Bernstein, LTD, a
                                                                              consulting firm specializing in finance, mergers and
                                                                              acquisitions, since 1987.  Director of J. H. Chapman
                                                                              Group, LTD. and J. H. Chapman Group, LLC.

Larry A. Hodges(2)(5)             54           2005               2000        President and Chief Executive Officer of Mrs. Fields
                                                                              Original Cookies, Inc., a premium snack-food provider,
                                                                              since March 1994, and a Director since April 1993.
                                                                              Director of Ameristar Casinos, Inc. and Coinstar, Inc.


                                       17
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


Donald J. Hoff                    55           N/A                N/A         Vice President of Marketing/Merchandising/Advertising
                                                                              since February 2003; prior to that, Director of
                                                                              Marketing Communications for Harcourt Supplemental
                                                                              Publishing (publisher of supplemental materials for
                                                                              the pre-K through 8 education market) since July 2002;
                                                                              prior to that, Director of Marketing for Comark, Inc.
                                                                              (A privately held reseller of computer hardware,
                                                                              software and services to businesses, government and
                                                                              education) since November 1991.

Michael H. McKee                  49           N/A                N/A         Senior Vice President and Creative Director since
                                                                              October 1999; prior thereto, Senior Vice President and
                                                                              Creative Director, and Director since October 1990;
                                                                              prior thereto, Creative Director of Product
                                                                              Development and Advertising for the Subsidiaries.

Jack Miller(1)(4)                 74           2004               1999        Chairman of the Board of the Company since
                                                                              October 1999; prior thereto, Founder, President and
                                                                              Chief Executive Officer of Quill Corporation from
                                                                              June 1956 to January 31, 2000.

R. Scott Morrison, Jr.(3)(4)      63           2003               1999        Real estate developer and owner, operator and investor
                                                                              in various hotel products and real estate entities
                                                                              since 1988. Co-founder of and an investor in the
                                                                              Extended Stay America national hotel chain.

Leslie Nathanson Juris(2)(5)      56           2003               2000        Founding partner of RNW Consulting, Inc., a consulting
                                                                              firm specializing in implementing strategy and
                                                                              managing complex organizational change. Prior to
                                                                              January 1, 1999, managing director of RNW Consulting,
                                                                              Inc., a position held for more than the past five
                                                                              years.

Gregory J. Nowak                  42           N/A                N/A         Vice President, General Counsel and Corporate
                                                                              Secretary since October 1998; prior thereto, Vice
                                                                              President and Associate Counsel of Scudder Kemper
                                                                              Investments, Inc. (investment manager) since 1995.

-------------------

(1)      Member of the Executive Committee.
(2)      Member of the Audit Committee.
(3)      Member of the Compensation and Stock Option Committee.
(4)      Member of the Director Nominating Committee.
(5)      Member of the Special Committee


                                       18
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


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose any failure to file such reports by the applicable due dates during the fiscal year ended February 1, 2003. To the best of the Company's knowledge, all of these filing requirements were timely satisfied.

ITEM 11.    EXECUTIVE COMPENSATION

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         SUMMARY COMPENSATION TABLE

         The following table includes, for each of the fiscal years ended February 1, 2003, February 2, 2002 and February 3, 2001, individual compensation for services to the Company and its subsidiaries paid or awarded to, or earned by: (i) the Chief Executive Officer of the Company at February 1, 2003; and (ii) the four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") who served as such during the fiscal year ended February 1, 2003. The fiscal year ended February 3, 2001 had 53 weeks compared to 52 weeks for the fiscal years ended February 1, 2003 and February 2, 2002.

                                                                                                 LONG TERM
                                                                                                COMPENSATION
                                                         ANNUAL COMPENSATION                       AWARDS
                                         ---------------------------------------------------  ---------------
                                                                                                SECURITIES
                                                                              OTHER ANNUAL      UNDERLYING          ALL OTHER
NAME AND PRINCIPAL                                              BONUS         COMPENSATION        OPTIONS          COMPENSATION
POSITIONS                    YEAR          SALARY ($)            ($)              ($)              (#)*                ($)
----------------------- --------------   ---------------    -------------   ----------------  ---------------    ----------------
Gary J. Rovansek                 2003(1)        225,000               --                 --               --               2,200(3)
   President and Chief           2002           238,462(2)            --                 --               --               2,425(3)
   Executive Officer             2001           229,328           45,224                 --           55,000(4)            2,660(3)

Arnold M. Anderson               2003           141,346(5)            --                 --               --               1,413(8)
   Founder and                   2002           200,481(6)            --                 --               --               1,875(8)
   Chairman
   Emeritus                      2001           229,328           45,224                 --            5,000(7)           12,100(8)

Michael H. McKee                 2003           223,076(9)            --                 --               --                 231(10)
   Senior Vice
   President                     2002           200,000               --                 --               --                 615(10)
   and Creative
   Director                      2001           193,077           30,224                 --            5,000(7)            6,200(10)

John C. Carroll                  2003(11)       175,000               --                 --               --               2,100(14)
   Senior Vice
   President,                    2002           175,000               --                 --               --               1,050(14)
   Chief Operating
   and                           2001           134,981(12)       31,396                 --           35,000(13)              --
   Chief Financial
   Officer

John F. Halpin                   2003(15)       145,000               --                 --               --               1,665(14)
   Senior Vice
   President,                    2002           145,000               --                 --               --               1,515(14)
   Direct Marketing              2001           137,789           26,999                 --            5,000(7)            1,585(14)
   Division

-------------------

* Option awards earned in a particular fiscal year were actually granted in the subsequent fiscal year.
(1)      Mr. Rovansek resigned from the Company effective February 13, 2003.
(2) Mr. Rovansek, on a temporary basis, voluntarily reduced his per annum salary by $25,000 effective August 13, 2001.
(3) Represents matching contributions to the Company's 401(k) plan for the benefit of the executive officer of $2,200, $1,865 and $2,100 for 2003, 2002 and 2001 respectively; and club membership fees of $0, $560 and $560 for 2003, 2002 and 2001, respectively.
(4) Includes options to purchase 25,000 shares of Common Stock each granted on July 25, 2000 and March 30, 2001, and options to purchase 5,000 shares of Common Stock granted on April 5, 2001, pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual


                                       19
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


         increments of 20% of the initial grant, commencing July 25, 2001, March 30, 2002 and April 1, 2002, respectively, and expiring July 25, 2010, March 30, 2011 and April 1, 2011, respectively.
(5) Mr. Anderson's base salary was reduced to $125,000 effective October 1, 2002.
(6) Mr. Anderson's base salary was reduced to $150,000 effective October 1, 2001. Includes vacation accrual pay-out of $25,761.
(7) Represents options granted on April 5, 2001 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 1, 2002 and expiring on April 1, 2011.
(8) Represents (i) forgiveness of $10,000 in principal on a Second Amended and Restated Promissory Note dated December 9, 1999 for 2001, and (ii) matching contributions to the Company's 401(k) plan for the benefit of the executive officer of $1,413, $1,875 and $2,100 for 2003, 2002 and 2001, respectively.
(9)      Includes vacation accrual pay out of $23,076.
(10) Represents (i) forgiveness of $5000 in principal on an Amended and Restated Promissory Note dated December 9, 1999 for 2001, and (ii) matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer of $231, $615 and $1,200 for 2003, 2002 and 2001, respectively.
(11) Mr. Carroll was appointed the additional title of Interim President and Chief Executive Officer on February 13, 2003.
(12) Represents amounts paid to Mr. Carroll since he became employed by the Company on April 6, 2000.
(13) Represents options to purchase 30,000 shares granted April 6, 2000 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 6, 2001 and expiring April 6, 2010; and 5,000 options granted April 5, 2001; such options vest and become exercisable in five annual increments of 20% of the initial grant, commencing April 1, 2002 and expiring April 1, 2011.
(14) Represents matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer.
(15)     Mr. Halpin's employment was terminated on February 21, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

         No options were granted to the Named Executive Officers during the fiscal year ended February 1, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                                      NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                SHARES                               UNDERLYING UNEXERCISED                   IN-THE-MONEY
                               ACQUIRED                                    OPTIONS AT                          OPTIONS AT
                                  ON             VALUE                FEBRUARY 1, 2003 (#)               FEBRUARY 1, 2003($)(1)
                               EXERCISE         REALIZED       ---------------------------------  ----------------------------------
                                 (#)               ($)           EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                           ----------------  ----------------  ---------------- ----------------  ----------------  ----------------
Gary J. Rovansek                        --                --           116,000           39,000                --                --
Arnold M. Anderson                      --                --           276,000            4,000                --                --
Michael H. McKee                        --                --           144,500           38,000                --                --
John C. Carroll                         --                --            13,000           22,000                --                --
John F. Halpin                          --                --            46,142           11,000                --                --

-------------------

(1) Value is based on the difference between the exercise price and fair market value at January 31, 2003, the last day during the fiscal year for which market prices are available ($0.15 per share as quoted on the Over The Counter Bulletin Board), multiplied by the number of shares underlying the option.

         DIRECTOR COMPENSATION

         Each non-employee director receives cash compensation in the amount of $1,000 plus travel-related expenses for each meeting attended in person and $500 for each meeting attended via telephone. In addition, each non-employee director receives an annual grant of shares of the Company's Common Stock pursuant to its Stock Option Plan equal in value to a total of $20,000, paid in quarterly installments, at a price equal to the trailing 10-day average closing price of the Company's Common Stock prior to the end of the quarter for which such shares are issued. In addition, non-employee directors receive $500 plus reimbursement for travel-related expenses for attending each meeting of committees of the Board on which they serve.


                                       20
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


         EMPLOYMENT AGREEMENTS

         In March 1996, the Company entered into an employment agreement with Arnold M. Anderson which provided that he would receive a minimum base salary of $200,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective December 6, 1998, Mr. Anderson's base salary increased to $225,000. In addition, the employment agreement provided that commencing in the fiscal year ended February 1, 1997, Mr. Anderson and the Board of Directors shall agree each fiscal year upon the specific performance standards and criteria that would be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. In October 2001, the Company entered into a new three year employment agreement with Mr. Anderson which provides that he will receive an annual base salary of $150,000 in year one and $125,000 in each of years two and three. Mr. Anderson is not entitled to any bonus, stock options or paid vacation under the agreement.

         The employment agreement for Mr. Andersen provides that there shall be no extensions of the term of employment. Under the terms of the agreement, if the Company terminates the employment of Mr. Anderson, other than for "just cause," or if Mr. Anderson terminates his employment for "good reason," the Company shall pay to Mr. Anderson the remainder of his base salary during the remainder of his term of employment. "Just cause" includes (a) an act of fraud or dishonesty by the employee; (b) a felony committed by the employee; (c) a material breach or threatened breach by the employee of any provision of the employment agreement that has not been cured; (d) failure by employee, after a notice to cure, to make timely on his promissory note with the Company; and (e) any activity engaged in by the employee to commit or incur any liability on behalf of the Company and such activity is not specifically allowed under the employment agreement. "Good reason" shall mean (a) a reduction in employee's minimum base salary or (b) a material reduction in employee's benefits or a material breach of the Company's obligations under the employment agreement.

         In October 1998, the Company entered into an employment agreement with Gary J. Rovansek which provided that he would receive a minimum base salary of $225,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective February 1, 2001, Mr. Rovansek's base salary increased to $250,000. Mr. Rovansek, on a temporary basis, voluntarily reduced his per annum salary by $25,000 to $225,000 effective August 13, 2001. In addition, the employment agreement provided that within 30 days after the commencement of each fiscal year, Mr. Rovansek and the Board of Directors shall agree upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. Rovansek received no bonus for the fiscal year ended February 1, 2003.

         The Company notified Mr. Rovansek on November 21, 2002 that the Company would not renew the employment agreement, which was scheduled to terminate in November, 2003. In February, 2003, the Company and Gary J. Rovansek entered into a separation agreement and general release effective February 13, 2003, the date Mr. Rovansek resigned from his employment with the Company in all capacities. Except to the extent specifically referenced therein, the separation agreement superseded the employment agreement and a change in control agreement previously entered into by the parties. Pursuant to this separation agreement, Mr. Rovansek received a lump sum (subject to withholding for applicable taxes and 401(k) and medical and dental insurance contributions) equal to $240,720.80, which constituted the sum of Mr. Rovansek's regular base salary through November 30, 2003, plus payment for accrued but unused vacation. Further, upon the earlier of a (i) change in control (as defined in that change in control agreement dated August 20, 2002 between the Company and Mr. Rovansek) or (ii) November 30, 2003, the Company shall pay Mr. Rovansek $96,428. The term "change in control" means any transaction or series or combination of transactions whereby, directly or indirectly, control of, or a material interest in, the Company or any material portion of its businesses or assets is transferred for consideration, including, without limitation, a sale or exchange of capital stock or assets, a merger or consolidation, a tender or exchange offer, a leveraged buy-out, the formation of a joint venture, minority investment or partnership, or any similar transaction.

         In June 1999, the Company entered into an employment agreement with Michael H. McKee, which provided that Mr. McKee will receive a minimum base salary of $150,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective April 18, 2000, Mr. McKee's base salary increased to $200,000. In addition, the employment agreement provides that Mr. McKee shall be eligible to participate in the bonus plans made available generally to the Chief Executive Officer, Chief Operating Officer and senior executives of the Company. Pursuant to the agreed upon formula, Mr. McKee received no bonus for the fiscal year ended February 1, 2003.

         The employment agreement for Mr. McKee provides that unless either party, at least one year prior to the conclusion of the term of employment, provides written notice to the other party of that party's intention not to renew the employment agreement, the term of employment is automatically extended for one additional year. There is no limit on the number of extensions of the term of employment. Pursuant to this notice provision, the Company informed Mr. McKee that his employment agreement, which currently expires on June 1, 2003, will not be extended. Under the terms of the agreement, if the Company terminates the employment of the officer, other than for "just cause," or if the officer terminates his employment for "good reason," the Company shall pay to Mr. McKee the remainder of his base salary during the remainder of his term of employment, or for a period of 24 months, whichever is less. "Just cause" includes (a) an act of fraud or dishonesty by the employee; (b) a felony committed by


                                       21
--------------------------------------------------------------------------------
the employee; and (c) a material breach by the employee of his employment agreement. "Good reason" includes (a) the assignment to the employee of duties inconsistent with his position; (b) a reduction in his minimum base salary or benefits or breach of the Company's obligations under the employment agreement;
(c) subsequent to a change in control, the failure by the Company to obtain from its successor the assumption of the employment agreement; and (d) subsequent to a change in control, any purported termination of the officer's employment not effected pursuant to the notice provisions of the agreement.

         In August 2002, the Company and Mr. McKee entered into a change in control agreement, which provides that Mr. McKee shall receive $150,000 within five days of a change in control as defined therein. The $150,000 amount shall be reduced by (i) any debt owed to the Company by Mr. McKee and (ii) any third party debt owed by Mr. McKee which the Company has granted. This agreement is effective until the later of (i) June 1, 2003 or (ii) the date of a change in control provided, the negotiations for such change in control began before June 1, 2003. (The term change in control has the same meaning as in the former change of control agreement between the Company and Mr. Rovansek, please see definition above).


         COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         On April 6, 1993, the Company established a Compensation Committee of the Board for purposes of making certain executive compensation decisions. On May 21, 1996, the Stock Option Committee was combined with the Compensation Committee to form the Compensation and Stock Option Committee. Messrs. Bernstein and Morrison are members of the Compensation and Stock Option Committee. At the request of the Compensation and Stock Option Committee, the President of the Company has and will confer with the Committee and make recommendations for the salaries and bonuses of the executive officers. No relationship exists between the Company and any member of the Compensation and Stock Option Committee requiring disclosure under this section for the Company's last fiscal year.


                                       22
--------------------------------------------------------------------------------

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                            NUMBER OF SECURITIES
                                                                                                           REMAINING AVAILABLE FOR
                                                NUMBER OF SECURITIES TO BE       WEIGHTED-AVERAGE           FUTURE ISSUANCE UNDER
                                                 ISSUED UPON EXERCISE OF         EXERCISE PRICE OF           EQUITY COMPENSATION
                                                   OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,     PLANS (EXCLUDING SECURITIES
                                                   WARRANTS AND RIGHTS          WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
                                               ---------------------------  ---------------------------  ---------------------------
Plan Category                                             (a)                          (b)                          (c)
Equity Compensation Plans Approved by
   Security Holders                                             1,278,460                       $ 4.71                    1,079,215
Equity Compensation Plans not Approved by
   Security Holders                                               645,464                         2.62                          N/A
     Total                                                      1,923,924                         4.01                          N/A

                               SECURITY OWNERSHIP

         As of February 28, 2003, Successories had an aggregate of 11,059,580 outstanding voting securities consisting of 9,910,984 shares of common stock, 503,092 shares of Series A convertible preferred stock, par value $.01 per share, which are convertible into 503,092 shares of common stock, and 101,667 shares of Series B convertible preferred stock, par value $.01 per share, which are convertible into 645,504 shares of common stock. The following table sets forth information of all persons known to be the beneficial owner of more than 5% of Successories outstanding voting securities as of February 28, 2003.

                                                                   NUMBER OF SHARES OWNED AND
                                                                      NATURE OF BENEFICIAL
BENEFICIAL OWNER                                                          OWNERSHIP(1)                       PERCENT OF CLASS
--------------------------------------------------------------- ---------------------------------      -----------------------------
Jack Miller                                                                            3,954,577(2)(6)                         35.7%
Arnold M. Anderson                                                                       705,890(3)                             6.2%
Corbin & Company                                                                       1,063,850(4)                             9.6%
R. Scott Morrison, Jr.                                                                   612,541(5)                             5.5%

-------------------

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote. Unless otherwise indicated, share references are to Successories common stock.

(2) S.I. Acquisition LLC, of which Jack Miller is indirectly the sole manager, owns (i) 2,799,565 shares; (ii) 503,092 shares of Series A convertible preferred stock, par value $.01 per share, of Successories, which as of February 28, 2003 are convertible Into 503,092 shares of Successories common stock; and (iii) 100,000 shares of Series B convertible preferred stock, par value $.01 per share, of Successories, which as of February 28, 2003 are convertible into 634,920 shares of Successories common stock. Includes 17,000 shares subject to immediately exercisable options. The address of The Jack Miller Limited Partnership #1 is 485 Half Day Road, Suite 200, Buffalo Grove, Illinois 60089.

(3) Includes 277,000 shares subject to immediately exercisable options; 80,290 shares held by Peggy Anderson (his spouse); 133,600 shares held in trust by Peggy Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and 2,400 shares held in the name of his son, Blayke Anderson. Mr. Anderson's address is c/o Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504.

(4) According to a Schedule 13G/A dated December 31, 2002 and filed with the Securities and Exchange Commission (the "SEC"), Corbin & Company, a registered investment advisor, had shared voting and shared dispositive power over 1,063,850 shares. The address of Corbin & Company is 6300 Ridglea Place, Suite 1111, Fort Worth, Texas 76116.


                                       23
--------------------------------------------------------------------------------




(5) Includes 355,025 shares held in trust by Mr. Morrison as trustee, as to which Mr. Morrison has sole voting and investment power; 165,516 shares held by Mr. Morrison as trustee for a family limited partnership; 75,000 shares held in Trust by Norma A. Morrison (his spouse) and 17,000 shares subject to immediately exercisable options. Mr. Morrison's address is c/o Morrison Properties, 243 N.E. Fifth Avenue, Delray Beach, Florida 33483.

(6) On February 13, 2003, the Company entered into a definitive merger agreement with S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, the Company's Chairman, members of his family and Howard I. Bernstein, a director of the Company. See "Certain Relationships and Related Transactions."

         The following table sets forth, as of February 28, 2003, information with respect to the shares of our common stock beneficially owned by: (i) each director; (ii) the Interim Chief Executive Officer; (iii) the other most highly compensated executive officers; and (iv) all directors and executive officers as a group.

                                                                 NUMBER OF SHARES OWNED AND
                                                                    NATURE OF BENEFICIAL
BENEFICIAL OWNER                                                        OWNERSHIP(1)                      PERCENT OF CLASS
------------------------------------------------------------- ---------------------------------   ---------------------------------
Arnold M. Anderson                                                                     705,890(2)                              6.2%
Howard I. Bernstein                                                                     13,000(3)                                *
John C. Carroll                                                                         20,000(4)                                *
Larry A. Hodges                                                                         73,516(5)                                *
Donald J. Hoff                                                                               0                                   *
Leslie Nathanson Juris                                                                  78,516(6)                                *
Michael H. McKee                                                                       183,092(7)                              1.6%
Jack Miller                                                                          3,954,577(8)                             35.7%
R. Scott Morrison, Jr.                                                                 612,541(9)                              5.5%
All of the directors and executive officers as a group (11
   persons)                                                                          5,641,132(10)                            49.1%

-------------------

*        Percentage represents less than 1%.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.

(2)      See note 3 to the previous security ownership table.

(3) Comprised of 13,000 shares owned by the Howard I. Bernstein Declaration of Trust dated 4/28/87 subject to immediately exercisable options. Excludes 82,474 shares of series A convertible preferred stock, par value $0.01 per share of Successories and 152,378 shares of Successories common stock, all of which shares were contributed by the Howard I. Bernstein Declaration of Trust dated 4/28/87 to S.I. Acquisition LLC.

(4)      Includes 20,000 shares subject to immediately exercisable options.

(5)      Includes 13,000 shares subject to immediately exercisable options.

(6) Includes 60,516 shares held by Leslie Nathanson Juris; 5,000 shares held in trust by Leslie Nathanson Juris and 13,000 shares subject to immediately exercisable options.

(7) Includes 8,844 shares held by Michael H. McKee; 25,918 shares held by Michael McKee and Cassandra McKee (his spouse) as joint tenants; 330 shares held by Cassandra McKee; 500 shares held by Cassandra McKee as custodian and 147,500 shares subject to immediately exercisable options.

(8)      See notes 2 and 6 to the previous security ownership table.

(9)      See note 5 to the previous security ownership table.

(10)     Includes 541,500 shares subject to options exercisable within 60 days.


                                       24
--------------------------------------------------------------------------------

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         All transactions between the Company and its officers, directors, and principal shareholders are required to be approved by a majority of the independent and disinterested non-employee directors of the Company's Board and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         During the fiscal year ended February 3, 2001, Michael H. McKee, an officer of the Company, executed a $140,000 Promissory Note on behalf of LaSalle Bank National Association. The Company guaranteed payment of the indebtedness to LaSalle Bank National Association. The guarantee includes the payment of (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the promissory note or any collateral for the promissory note. The current principal balance on this Promissory Note is $102,000.

         On December 9, 1999, Mr. McKee executed an Amended and Restated Promissory Note to the Company in the principal amount of $25,000 plus interest due on June 30, 2003, and payable in annual installments, provided that the payment of the principal in such annual installments shall be forgiven if the Company meets specified annual target earnings. Mr. McKee's Amended and Restated Promissory Note replaced a Promissory Note executed to the Company dated June 5, 1997. No amount of principal due under the note in fiscal 2002 was forgiven. The current principal balance on this Amended and Restated Promissory Note is $15,000.

         On December 9, 1999, Mr. Anderson, an officer and director of the Company, executed a Second Amended and Restated Promissory Note to the Company in the principal amount of $107,625 plus interest due on June 30, 2003, and payable in annual installments, provided that the payment of the principal in such annual installments shall be forgiven if the Company meets specified annual target earnings. Mr. Anderson's Second Amended and Restated Promissory Note replaces an Amended and Restated Promissory Note executed to the Company dated September 3, 1998, and is secured by a pledge of certain shares of common stock of the Company held by Mr. Anderson. No amount of principal due under the note in fiscal 2002 was forgiven. The current principal balance on this second Amended and Restated Promissory is $87,625.

         On February 13, 2003, the Company entered into a definitive merger agreement with S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, the Company's Chairman, members of his family and Howard I. Bernstein, a director of the Company. A special committee comprised solely of independent directors of the Company was formed to analyze, consider and negotiate the terms of the merger and to make a recommendation to the entire board of directors as to whether or not to adopt the merger agreement. Except for shares owned by S.I. Acquisition LLC and shares subject to validly asserted dissenters' rights, upon completion of the merger, each outstanding share of common stock will be converted into the right to receive $0.30 in cash, and each outstanding share of Series B convertible preferred stock will be converted into the right to receive $15.00 plus all accrued and unpaid dividends in cash. After careful consideration, each director of the board, the disinterested directors and the special committee of independent directors unanimously approved the merger agreement and recommended that the shareholders of the Company vote for the adoption of the merger agreement and approval of the merger.

ITEM 14.    CONTROLS AND PROCEDURES

         Within 90 days prior to the date of filing this annual report, the Company's Chief Executive Officer (Interim) and Chief Financial Officer carried out an evaluation under his supervision, with the participation of other members of management as he deemed appropriate, of the effectiveness of the design and the operation of the Company's disclosure controls and procedures as contemplated by Exchange Act Rule 13a-15. Based upon, and as of the date of that evaluation, the Chief Executive Officer Interim and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective, in all material respects, in timely alerting him to material information relating to the Company (and its consolidated subsidiaries) required to be included in the periodic reports the Company is required to file and submit to the SEC under the Exchange Act.

         There have been no significant changes to the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date that the internal controls were most recently evaluated. There were no significant deficiencies or material weaknesses identified in that evaluation and, therefore, no corrective actions were taken.


                                       25
--------------------------------------------------------------------------------

                                     PART IV

ITEM 15.    EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

         (a)      1. See Index to Financial Statements and Financial Statement
                     Schedules on page F-1.
                  2. See Index to Financial Statements and Financial Statement
                     Schedules on page F-1
                  3. See Index to Exhibits immediately following the Signature page.

         (b) On February 18, 2003, the Company filed form 8-K, Item 5 - Other Events, with the Securities and Exchange Commission to report an agreement and plan of merger with S.I. Acquisition LLC dated February 13, 2003

         (c) See Index to Financial Statements and Financial Statement Schedules on page F-1.


                                       26
--------------------------------------------------------------------------------

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

(1)      Financial Statements:

         Reports of Independent Accountants
         ----------------------------------
         Consolidated Balance Sheets
         ---------------------------
         Consolidated Statements of Operations
         -------------------------------------
         Consolidated Statements of Stockholders' Equity
         -----------------------------------------------
         Consolidated Statements of Cash Flows
         -------------------------------------
         Notes to Consolidated Financial Statements
         ------------------------------------------

(2)      Financial Statement Schedule:

         Schedule II - Valuation and Qualifying Accounts
         -----------------------------------------------

         All other financial schedules called for under Regulation S-X are not submitted because they are not applicable, or not required, or because the required information is not material or is included in the consolidated financial statements or notes thereto.


                                       F-1
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and the Stockholders of Successories, Inc.

We have audited the accompanying consolidated balance sheets of Successories, Inc. (an Illinois corporation) as of February 1, 2003 and February 2, 2002, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three fiscal years in the period ended February 1, 2003. Our audits also included the financial statement schedules listed in the Index at Item 8, Financial Statements and Supplementary Data - page F-26. These financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Successories, Inc. as of February 1, 2003 and February 2, 2002, and the results of its operations and its cash flows for each of the three fiscal years in the period ended February 1, 2003, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 20 to the financial statements, the Company has suffered recurring losses from operations and has liquidity issues that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 20. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                       Crowe Chizek and Company LLC

Oak Brook, Illinois
April 2, 2003, except for Note 7 as
to which the date is April 25, 2003


                                       F-2
--------------------------------------------------------------------------------

                               SUCCESSORIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                                FEBRUARY 1, 2003    FEBRUARY 2, 2002
                                                                                               ------------------  -----------------
ASSETS
Current assets:
   Cash and cash equivalents                                                                   $         589,000   $        602,000
   Accounts and notes receivable, net                                                                  1,913,000          2,445,000
   Inventories, net                                                                                    3,278,000          5,005,000
   Prepaid catalog expenses                                                                            1,320,000          1,683,000
   Other prepaid expenses                                                                                665,000            857,000
                                                                                               ------------------  -----------------
Total current assets                                                                                   7,765,000         10,592,000
Restricted cash                                                                                          250,000            250,000
Property and equipment, net                                                                            1,993,000          3,914,000
Notes receivable                                                                                              --             17,000
Deferred financing costs and debt discount, net                                                           43,000            181,000
Intangibles and other assets, net                                                                        674,000          1,007,000
                                                                                               ------------------  -----------------
TOTAL ASSETS                                                                                   $      10,725,000   $     15,961,000
                                                                                               ==================  =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Revolving line of credit                                                                    $       1,131,000   $      1,483,000
   Accounts payable                                                                                    1,792,000          1,488,000
   Accrued expenses and deferred income taxes                                                          1,692,000          1,761,000
                                                                                               ------------------  -----------------
Total current liabilities                                                                              4,615,000          4,732,000
Minority interest                                                                                          6,000             47,000
                                                                                               ------------------  -----------------

Stockholders' equity:
   Convertible preferred stock, $.01 par value; 1,000,000 shares authorized;
     503,092 of Series A and 101,667 of Series B shares issued and outstanding;
     liquidation value $.01 per share plus accrued dividends                                               6,000              6,000
   Common stock, $.01 par value; 20,000,000 shares authorized 9,750,729 and 9,313,884 shares
     issued and outstanding, respectively                                                                 98,000             93,000
   Common stock warrants                                                                               2,324,000          2,324,000
   Notes receivable from stockholders                                                                   (115,000)          (118,000)
   Additional paid-in capital                                                                         33,556,000         33,321,000
   Accumulated deficit                                                                               (29,701,000)       (24,380,000)
   Accumulated other comprehensive loss                                                                  (64,000)           (64,000)
                                                                                               ------------------  -----------------
Total stockholders' equity                                                                             6,104,000         11,182,000
                                                                                               ------------------  -----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                     $      10,725,000   $     15,961,000
                                                                                               ==================  =================

        The accompanying notes are an integral part of these statements.


                                       F-3
--------------------------------------------------------------------------------

                               SUCCESSORIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                             FEBRUARY 1, 2003   FEBRUARY 2, 2002    FEBRUARY 3, 2001
                                                                            ------------------ ------------------  -----------------
Net product sales                                                           $      32,134,000  $      34,996,000   $     44,830,000
Cost of goods sold                                                                 15,774,000         18,048,000         21,226,000
                                                                            ------------------ ------------------  -----------------

Gross profit on product sales                                                      16,360,000         16,948,000         23,604,000

Fees, royalties and other income                                                      969,000          1,059,000          1,288,000
                                                                            ------------------ ------------------  -----------------

Gross margin                                                                       17,329,000         18,007,000         24,892,000

Operating expenses                                                                 19,487,000         21,379,000         22,648,000
                                                                            ------------------ ------------------  -----------------

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE OTHER EXPENSE AND INCOME
   TAX                                                                             (2,158,000)        (3,372,000)         2,244,000
                                                                            ------------------ ------------------  -----------------
Other income (expense):
   Interest expense                                                                  (242,000)          (269,000)        (1,382,000)
   Minority interests in subsidiaries                                                 (50,000)          (159,000)          (356,000)
   Interest income                                                                     57,000            108,000             40,000
   Other, net                                                                          14,000             19,000            (27,000)
                                                                            ------------------ ------------------  -----------------

Total other expense                                                                  (221,000)          (301,000)        (1,725,000)
                                                                            ------------------ ------------------  -----------------

(Loss) income from continuing operations before income tax                         (2,379,000)        (3,673,000)           519,000

Income tax  (benefit) expense                                                        (102,000)         4,873,000            301,000
                                                                            ------------------ ------------------  -----------------

(Loss) income from continuing operations                                           (2,277,000)        (8,546,000)           218,000
(Loss) income from discontinued operations                                         (2,826,000)        (2,039,000)           212,000
                                                                            ------------------ ------------------  -----------------
(Loss) income before extraordinary item                                            (5,103,000)       (10,585,000)           430,000
Extraordinary loss on early extinguishment of debt                                         --           (219,000)                --
                                                                            ------------------ ------------------  -----------------
NET (LOSS) INCOME                                                                  (5,103,000)       (10,804,000)           430,000

Dividend to preferred shareholders                                                   (218,000)          (220,000)          (223,000)
                                                                            ------------------ ------------------  -----------------

(Loss) income available to common stockholders                              $      (5,321,000) $     (11,024,000)  $        207,000
                                                                            ================== ==================  =================
Foreign currency translation adjustment                                                    --             (9,000)             9,000
                                                                            ================== ==================  =================

Comprehensive (loss) income                                                 $      (5,103,000) $     (10,813,000)  $        439,000
                                                                            ================== ==================  =================

(LOSS) INCOME PER SHARE (BASIC AND DILUTED):
(Loss) income from continuing operations                                    $           (0.26) $           (0.95)  $           0.00
                                                                            ================== ==================  =================
(Loss) income from discontinued operations                                  $           (0.30) $           (0.22)  $           0.03
                                                                            ================== ==================  =================
Extraordinary loss on early extinguishment of debt                          $              --  $           (0.02)                --
                                                                            ================== ==================  =================
Net (loss) income                                                           $           (0.56) $           (1.19)  $           0.03
                                                                            ================== ==================  =================

        The accompanying notes are an integral part of these statements.

                                       F-4
--------------------------------------------------------------------------------

                                                                  SUCCESSORIES, INC.
                                                   CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                  CONVERTIBLE                                                 NOTES
                                PREFERRED STOCK            COMMON STOCK          COMMON     RECEIVABLE   ADDITIONAL
                               ------------------     ------------------------   STOCK        FROM         PAID-IN     ACCUMULATED
                                SHARES   AMOUNT        SHARES      AMOUNT       WARRANTS   STOCKHOLDERS    CAPITAL       DEFICIT
                               -------   ------       ---------  -----------  -----------  ------------  -----------  ------------

Balance at January 29, 2000    604,759   $6,000       6,933,213  $   69,000   $ 2,291,00   $   (165,000) $28,840,000  $(13,563,000)

Net income                          --       --              --          --           --             --           --       430,000
Foreign currency
   translation adjustment           --       --              --          --           --             --           --           --
Stock warrants revaluation          --       --              --          --       33,000             --           --           --
Notes receivable payments
   and write-offs                   --       --              --          --           --         17,000           --           --
Common stock transactions:
   Sales of common shares           --       --       2,066,206      21,000           --             --    3,976,000            --
   Common stock issued in
     lieu of preferred
     stock dividends                --       --         181,777       2,000           --             --      320,000            --
Preferred stock
   transactions:
   Preferred stock
     dividends                      --       --              --          --           --             --           --      (223,000)
                               -------    ---------   ---------  ----------   ----------   ------------  -----------  ------------

Balance at February 3, 2001    604,759   $6,000       9,181,196  $   92,000   $ 2,324,00   $   (148,000) $33,136,000  $(13,356,000)

Net loss                            --       --              --          --           --             --           --   (10,804,000)
Foreign currency
   translation adjustment           --       --              --          --           --             --           --            --
Notes receivable payments
   and write-offs                   --       --              --          --           --         30,000           --            --
Common stock transactions:
   Sales of common shares           --       --          18,691          --           --             --       22,000            --
   Common stock issued in
     lieu of preferred
     stock dividends                --       --         113,997       1,000           --             --      163,000            --
Preferred stock
   transactions:
   Preferred stock
     dividends                      --       --              --          --           --             --           --      (220,000)

                               -------   ------       ---------  ----------   ----------   ------------  -----------  -------------
Balance at February 2, 2002    604,759   $6,000       9,313,884  $   93,000   $ 2,324,00   $   (118,000) $33,321,000  $(24,380,000)
                               =======   ======       =========  ==========   ==========   ============  ===========  =============

Net loss                            --       --              --          --           --           --             --    (5,103,000)
Note receivable issued
   June 6, 2002                     --       --              --          --           --        (12,000)          --            --
Notes receivable payments           --       --              --          --           --         15,000           --            --
Common stock transactions:
   Common stock issued in
     conjunction with Board
     of Directors' fees             --       --         142,325       2,000           --             --       74,000            --
   Common stock issued in
     lieu of preferred
     stock dividends                --       --         294,520       3,000           --             --      161,000            --
Preferred stock
   transactions:
   Preferred stock
     dividends                      --       --              --          --           --             --           --      (218,000)
                               -------   ------       ---------- ----------   ----------   ------------  -----------  ------------

Balance at February 1, 2003    604,759   $6,000       9,750,729  $   98,000   $ 2,324,00   $   (115,000) $33,556,000  $(29,701,000)
                               =======   ======       =========  ==========   ==========   ============  ===========  ============

                                The accompanying notes are an integral part of these statements.


                                       F-5
--------------------------------------------------------------------------------


                                                         SUCCESSORIES, INC.
                                        CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                                                                             ACCUMULATED
                                                                                                OTHER                    TOTAL
                                                                                            COMPREHENSIVE            STOCKHOLDERS'
                                                                                                 LOSS                   EQUITY
                                                                                           ----------------        ----------------

Balance at January 29, 2000                                                                $        (64,000)       $    17,414,000

Net income                                                                                               --                430,000
Foreign currency translation adjustment                                                               9,000                  9,000
Stock warrants revaluation                                                                               --                 33,000
Notes receivable payments and writeoffs                                                                  --                 17,000
Common stock transactions:
   Sales of common shares                                                                                --              3,997,000
   Common stock issued in lieu of preferred stock dividends                                              --                322,000
Preferred stock transactions:
   Preferred stock dividends                                                                             --               (223,000)
                                                                                           ----------------        ---------------

Balance at February 3, 2001                                                                $        (55,000)       $    21,999,000

Net loss                                                                                                 --            (10,804,000)
Foreign currency translation adjustment                                                              (9,000)                (9,000)
Notes receivable payments and writeoffs                                                                  --                 30,000
Common stock transactions:
   Sales of common shares                                                                                --                 22,000
   Common stock issued in lieu of preferred stock dividends                                              --                164,000
Preferred stock transactions:
   Preferred stock dividends                                                                             --               (220,000)
                                                                                           ----------------        ---------------

Balance at February 2, 2002                                                                $        (64,000)       $    11,182,000
                                                                                           ================        ===============

Net loss                                                                                                 --             (5,103,000)
Note receivable issued June 6, 2002                                                                      --                (12,000)
Notes receivable payments                                                                                --                 15,000
Common stock transactions:
   Common stock issued in conjunction with Board of Directors' fees                                      --                 76,000
   Common stock issued in lieu of preferred stock dividends                                              --                164,000
Preferred stock transactions:
   Preferred stock dividends                                                                             --               (218,000)
                                                                                           ----------------        ---------------

Balance at February 1, 2003                                                                $        (64,000)       $     6,104,000
                                                                                           ================        ===============

                               The accompanying notes are an integral part of these statements.


                                       F-6
--------------------------------------------------------------------------------

                                                               SUCCESSORIES, INC.
                                                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                               YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                            FEBRUARY 1, 2003   FEBRUARY 2, 2002    FEBRUARY 3, 2001
                                                                            -----------------  -----------------   ----------------
Cash flows from operating activities:
   Net (loss) income                                                        $      (5,103,000) $     (10,804,000)  $        430,000
   Adjustments to reconcile net (loss) income to net cash provided by operating activities:
     Depreciation and amortization                                                  1,782,000          2,245,000          2,277,000
     Deferred income tax                                                                   --          4,873,000            326,000
     Amortization of debt discount                                                    139,000            128,000            790,000
     Minority interests in subsidiaries                                                50,000            159,000            356,000
     Board of Directors' Fees                                                         100,000                 --                 --
     (Loss) income from discontinued operations                                     2,826,000          2,039,000           (212,000)
     Extraordinary Loss on early extinguishment of debt                                    --            219,000                 --
                                                                            -----------------  -----------------   ----------------
                                                                                     (206,000)        (1,141,000)         3,967,000
     Changes in operating assets and liabilities:
        Accounts and notes receivable                                                 488,000          1,246,000           (188,000)
        Inventories                                                                 1,106,000          1,799,000            732,000
        Prepaid catalog expenses                                                      364,000            225,000           (369,000)
        Other prepaid expenses                                                       (114,000)          (267,000)           (98,000)
        Accounts payable                                                              557,000            370,000         (2,905,000)
        Accrued expenses                                                              203,000           (915,000)           525,000
        Other assets                                                                 (291,000)          (388,000)          (403,000)
                                                                            -----------------  -----------------   ----------------
Net cash provided by operating activities                                           2,107,000            929,000          1,261,000
                                                                            -----------------  -----------------   ----------------

Cash flows from investing activities:
   Proceeds from notes receivable issued in connection with sale of
     property and equipment                                                            39,000             58,000            141,000
   Reduction in restricted cash                                                            --                 --             50,000
   Purchases of property and equipment                                                (44,000)          (269,000)          (528,000)
                                                                            -----------------  -----------------   ----------------
   Net cash used in investing activities                                               (5,000)          (211,000)          (337,000)
                                                                            -----------------  -----------------   ----------------

Cash flows from financing activities:
   Proceeds from issuing common stock                                                      --             22,000          3,997,000
   Preferred stock dividends                                                          (55,000)           (55,000)                --
   Notes receivable issued to stockholders                                            (13,000)                --                 --
   Proceeds from notes receivable issued to stockholders                               15,000             30,000              2,000
   Net (repayments) borrowings on revolving credit loan                              (352,000)         1,483,000         (2,119,000)
   Repayments of long-term debt                                                            --         (3,610,000)        (1,876,000)
   Distributions to joint venture partners                                           (117,000)          (212,000)          (302,000)
                                                                            -----------------  -----------------   ----------------
   Net cash used in financing activities                                             (522,000)        (2,342,000)          (298,000)
                                                                            -----------------  -----------------  -----------------

Net cash provided by (used in) continuing operations                                1,580,000         (1,624,000)           626,000
Net cash provided by (used in) discontinued operations                             (1,593,000)          (242,000)           903,000
                                                                            -----------------  -----------------   ----------------

Net (decrease) increase in cash                                                       (13,000)        (1,866,000)         1,529,000

Cash and cash equivalents, beginning of period                              $         602,000          2,468,000            939,000
                                                                            -----------------  -----------------   ----------------

Cash and cash equivalents, end of period                                    $         589,000            602,000          2,468,000
                                                                            -----------------  -----------------   ----------------

                               The accompanying notes are an integral part of these statements.

                                       F-7
--------------------------------------------------------------------------------

                               SUCCESSORIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  DESCRIPTION OF THE BUSINESS

         Successories, Inc. and its subsidiaries (collectively the "Company") design, manufacture, and market a diverse range of motivational and self-improvement products, many of which are the Company's own proprietary designs. The Company considers itself a single line of business with products that are marketed primarily under the Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), retail (100% Company-owned stores) - See Note 3 to the Consolidated Financial Statements "Discontinued Operations," sales to franchisees and wholesale distribution channels. The Company operates two joint venture retail stores in the United States. The Company also operates a franchising program whereby franchisees are granted the right to market the Company's products under the Successories trademark.

         The franchisee purchases for resale Company manufactured products or products from others that are subject to Company approval. Due to the proprietary nature of most of the Company's products, the Company is the only available source for many products sold by franchisees. The franchise agreements have an initial term of five years with a renewal option for three additional successive terms of five years each. Franchisees pay a royalty to the Company of 2% of franchised retail stores gross sales. The Company temporarily suspended the 2% royalty fee from July 2002 through January 2003 in order to assist the franchisees in weathering the current difficult retail and economic climate. At February 1, 2003 there were two joint venture retail stores and 23 franchised retail stores. At February 2, 2002 there were 24 Company-owned retail stores (including joint venture retail stores) and 35 franchised retail stores.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Fiscal Year End

         The Company's fiscal year ends on the Saturday closest to January 31. The year ended February 1, 2003 consisted of 52 weeks. The year ended February 2, 2002 consisted of 52 weeks. The year ended February 3, 2001 consisted of 53 weeks.

         Principles of Consolidation

         The consolidated financial statements include the accounts of Successories, Inc. and all of its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The financial results of franchised stores have not been reflected in the Company's consolidated financial statements.

         Restricted Cash

         Restricted cash consists of a certificate of deposit in conjunction with the standby letter of credit, see Note 17 for further information. The maturity of the certificate of deposit is twelve months and stated at cost, which approximates fair value.

         Revenue Recognition

         Net product sales include retail, direct marketing, franchise and wholesale activities. Retail sales at the Company-owned stores are recognized at the point of sale, net of returns and allowances. Direct marketing, franchise and wholesale sales are recognized at the time orders are shipped to customers, net of returns and allowances. The Company's agreements generally require franchisees and licensees to remit continuing royalty and licensing fees on gross revenues derived from proprietary product sales. The Company recognizes these fees as revenue when actually earned.

                                       F-8
--------------------------------------------------------------------------------

         Accounts and Notes Receivable

         A portion of the Company's sales are made through the extension of credit. Accounts receivable from credit sales are generally unsecured. Notes receivable are primarily from franchisees, and are generally supported by a personal guarantee. The payments on the promissory notes started in July 1998 and continue through March 2005. The interest rates on the promissory notes range from 7% to 12%. The allowance for doubtful accounts is estimated by management and is based on specific information about customer accounts, past loss experience and general economic conditions. An account is charged by management when deemed uncollectable although collection efforts may continue.

         Inventories

         Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method and includes material, labor and overhead costs.

         Prepaid Catalog Expenses

         Prepaid catalog expenses consist primarily of unamortized mail order catalog expenses for the Company's products. The cost of such direct response advertising is charged to expense over the period that the related catalog sales are expected, not to exceed twelve months. The amortization period is based upon the Company's historical patterns of catalog response. All other advertising costs are expensed as incurred.

         Catalog related advertising expense was $7,816,000, $8,398,000 and $8,706,000 for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively, which is included in operating expenses on the accompanying consolidated statements of operations.

         Property and Equipment

         Property and equipment are recorded at cost. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets, ranging from 3 to 10 years. Leasehold improvements are amortized on a straight-line basis over the lesser of the useful life of the improvement or the term of the lease. Major renewals and betterments are capitalized, and maintenance and repair costs are charged to expense as incurred. Gains or losses resulting from sales or retirements are recorded as incurred, at which time related costs and accumulated depreciation are written-off.

         Depreciation expense was $1,968,000, $2,639,000 and $2,129,000 for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively, which is included in cost of goods sold, discontinued operations and operating expenses in the accompanying consolidated statements of operations.

         Deferred Financing Costs and Debt Discount

         Costs incurred in connection with obtaining financing are capitalized and amortized over the term of the related debt. In addition, stock warrants issued in conjunction with the credit facility were assigned a fair value using the Black-Scholes option pricing model and are being amortized over the term of the related debt. Amortization expense was $139,000, $128,000 and $790,000 for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively, which is included in interest expense in the accompanying consolidated statements of operations.

                                       F-9
--------------------------------------------------------------------------------

         Intangible Assets

         Intangible assets consist of new product development costs, distribution rights, and goodwill. New product development costs consist of external costs incurred in development of products and includes licensing costs, which are amortized over the shorter of 3 years or the term of the licensing agreement. Goodwill relates to certain 100% Company-owned stores, which represents the cost of purchased businesses in excess of the fair value of net assets acquired. The Company reviews the realizability of the intangible assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. During the year ended February 1, 2003, the Company decided to close all of its 100% Company-owned retail stores. As a result, the Company recorded an impairment charge of $101,000 to write off the value of goodwill related to 100% Company-owned retail stores. The net book value of goodwill was $0 and $121,000 at February 1, 2003 and February 2, 2002, respectively. Accumulated amortization amounted to $860,000 and $5,006,000 at February 1, 2003 and February 2, 2002, respectively. Amortization expense was $690,000, $768,000 and $711,000 for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively.

         Accounts Payable

         Checks issued in excess of the bank balance of approximately $606,000 and $163,000, are included in accounts payable as of February 1, 2003 and February 2, 2002, respectively.

         Income Taxes

         The Company provides for deferred income taxes under the asset and liability method of accounting. This method requires the recognition of deferred income taxes based on the future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities, by applying enacted statutory tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

         Store Opening and Closing Costs

         Costs associated with the opening of new stores are expensed as incurred. Estimated costs associated with the closing of under-performing Company-owned stores are recognized when they are incurred.

         Stock-Based Compensation

         The Company accounts for stock-based compensation with employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. The Company complies with the disclosure provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS
123) and Statement of Financial Accounting Standards No. 148 "Accounting for Stock Based Compensation Transition and Disclosure."

         The Company accounts for stock-based compensation arrangements with non-employees in accordance with SFAS 123. SFAS 123 established accounting and disclosure requirements using a fair value-based method of accounting for stock-based employee compensation plans. Under the fair value-based method, compensation cost is measured at the grant date based on the value of the award, which is calculated using an option pricing model, and is recognized over the service period which is usually the vesting period.

                                      F-10
--------------------------------------------------------------------------------

         The following table illustrates the effect on net income (loss) and earnings (loss) per share if expense was measured using the fair value recognition provisions described above:

                                                                                              FISCAL YEAR ENDED
                                                                          ----------------------------------------------------------
                                                                              FEBRUARY 1,        FEBRUARY 2,         FEBRUARY 3,
                                                                                 2003               2002                2001
                                                                          ------------------- ------------------  ------------------

Net income (loss)
   As reported                                                            $       (5,103,000) $     (10,804,000)  $         430,000
   Pro forma                                                                      (5,214,000)       (11,065,000)             35,000

Basic and diluted (loss) income per share before extraordinary item
   As reported                                                                         (0.56)             (1.17)               0.03
   Pro forma                                                                           (0.57)             (1.17)                 --

Basic and diluted net (loss) income per share
   As reported                                                                         (0.56)             (1.19)               0.03
   Pro forma                                                                           (0.57)             (1.20)                 --

         The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions:

                                                                                              FISCAL YEAR ENDED
                                                                          ----------------------------------------------------------
                                                                              FEBRUARY 1,        FEBRUARY 2,         FEBRUARY 3,
                                                                                 2003               2002                2001
                                                                          ------------------- ------------------  ------------------

Stock Options

   Dividend Yield                                                                         --                 --                  --
   Volatility                                                                             --               93.7%               71.0%
   Risk-Free Interest                                                                     --                5.0%                6.1%
   Expected term (years)                                                                  --                 10                  10

Stock Warrants

   Dividend Yield                                                                         --                 --                  --
   Volatility                                                                             --                 --                68.4%
   Risk-Free Interest                                                                     --                 --                 6.5%
   Expected term (years)                                                                  --                 --                 5.3

         The weighted average fair value of options granted in the three years ended February 1, 2003 were $0, $1.79 and $1.55 per share, respectively. The pro forma effects of applying SFAS 123 are not indicative of future amounts.

         Income (Loss) Per Share

         The Company computes income (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share." Basic income (loss) per share is computed by dividing the net income (loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted income (loss) per share is similar to basic income (loss) per


                                      F-11
--------------------------------------------------------------------------------
share except the diluted computation gives effect to all dilutive potential common shares that were outstanding during the period.

         Comprehensive Income (Loss)

         The Company reports comprehensive income (loss) in accordance with Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), which establishes rules for the reporting and display of comprehensive income (loss) and its components.

         Foreign Currency Translation

         One of the Company's subsidiaries has operations in Canada. The assets and liabilities of this subsidiary are reported in local currency and translated at the current exchange rate in effect at the balance sheet date, with gains or losses resulting from such translation included in stockholders' equity. Revenues and expenses are translated at the average exchange rate in effect at the time the underlying transaction occurred, with gains or losses resulting from such translation included in stockholder's equity. Realized currency gains or losses on transactions are included in the results of operations.

         Financial Instruments

         The carrying amounts for current assets and current liabilities approximate their fair value due to their short-term maturity periods.

         Use of Estimates

         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The valuation of the deferred taxes is a significant estimate.

         Reclassifications

         Certain prior year amounts have been reclassified to conform with the current year presentation.

NOTE 3.  DISCONTINUED OPERATIONS

         On May 7, 2002 in the process of reviewing its strategic options, the Company decided to take immediate steps to develop and implement a plan to close all of its 100% owned retail stores. The 100% owned retail store segment, which has not been as profitable as the other segments in the past few years, reported an operating loss of $(2,826,000) and $(2,039,000) for the years ended February 1, 2003 and February 2, 2002, respectively.

         As a result, in the second quarter ended August 3, 2002, the Company started negotiating early lease terminations and evaluating asset impairment charges related to the 100% owned retail stores. At February 1, 2003, all the 100% Company-owned retail stores were closed. The results of operations and costs associated with the Company's closing the 100% owned retail stores have been reflected as discontinued operations in the accompanying consolidated financial statements.

(Loss) income from discontinued operations is comprised of the following:


                                      F-12
--------------------------------------------------------------------------------

                                                                                                FISCAL YEAR ENDED
                                                                               ----------------------------------------------------
                                                                                  FEBRUARY 1,      FEBRUARY 2,       FEBRUARY 3,
                                                                                     2003             2002              2001
                                                                               ----------------- ----------------  ----------------
     Net sales                                                                 $      5,197,000  $     7,325,000   $     8,500,000
                                                                               ================= ================  ================
     Operating (loss) income                                                   $     (1,278,000) $    (1,509,000)  $       212,000
     Asset impairment charges                                                           607,000          530,000                --
     Lease termination costs                                                            941,000               --                --
                                                                               ----------------- ----------------  ----------------
     (Loss) income from discontinued operations                                $     (2,826,000) $    (2,039,000)  $       212,000
                                                                               ================= ================  ================

As of February 1, 2003 and February 2, 2002, the assets of discontinued operations were $5,000 and $1,891,000, and the liabilities were $79,000 and $706,000, respectively. The assets and liabilities of the discontinued operations have been included in the accompanying consolidated balance sheet.

NOTE 4.  ACCOUNTS AND NOTES RECEIVABLE

         Accounts and notes receivable consist of the following:

                                                                                                   FEBRUARY 1,       FEBRUARY 2,
                                                                                                       2003              2002
                                                                                                 ----------------- -----------------
Accounts receivable                                                                              $      2,238,000  $      2,651,000
Notes receivable                                                                                          157,000           262,000
                                                                                                 ----------------- -----------------
                                                                                                        2,395,000         2,913,000
Less allowance for doubtful accounts and sales returns                                                   (482,000)         (451,000)
                                                                                                 ----------------- -----------------
                                                                                                        1,913,000         2,462,000
Less current portion                                                                                   (1,913,000)       (2,445,000)
                                                                                                 ----------------- -----------------
Noncurrent portion                                                                               $             --  $         17,000
                                                                                                 ================= =================

NOTE 5.  INVENTORIES

         Inventories are comprised of the following:

                                                                                      FEBRUARY 1,     FEBRUARY 2,
                                                                                         2003            2002
                                                                                     --------------  --------------
   Finished goods                                                                    $   2,400,000   $   3,825,000
   Raw materials                                                                         1,285,000       1,763,000
                                                                                     --------------  --------------
                                                                                         3,685,000       5,588,000
   Less reserve for obsolescence                                                          (407,000)       (583,000)
                                                                                     --------------  --------------
                                                                                     $   3,278,000   $   5,005,000
                                                                                     ==============  ==============

NOTE 6.  PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:

                                                                                       FEBRUARY 1,     FEBRUARY 2,
                                                                                          2003            2002
                                                                                     --------------  --------------
   Leasehold improvements                                                            $   3,741,000   $   5,589,000
   Machinery and equipment                                                               5,291,000       5,422,000
   Furniture and fixtures                                                                2,219,000       2,531,000
   Construction in progress                                                                     --          25,000
                                                                                     --------------  --------------
                                                                                        11,251,000      13,567,000
   Less accumulated depreciation and amortization                                       (9,258,000)     (9,653,000)
                                                                                     --------------  --------------
                                                                                     $   1,993,000   $   3,914,000
                                                                                     ==============  ==============


                                      F-13
--------------------------------------------------------------------------------

NOTE 7.  DEBT

         On June 20, 1997, the Company entered into a credit facility agreement with The Provident Bank (the "Bank"), amended most recently on April 25, 2003, which is comprised of a revolving credit loan, term loan and fixed rate loan. In conjunction with the credit facility agreement, warrants to purchase 150,000 shares of the Company's common stock were issued to the bank as part of this agreement. Initially these warrants had exercise prices ranging from $6.19 to $9.73 and expiration dates in June 2001; however, the exercise prices were subsequently adjusted to $2.00 and the expiration dates were extended to June 2005. The revolving credit loan provides for maximum borrowings of $3,500,000 through January 1, 2003 and $3,000,000 thereafter, and the borrowing base is limited to 80% of eligible receivables plus 45% of eligible inventory. A commitment fee of 0.25% is payable on the daily unused amount of the maximum revolving credit commitment. The facility expires on June 1, 2003, and all borrowings under the facility are secured by substantially all the assets of the Company. The interest rate on the revolving credit loan is prime plus 2.00%. Interest is payable monthly. The interest rate on the outstanding revolving credit loan was 6.25% at February 1, 2003. Amounts outstanding under the revolving credit loan were $1,131,000 and $1,483,000 at February 1, 2003 and February 2, 2002, respectively. As of February 1, 2003, available borrowings on the revolving credit loan were $1,460,000. No amounts were outstanding under the term loan or fixed rate loan at February 1, 2003 or February 2, 2002.

         On April 25, 2003, the Company obtained an amendment to the credit facility to extend the credit facility expiration from June 1, 2003 to June 30, 2003. The bank has not given indication that they intend to renew the agreement. See Note 20 for further information on Management Plans.

         During the year ended February 2, 2002, the Company pre-paid the entire outstanding Bank term loan and fixed rate loan balance in the amount of $3,590,000. The above noted loans had payment terms through June 2003. The company recorded an extraordinary loss of $219,000 related to the early debt extinguishment in the current year. The extraordinary loss represents the write-off of the unamortized debt discount associated with the term and fixed rate loan.

         The credit facility agreement contains, among other provisions, requirements for maintaining certain earnings levels and financial ratios, limits on capital expenditures and additional indebtedness, and use of proceeds from certain equity offerings. As of February 1, 2003, the Company was in compliance with all the debt covenant requirements of the credit facility agreement.

         The weighted average interest rates on borrowings outstanding as of February 1, 2003 and February 2, 2002 were 7.8% and 7.04%, respectively.

NOTE 8.  COMMON STOCK

         During the year ended February 3, 2001, on October 3, 2000, the Company issued 2,041,581 shares of common stock to its existing stockholders at a price of $2.00 per share, pursuant to the rights offering as described in the form S-3 registration statement filed with the Securities and Exchange Commission on August 23, 2000. The net proceeds of the offering were $3,956,000. The Company used the net proceeds from the offering to make a partial prepayment on the term loan in the amount of $375,000 and the remaining funds were used to pay-down the revolver.

         The above noted offering includes proceeds from the sale of common stock to the Company's Chairman of the Board of Directors, directors and executive officers, in an aggregate amount of $3,544,000.

NOTE 9.  CONVERTIBLE PREFERRED STOCK

         During the year ended January 29, 2000, the Company authorized and issued 503,092 shares of Series A convertible preferred stock to a group of investors, pursuant to Regulation D of the Securities Act of 1933. The Series A preferred stock has a par value of $0.01 per share and a purchase price of $2.425 per share. On October 18, 1999, the Company authorized and issued 101,667 shares of Series B convertible preferred stock to a group of investors, pursuant to Regulation D of the Securities Act of 1933. The Series B preferred stock has a par value of $0.01 per share and a purchase price of $15 per share. The total proceeds of $2,745,000 from the sale of


                                      F-14
--------------------------------------------------------------------------------

Series A and Series B preferred stock is comprised of $1,975,000 from the Company's Chairman of the Board of Directors, a director and an executive officer, and $770,000 from outside investors. Dividends on the preferred stock accrue and are payable annually in either cash or common stock, at the Company's or majority of the preferred stockholders discretion, at the rate of 8% per annum, commencing on the date of issuance. Accrued and unpaid dividends shall be paid on (1) April 30, July 31, October 31 and January 31 of each year commencing on July 31, 2000 for Series A preferred stock and October 31, 2000 for Series B preferred stock, to the holders of record as they appear on the books and records of the Company 10 days preceding each payment date, and (2) the date certificates representing common stock of the Company are required to be delivered following any conversion of Series A and Series B convertible preferred stock. Holders of the preferred stock have the right to convert their shares, in whole or in part, into the Company's common stock. Each preferred share of Series A and Series B may be converted, at any time at the option of the holder thereof, into a certain number of the Company's common stock as is determined by dividing the stated value of Series A and Series B preferred stock by the applicable conversion price. The conversion price initially shall mean, with respect to the Series A preferred stock, an amount equal to $2.425 per share and, with respect to the Series B preferred stock, an amount equal to $2.3625 per share; provided that each such initial conversion price shall be subject to adjustment per the stated terms in the agreement. The above mentioned issuance of preferred stock also has certain other rights including pre-emptive rights, voting rights, board representation, registration rights and liquidation preference. At any time commencing one year after the date of issuance of the preferred stock, the holders of a majority of the preferred stock may require the Company to file a registration statement covering the conversion of such preferred stock to common stock.

         During the year ended February 3, 2001, the shareholders of the Series A and Series B convertible preferred stock consented to waive any adjustment to the conversion price resulting from the common stock rights offering in October 2000. For further information on the common stock offering, see Note 8.

NOTE 10.  IMPAIRMENT CHARGE

         Pursuant to SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluated the realizability of assets related to company owned retail stores and estimated the fair value based on the anticipated cash flows from these retail locations. In addition, the Company discontinued the planned implementation of a warehouse management enhancement project due to lower than anticipated production volumes. As a result, the Company recorded impairment charges of approximately $607,000 and $530,000 in the fiscal year ended February 1, 2003 and February 2, 2002, which is included in the operating expenses and loss from discontinued operations in the accompanying consolidated statements of operations.

NOTE 11.  INCOME TAXES

         The provision for income taxes consists of the following:

                                                                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                                                 FEBRUARY 1,        FEBRUARY 2,       FEBRUARY 3,
                                                                                    2003               2002              2001
                                                                              -----------------  ----------------- -----------------
Current:
   Federal                                                                    $             --   $             --  $         30,000
   State                                                                              (102,000)                --            30,000
Deferred                                                                            (1,795,000)        (2,101,000)          241,000
Deferred - Valuation allowance                                                       1,795,000          6,974,000                --
                                                                              -----------------  ----------------- -----------------
                                                                              $       (102,000)  $      4,873,000  $        301,000
                                                                              =================  ================= =================

         A reconciliation between the federal statutory rate and the Company's effective tax rate is as follows:

                                                                                YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                                                FEBRUARY 1,         FEBRUARY 2,       FEBRUARY 3,
                                                                                   2003                2002              2001
                                                                             -----------------   ----------------- -----------------
Federal statutory rate                                                                  (34.0)%              34.0%             34.0%
State taxes, net of federal tax benefit                                                  (3.0)                5.0               5.0
Valuation allowance and other, net                                                       35.0                46.3               2.2
                                                                             -----------------   ----------------- -----------------
                                                                                         (2.0)%              85.3%             41.2%
                                                                             =================   ================= =================


                                      F-15
--------------------------------------------------------------------------------

     Deferred income taxes result from temporary differences in the recognition of revenues and expense for financial and income tax reporting purposes. The components of the net deferred tax asset are comprised of the following:

                                                                                                    FEBRUARY 1,       FEBRUARY 2,
                                                                                                       2003              2002
                                                                                                 ----------------  ----------------
     Deferred income tax assets (liabilities), current:
        Accounts receivable                                                                      $       188,000   $       176,000
        Inventories                                                                                      151,000           202,000
        Prepaid advertising and new product development                                                 (705,000)         (886,000)
        Other, primarily accruals                                                                        190,000           196,000
                                                                                                 ----------------  ----------------
                                                                                                        (176,000)         (312,000)
                                                                                                 ----------------  ----------------
     Deferred income tax assets (liabilities), non-current:
        Depreciation and amortization                                                                    848,000         1,514,000
        Loss carryforwards                                                                            11,073,000         8,748,000
        Valuation allowance                                                                          (11,745,000)       (9,950,000)
                                                                                                 ----------------  ----------------
                                                                                                         176,000           312,000
                                                                                                 ----------------  ----------------
     Deferred income taxes assets (liabilities) - total                                          $            --   $            --
                                                                                                 ================  ================

         During the year ended February 1, 2003 and February 2, 2002, based on the Company's financial performance in the past few years and the challenging economic environment that has negatively impacted the Company's operating results, the Company's management determined that the valuation allowance associated with the deferred tax asset should be increased. The valuation allowance was increased to fully reserve for the deferred tax asset due to the reduced likelihood of whether all the benefits of net operating loss (NOL) carryforwards and other temporary differences would be fully utilized before they expire. For the year ended February 1, 2003 and February 2, 2002, the Company recognized an income tax expense of $0 and $4,873,000, respectively, to increase the valuation allowance associated with the deferred tax asset.

         Realization of the net deferred tax asset is largely dependent upon the Company generating sufficient taxable income prior to the expiration of the net operating loss carryforwards.

         The Company has approximately $28,390,000 of tax net operating loss carryforwards as of February 1, 2003, which are available to reduce future taxable income and expire as follows:

2010                         $     10,560,000
2011                                1,496,000
2019                                4,401,000
2020                                  914,000
2022                                4,471,000
2023                                6,548,000
                             -----------------
Total                        $     28,390,000
                             =================


                                      F-16
--------------------------------------------------------------------------------

NOTE 12.  (LOSS) INCOME PER SHARE

         Effective January 31, 1998, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share." The computations of basic and diluted (loss) income per share are as follows:

                                                                                  YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                                               FEBRUARY 1, 2003   FEBRUARY 2, 2002  FEBRUARY 3, 2001
                                                                              -----------------  ----------------- -----------------
NUMERATOR FOR (LOSS) INCOME FROM CONTINUING OPERATIONS PER SHARE:
   (Loss) income from continuing operations                                   $     (2,277,000)  $     (8,546,000) $        218,000
   Preferred stock dividends                                                          (218,000)          (220,000)         (223,000)
                                                                              -----------------  ----------------- -----------------

   Numerator for loss from continuing operations per share                    $     (2,495,000)  $     (8,766,000) $         (5,000)
                                                                              =================  ================= =================

NUMERATOR FOR (LOSS) INCOME FROM DISCONTINUED OPERATIONS PER SHARE            $     (2,826,000)  $     (2,039,000) $        212,000
                                                                              =================  ================= =================

NUMERATOR FOR EXTRAORDINARY LOSS ON EARLY EXTINGUISHMENT OF DEBT              $             --   $       (219,000) $             --
                                                                              =================  ================= =================
NUMERATOR FOR NET (LOSS) INCOME PER SHARE:
   Net (loss) income                                                          $     (5,103,000)  $    (10,804,000) $        430,000
   Preferred stock dividends                                                          (218,000)          (220,000)         (223,000)
                                                                              -----------------  ----------------- -----------------

   Numerator for net (loss) income per share                                  $     (5,321,000)  $    (11,024,000) $        207,000
                                                                              =================  ================= =================

DENOMINATOR FOR LOSS PER SHARE:
   Weighted average common stock shares                                              9,490,127          9,241,355         7,664,215
                                                                              =================  ================= =================
BASIC AND DILUTED LOSS PER SHARE:
   (Loss) income from continuing operations                                   $          (0.26)  $          (0.95) $           0.00
                                                                              =================  ================= =================
   (Loss) income from discontinued operations                                 $          (0.30)  $          (0.22) $           0.03
                                                                              =================  ================= =================
   Extraordinary loss on early                                                $             --   $          (0.02) $             --
     Extinguishment of debt
                                                                              =================  ================= =================
   Net (loss) income                                                          $          (0.56)  $          (1.19) $           0.03
                                                                              =================  ================= =================

         The diluted computations for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, did not assume the exercise of stock options and warrants, nor the conversion of preferred stock due to their antidilutive effect on (loss) income per share. At February 1, 2003, there were options to purchase 1,401,460 shares of stock, warrants to purchase 522,464 shares of stock and preferred stock convertible into 1,148,595 shares of stock outstanding. See Note 15 for further information on stock options and warrants, and Note 9 for details on convertible preferred stock.

NOTE 13.  SEGMENT AND RELATED INFORMATION

         The Company has adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." This Statement establishes standards for the way public business enterprises report information about operating segments in annual financial statements and in interim financial reports issued to shareholders.

         The Company's reportable segments are the various distribution channels used to market its products. The Company's products have similar purposes and uses in each channel of distribution, but profitability varies among the channels. The Company considers itself a single line of business with products that are marketed through direct marketing (catalog, electronic commerce and telemarketing), retail (100% Company- owned stores) - See Note 3 to the Consolidated Financial Statements "Discontinued Operations," wholesale, sales to franchisees channels and joint venture retail stores. In addition, the Company generates revenue from providing framing services to outside corporate businesses on a contract fee basis. The Company has four reportable segments - Direct Marketing -


                                      F-17
--------------------------------------------------------------------------------

Successories, Retail Company-owned stores - See Note 3 to the Consolidated Financial Statements "Discontinued Operations," Sales to Franchisees, and other segments (Wholesale, Contract Framing and Joint Venture Retail Stores).

         The accounting policies of the reportable segments are the same as those described in Note 2 of Notes to Consolidated Financial Statements. The Company evaluates the performance of its operating segments based on income
(loss) before other income (expense), income taxes and extraordinary items.

         Summarized financial information concerning the Company's reportable segments is shown in the following table. Certain prior year amounts have been reclassified to conform with the current year presentation for the discontinued operations. The "Corporate" row includes corporate related items not allocated to reportable segments.

                                              NET             SEGMENT            TOTAL            CAPITAL           DEPRECIATION
                                             SALES         PROFIT (LOSS)         ASSETS         EXPENDITURES      AND AMORTIZATION
                                       ----------------- -----------------  ----------------  -----------------  -------------------

YEAR ENDED FEBRUARY 1, 2003:
Direct Marketing Successories          $     27,261,000  $      2,967,000   $     2,579,000   $         12,000   $          268,000
Sales to Franchisees                          2,569,000           227,000           518,000                 --               11,000
Other Segments                                2,304,000           496,000           757,000              8,000               36,000
Corporate                                            --        (5,967,000)        6,866,000             24,000            1,467,000
                                       ----------------- -----------------  ----------------  -----------------  -------------------
CONTINUING OPERATIONS                  $     32,134,000  $     (2,277,000)  $    10,720,000   $         44,000   $        1,782,000
                                       ----------------- -----------------  ----------------  -----------------  -------------------
   Retail 100% owned Stores            $      5,197,000  $     (2,826,000)  $         5,000   $          3,000   $          876,000

YEAR ENDED FEBRUARY 2, 2002:
Direct Marketing Successories          $     27,433,000  $      2,339,000   $     7,160,000   $         78,000   $          266,000
Sales to Franchisees                          4,201,000           310,000           938,000                 --               10,000
Other Segments                                3,362,000           198,000           581,000                 --               46,000
Corporate                                            --       (11,393,000)        5,391,000            191,000            1,923,000
                                       ----------------- -----------------  ----------------  -----------------  -------------------
CONTINUING OPERATIONS                  $     34,996,000  $     (8,546,000)  $    14,070,000   $        269,000   $        2,245,000
                                       ----------------- -----------------  ----------------  -----------------  -------------------
   Retail 100% owned Stores            $      7,325,000  $     (2,039,000)  $     1,891,000   $         60,000   $        1,162,000

YEAR  ENDED FEBRUARY 3, 2001:
Direct Marketing Successories          $     33,620,000  $      5,895,000   $     4,035,000   $        139,000   $          287,000
Sales to Franchisees                          6,466,000         1,487,000         1,370,000                 --               29,000
Other Segments                                4,744,000         1,111,000         1,339,000              2,000               99,000
Corporate                                            --        (8,275,000)       19,307,000            387,000            1,862,000
                                       ----------------- -----------------  ----------------  -----------------  -------------------
CONTINUING OPERATIONS                  $     44,830,000  $        218,000   $    26,051,000   $        528,000   $        2,277,000
                                       ----------------- -----------------  ----------------  -----------------  -------------------
   Retail 100% owned Stores            $      8,500,000  $        212,000   $     2,740,000   $         18,000   $          563,000

         The Company utilizes its facilities and majority of its assets interchangeably among each distribution channel. Assets that relate specifically to a reportable segment have been included in the above table. Assets identified to the reportable segments are primarily cash, receivables, inventory, prepaid catalogs, property and equipment, and intangibles.

         The following table presents the details for Corporate:

                                                                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                                                 FEBRUARY 1,        FEBRUARY 2,       FEBRUARY 3,
                                                                                    2003               2002              2001
                                                                              -----------------  ----------------- -----------------

Corporate administrative expenses                                             $      4,381,000   $      4,077,000  $      4,387,000
Unallocated depreciation and amortization expense                                    1,467,000          1,923,000         1,862,000
Interest expense and other                                                             221,000            301,000         1,725,000
Income tax expense (benefit)                                                          (102,000)         4,873,000           301,000
Extraordinary loss on early debt extinguishment                                             --            219,000                --
                                                                              -----------------  ----------------- -----------------
                                                                              $      5,967,000   $     11,393,000  $      8,275,000
                                                                              =================  ================= =================


                                      F-18
--------------------------------------------------------------------------------

         Corporate administrative expenses are primarily charges for those functions not specifically attributable to any specific segment; these functions include the product development, merchandising, information systems, accounting, legal, human resource and executive departments. Included in the expenses associated with these functions are payroll and related costs, professional fees, information system maintenance costs, office occupancy costs, and property and casualty insurance.

         The Company's operations are principally in North America. No single foreign country or geographic area is significant to the consolidated operations. Long-lived assets are all located in North America.

         The Company's products include distinctive lines of wall decor, desktop accessories, books and stationery, personalized gifts and awards. In addition, the Company sells other motivational products supplied by third parties.

         For the fiscal years ended February 1, 2003, February 2, 2002 and February 3, 2001 net product sales by product categories were as follows:

                                                                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                                                 FEBRUARY 1,        FEBRUARY 2,       FEBRUARY 3,
                                                                                    2003               2002              2001
                                                                              -----------------  ----------------- -----------------

Wall Decor                                                                                  42%                45%               44%
Desktop accessories                                                                         20%                17%               23%
Books and stationery                                                                        13%                13%               18%
Personalized gifts and awards                                                               19%                19%               14%
Other                                                                                        6%                 6%                1%

         For the above noted years, no single customer or group under common control represented 10% or more of the Company's sales.

NOTE 14.  SUPPLEMENTAL CASH FLOW INFORMATION

         Supplemental disclosures to the consolidated statements of cash flows are as follows:

                                                                                 YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                                                 FEBRUARY 1,        FEBRUARY 2,       FEBRUARY 3,
                                                                                    2003               2002              2001
                                                                              -----------------  ----------------- -----------------
Cash paid during the year for:
   Income taxes                                                               $          4,000   $         95,000  $         41,000
   Interest                                                                            102,000            139,000           755,000

Noncash investing and financing activities:
   Preferred stock dividends                                                  $        164,000   $        164,000  $        322,000

NOTE 15.  OPTIONS AND WARRANTS

         The Company has a stock option plan (the "Option Plan") which provides for the grant of stock options to directors, executive officers and other employees of the Company. On July 24, 2001, the number of the Company's common stock shares available for grant under the Option Plan increased from 1,700,000 to 2,500,000 shares. The number of options to be granted or issued and the terms thereof are approved by the Compensation Committee of the Company's Board of Directors,


                                      F-19
--------------------------------------------------------------------------------
which is comprised of non-employee directors. The exercise price of the options is equal to the fair market value of the common stock on the date of grant. Options granted under the Option Plan generally vest after three to five years and expire ten years from the date of grant.

         A summary of the status of the Option Plan as of February 1, 2003, February 2, 2002 and February 3, 2001, and changes during the periods then ended are as follows:

                                             FISCAL YEAR ENDED              FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                             FEBRUARY 1, 2003               FEBRUARY 2, 2002                FEBRUARY 3, 2001
                                       ------------------------------ ------------------------------  ------------------------------
                                                          WEIGHTED                      WEIGHTED                        WEIGHTED
                                                           AVERAGE                       AVERAGE                         AVERAGE
                                           SHARES         EX. PRICE       SHARES        EX. PRICE         SHARES        EX. PRICE
                                       --------------  -------------- --------------- --------------  --------------  --------------

Outstanding, beg. of year                  1,305,460   $        4.67       1,134,460  $        5.03       1,097,460   $        5.27
Converted under plan                              --              --          75,000           2.87              --              --
Granted                                           --              --         177,250           1.94          85,000            1.92
Exercised                                         --              --              --             --              --              --
Forfeited                                    (27,000)          (2.51)         (6,250)         (4.04)        (48,000)          (5.05)
Expired/canceled                                  --              --              --             --              --              --
                                       --------------  -------------- --------------- --------------  --------------  --------------
Outstanding, end of year                   1,278,460            4.71       1,305,460           4.67       1,134,460            5.03
Exercisable, end of year                   1,142,660            5.00       1,060,818           5.17         918,976            5.47
Weighted-average fair value of
   options granted                                                --                           1.79                            1.55

         The following table summarizes information about options and warrants outstanding at February 1, 2003:

                                                              OUTSTANDING                                   EXERCISABLE
                                         ------------------------------------------------------  -----------------------------------
                                                               WEIGHTED           WEIGHTED                             WEIGHTED
                                                                AVERAGE            AVERAGE                              AVERAGE
                                              NUMBER          CONTRACTUAL         EXERCISE           NUMBER            EXERCISE
                                           OUTSTANDING        LIFE (YEARS)         PRICE           EXERCISABLE          PRICE
                                         -----------------  ----------------- -----------------  ----------------- -----------------
RANGE OF EXERCISE PRICES FOR OPTIONS:
$1.70 - 2.55                                      261,000                7.2  $           1.99            171,200  $           2.00
 2.62 - 3.25                                      193,000                6.1              2.89            147,000              2.91
 5.33 - 8.00                                      802,460                1.8              5.82            802,460              5.82
 8.25 - 9.00                                        7,000                3.0              8.79              7,000              8.79
14.66                                              15,000                1.8             14.66             15,000             14.66
                                         -----------------                                       -----------------
                                                1,278,460                                               1,142,660
                                         =================                                       =================

         The Company had a non-compensatory Employee Stock Purchase Plan which expired in September 2001. The Company intends that the Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Generally, the Stock Purchase Plan provides for qualifying employees to elect to have a percentage of their compensation used to purchase shares of the Company's common stock. Shares purchased under the Stock Purchase Plan totaled 0, 18,691 and 24,625 for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively.

         The Company has also issued stock warrants in connection with certain financing transactions. Such warrants generally vest immediately and expire five to eight years from the date of issuance. As of February 1, 2003, warrants for 522,464 shares to purchase common stock of the Company were outstanding and exercisable. These warrants have a weighted average exercise price of $2.00 and a weighted average remaining contractual life of 2.5 years.

         The Company measures compensation cost for its stock plans in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Accordingly, no compensation has been recognized for the Company's stock plans in the consolidated financial statements.

         In addition, the Company has issued 123,000 non-qualified options to certain employees, directors and former directors. These options have a weighted average contractual life of 1.4 years


                                      F-20
--------------------------------------------------------------------------------
and a weighted average exercise price of $5.25. Currently, 110,600 of the non-qualified options are exercisable with a weighted average exercise price of $5.60.

         During the year ended February 1, 2003, each of the five non-employee directors received an annual grant of shares of the Company's common stock pursuant to its Stock Option Plan equal in value to a total of $20,000, paid in quarterly installments, at a price equal to the trailing 10-day average closing price of the Company's common stock prior to the end of the quarter for which such shares are issued. At February 1, 2003, the shares for the fourth quarter were outstanding.

NOTE 16.  401(K) PLAN

         The Company has a 401(k) Retirement Savings Plan in which all full-time employees who have completed one year of service are eligible to participate. Enrollment is open on the January 1st, April 1st, July 1st, or October 1st immediately following one year of service. The Company matches 20% of each employee's contribution, up to a maximum of 6% of base salary. The Company's contributions to the 401(k) Plan were $42,000, $54,000, and $51,000, for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively.

NOTE 17.  COMMITMENTS AND CONTINGENCIES

         Operating Leases

         The Company leases its corporate office and manufacturing/warehouse space under the terms of a lease agreement which expires in July 2009. The Company is responsible for all taxes, maintenance, insurance and operating expenses. The lease provides for three renewal options of five years each.

         The two joint venture retail store locations are leased under agreements which expire January, 2005 and November, 2009. The leases contain renewal options and escalation clauses and generally provide that the Company pay its proportionate share of the taxes, maintenance and insurance costs. In addition, leases require contingent payments based on sales.

         The future minimum rental payments for all operating leases with noncancelable terms in excess of one year as of February 1, 2003, are as follows:

                                                                                                      JOINT
                                                                                   OFFICE AND        VENTURE
                                                                                   WAREHOUSE        LOCATIONS           TOTAL
                                                                                ---------------- ----------------  ----------------
      Fiscal year ending:
         January 31, 2004                                                       $       790,000  $       136,000   $       926,000
         January 29, 2005                                                               811,000          140,000           951,000
         January 28, 2006                                                               831,000           66,000           897,000
         February 3, 2007                                                               851,000           72,000           923,000
         February 2, 2008                                                               873,000           74,000           947,000
         Thereafter                                                                   1,196,000          142,000         1,338,000
                                                                                ---------------- ----------------  ----------------
                                                                                $     5,352,000  $       630,000   $     5,982,000
                                                                                ---------------- ----------------  ----------------

         Rental expense for all operating leases was $2,019,000, $2,369,000 and $2,164,000, for the years ended February 1, 2003, February 2, 2002 and February 3, 2001, respectively.

         In addition, the Company is a guarantor on two of the franchised retail store location leases.

         Employment Agreements

         The Company has employment agreements with certain key officers. The agreements provide for aggregate annual salaries of $325,000, and contain confidentiality and noncompetition provisions. The agreements expire from 2003 through 2004.


                                      F-21
--------------------------------------------------------------------------------

         Promissory Note

         During the fiscal year ended February 3, 2001, Michael McKee, an officer of the Company, executed a $140,000 Promissory Note on behalf of LaSalle Bank National Association. The Company guaranteed payment of the indebtedness to LaSalle Bank National Association. The indebtedness includes (a) all principal,
(b) all interest, (c) all late charges, (d) all loan fees and loan charges, and
(e) all collection costs and expenses relating to the promissory note or to any collateral for the promissory note.

         Letter of Credit

         The Company has a standby letter of credit outstanding in the amount of $250,000 that is secured by a certificate of deposit. The letter of credit serves as security for the lease of the Company's corporate office and manufacturing/warehouse facility.

         Duff & Phelps Agreement

         On May 3, 2002, the Company executed an engagement letter with Duff & Phelps, LLC. Under the engagement letter, Duff & Phelps would act as the Company's exclusive financial advisor in connection with the proposed sale of the Company. In consideration for the services to be rendered, the Company paid Duff & Phelps a consulting fee of $50,000. In addition, the Company has agreed to pay a transaction fee upon the closing of a sale equal to 3.5% of the consideration (as defined in the engagement letter) involved in the sale, which fee shall not be less than $400,000. Duff & Phelps shall credit the consulting fee against the transaction fee. The Company has also agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses, including the fees of its legal counsel, and to indemnify Duff & Phelps against certain liabilities, including liabilities under the federal securities laws, relating to, arising out of, or in connection with its engagement.

         Legal Matters

         The Company was named as a defendant in a case filed by Pyramid Company of Buffalo ("Plaintiff"). Pyramid Company of Buffalo v Successories, Inc. (Index No. 2002-8509) was filed in the State of New York Supreme Court in the County of Erie on August 15, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $9,415.27 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The parties settled the matter by entering into a Termination and Release Agreement dated January 31, 2003

         The Company was named as a defendant in a case filed by EKLECCO L.L.C. ("Plaintiff"). EKLECCO L.L.C. v Successories, Inc. (Index No. 2002-5591) was filed in the State of New York Supreme Court in the County of Erie on August 14, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $11,513.47 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The parties settled the matter by entering into a Termination and Release Agreement dated January 31, 2003

         The Company was named as a defendant in a case filed by Pyramid Crossgates Company ("Plaintiff"). Pyramid Crossgates Company v Successories, Inc. (Index No. 2002-5653) was filed in the State of New York Supreme Court in the County of Erie on August 14, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $10,992.96 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The parties settled the matter by entering into a Termination and Release Agreement dated January 31, 2003

         The Company was named as a defendant in a case filed by Scottsdale Fashion Square Partnership ("Plaintiff"). Scottsdale Fashion Square Partnership v Celex Group, Inc. (now Successories, Inc.) (No. CV2002-


                                      F-22
--------------------------------------------------------------------------------

016540) was filed in the Superior Court of the State of Arizona in the County of Maricopa. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought an order for immediate possession of the premises and all fixtures, trade fixtures, and tenant improvements; a writ of restitution; the sum of $17,231.46 for unpaid rent, accrued interest and late charges; interest on unpaid rent and late charges at the rate of 18% per annum; all rents that accrue with interest at the rate of 18% per annum, late charges at the rate of 5%, plus applicable rental tax thereon at the rate of 1.9%, court costs with interest thereon at the rate of 10% per annum; and such other further relief as the Court deemed just and proper. The parties settled the matter by entering into a Mutual Release and Cancellation of Lease Agreement dated November 8, 2002.

         Except as noted above, there are no other material pending legal proceedings against the Company. The Company is, however, at times involved in routine litigation arising in the ordinary course of its business and, while the results of such proceedings cannot be predicted with certainty, the Company believes that the final outcome of such matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

NOTE 18.  NEW ACCOUNTING PRONOUNCEMENTS

         During the second quarter ended August 3, 2002, the Company adopted FASB No. 144 "Accounting for the Impairment or Disposal of Long-Live Assets." The provisions of FASB No. 144 were applied to the Company's plan to close all of its 100% owned retail stores. The operations of the Company's 100% owned retail stores can be distinguished from the rest of the entity and will be eliminated from the ongoing operations of the Company. Accordingly, the operations of the 100% owned retail stores, net of applicable income tax effect have been presented as discontinued operations and prior period statements of operations have been reclassified accordingly. (See Note 3 to the Consolidated Financial Statements for further information).

         In May 2002, the Financial Accounting Standards Board issued FASB No. 145 "Recision of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections," FASB No. 145 is effective for fiscal years beginning after May 14, 2002 unless adopted earlier. FASB 145 requires the stringent criteria of Accounting Principles Board No. 30 to be applied to debt extinguishments. Prior debt extinguishments that do not qualify will be reclassified as ordinary. FASB No. 145 also amends the requirements for certain lease modifications which result in a change in classification of the lease from a capital lease to an operating lease. In addition FASB No. 145 provides guidance regarding the trucking industry's deregulation that occurred in 1980. The Company has not yet adopted FASB No. 145. The adoption of FASB No. 145 will result in increasing the loss from continuing operations by $219,000, which was previously classified as an extraordinary item for the year ended February 2, 2002.

         In June 2002, FASB No. 146 "Accounting for Costs Associated with Exit or Disposal Activities," was issued. FASB No. 146 covers accounting for costs associated with exit or long-lived asset disposal activities, such as restructurings, consolidation or closing of facilities, lease termination cost, and employee relocation or severance cost. FASB No. 146 replaces Emerging Issues Task Force (EITF) 94-3, and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Early application is encouraged. One of the provisions of FASB No. 146 changes the timing of when companies recognize costs associated with exit or disposal activities, so that the costs would generally be recognized when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company adopted FASB No. 146 in the second quarter of fiscal 2002. See Note 3 to the Consolidated Financial Statements for a discussion of the discontinuance of the Company's 100% owned retail operations.

         On October 3, 2002, FASB No. 147, "Acquisitions of Certain Financial Institutions" was issued. FASB No. 147 covers accounting for purchase transactions and intangible assets of financial institutions. FASB No. 147 is effective on October 1, 2003. The adoption of FASB No. 147 did not to have a material impact on the Company's results of operations or financial condition.


                                      F-23
--------------------------------------------------------------------------------

         In December 2002, FASB No. 148 "Accounting for Stock-Based Compensation
- Transition and Disclosure," was issued. This statement amends FASB Statement 123, "Accounting for Stock-Based Compensation" to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. This statement also amends the disclosure requirements of Statement 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results (See Notes 2 and 16). SFAS 148 is effective for fiscal years ending after December 15, 2002. Statement 123 required prospective application of the fair value recognition provisions to new awards granted after the beginning of the period of adoption. Statement 148 allows this prospective treatment for changes to fair value recognition in fiscal years beginning before December 16, 2003, and permits two additional transition methods for entities that adopt the preferable method of accounting for stock-based employee compensation: the modified prospective method (recognize stock-based employee compensation cost from the beginning of the fiscal year in which FAS 123 is first applied as if the fair value method had been used for all awards, modifications or settlements for fiscal years beginning after December 15, 1994) and the retroactive restatement method (restate all periods presented to reflect retroactive adoption of the provisions of FAS 123 for all awards granted, modified or settled for fiscal years beginning after December 15, 1994). The prospective method prescribed in FAS 123 will not be allowed for fiscal years beginning after December 16, 2003. The Company has opted to continue accounting for its stock options under the intrinsic value method prescribed in APB Opinion No. 25 for the year ended February 1, 2003, with a tabular disclosure of proforma information as if the fair value method had been adopted, as displayed in Note 2 to the Consolidated Financial Statements.

NOTE 19.  QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                           (DOLLARS IN THOUSANDS, EXCEPT FOR SHARE DATA)
YEAR ENDED FEBRUARY 1, 2003 (FISCAL 2002):                          FIRST QTR.       SECOND QTR.      THIRD QTR.       FOURTH QTR.
---------------------------------------------------------------  ---------------- ---------------- ----------------  ---------------
Net sales                                                        $         8,526  $         7,163  $         7,914   $        8,531
Gross margin                                                               4,536            3,761            4,279            4,753
Loss from continuing operations                                             (532)          (1,172)            (315)            (258)
Loss from discontinued operations                                           (431)          (1,108)            (675)            (612)
Net loss                                                                    (963)          (2,280)            (990)            (870)
Net loss per share:
   Basic and diluted                                                       (0.11)           (0.25)           (0.11)           (0.09)

YEAR ENDED FEBRUARY 2, 2002 (FISCAL 2001):                          FIRST QTR.       SECOND QTR.      THIRD QTR.       FOURTH QTR.
---------------------------------------------------------------  ---------------- ---------------- ----------------  ---------------
Net sales                                                        $         9,503  $         8,058  $         8,487   $        8,948
Gross margin                                                               5,164            4,290            4,192            4,361
Loss from continuing operations                                           (1,004)          (2,234)            (813)          (4,495)
Loss from discontinuing operations                                          (339)            (599)            (958)            (143)
Net loss                                                                  (1,562)          (2,833)          (1,771)          (4,638)
Net loss per share:
   Basic and diluted                                                       (0.18)           (0.31)           (0.20)           (0.50)

         Operating results include an income tax expense charge of $1,000,000 in the second quarter fiscal 2001 and $3,873,000 in the fourth quarter fiscal 2001, to record an increase in the valuation allowance to fully reserve for the deferred tax asset balance. The total income tax expense charge of $4,873,000 was allocated to continuing operations.

NOTE 20.  MANAGEMENT PLANS

         Due to the continuing soft economic climate and the substantial loss before income taxes and extraordinary items of $5,712,000 sustained in fiscal 2001, the Company retained the professional services of Duff & Phelps, LLC, an investment banking and financial advisory firm to assist with the sale of the Company. As a result, on


                                      F-24
--------------------------------------------------------------------------------

February 13, 2003, the Company announced that it had entered into a definitive merger agreement with S.I. Acquisition LLC, an Illinois limited liability company formed principally for the benefit of Jack Miller, the Company's Chairman, members of his family and Howard I. Bernstein, a Board Member of the Company. The merger agreement provides that, at the closing of merger, each outstanding share of the Company's common stock will convert into the right to receive $0.30, and each outstanding share of the Company's Series B preferred stock will convert into the right to receive $15 (the stated value of each share of Series B preferred stock ) plus all accrued and unpaid dividends in cash (other than Company Series B convertible preferred stock owned by S.I. Acquisition). As a result of the merger, the Company will become a privately held company and its common stock will no longer be quoted on the OTCBB. Accordingly upon closing, the registration of the Company's common stock under the Securities Exchange Act of 1934, as amended, will terminate. After the merger, the Company will continue to operate from its headquarters in Aurora, Illinois. The Company may terminate the merger agreement if it receives an acquisition proposal that is superior to the current transaction. Upon such termination, the Company would reimburse S.I. Acquisition for its expenses, not to exceed $150,000. The closing of the merger is subject to various conditions, including shareholder approval. The Company will solicit shareholder approval by means of a proxy statement. Preliminary proxy materials were filed with the Securities and Exchange Commission (SEC) on March 7, 2003. The Company is in the process of responding to comments from the SEC and anticipates filing and mailing definitive proxy materials to shareholders in the second quarter of 2003. There can be no assurance that the merger will be consummated.

         The Company will continue its primary focus on sales growth in the direct marketing channel, support of its current franchisees and joint venture retail stores, and servicing its current wholesale business customers. The current credit facility agreement expires on June 1, 2003, but the bank has agreed to extend the term of the credit facility to June 30, 2003. The bank has not given indication that they intend to renew the credit facility agreement. The Company continues discussions with various financing sources for funding alternatives to its current credit facility, and to date has not been able to secure alternate financing. The Company is currently in discussions with two banks to obtain a credit facility in the event the pending merger transaction with S.I. Acquisition LLC closes. In each case, the banks are requiring a personal guarantee or pledge of assets from the Company's Chairman of the Board, Jack Miller. The Company's recurring losses from operations and liquidity issues raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


                                      F-25
--------------------------------------------------------------------------------

                               SUCCESSORIES, INC.
                 SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

                                                                                      CHARGED
                                                                   BALANCE AT        TO COSTS                           BALANCE
                                                                  BEGINNING OF          AND              (1)           AT END OF
DESCRIPTION                                                          PERIOD          EXPENSES        DEDUCTIONS          PERIOD
---------------------------------------------------------------  ---------------- ---------------- ----------------  ---------------
February 1, 2003
   Allowance for doubtful accounts                               $       326,000  $       240,000  $      (188,000)  $      378,000
   Reserve for sales returns                                             125,000          352,000         (373,000)         104,000
   Reserve for obsolescence                                              583,000               --         (176,000)         407,000
   Deferred tax valuation allowance                                    9,950,000        1,795,000               --       11,745,000

February 2, 2002
   Allowance for doubtful accounts                               $       469,000  $       355,000  $      (498,000)  $      326,000
   Reserve for sales returns                                             114,000          556,000         (545,000)         125,000
   Reserve for obsolescence                                              497,000          342,000         (256,000)         583,000
   Deferred tax valuation allowance                                    2,976,000        6,974,000               --        9,950,000

February 3, 2001
   Allowance for doubtful accounts                               $       374,000  $       528,000  $      (433,000)  $      469,000
   Reserve for sales returns                                             175,000          583,000         (644,000)         114,000
   Reserve for obsolescence                                              324,000          215,000          (42,000)         497,000
   Deferred tax valuation allowance                                    2,976,000               --               --        2,976,000

-------------------

(1)      Write-offs, net of recoveries


                                      F-26
--------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SUCCESSORIES, INC.

Date:  May 1, 2003                     By:           /s/ Jack Miller
                                          --------------------------------------
                                                       Jack Miller
                                            Chairman of the Board of Directors

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                       SIGNATURE                                                                DATE
--------------------------------------------------------             ------------------------------------------------------------

                    /s/ Jack Miller                                                          May 1, 2003
--------------------------------------------------------
                      Jack Miller
          Chairman of the Board of Directors

                  /s/ John C. Carroll                                                        May 1, 2003
--------------------------------------------------------
                    John C. Carroll
     Interim President and Chief Executive Officer
         (Interim Principal Executive Officer)
  Chief Financial Officer and Chief Operating Officer
     (Principal Financial and Accounting Officer)

                /s/ Arnold M. Anderson                                                       May 1, 2003
--------------------------------------------------------
                  Arnold M. Anderson
                       Director

                /s/ Howard I. Bernstein                                                      May 1, 2003
--------------------------------------------------------
                  Howard I. Bernstein
                       Director

                  /s/ Larry A. Hodges                                                        May 1, 2003
--------------------------------------------------------
                    Larry A. Hodges
                       Director

              /s/ Leslie Nathanson Juris                                                     May 1, 2003
--------------------------------------------------------
                Leslie Nathanson Juris
                       Director


                                       28
--------------------------------------------------------------------------------

CERTIFICATION

         I, John C. Carroll, Interim President and Chief Executive Officer (Interim Principal Executive Officer) Chief Financial and Chief Operating Officer (Principal Financial and Accounting Officer) of Successories, Inc., certify that:

         1. I have reviewed this annual report on Form 10-K of Successories, Inc.;

         2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

         4. The registrant's other officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

                  c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

         6. The registrant's other officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 1, 2003                  /s/ JOHN C. CARROLL
                                   ---------------------------------------------

                                   John C. Carroll
                                   Interim President and Chief Executive Officer (Interim Principal Executive Officer)
                                   Chief Financial, and Chief Operating Officer
                                   (Principal Financial and Accounting Officer)


                                       29
--------------------------------------------------------------------------------

                                INDEX TO EXHIBITS

EXHIBIT
  NO.                             DESCRIPTION
-------  ------------------------------------------------------------------

2.1 Agreement and Plan of Merger by and between S.I. Acquisition LLC and the Registrant, dated as of February 13, 2003 (21)

3.1 Articles of Incorporation of Registrant - Amended and Restated as of October 28, 1999 (12)

3.2      By-laws of Registrant (9)

3.3      Amendment No.1 to By-Laws of Registrant (21)

3.4 Amended and Restated Certificate of Designation of Series A and Series B Convertible Preferred Stock (10)

4.1      Specimen Common Stock Certificate (9)

4.2      Specimen Series A Convertible Preferred Stock Certificate (11)

4.3      Specimen Series B Convertible Preferred Stock Certificate (11)

10.1     Form of Franchising Agreement (9)

10.3     Successories, Inc. Amended and Restated Stock Option Plan (15)

10.4     Joint Venture Agreement with Morrison DFW, Inc. and related documents
         (1)

10.5 Indemnification Agreement dated April 7, 1999 between the Company and Arnold M. Anderson (8)

         Indemnification Agreements in the form filed were also entered into by the Messrs. Seamas T. Coyle, Timothy C. Dillon, C. Joseph LaBonte, Steven B. Larrick, Michael H. McKee, Mervyn C. Phillips, Jr., Guy E. Snyder, Gary J. Rovansek, R. Scott Morrison, Jr., Jack Miller, Howard
         I. Bernstein, Larry A. Hodges, and Leslie Nathanson Juris.

10.6 Common Stock Option Agreement granted to Arnold M. Anderson and Incentive Stock Option Agreement granted to Arnold M. Anderson (2) *

10.7(a)  Employment Agreement with Arnold M. Anderson dated March 1, 1996
         (3) *

10.7(b) Amendment to Employment Agreement with Arnold M. Anderson dated March 1, 1996 (12) *

10.7(c) Amendment to Employment Agreement with Arnold M. Anderson dated January 14, 1997 (12) *

10.7(d) Addendum to Employment Agreement with Arnold M. Anderson dated February 16, 2000 (12) *

10.7(e) Amendment to Employment Agreement with Arnold M. Anderson dated October 1, 2001 (18) *

10.8     Employment Agreement with Michael H. McKee dated June 1, 1999 (9) *

10.9 Credit Agreement between the Company and The Provident Bank dated as of June 20, 1997 (4)

10.11 First Amendment to Credit Agreement between the Company and The Provident Bank dated as of July 16, 1997 (4)

10.12 Lease Agreement between LaSalle National Trust, N.A. as Trustee under Trust No. 120358 and Celex Group, Inc. (5)

10.13 Second Amendment to Credit Agreement between the Company and The Provident Bank dated as of May 14, 1998 (5)

--------------------------------------------------------------------------------

10.14 Third Amendment to Credit Agreement between the Company and The Provident Bank dated as of September 1, 1998 (6)

10.15    Employment Agreement with Gary Rovansek dated October 29, 1998 (6)*

10.16 Fourth Amendment to Credit Agreement between the Company and The Provident Bank dated as of April 28, 1999 (8)

10.17 Warrants to Purchase Common Stock of the Company granted to Provident Financial Group, Inc. dated as of April 29, 1999 (8)

10.18 Preferred Stock Purchase Agreement, dated as of May 28, 1999, by and among the Company and the investors (7)

10.19 Registration Rights Agreement, dated as of May 28, 1999, by and among the Company and the investors (7)

10.20 Preferred Stock Purchase Agreement, dated as of October 18, 1999, by and among the Company and the investors (10)

10.21 Amendment No. 1 to the Registration Rights Agreement, dated as of October 18, 1999, by and among the Company and the investors (10)

10.22 Fifth Amendment to Credit Agreement between the Company and The Provident Bank dated as of April 6, 2000 (13)

10.23 Sixth Amendment to Credit Agreement between the Company and The Provident Bank dated as of August 28, 2000 (14)

10.24 Joint Venture Agreement with Celebrating Excellence of Minnesota, Inc. and related documents (16)

10.25 Seventh Amendment to Credit Agreement between the Company and The Provident Bank dated as of September 4, 2001 (17)

10.26 Eighth Amendment to Credit Agreement between the Company and The Provident Bank dated as of December 3, 2001 (18)

10.26 Ninth Amendment to Credit Agreement between the Company and the Provident Bank dated as of June 13, 2002 (19)

10.27    Retention Agreement with Gary J. Rovansek dated August 20, 2002 (19)*

10.28    Retention Agreement with John C. Carroll dated August 20, 2002 (19)*

10.29    Retention Agreement with John F. Halpin dated August 20, 2002 (19)*

10.30    Retention Agreement with Michael McKee dated August 20, 2002 (19)*

10.31    Retention Agreement with Gregory J. Nowak dated August 20, 2002 (19)*

10.32 Tenth Amendment to Credit Agreement between the Company and the Provident Bank dated as of September 11, 2002 (20)

--------------------------------------------------------------------------------

10.33    Retention Agreement with James W. Brintnall dated December 5, 2002
         (20)*

10.34 Eleventh Amendment to Credit Agreement between the Company and The Provident Bank dated as of April 25, 2003 (filed herewith)

21.1     Subsidiaries of the Registrant (filed herewith)

23.1     Consent of Crowe Chizek and Company LLC (filed herewith)

99.1 Certification of Chief Executive Officer (Interim) and Chief Financial Officer (filed herewith)

-------------------
* Denotes management contract or compensatory plan or arrangement required to be filed as an exhibit.

(1) Previously filed with the Company's Annual Report on Form 10-K for the year ended April 30, 1994, and incorporated herein by reference.

(2) Previously filed with the Company's Annual Report on Form 10-K for the year ended February 3, 1996, and incorporated herein by reference.

(3) Previously filed with the Company's Form 10-Q Report for the quarter ended August 3, 1996, and incorporated herein by reference.

(4) Previously filed with the Company's Form 10-Q Report for the quarter ended November 1, 1997, and incorporated herein by reference.

(5) Previously filed with the Company's Form 10-Q Report for the quarter ended May 2, 1998, and incorporated herein by reference.

(6) Previously filed with the Company's Form 10-Q Report for the quarter ended October 31, 1998, and incorporated herein by reference.

(7) Previously filed with the Company's Current Report on Form 8-K filed on June 10, 1999, reporting date of event June 7, 1999, and incorporated herein by reference.

(8) Previously filed with the Company's Form 10-Q Report for the quarter ended May 1, 1999, and incorporated herein by reference.

(9) Previously filed with the Company's Form 10-Q Report for the quarter ended July 31, 1999, and incorporated herein by reference.

(10) Previously filed with the Company's Current Report on Form 8-K filed on November 4, 1999, reporting date of event October 18, 1999, and incorporated herein by reference.

(11) Previously filed with the Company's Form 10-Q Report for the Quarter ended October 30, 1999, and incorporated herein by reference.

(12) Previously filed with the Company's Annual Report on form 10-K for the year ended January 29, 2000, and incorporated herein by reference.

(13) Previously filed with the Company's Form 10-Q Report for the Quarter ended April 29, 2000, and incorporated herein by reference.

(14) Previously filed with the Company's Form 10-Q Report for the Quarter ended October 28, 2000, and incorporated herein by reference.

(15) Previously filed with the Company's Proxy Statement Schedule 14A filed on May 31, 2001, and incorporated herein by reference.

(16) Previously filed with the Company's annual report on Form 10-K for the year ended February 3, 2001, and incorporated herein by reference.

--------------------------------------------------------------------------------

(17) Previously filed with the Company's Form 10-Q Report for the Quarter ended November 3, 2001, and incorporated herein by reference.

(18) Previously filed with the Company's Form 10-K Report for the year ended February 2, 2002, and incorporated herein by reference

(19) Previously filed with the Company's Form 10-Q Report for the quarter ended August 3, 2002, and incorporated herein by reference

(20) Previously filed with the Company's Form 10-Q Report for the quarter ended November 2, 2002, and incorporated herein by reference

(21) Previously filed with the Company's Current Report on Form 8-K dated February 13, 2003 and incorporated herein by reference.

--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.34

                              ELEVENTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT ("Eleventh Amendment") dated as of April 25, 2003, by and among SUCCESSORIES, INC., an Illinois corporation, SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation, and CELEX SUCCESSORIES, INC., a Canadian corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each of which individually is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation ("Agent"), and various Lenders as set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT
                              ---------------------

         WHEREAS, Borrowers, Agent and Lenders have entered into a Credit Agreement dated as June 20, 1997, as amended by a First Amendment dated as of July 16, 1997, a Second Amendment dated as of May 14, 1998, a Third Amendment dated as of September 1, 1998, a Fourth Amendment dated as of April 28, 1999, a Fifth Amendment dated as of April 6, 2000, a Sixth Amendment dated as of August 28, 2000, a Seventh Amendment dated as of September 4, 2001, an Eighth Amendment dated as of December 3, 2001, a Ninth Amendment dated as of June 7, 2002 and a Tenth Amendment dated as of September 11, 2002 (as so amended, the "Credit Agreement");

         WHEREAS, Borrowers have requested that Lenders extend the maturity date of the Notes from June 1, 2003 to June 30, 2003, and the Lenders have agreed to extend such maturity date; and

         WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Eleventh Amendment.

         2. Definitions.

                  (a) THE FOLLOWING DEFINITION CONTAINED IN SECTION 1.2 OF THE CREDIT AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                           "Termination Date" means the earlier of (a) June 30,
                  2003, (b) the date upon which the entire principal of the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise);


                                       1
--------------------------------------------------------------------------------

                  (c) the date upon which the Credit Commitments terminate pursuant to Section 9.2 hereof; or (d) the date on which the Loans shall be paid in full.

                  (b) SECTION 1.2 OF THE CREDIT AGREEMENT IS HEREBY AMENDED TO ADD THE FOLLOWING DEFINITION TO READ IN ITS ENTIRETY AS FOLLOWS:

                           "Eleventh Amendment Closing Date" means the day on
                  which the Eleventh Amendment to Credit Agreement is executed and delivered by all applicable parties.

         3. Reaffirmation of Covenants, Warranties and Representations. Borrowers hereby agree and covenant that all representations and warranties set forth in the Credit Agreement including, without limitation, all of those representations and warranties set forth in Article 5 thereof, are true and accurate as of the date hereof and except to the extent that such relate to a specific date. Borrowers further reaffirm all covenants set forth in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6, all financial covenants set forth in Article 7, except to the extent modified or amended by this Eleventh Amendment, and all negative covenants set forth in
Article 8 thereof, as if fully set forth herein.

         4. Amendment of Notes. The parties hereby agree and consent that notwithstanding any terms to the contrary set forth in the Revolving Credit Notes, the Term Loan Notes or the Credit Agreement, the maturity date of each of the Notes shall be extended from June 1, 2003 to the Termination Date, at which time the entire outstanding principal amount of each of the Notes and all accrued and unpaid interest thereon shall thereupon become due and payable, without notice or demand.

         5. Conditions Precedent to Closing of Eleventh Amendment. On or prior to the Eleventh Amendment Closing Date, each of the following conditions precedent shall have been satisfied:

                  (a) DOCUMENTS. EACH OF THE DOCUMENTS TO BE EXECUTED AND DELIVERED AT THE ELEVENTH AMENDMENT CLOSING AND ALL OTHER CERTIFICATES, DOCUMENTS AND INSTRUMENTS TO BE EXECUTED IN CONNECTION HEREWITH SHALL HAVE BEEN DULY AND PROPERLY AUTHORIZED, EXECUTED AND DELIVERED BY BORROWERS AND SHALL BE IN FULL FORCE AND EFFECT ON AND AS OF THE ELEVENTH AMENDMENT CLOSING DATE.

                  (b) LEGALITY OF TRANSACTIONS. NO CHANGE IN APPLICABLE LAW SHALL HAVE OCCURRED AS A CONSEQUENCE OF WHICH IT SHALL HAVE BECOME AND CONTINUE TO BE UNLAWFUL (i) FOR AGENT AND EACH LENDER TO PERFORM ANY OF THEIR AGREEMENTS OR OBLIGATIONS UNDER ANY OF THE LOAN DOCUMENTS, OR
         (ii) FOR BORROWERS TO PERFORM ANY OF THEIR AGREEMENTS OR OBLIGATIONS UNDER ANY OF THE LOAN DOCUMENTS.

                  (c) PERFORMANCE. EXCEPT AS SET FORTH HEREIN, BORROWERS SHALL HAVE DULY AND PROPERLY PERFORMED, COMPLIED WITH AND OBSERVED EACH OF THEIR COVENANTS, AGREEMENTS AND OBLIGATIONS CONTAINED IN EACH OF THE LOAN DOCUMENTS. EXCEPT AS SET FORTH HEREIN, NO EVENT SHALL HAVE OCCURRED ON OR PRIOR TO THE ELEVENTH AMENDMENT CLOSING DATE, AND NO CONDITION SHALL EXIST ON THE ELEVENTH AMENDMENT CLOSING DATE WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT.


                                        2
--------------------------------------------------------------------------------

                  (d) PROCEEDINGS AND DOCUMENTS. ALL CORPORATE, GOVERNMENTAL AND OTHER PROCEEDINGS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED ON THE ELEVENTH AMENDMENT CLOSING DATE, EACH OF THE OTHER LOAN DOCUMENTS AND ALL INSTRUMENTS AND DOCUMENTS INCIDENTAL THERETO, SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AGENT.

                  (e) NO CHANGES. SINCE THE DATE OF THE MOST RECENT BALANCE SHEETS OF BORROWERS DELIVERED TO AGENT, NO CHANGES SHALL HAVE OCCURRED IN THE ASSETS, LIABILITIES, FINANCIAL CONDITION, BUSINESS, OPERATIONS OR PROSPECTS OF BORROWERS WHICH, INDIVIDUALLY OR IN THE AGGREGATE, ARE MATERIAL TO BORROWERS, EXCEPT AS OTHERWISE DISCLOSED TO LENDERS AND AGENTS IN WRITING, AND AGENT SHALL HAVE COMPLETED SUCH REVIEW OF THE STATUS OF ALL CURRENT AND PENDING LEGAL ISSUES AS AGENT SHALL DEEM NECESSARY OR APPROPRIATE.

         6. Miscellaneous.

                  (a) BORROWERS SHALL REIMBURSE AGENT FOR ALL FEES AND DISBURSEMENTS OF LEGAL COUNSEL TO AGENT WHICH SHALL HAVE BEEN INCURRED BY AGENT IN CONNECTION WITH THE PREPARATION, NEGOTIATION, REVIEW, EXECUTION AND DELIVERY OF THIS ELEVENTH AMENDMENT AND THE HANDLING OF ANY OTHER MATTERS INCIDENTAL HERETO.

                  (b) ALL OF THE TERMS, CONDITIONS AND PROVISIONS OF THE CREDIT AGREEMENT NOT HEREIN MODIFIED SHALL REMAIN IN FULL FORCE AND EFFECT. IN THE EVENT A TERM, CONDITION OR PROVISION OF THE CREDIT AGREEMENT CONFLICTS WITH A TERM, CONDITION OR PROVISION OF THIS ELEVENTH AMENDMENT, THE LATTER SHALL GOVERN.

                  (c) THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

                  (d) THIS ELEVENTH AMENDMENT SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS.

                  (e) THIS ELEVENTH AMENDMENT MAY BE EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL CONSTITUTE AN ORIGINAL, BUT ALL WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.

   [Remainder of this page intentionally left blank. Signature page follows.]


                                        3
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, this Eleventh Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and year first above written.

                                  BORROWERS:

                                  SUCCESSORIES, INC., an Illinois corporation

                                  By:      /s/  John C. Carroll
                                           -------------------------------------
                                  Name:    John C. Carroll
                                  Title:   Interim President

                                  SUCCESSORIES OF ILLINOIS, INC., an Illinois
                                    corporation

                                  By:      /s/  John C. Carroll
                                           -------------------------------------
                                  Name:    John C. Carroll
                                  Title:   Interim President

                                  CELEX SUCCESSORIES, INC., a Canadian
                                    corporation

                                  By:      /s/  John C. Carroll
                                           -------------------------------------
                                  Name:    John C. Carroll
                                  Title:   Interim President

                                  AGENT:

                                  THE PROVIDENT BANK, as Agent, an Ohio banking
                                    corporation

                                  By:      /s/  Nick Jevic
                                           -------------------------------------
                                  Name:    Nick Jevic
                                  Title:   Senior Vice President

                                  LENDERS:

                                  THE PROVIDENT BANK, an Ohio banking
                                    corporation

                                  By:      /s/  Nick Jevic
                                           -------------------------------------
                                  Name:    Nick Jevic
                                  Title:   Senior Vice President

                                     4
--------------------------------------------------------------------------------

                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

The following list sets forth subsidiaries of Successories, Inc. (an Illinois corporation) and the jurisdiction in which each subsidiary is organized. Successories, Inc. owns 100% of the securities of each subsidiary.

NAME                                                       JURISDICTION
---------------------------------------------------  ---------------------------

Successories of Illinois, Inc.                                Illinois

Celex Successories, Inc.                                      Canada


--------------------------------------------------------------------------------

                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the two Registration Statements on Form S-8 for the "Successories, Inc. Amended and Restated Stock Option Plan" filed with the Securities and Exchange Commission on January 9, 2002 and the "Successories, Inc. Employee Stock Purchase Plan" filed with the Securities and Exchange Commission on January 20, 1999, of our report dated April 2, 2003, except for Note 7 as to which the date is April 25, 2003, appearing in this Annual Report on Form 10-K of Successories, Inc. and Subsidiaries for the years ended February 1, 2003, February 2, 2002, and February 3, 2001.



                                       Crowe Chizek and Company LLC

Oak Brook, Illinois
May 1, 2003


--------------------------------------------------------------------------------

                                                                    EXHIBIT 99.1

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER (INTERIM)
                             CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned, John C. Carroll, Interim President and Chief Executive Officer, Chief Financial and Operating Officer of Successories, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended February 1, 2003.

         The undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 1st day of May, 2003.

                     /s/John C. Carroll
--------------------------------------------------------------
                       John C. Carroll
        Interim President and Chief Executive Officer
            (Interim Principal Executive Officer)
     Chief Financial Officer and Chief Operating Officer
        (Principal Financial and Accounting Officer)


--------------------------------------------------------------------------------

                                                                      APPENDIX E

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ________________________________

                                    FORM 10-Q

(MARK ONE)

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         FOR THE QUARTERLY PERIOD ENDED NOVEMBER 2, 2002

                                       OR

[ ]      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
         EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM        TO


                         COMMISSION FILE NUMBER: 0-22834


                               SUCCESSORIES, INC.
             (Exact name of registrant as specified in its charter)

                  ILLINOIS                                       36-3760230
         (State or other jurisdiction of                      (I.R.S. Employer
         incorporation or organization)                      Identification No.)

                    2520 DIEHL ROAD                                 60504
                    AURORA, ILLINOIS                              (Zip Code)
        (Address of principal executive offices)


                                 (630) 820-7200
              (Registrant's telephone number, including area code)



         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes X No


         Registrant had 9,750,729 shares of common stock, $.01 par value, outstanding as of December 10, 2002.


================================================================================

                               SUCCESSORIES, INC.
                               INDEX TO FORM 10-Q



PART I.  FINANCIAL INFORMATION                                    Page Number

         Item 1. Financial Statements

                  Consolidated Balance Sheets................................. 3

                  Consolidated Statements of Operations and Comprehensive
                  Loss........................................................ 4

                  Consolidated Statement of Stockholders'
                  Equity...................................................... 5

                  Consolidated Statements of Cash
                  Flows....................................................... 6

                  Notes to Consolidated Financial
                  Statements.................................................. 7

         Item 2.  Management's Discussion and Analysis of Financial Condition
                  and Results of Operations.................................. 15

         Item 3.  Quantitative and Qualitative Disclosures About Market
                  Risk....................................................... 21

         Item 4.  Controls and Procedures.................................... 21


PART II. OTHER INFORMATION

         Item 1.  Legal Proceedings...........................................23

         Item 6.  Exhibits and Reports on Form 8-K............................24

SIGNATURES AND CERTIFICATIONS.................................................25

INDEX TO EXHIBITS

                          PART I. FINANCIAL INFORMATION

                               SUCCESSORIES, INC.
                           CONSOLIDATED BALANCE SHEETS


                                                                       November 2,      February 2,
                                                                         2002              2002
                                                                      (unaudited)
                                                                      -------------    -------------
ASSETS
Current assets:
    Cash and cash equivalents                                          $   451,000     $     602,000
    Accounts and notes receivable, net                                   2,115,000         2,445,000
    Inventories, net                                                     4,178,000         5,005,000
    Prepaid catalog expenses                                             1,416,000         1,683,000
    Other prepaid expenses                                                 618,000           857,000
Total current assets                                                     8,778,000        10,592,000

Restricted cash                                                            250,000           250,000
Property and equipment, net                                              2,256,000         3,914,000
Notes receivable                                                               - -            17,000
Deferred financing costs and debt discount, net                             75,000           181,000
Intangibles and other assets, net                                          752,000         1,007,000

TOTAL ASSETS                                                           $12,111,000     $  15,961,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Revolving credit loan                                               $1,901,000     $   1,483,000
    Accounts payable                                                     1,918,000         1,488,000
    Accrued expenses and deferred income taxes                           1,265,000         1,761,000
Total current liabilities                                                5,084,000         4,732,000

Minority interest                                                               --            47,000

Stockholders' equity:
    Convertible preferred stock, $.01 par value; 1,000,000
    shares authorized; 503,092 of Series A and 101,667 of
    Series B shares issued and outstanding; liquidation value
    $.01 per share plus accrued dividends                                    6,000             6,000
    Common stock, $.01 par value; 20,000,000 shares
    authorized; 9,750,729 and 9,313,884 shares
    issued and outstanding, respectively                                    98,000            93,000
    Common stock warrants                                                2,324,000         2,324,000
    Notes receivable from stockholders                                    (115,000)         (118,000)
    Additional paid-in capital                                          33,556,000        33,321,000
    Accumulated deficit                                                (28,778,000)      (24,380,000)

    Accumulated other comprehensive loss                                   (64,000)          (64,000)

Total stockholders' equity                                               7,027,000        11,182,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $12,111,000       $15,961,000


              The accompanying notes are an integral part of these statements.

                               SUCCESSORIES, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS AND
                               COMPREHENSIVE LOSS
                                   (UNAUDITED)


                                                               Three Months Ended                    Nine Months Ended
                                                           --------------------------          -----------------------------
                                                           November 2,    November 3,          November 2,       November 3,
                                                              2002           2001                 2002              2001
                                                           -----------    -----------          -----------       -----------
Net product sales                                         $ 7,914,000    $ 8,487,000           $23,602,000       $26,050,000
Cost of goods sold                                          3,933,000      4,581,000            11,740,000        13,200,000
                                                          -----------    -----------           -----------       -----------
Gross profit on product sales                               3,981,000      3,906,000            11,862,000        12,850,000

Fees, royalties and other income                              298,000        286,000               714,000           795,000
                                                          -----------    -----------           -----------       -----------
Gross margin                                                4,279,000      4,192,000            12,576,000        13,645,000

Operating expenses                                          4,551,000      4,914,000            14,551,000        16,446,000
                                                          -----------    -----------           -----------       -----------
LOSS FROM CONTINUING OPERATIONS BEFORE OTHER
EXPENSE AND INCOME TAX                                       (272,000)      (722,000)           (1,975,000)       (2,801,000)
                                                          -----------    -----------           -----------       -----------
Other income (expense):
   Interest expense                                           (57,000)       (62,000)             (194,000)         (206,000)
   Minority interests in subsidiaries                          (1,000)       (60,000)               (4,000)         (110,000)
   Interest income                                             22,000         20,000                46,000            45,000

   Other, net                                                  (3,000)        11,000                 5,000            19,000
                                                          -----------    -----------           -----------       -----------
Total other expense                                           (39,000)       (91,000)             (147,000)         (252,000)
                                                          -----------    -----------           -----------       -----------
Loss from continuing operations before income tax            (311,000)      (813,000)           (2,122,000)       (3,053,000)

Income tax expense (benefit                                     4,000             --              (102,000)          700,000
                                                          -----------    -----------           -----------       -----------
Loss from continuing operations                              (315,000)      (813,000)           (2,020,000)       (3,753,000)

Loss from discontinued operations, net of tax                (675,000)      (958,000)           (2,213,000)       (2,194,000)
                                                          -----------    -----------           -----------       -----------
Loss before extraordinary item                            $  (990,000)    (1,771,000)           (4,233,000)       (5,947,000)

Extraordinary loss on early extinguishment of debt                 --             --                    --           219,000
                                                          -----------    -----------           -----------       -----------
NET LOSS                                                  $  (990,000)   $(1,771,000)          $(4,233,000)      $(6,166,000)

Dividend to preferred shareholders                             55,000         55,000               165,000           165,000
                                                          -----------    -----------           -----------       -----------
Loss available to common stockholders                     $(1,045,000)   $(1,826,000)          $(4,398,000)      $(6,331,000)
                                                          ===========    ===========           ===========       ===========
Foreign currency translation adjustment                   $        --    $        --           $        --       $    (9,000)
                                                          ===========    ===========           ===========       ===========
Comprehensive loss                                        $  (990,000)   $(1,771,000)          $(4,233,000)      $(6,175,000)
                                                          ===========    ===========           ===========       ===========
LOSS PER SHARE (BASIC AND DILUTED):
  Loss from continuing operations                         $     (0.04)   $     (0.10)          $     (0.23)      $     (0.43)
                                                          ===========    ===========           ===========       ===========
  Loss from discontinued operations                       $     (0.07)   $     (0.10)          $     (0.23)      $     (0.24)
                                                          ===========    ===========           ===========       ===========
  Extraordinary loss on early extinguishment of debt      $        --    $        --           $        --       $     (0.02)
                                                          ===========    ===========           ===========       ===========
  Net loss                                                $     (0.11)   $     (0.20)          $     (0.46)      $     (0.69)
                                                          ===========    ===========           ===========       ===========

        The accompanying notes are an integral part of these statements.

                               SUCCESSORIES, INC.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                   (UNAUDITED)


                                                                                          Notes
                                    Convertible                             Common      Receivable   Additional
                                  Preferred Stock       Common Stock         Stock         From        Paid-In      Accumulated
                                  Shares    Amount   Shares      Amount    Warrants    Stockholders    Capital        Deficit
                                  ------    ------   ------      ------    --------    ------------  ----------    -------------
Balance at February 2, 2002       604,759   $6,000   9,313,884   $93,000   $2,324,000   $(118,000)   $33,321,000   $(24,380,000)

Net loss                               --       --          --        --           --          --             --     (4,233,000)

Notes receivable issued
 June 6, 2002                          --       --          --        --           --     (12,000)            --             --

Notes receivable payments                                                                  15,000

Common Stock transactions:
    Common Stock issued
    in conjunction with
    board of director Fees             --       --     142,325     2,000           --          --         74,000             --

Preferred stock transactions:
   Preferred stock dividends           --       --     294,520     3,000           --          --        161,000       (165,000)
                                  -------   ------   ---------   -------   ----------   ---------    -----------   ------------
Balance at November 2, 2002       604,759   $6,000   9,750,729   $98,000   $2,324,000   $(115,000)   $33,556,000   $(28,778,000)
                                  =======   ======   =========   =======   ==========   =========    ===========   ============

                                    Accumulated
                                       Other                 Total
                                   Comprehensive         Stockholders'
                                       Loss                 Equity


Balance at February 2, 2002            $(64,000)          $11,182,000
Net loss                                     --            (4,233,000)

Notes receivable issued
June 6, 2002                                 --               (12,000)

Notes receivable payments                                      15,000

Common Stock transactions:
    Common Stock issued
    in conjunction with
    board of director Fees                   --                76,000

Preferred stock transactions:
   Preferred stock dividends                 --                (1,000)
                                       --------           -----------
Balance at November 2, 2002            $(64,000)          $ 7,027,000
                                       ========           ===========

        The accompanying notes are an integral part of these statements.

                               SUCCESSORIES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                               Nine Months Ended
                                                                   ---------------------------------------
                                                                   November 2,                 November 3,
                                                                      2002                        2001
                                                                   -----------                 -----------
Cash flows from operating activities:
   Net loss                                                        $(4,233,000)                $(6,166,000)
   Adjustments to reconcile net loss to net cash
   from operating activities:
       Depreciation and amortization                                 1,413,000                   1,711,000
       Amortization of debt discount                                   107,000                      96,000
       Minority interests in subsidiaries                                4,000                     110,000
       Deferred income tax asset - valuation allowance                      --                   1,000,000
       Loss from discontinuing operations                            2,213,000                   2,194,000
                                                                   -----------                 -----------
       Extraordinary loss on early extinguishment of debt                   --                     219,000
                                                                      (496,000)                   (836,000)

   Changes in operating assets and liabilities:
      Accounts and notes receivable                                    308,000                     788,000
      Inventories                                                      612,000                   1,012,000
      Prepaid catalog expenses                                         267,000                     123,000
      Other prepaid expenses                                           154,000                      60,000
      Accounts payable                                                 489,000                   1,128,000
      Accrued expenses                                                (309,000)                   (687,000)
      Other assets                                                    (202,000)                   (197,000)
                                                                   -----------                 -----------
Net cash provided by operating activities                              823,000                   1,391,000
                                                                   -----------                 -----------
Cash flows from investing activities:
    Proceeds from notes receivable issued in connection with
      sale of property and equipment                                    27,000                      55,000
    Purchase of property and equipment                                 (30,000)                   (196,000)
                                                                   -----------                 -----------
Net cash used in investing activities                                   (3,000)                   (141,000)
                                                                   -----------                 -----------
Cash flows from financing activities:
    Proceeds from sale of common stock                                      --                      22,000
    Net borrowings on revolving credit loan                            419,000                   1,922,000
    Repayments of long-term debt                                            --                  (3,610,000)
    Distributions to joint venture partners                            (84,000)                   (206,000)
    Notes receivable issued to stockholders                            (12,000)                         --
    Proceeds from notes receivable issued to stockholders               15,000                      30,000
                                                                   -----------                 -----------
Net cash provided by (used in) financing activities                    338,000                  (1,842,000)
                                                                   -----------                 -----------
Net cash provided by (used in) continuing operations                 1,158,000                    (592,000)

Net cash used in discontinuing operations                           (1,309,000)                 (1,304,000)
                                                                   -----------                 -----------
Net decrease in cash                                                  (151,000)                 (1,896,000)

Cash and cash equivalents, beginning of period                         602,000                   2,468,000
                                                                   -----------                 -----------
Cash and cash equivalents, end of period                           $   451,000                 $   572,000
                                                                   ===========                 ===========

        The accompanying notes are an integral part of these statements.

                               SUCCESSORIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1.  DESCRIPTION OF THE BUSINESS

Successories, Inc. and its subsidiaries (collectively the "Company") design, manufacture, and market a diverse range of motivational and self-improvement products, most of which are the Company's own proprietary designs. The Company considers itself a single line of business with products that are marketed primarily under the Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), retail (Company-owned stores) - See Note 3 "Discontinued Operations", sales to franchisees and wholesale distribution channels.


NOTE 2.  BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared, without audit, in accordance with generally accepted accounting principles for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring matters) considered necessary for a fair presentation have been included.

The Company's fiscal year ends on the Saturday closest to January 31. References to the three and nine months ended November 2, 2002 and November 3, 2001, refer to the thirteen and thirty-nine weeks ended on the dates indicated.

Certain prior year amounts have been reclassified to conform with the current year presentation. The results of operations for the nine months ended November 2, 2002 are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2002.


NOTE 3:  DISCONTINUED OPERATIONS

On May 7, 2002 in the process of reviewing its strategic options, the Company decided to take immediate steps to develop and implement a plan to close all of its 100% owned retail stores. The 100% owned retail store segment, which has not been as profitable as the other segments in the past few years, reported a loss of $1,903,000 for the year-ended February 2, 2002 and is projected to have a loss in the current fiscal year.

As a result, in the second quarter ended August 3, 2002, the Company started negotiating early lease terminations and evaluating asset impairment charges related to the 100% owned retail stores. The results of operations and costs associated with the Company's plans to close the 100% owned retail stores have been reflected as discontinued operations in the accompanying consolidated financial statements.

The Company recorded disposal costs of $308,000 and $1,030,000 during the three and nine months ended November 2, 2002 respectively, for the lease termination contracts entered into to-date and asset impairment charges for certain stores with negative cash flow projections anticipated through store closing date.

Loss from discontinued operations is comprised of the following:


                                                   Three Months Ended
                                           --------------------------------
                                             November 2,       November 3,
                                                2002              2001
                                           -------------      -------------
    Operating loss                          $  367,000         $  595,000
    Asset impairment charges                       - -            363,000
    Lease termination costs                    308,000                - -
    Income tax expense                             - -                - -
                                             ----------        ----------
    Loss from discontinued operations       $  675,000         $  958,000
                                             ==========         ==========

                                                    Nine Months Ended
                                            -------------------------------
                                             November 2,       November 3,
                                                2002              2001
                                           -------------      -------------
    Operating loss                          $1,183,000         $1,531,000
    Asset impairment charges                   602,000            363,000
    Lease termination costs                    428,000                - -
                                            ----------         ----------
    Income tax expense                             - -            300,000
                                            ----------         ----------
    Loss from discontinued operations       $2,213,000         $2,194,000
                                            ==========         ==========


As of November 2, 2002 and February 2, 2002, the assets of discontinued operations were $709,000 and $1,815,000, and the liabilities were $460,000 and $706,000, respectively. The assets and liabilities of the discontinued operations have been included in the accompanying consolidated balance sheet.

Subsequent to third quarter ended November 2, 2002, the Company entered into lease termination contracts at two stores for $155,000 that will be recorded as expense in the fourth quarter and is in the process of pursuing early lease terminations at the remaining four stores. For the above mentioned four stores, the leases extend beyond the current fiscal year and costs associated will be dependent upon the terms and conditions of lease terminations to be negotiated with the landlords. The Company adopted the provisions of FASB No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," in the second quarter 2002. Under FASB No. 146, the exit costs are recorded when incurred rather than at the date of a commitment to a disposal plan. The additional disposal costs to be incurred are estimated to be approximately $367,000 for early lease terminations and other store closing related expenses. Actual lease termination costs will be determined by the lease termination agreements negotiated with the landlords and could vary significantly if the Company cannot terminate lease agreements before their scheduled maturity. The Company is targeting to complete its plans to close all of its 100% owned retail stores by the end of the current fiscal year 2002.

NOTE 4.  INVENTORIES

Inventories are comprised of the following:

                                                November 2,       November 3,
                                                   2002              2001
                                                -----------       -----------
    Finished goods - retail 100% owned stores   $  407,000         $  678,000
    Finished goods - corporate                   2,606,000          3,147,000
    Raw Materials - corporate                    1,887,000          1,763,000
                                                ----------         ----------
                                                 4,900,000          5,588,000
    Less: reserve for obsolescence                (722,000)          (583,000)
                                                ----------         ----------
                                                $4,178,000         $5,005,000
                                                ==========         ==========

NOTE 5.  DEBT

On June 20, 1997, the Company entered into a credit facility agreement with The Provident Bank (the "Bank"), amended most recently on September 11, 2002, the credit facility was comprised of a revolving credit loan, term loan and fixed rate loan. The revolving credit loan provides for maximum borrowings of $3,500,000 through January 1, 2003 and $3,000,000 thereafter, and the borrowing base is limited to 80% of eligible receivables plus 45% of eligible inventory. A commitment fee of 0.25% is payable on the daily unused amount of the maximum revolving credit. The facility expires in June 2003, and all borrowings under the facility are secured by substantially all the assets of the Company. The interest rate on the revolving credit loan borrowing is prime plus 2.0%. Interest is payable monthly. The interest rate on the outstanding revolving credit loan was 6.8% at November 2, 2002. As of November 2, 2002, available borrowings on the revolving credit loan were $1,599,000.

On June 13, 2002, the Company obtained an amendment to the credit facility to modify certain financial covenants, which were retroactive to the first quarter ended May 4, 2002. In addition, the amendment adjusted the borrowing base and the revolver limits, prospectively. In connection with this amendment, the Company agreed to provide the bank the option to exchange the stock warrants previously issued to the bank in exchange for a success fee equal to 2% of the gross sales price, in the event that the Company is sold.

In the prior year first quarter 2001, the Company pre-paid the entire outstanding Bank term loan and fixed rate loan balance in the amount of $3,590,000. The above noted loans had payment terms through June 2003. The Company recorded an extraordinary loss of $219,000 related to the early debt extinguishment in the prior year quarter ended May 5, 2001. The extraordinary loss represents the write-off of the unamortized debt discount associated with the term loan and fixed rate loan.

The credit facility agreement contains, among other provisions, requirements for maintaining certain earnings levels and financial ratios, limits on capital expenditures and additional indebtedness, and use of proceeds from certain equity offerings. At November 2, 2002, the Company was in compliance with all the debt covenant requirements of the credit facility agreement.

On September 11, 2002, the Company obtained approval to extend the step down in maximum borrowings from $3,500,000 to $3,000,000 on the revolving credit loan from October 31, 2002 to January 1, 2003. The Company requested this extension to provide for adequate revolving credit loan availability for the payout of projected lease termination costs related to the 100% Company owned retail stores, see Note 3 for further information.

The weighted average interest rates on cash interest expense for borrowings outstanding as of November 2, 2002 and November 3, 2001 were 6.8% and 8.7%, respectively.

NOTE 6.  SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures to the statements of cash flows are as follows:

                                                    Nine Months Ended
                                            ---------------------------------
                                             November 2,           November 3,
                                                2002                  2001
                                             -----------           -----------
Cash paid during the period for:
     Income taxes                            $  4,000              $  87,000
     Interest                                  80,000                120,000
Non-cash investing and financing
  Activities:
  Preferred stock dividends                  $164,000              $ 164,000
  Board of Director Fees                       76,000                     --

NOTE 7.  LOSS PER SHARE

The computations of basic and diluted loss per share are as follows:


                                                      Three Months Ended                     Nine Months Ended
                                                  --------------------------             ----------------------------
                                                  November 2,    November 3,             November 2,      November 3,
                                                     2002           2001                    2002             2001
                                                  -----------    -----------             -----------      -----------
NUMERATOR FOR LOSS FROM CONTINUING
OPERATIONS PER SHARE:
  Loss from continuing operations                 $  (315,000)   $  (813,000)            $(2,020,000)     $(3,753,000)
  Preferred stock dividends                           (55,000)       (55,000)               (165,000)        (165,000)
                                                  -----------    -----------             -----------      -----------
  Numerator for loss from continuing
  operations per share                            $  (370,000)   $  (868,000)            $(2,185,000)     $(3,918,000)
                                                  ===========    ===========             ===========      ===========
NUMERATOR FOR LOSS FROM DISCONTINUED
OPERATIONS PER SHARE:                             $  (675,000)   $  (958,000)            $(2,213,000)     $(2,194,000)
                                                  ===========    ===========             ===========      ===========
NUMERATOR FOR EXTRAORDINARY LOSS ON
EARLY EXTINGUISHMENT OF DEBT                      $        --    $        --             $        --      $  (219,000)
                                                  ===========    ===========             ===========      ===========
NUMERATOR FOR NET LOSS PER SHARE:
  Net loss                                        $  (990,000)   $(1,771,000)            $(4,233,000)     $(6,166,000)
  Preferred stock dividends                           (55,000)       (55,000)               (165,000)        (165,000)
                                                  -----------    -----------             -----------      -----------
  Numerator for net loss per share                $(1,045,000)   $(1,826,000)            $(4,398,000)     $(6,331,000)
                                                  ===========    ===========             ===========      ===========
DENOMINATOR FOR LOSS PER SHARE:

  Weighted average
    common stock shares                             9,525,633      9,252,812               9,490,127        9,241,355
                                                  ===========    ===========             ===========      ===========
BASIC AND DILUTED LOSS PER SHARE:
  Loss from continuing operations                 $     (0.04)   $     (0.10)            $     (0.23)     $     (0.43)
                                                  ===========    ===========             ===========      ===========
  Loss from discontinued operations               $     (0.07)   $     (0.10)            $     (0.23)     $     (0.24)
                                                 ===========    ===========             ===========      ===========
                                       10




  Extraordinary loss on early
  extinguishment of debt                          $        --    $        --             $        --      $     (0.02)
                                                  ===========    ===========             ===========      ===========
  Net loss                                        $     (0.11)   $     (0.20)            $     (0.46)     $     (0.69)
                                                  ===========    ===========             ===========      ===========

Stock options, warrants, and convertible preferred stock were not included in the computation of the diluted loss per share, due to their antidilutive effect on the loss per share.

NOTE 8.  SEGMENT AND RELATED INFORMATION

The Company has adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." This Statement establishes standards for the way public business enterprises report information about operating segments in annual financial statements and in interim financial reports issued to shareholders.

The Company's reportable segments are the various distribution channels used to market its products. The Company's products have similar purposes and uses in each channel of distribution, but profitability varies among the channels. The Company considers itself a single line of business with products that are marketed through direct marketing (catalog, electronic commerce and telemarketing), retail (Company-owned stores), wholesale and sales to franchisees channels. In addition, the Company generates revenue from providing framing services to outside corporate businesses on a contract fee basis. The Company has four reportable segments - Direct Marketing - Successories, Retail Company-owned stores - See Note 3 "Discontinued Operations," Sales to Franchisees and other segments (Wholesale, Contract Framing and Joint Venture retail stores). At the end of the first quarter in fiscal 2002, the Company discontinued contract framing services for third party products. Any future contract framing services shall be limited primarily to large and multiple unit production runs.

The accounting policies of the reportable segments are the same as those described in Note 2 of Notes to Consolidated Financial Statements in the Company's 10-K. The Company evaluates the performance of its operating segments based on income (loss) before other income (expense), income taxes and extraordinary item.

Summarized financial information concerning the Company's reportable segments is shown in the following table. The "Corporate" row includes corporate related items not allocated to reportable segments.


                                                 Net            Segment         Total           Capital         Depreciation
                                                Sales         Profit (Loss)     Assets       Expenditures     and Amortization
                                                -----         -------------     ------       ------------     ----------------
THREE MONTHS ENDED NOVEMBER 2, 2002:
Direct Marketing Successories                $ 6,586,000      $   654,000     $ 6,353,000       $     --          $   66,000
Sales to Franchisees                             774,000           80,000         629,000             --               3,000
Other segments                                   554,000          195,000         673,000          3,000               8,000
Corporate                                             --       (1,244,000)      3,747,000          5,000             298,000
                                             -----------      -----------     -----------       --------          ----------
CONTINUING OPERATIONS                        $ 7,914,000      $  (315,000)    $11.402,000       $  8,000          $  375,000
                                             -----------      -----------     -----------       --------          ----------
Retail 100% owned stores                     $   964,000      $  (675,000)    $   709,000       $     --          $   48,000
                                             -----------      -----------     -----------       --------          ----------
THREE MONTHS ENDED NOVEMBER 3, 2001:
Direct Marketing Successories                $ 6,473,000      $   769,000     $ 8,215,000       $  6,000          $   67,000
Sales to Franchisees                           1,348,000          104,000       1,122,000             --               3,000
Other segments                                   666,000          (48,000)        759,000             --               9,000
Corporate                                             --       (1,638,000)      9,242,000         42,000             474,000
                                             -----------      -----------     -----------       --------          ----------
CONTINUING OPERATIONS                        $ 8,487,000      $  (813,000)    $19,338,000       $ 48,000          $  553,000
                                             -----------      -----------     -----------       --------          ----------
Retail 100% owned stores                     $ 1,395,000      $  (958,000)    $ 1,960,000       $ 29,000          $  494,000
                                             -----------      -----------     -----------       --------          ----------
NINE MONTHS ENDED NOVEMBER 2, 2002:
Direct Marketing Successories                $20,079,000      $ 1,933,000     $ 6,353,000       $ 12,000          $  202,000
Sales to Franchisees                           1,888,000          107,000         629,000             --               9,000
Other segments                                 1,635,000          315,000         673,000          8,000              28,000
Corporate                                             --       (4,375,000)      3,747,000         10,000           1,174,000
                                             -----------      -----------     -----------       --------          ----------
CONTINUING OPERATIONS                        $23,602,000      $(2,020,000)    $11,402,000       $ 30,000          $1,413,000
                                             -----------      -----------     -----------       --------          ----------
Retail 100% owned stores                     $ 3,897,000      $(2,213,000)$       709,000       $  3,000          $  836,000
                                             -----------      -----------     -----------       --------          ----------
NINE MONTHS ENDED NOVEMBER 3, 2001:
Direct Marketing Successories                $20,413,000      $ 1,671,000     $ 8,215,000       $ 53,000          $  201,000
Sales to Franchisees                           3,274,000          172,000       1,122,000             --               7,000
Other segments                                 2,363,000          114,000         759,000             --              37,000
Corporate                                             --      $(5,929,000)      9,242,000        143,000           1,466,000
                                             -----------      -----------     -----------       --------          ----------
CONTINUING OPERATIONS                        $26,050,000      $(3,972,000)    $19,338,000       $196,000          $1,711,000
                                             -----------      -----------     -----------       --------          ----------
Retail 100% owned store                      $ 4,611,000      $(2,194,000)$     1,960,000       $ 60,000          $  988,000
                                             -----------      -----------     -----------       --------          ----------

The Company utilizes its facilities and the majority of its assets interchangeably among each distribution channel. Assets that relate specifically to a reportable segment have been included in the above table. Assets identified to the reportable segments are primarily cash, receivables, inventory, prepaid catalogs, property and equipment, and intangibles. The assets of the discontinued operations of the retail 100% owned stores have been included in the accompanying consolidated balance sheet.

The following table presents the details for "Corporate":


                                                                    Three Months Ended                  Nine Months Ended
                                                                ---------------------------        -----------------------------
                                                                November 2,     November 3,        November 2,       November 3,
                                                                   2002            2001               2002              2001
                                                                -----------     -----------        -----------       -----------
Corporate administrative expenses                               $  903,000      $1,073,000         $3,156,000        $3,292,000
Unallocated depreciation and
   amortization expense                                            298,000         474,000          1,174,000         1,466,000
Other expenses                                                      39,000          91,000            147,000           252,000
Income tax expense (benefit)                                         4,000              --           (102,000)          700,000
Extraordinary loss on early debt extinguishment                         --              --                 --           219,000
                                                                ----------      ----------         ----------        ----------
                                                                $1,244,000      $1,638,000         $4,375,000        $5,929,000
                                                                ==========      ==========         ==========        ==========

Corporate administrative expenses are primarily charges for those functions not specifically attributable to any specific segment; these functions include the product development, merchandising, information systems, accounting, legal, human resource and executive departments. Included in the expenses associated with these functions are payroll and related costs, professional fees, information system maintenance costs, office occupancy costs, and property, casualty and directors and officers insurance.

The Company's operations are in the United States. No single foreign country or geographic area is significant to the consolidated operations. Long-lived assets are all located in the United States.

The Company's products include distinctive lines of wall decor, desktop accessories, books and stationery, personalized gifts and awards. In addition, the Company sells other motivational products supplied by third parties.

For the nine months ended November 2, 2002 and November 3, 2001, net product sales by product categories were as follows:

                                                     Nine Months Ended
                                             ----------------------------------
                                               November 2,        November 3,
                                                  2002               2001
                                               -----------        -----------
  Wall decor                                     43.7%               43.4%
  Desktop accessories                            18.9%               21.2%
  Books and stationery                           18.9%               19.1%
  Personalized gifts and awards                  18.5%               15.5%
  Other                                            - -                0.8%

NOTE 9.  NEW ACCOUNTING PRONOUNCEMENTS

During the second quarter ended August 3, 2002, the Company adopted FASB No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets." The provisions of FASB No. 144 were applied to the Company's plan to close all of its 100% owned retail stores. The operations of the Company's 100% owned retail stores can be distinguished from the rest of the entity and will be eliminated from the ongoing operations of the Company. Accordingly, the operations of the 100% owned retail stores, net of applicable income tax effect, have been presented as discontinued operations and prior period statements of operations have been reclassified accordingly. (See Note 3 for further information).

In May 2002, the Financial Accounting Standards Board issued FASB No. 145 "Recision of FASB Statements No. 4, 44 , and 64, Amendment of FASB Statement No. 13 and Technical Corrections," FASB No. 145 is effective for fiscal years beginning after May 14, 2002 unless adopted earlier. FASB 145 requires the stringent criteria of Accounting Principles Board No. 30 to be applied to debt extinguishments. Prior debt extinguishments that do not qualify will be reclassified as ordinary. FASB 145 also amends the requirements for certain lease modifications which result in a change in classification of the lease from a capital lease to an operating lease. In addition FASB 145 provides guidance regarding the trucking industry's deregulation that occurred in 1980. The Company has not yet adopted FASB 145. The adoption of FASB 145 will result in increasing the loss from continuing operations by $219,000, which was previously classified as an extraordinary item for the nine months ended November 3, 2001.

In June 2002, FASB No. 146 "Accounting for Costs Associated with Exit or Disposal Activities," was issued. FASB No. 146 covers accounting for costs associated with exit or long-lived asset disposal activities, such as restructurings, consolidation or closing of facilities, lease termination cost, and employee relocation or severance cost. FASB No. 146 replaces Emerging Issues Task Force (EITF) 94-3, and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Early application is encouraged. One of the provisions of FASB No. 146 changes the timing of when companies recognize costs associated with exit or disposal activities, so that the costs would generally be recognized when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company adopted FASB No. 146 in the second quarter of fiscal 2002. See Note 3 for a discussion of the discontinuance of the Company's 100% owned retail operations.

On October 3, 2002, FASB No. 147, "Acquisitions of Certain Financial Institutions" was issued. FASB No. 147 covers accounting for purchase transactions and intangible assets of financial institutions. FASB No. 147 is effective on October 1, 2003. The adoption of FASB No. 147 is not expected to have a material impact on the Company's results of operations or financial condition.

NOTE 10.  MANAGEMENT PLANS

Due to the continuing soft economic climate and the substantial loss before income taxes and extraordinary items of $5,712,000 sustained in fiscal 2001, the Company retained the professional services of Duff & Phelps, LLC, an investment banking and financial advisory firm. Duff & Phelps is currently assisting with the sale of the Company. Discussions continue with several prospective buyers, however, no assurance can be given that the sale of the Company shall be effected. Although efforts to sell the Company remains a priority, management has developed contingency plans to restructure and further reduce its expenses by the end of the current fiscal year, in the event the sale of the Company does not occur. Management has also entered into discussions with various financing sources for funding alternatives to its current credit facility which expires in June 2003. No assurance can be given that any restructuring plans undertaken by management will be successful, or that the Company will be able to secure additional capital or borrowings on terms acceptable to it, or at all.

The Company will continue its primary focus on sales growth in the direct marketing channel, support of its current franchisees and establishing additional wholesale outlets for the Company's products. In the process of reviewing its strategic options, the Company decided on May 7, 2002 to take immediate steps to develop and implement a plan to close all of its 100% owned retail stores, (See Note 3 for further information). At the end of the first quarter in fiscal 2002, the Company discontinued contract-framing services for third party products. Any future contract framing services shall be limited primarily to large and multiple unit production runs. Net sales and operating results for contract framing were not material in fiscal 2001.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with, and is qualified in its entirety by, the Consolidated Financial Statements and Notes thereto included elsewhere in this Report.

Successories designs, manufactures and markets a diverse range of motivational and self-improvement products, most of which are the Company's own proprietary designs. The Company's products include distinctive lines of wall decor, desktop accessories, books and stationery, and personalized gifts and awards. In-house designers create proprietary designs that can be used in conjunction with a wide variety of products. The Company will also customize products to fulfill customers' special needs.

The Company's products are marketed primarily under its Successories trade name through direct marketing (catalog, electronic commerce and telemarketing), retail channel (100% Company-owned stores), sales to franchisees and wholesale distribution. Although the Company utilizes multiple distribution channels for its products, the Company's products have similar purposes and uses in each channel of distribution. The profitability varies among products and distribution channels. The Company utilizes its facilities interchangeably for each distribution channel. Furthermore, the marketing channels are directed at a single customer base located primarily in North America. In addition, starting in fiscal 2000, the Company generated revenue from providing framing services to outside corporate businesses on a contract fee basis. At the end of the first quarter in fiscal 2002, the Company discontinued contract framing services for third party products. Any future contract framing services shall be limited primarily to large and multiple unit production runs. Net sales and operating results for contract framing were not material in fiscal 2001.

Due to the continuing soft economic climate and the substantial loss before income taxes and extraordinary items of $5,712,000 sustained in fiscal 2001, the Company retained the professional services of Duff & Phelps, LLC, an investment banking and financial advisory firm. Duff & Phelps is assisting with the sale of the Company. Discussions continue with several prospective buyers, however, no assurance can be given that the sale of the Company shall be effected. Although efforts to sell the Company remains a priority, management has developed contingency plans to restructure and further reduce its expenses by the end of the current fiscal year, in the event the sale of the Company does not occur. Management has also entered into discussions with various financing sources for funding alternatives to its current credit facility which expires in June 2003. No assurance can be given that any restructuring plans undertaken by management will be successful, or that the Company will be able to secure additional capital or borrowings on terms acceptable to it, or at all.

The Company will continue its primary focus on sales growth in the direct marketing channel, support of its current franchisees and establishing additional wholesale outlets for the Company's products. In the process of reviewing its strategic options, the Company decided on May 7, 2002 to take immediate steps to develop and implement a plan to close all of its 100% owned retail stores (See Note 3 in the accompanying financial statements for further information). The results of operations and costs incurred to-date associated with the Company's plan to close the 100% owned retail stores have been reflected as discontinued operations in the accompanying consolidated financial statements.

For the three and nine months ended November 2, 2002 and November 3, 2001, net product sales for the various distribution channels, as a percentage of total net product sales, were as follows:


                                                        Three Months Ended                Nine Months Ended
                                                    --------------------------        ---------------------------
                                                    November 2,    November 3,        November 2,     November 3,
                                                       2002           2001               2002            2001
                                                    -----------    -----------        -----------     -----------
  Direct marketing - Successories                      74.2%          65.5%              73.0%          66.6%
  Retail 100% Company-owned stores                     10.9%          14.1%              14.2%          15.0%
  Sales to franchisees                                  8.7%          13.6%               6.9%          10.7%
  Other channels                                        6.2%           6.8%               5.9%           7.7%

The gross profit margins for direct marketing and retail channels vary due to differences in product mix and volume discounts based on order size. The gross profit margin for sales to the franchisees is lower than the direct marketing and retail channels since these sales are generally made at wholesale prices.


RESULTS OF OPERATIONS

The following table sets forth the results of operations for the three months and nine months ended November 2, 2002 and November 3, 2001:


                                                   (Dollars in thousands)
                                                     Three Months Ended                     Increase (Decrease)
                                          ----------------------------------------          -------------------
                                          November 2, 2002     November 3, 2001
                                          ----------------     ----------------
                                          Amount       %        Amount         %            Amount         %
                                          ------       -        ------         -            ------         -
     Net product sales                    $ 7,914    100.0%     $ 8,487      100.0%        $  (573)       (6.8)
     Cost of goods sold                     3,933     49.7        4,581       54.0            (648)      (14.1)
                                          -------    -----      -------      -----         -------      ------
     Gross profit on product sales          3,981     50.3        3,906       46.0              75         1.9
     Fees, royalties and other income         298      3.8          286        3.4              12         4.2
                                          -------    -----      -------      -----         -------      ------
     Gross margin                           4,279     54.1        4,192       49.4              87         2.1
     Operating expenses                     4,551     57.5        4,914       57.9            (363)       (7.4)
                                          -------    -----      -------      -----         -------      ------
     Loss from continuing operations
     before other expenses and taxes         (272)    (3.4)        (722)      (8.5)            450        62.3
     Interest and other expenses               39      0.5           91        1.1             (52)      (57.1)
                                          -------    -----      -------      -----         -------      ------
     Loss from continuing operations
     before income taxes                     (311)    (3.9)        (813)      (9.6)            502        61.7
     Income tax expense (benefit)               4      0.1           --         --               4       100.0
                                          -------    -----      -------      -----         -------      ------
     Loss from continuing operations         (315)    (4.0)        (813)      (9.6)            498        61.3
     Loss from discontinued operations       (675)    (8.5)        (958)     (11.3)            283        29.5
                                          -------    -----      -------      -----         -------      ------
     Net loss                             $  (990)   (12.5)     $(1,771)     (20.9)        $   781        44.1
                                          =======    =====      =======      =====         =======      ======

                                                     Nine Months Ended                     Increase (Decrease)
                                          ----------------------------------------          -------------------
                                          November 2, 2002     November 3, 2001
                                          ----------------     ----------------
                                          Amount       %        Amount         %            Amount         %
                                          ------       -        ------         -            ------         -

     Net product sales                    $23,602    100.0%     $26,050      100.0%        $(2,448)       (9.4)
     Cost of goods sold                    11,740     49.7       13,200       50.7          (1,460)      (11.1)
                                          -------    -----      -------      -----         -------      ------
     Gross profit on product sales         11,862     50.3       12,850       49.3            (988)       (7.7)
     Fees, royalties and other income         714      3.0          795        3.1             (81)      (10.2)
                                          -------    -----      -------      -----         -------      ------
     Gross margin                          12,576     53.3       13,645       52.4          (1,069)       (7.8)
     Operating expenses                    14,551     61.6       16,446       63.1          (1,895)      (11.5)
                                          -------    -----      -------      -----         -------      ------
     Loss from continuing operations
     before other expenses and taxes       (1,975)    (8.3)      (2,801)     (10.7)            826        29.5
     Interest and other expenses              147      0.6          252        1.0            (105)      (41.7)
                                          -------    -----      -------      -----         -------      ------
     Loss from continuing operations
     before income taxes                   (2,122)    (8.9)      (3,053)     (11.7)            931        30.5
     Income tax expense (benefit)            (102)    (0.4)         700        2.7            (802)     (114.6)
                                          -------    -----      -------      -----         -------      ------
     Loss from continuing operations       (2,020)    (8.5)      (3,753)     (14.4)          1,733        46.2
     Loss from discontinued operations     (2,213)    (9.4)      (2,194)      (8.4)            (19)       (1.0)
                                          -------    -----      -------      -----         -------      ------
     Loss before extraordinary item        (4,233)   (17.9)      (5,947)     (22.8)          1,714        28.8
     Extraordinary loss                        --      --           219       (0.8)           (219)     (100.0)
                                          -------    -----      -------      -----         -------      ------
     Net loss                             $(4,233)   (17.9)     $(6,166)     (23.6)        $ 1,933        31.3
                                          =======    =====      =======      =====         =======      ======

THREE MONTHS ENDED NOVEMBER 2, 2002 (THIRD QUARTER 2002), COMPARED TO THREE MONTHS ENDED NOVEMBER 3, 2001 (THIRD QUARTER 2001)

Net product sales were $7,914,000 in the current year third quarter ended November 3, 2002, compared to $8,487,000 for the corresponding prior year third quarter ended November 3, 2001. The $573,000 or 6.8% decrease in net sales was comprised of sales to franchisees of $574,000 or 42.6%, and other channels of $112,000 or 16.8%; offset by increase in direct marketing Successories sales of $113,000 or 1.7%. The net sales and operations of the retail 100% owned stores are reported separately as discontinued operations on the accompanying consolidated statements of operations and comprehensive loss.

The Company's direct marketing Successories sales in the third quarter 2002 were 1.7% higher than prior year third quarter 2001. The Company increased it's overall catalog circulation in the current year third quarter 2002 by 22%, which was primarily in the prospect catalog circulation. As a result, direct marketing sales from catalogs mailed in third quarter 2002 increased by 28% which was offset by a decrease in sales resulting from 16% fewer catalogs mailed in the first and second quarter 2002, in comparison to 2001. The decrease in sales to franchisees can be primarily attributed to 15 fewer stores in operation in the current year in comparison to prior year. The Company continues to refine the prospect catalog circulation strategy, aggressively target opportunities in niche markets and focus on increasing customer re-buy rates. The decrease in net sales in the other channels from year to year can be primarily attributed to the Company's decision made in first quarter 2002 to discontinue contract framing services for third party products, and one fewer joint venture retail store in operation in the current year; offset by increase in the sales of wholesale channel as a result of new customer sales.

Gross margin increased in the current year third quarter 2002 to $4,279,000 from $4,192,000 in the prior year third quarter 2001. Even though sales declined, gross margin increased in the current year as a result of higher gross profit percentage. The improvement in gross profit is the result of change in channel sales mix and lower material costs. Also, the lower sales volume in the current year has not significantly impacted the fixed product costs per unit due to various manufacturing cost reduction efforts undertaken by the Company.

Operating expenses decreased in the current year third quarter 2002 to $4,551,000 from $4,914,000 in the prior year third quarter 2001. The decrease in operating expenses from year to year of $363,000 is primarily in corporate payroll expenses related to workforce reductions initiated in the third quarter 2001 and the second quarter 2002, variable operating expenses as a result of lower sales volume, and due to certain additional charges recorded in the prior year third quarter related to severances and discontinuance of warehouse management system; offset by higher advertising costs in the current year third quarter as a result of increase in catalog circulation.

In the second quarter 2002, the Company decided to take immediate steps to close all of its 100% owned retail stores and as a result began negotiating early lease terminations with the various landlords. In accordance with FASB No. 144, the Company has reflected separately the results of operations of the 100% owned retail stores as discontinued operations. During the third quarter 2002, the Company recorded $308,000 in disposal costs related to lease termination contracts. Subsequent to third quarter 2002, the Company entered into lease termination contracts at two stores and is in the process of pursuing early lease terminations at the remaining four stores. For the above mentioned four stores, the leases extend beyond the current fiscal year. Actual lease termination costs will be determined by the lease termination agreements negotiated with the landlords and could vary significantly if the Company cannot terminate lease agreements before their schedule maturity.

The net loss was $990,000 in the current year third quarter 2002, compared to $1,771,000 in the corresponding prior year third quarter 2001. The loss from continuing operations improved from the prior year, in spite of lower sales volume, as a result of improved gross margin and streamlining of operating expenses.

NINE MONTHS ENDED NOVEMBER 2, 2002 (YEAR-TO-DATE 2002), COMPARED TO NINE MONTHS ENDED NOVEMBER 3, 2001 (YEAR-TO-DATE 2001)

Net product sales were $23,602,000 year-to-date for the nine months ended November 2, 2002, compared to $26,050,000 for the corresponding prior year nine months ended November 3, 2001. The $2,448,000 or 9.4% decrease in net sales was comprised of direct marketing Successories of $334,000 or 1.6%, sales to franchisees of $1,386,000 or 42.3%, and other channels of $728,000 or 30.8%. The net sales and operations of the 100% owned retail stores are reported separately as discontinued operations on the accompanying consolidated statements of operations and comprehensive loss.

The decrease in direct marketing net sales of 1.6% is primarily due to a 5% reduction in catalog circulation in the current year. The circulation reduction reflects a refined catalog circulation strategy of increased customer catalog circulation and reduced prospect catalog circulation. The prospect catalog circulation was reduced in the first and second quarter of the current year due to lower response rates experienced in 2001. The refined catalog circulation strategy resulted in a positive impact to the operating profit of the direct marketing channel as a result of improved return on the catalog advertising costs. The Company has started to experience better response rates than the prior year for prospect catalogs and as a result increased circulation beginning in third quarter 2002 in comparison to the prior year third quarter. Internet sales, which are included in the direct marketing Successories channel, increased by 15.8% from year to year. Internet sales represented 26.8% of the total direct marketing sales in the current year and were 22.8% in the prior year. The Internet continues to be a significant marketing and sales opportunity for the Company. The decrease in sales to franchisees can be primarily attributed to 15 fewer stores in operation in the current year in comparison to prior year. The decrease in net sales in the other channels from year to year can be primarily attributed to the Company's decision made in the first quarter 2002 to discontinue contract framing services for third party products, and two fewer joint venture retail stores in operation in the current year.

Gross margin decreased in the current year to $12,576,000 from $13,645,000 in prior year. The decrease in gross margin can be primarily attributed to a decline in net sales from year to year. The gross profit, as a percentage of net sales, was higher in the current year as a result of change in channel sales mix and lower material costs; offset by negative impact of product discounting in the first and second quarter of the current year in comparison to prior year. The Company continues to evaluate promotional and permanent discounting of various products to encourage consumer spending. The lower sales volume in the current year has not significantly impacted the fixed product costs per unit due to various manufacturing cost reduction efforts undertaken by the Company.

Operating expenses decreased in the current year to $14,551,000 from $16,446,000 in the prior year. The decrease in operating expenses from year to year of $1,895,000 is primarily in catalog advertising costs due to reduced and refined catalog circulation, variable operating expenses as a result of lower sales volume, corporate payroll expenses related to workforce reductions instituted in the third quarter 2001 and the second quarter 2002, and due to certain additional charges recorded in the prior year related to bad debt reserves for franchisee related receivables and discontinuance of warehouse management system.

In the current year income tax benefit, net, of $102,000 includes an income tax benefit of $106,000 related to income tax refund claims approved and received from amended state returns. In the prior year second quarter 2001, the Company recorded an income tax expense of $700,000 to increase the valuation allowance associated with the deferred tax asset balance. As a result of the challenging economic environment, the Company's management determined that the valuation allowance should be increased due to the reduced likelihood that all the benefits of the deferred tax asset related to the net operating loss (NOL) carryforwards would be fully utilized before they expire.

In the second quarter 2002, the Company decided to take immediate steps to close all of its 100% owned retail stores and as a result began negotiating early lease terminations with the various landlords. In accordance with FASB No. 144, the Company has reflected separately the results of operations of the 100% owned retail stores as discontinued operations. During the nine months ended November 2, 2002, the Company recorded $1,030,000 in disposal costs related to lease termination contracts entered to-date and asset impairment charges for certain stores with negative cash flow projections anticipated through store closing date.

In the prior year first quarter 2001, the Company recorded an extraordinary loss of $219,000 related to early debt extinguishment. As a result of pre-payment of the term loan and fixed rate loan with the Company's bank, the Company recorded an additional expense to write-off the unamortized debt discount associated with the term loan and fixed rate loan.

In the current year the Company had a net loss of $4,233,000, in comparison to a net loss of $6,166,000 in the prior year. The improved operating results, in spite of lower sales volume, can be attributed to improved gross margin, the Company's efforts to streamline operating expenses and utilization of cost-effective marketing strategies to improve the operating results of the Company. For the nine months ended November 2, 2002, the Company's loss from continuing operations was reduced by 46.2%, even though, net sales declined by 9.4%.


LIQUIDITY AND CAPITAL RESOURCES

The Company's ongoing cash requirements are for working capital, capital expenditures and debt service. The Company expects to rely on cash generated from its operations, supplemented by borrowings available on its revolving credit loan, to fund its cash requirements.

Operating activities provided cash of $823,000 in the current year for the nine months ended November 2, 2002, compared to $1,391,000 in the prior year for the nine months ended November 3, 2001. The decrease in cash provided from operating activities can be attributed primarily to the net change in asset and liability balances from year to year, offset by improvement in operating results in the current year. The change in assets and liabilities balances was more significant in the prior year 2001 due to the decline in sales as a result of the downturn in the economy which was experienced starting in February 2001, therefore, receivables and inventory balances decreased due to sales decline, and payables balance increased with extending payment terms.

Investing activities used cash of $3,000 for the nine months ended November 2, 2002, compared to used cash of $141,000 for the nine months ended November 3, 2001. The principal use of cash in investing activities is capital expenditures and the source of cash is proceeds from sales of property and equipment. The capital expenditures in prior year were primarily related to corporate computer systems upgrades and additional internet website costs. The Company's current credit facility limits capital expenditures to $1 million for the fiscal year.

Financing activities provided cash of $338,000 for the nine months ended November 2, 2002, compared to used cash of $1,842,000 for the nine months ended November 3, 2001. Planned debt repayments on the term note and net repayments on the revolving credit loan were the principal uses of cash. Proceeds from net borrowings on the revolving credit loan were the primary source of cash. In the prior year first quarter 2001, the Company prepaid its term loan and fixed rate loan with the bank as planned in an effort to strengthen the Company's balance sheet and debt to equity position. The above noted loans had payment terms through June 2003.

On June 13, 2002, the Company obtained an amendment to the credit facility to modify certain financial covenants which were retroactive to the first quarter ended May 4, 2002. In addition, the amendment adjusted the borrowing base and the revolver limits, prospectively. In connection with this amendment, the Company agreed to provide the bank the option to exchange the stock warrants previously issued to the bank in exchange for a success fee equal to 2% of the gross sales price, in the event that the Company is sold.

On September 11, 2002, the Company obtained approval to extend the step down in maximum borrowings from $3,500,000 to $3,000,000 on the revolving credit loan from October 31, 2002 to January 1, 2003. The Company requested this extension to provide for adequate revolving credit loan availability for the payout of projected lease termination costs related to the 100% Company-owned retail stores, See Note 3 in the accompanying financial statements for further information.

At November 2, 2002, the Company was in compliance with all the debt covenants of the credit facility agreement and the available borrowings on the revolving credit loan were $1,599,000. In the absence of the sale of the Company, but no later than the end of the fiscal year, the Company shall implement its plan to restructure and further reduce its expenses. The Company will continue discussions with its existing and new financing sources to replace its current credit facility which expires in June 2003. No assurance can be given that any restructuring plans undertaken by management will be successful or that the Company will be able to secure additional capital or borrowings on terms available to it or at all.

The Company believes that internally generated funds and the credit facility, as discussed above, will be sufficient to meet its current operating needs, including funds required to close all of the 100% owned retail stores, fund debt service and make anticipated capital expenditures.


SEASONALITY

The Company's business is subject to seasonal variations in demand. Historically, a significant portion of the Company's sales and net income have been realized during the period from October through January. The effects of seasonality are greater in the Company's retail operations and sales to franchisees than the other segments of its business, the impact of which will diminish going-forward as the Company closes all of its 100% owned retail stores and with fewer franchisee stores in operation. Most operating expenses are incurred evenly throughout the year, although some selling and administrative expenses are variable depending on sales, and direct marketing catalog advertising expenses as a percentage of sales are generally higher in the first calendar quarter due to more prospecting. The Company's quarterly operating results may also vary depending upon such factors as catalog mailings and the timing of new product introductions and promotions by the Company. Historically, the Company's cash requirements generally reach a seasonal peak in the second half of the fiscal year to finance increased inventory levels needed to meet the third and fourth quarter sales demand.


INFLATION

The Company does not believe that inflation has had a material impact on its operations.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Form 10-Q report contains forward-looking statements which the Company believes are within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be deemed to include, among other things, statements relating to anticipated financial performance, the management team, management's long-term performance goals, channels, programs to reduce costs and enhance asset utilization, banking arrangement and terms, realization of deferred tax assets, as well as statements relating to the Company's operational and growth strategies. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be accurate, and actual results could differ materially from those addressed in forward-looking statements contained in this Form 10-Q report. Potential risks and uncertainties include such factors as the financial strength of the economy, and the retail and catalog industries in general, changes in consumer confidence, the level of spending on motivational-type products, the competitive pricing environment within the markets that the Company distributes its products, the level of the Company's success in continuing to control costs and the Company's ability to increase certain margins through economies of scale. Additional risks and uncertainties include the Company's ability to develop and introduce successful new products, generate funds sufficient to meet its current operating and capital needs, sale of the Company, successfully exit the retail channel (100% Company-owned stores), and ability to extend its current or obtain a new credit facility. Investors are also directed to consider other risks and uncertainties discussed in the Company's public announcements, reports to shareholders and documents filed by the Company with the Securities and Exchange Commission, including but not limited to Reports on Forms 10-K, 8-K and 10-Q. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances that may arise after the date on this report.


ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to market risk associated with adverse changes in interest rates and foreign currency exchange rates, but does not hold any market risk sensitive instruments for trading purposes. The Company uses variable rate debt, as described in Note 5 of the Notes to Consolidated Financial Statements. At November 2, 2002, principal exposed to interest rate risk is limited to $1,901,000 in variable rate debt. The variable rate debt level varies periodically, and the maximum borrowing allowed at November 2, 2002 was $3,500,000 and subsequent to January 1, 2003 will be limited to $3,000,000. The impact of a 1% change in interest rates on the variable rate debt is approximately $19,000. The Company's exposure to foreign currency exchange rate risk relates primarily to the financial position and results of operations in Canada. The Company's exposure to foreign currency exchange rate risk is difficult to estimate due to factors such as balance sheet accounts, and the existing economic uncertainty and future economic conditions in the international marketplace. The Company does not expect significant impact from foreign currency exchange rate risk. The Company's Canadian operations annual sales are approximately $2,000,000.


ITEM 4.  CONTROLS AND PROCEDURES

a) Evaluation of disclosure controls and procedures. The Company's Chief Executive and Chief Financial Officers have concluded, based on their evaluation within 90 days before the filing date of this quarterly report, that the Company's "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-14(c) and 15-d-14(c)) are effective to ensure that information required to be disclosed in the periodic reports that the Company files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Changes in internal controls. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect the Company's disclosure controls and procedures subsequent to the date of the previously-mentioned evaluation.

                           PART II. OTHER INFORMATION


ITEM 1.  LEGAL PROCEEDINGS


The Company was named as a defendant in a case filed by Pyramid Company of Buffalo ("Plaintiff"). Pyramid Company of Buffalo v Successories, Inc. (Index No. 2002-8509) was filed in the State of New York Supreme Court in the County of Erie on August 15, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $9,415.27 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The Company paid all past due rents sought and the parties are involved in settlement negotiations.

The Company was named as a defendant in a case filed by EKLECCO L.L.C. ("Plaintiff"). EKLECCO L.L.C. v Successories, Inc. (Index No. 2002-5591) was filed in the State of New York Supreme Court in the County of Erie on August 14, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $11,513.47 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The Company paid all past due rents sought and the parties are involved in settlement negotiations.

The Company was named as a defendant in a case filed by Pyramid Crossgates Company ("Plaintiff"). Pyramid Crossgates Company v Successories, Inc. (Index No. 2002-5653) was filed in the State of New York Supreme Court in the County of Erie on August 14, 2002. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought the sum of $10,992.96 as and for past due rents; all rents that may accrue; and such other and further relief as seems just and proper to the Court. The Company paid all past due rents sought and the parties are involved in settlement negotiations.

The Company was named as a defendant in a case filed by Scottsdale Fashion Square Partnership ("Plaintiff"). Scottsdale Fashion Square Partnership v Celex Group, Inc. (now Successories, Inc.) (No. CV2002-016540) was filed in the Superior Court of the State of Arizona in the County of Maricopa. Plaintiff alleged that the Company entered into a lease agreement with Plaintiff and was in default under the lease agreement due to failure to pay rent. Plaintiff sought an order for immediate possession of the premises and all fixtures, trade fixtures, and tenant improvements; a writ of restitution; the sum of $17,231.46 for unpaid rent, accrued interest and late charges; interest on unpaid rent and late charges at the rate of 18% per annum; all rents that accrue with interest at the rate of 18% per annum, late charges at the rate of 5%, plus applicable rental tax thereon at the rate of 1.9%, court costs with interest thereon at the rate of 10% per annum; and such other further relief as the Court deemed just and proper. The parties settled the matter by entering into a Mutual Release and Cancellation of Lease Agreement dated November 8, 2002.

Except as noted above, there are no other material pending legal proceedings against the Company. The Company is, however, at times involved in routine litigation arising in the ordinary course of its business and, while the results of such proceedings cannot be predicted with certainty, the Company believes that the final outcome of such matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a)      See Index to Exhibits immediately following the Signatures page.

(b) No reports on Form 8-K have been filed during the three months ended November 2, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SUCCESSORIES, INC.
                                    (Registrant)

Date:      December 17, 2002        By:  /s/ Gary J. Rovansek
                                       -----------------------------------------
                                       Gary J. Rovansek
                                       President, Chief Executive Officer and
                                       Director (Principal Executive Officer)

Date:      December 17, 2002        By:  /s/ John C. Carroll
                                       -----------------------------------------
                                       John C. Carroll
                                       Senior Vice President, Chief Financial
                                       Officer and Chief Operating Officer
                                       (Principal Financial and Accounting
                                       Officer)

CERTIFICATION

I, Gary J. Rovansek, President, Chief Executive Officer and Director of Successories, Inc., certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Successories, Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

                  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

         6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  December 17, 2002                    /s/ GARY J. ROVANSEK

                                            Gary J. Rovansek
                                            President, Chief Executive Officer
                                            and Director,
                                            (Principal Executive Officer)

CERTIFICATION

I, John C. Carroll, Senior Vice President, Chief Financial and Chief Operating Officer of Successories, Inc., certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Successories, Inc.;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

                  c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

         6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 17, 2002                    /s/ JOHN C. CARROLL

                                            John C. Carroll
                                            Senior Vice President, Chief
                                            Financial and Chief Operating
                                            Officer (Principal Financial and
                                            Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit No.                                 Description
-----------                                 -----------

3.1 Articles of Incorporation of Registrant - Amended and Restated as of October 28, 1999 (12)

3.2      By-laws of Registrant (9)

3.3 Amended and Restated Certificate of Designation of Series A and Series B Convertible Preferred Stock (10)

4.1      Specimen Common Stock Certificate (9)

4.2      Specimen Series A Convertible Preferred Stock Certificate (11)

4.3      Specimen Series B Convertible Preferred Stock Certificate (11)

10.1     Form of Franchising Agreement (9)

10.3     Successories, Inc. Amended and Restated Stock Option Plan (15)

10.4     Joint Venture Agreement with Morrison DFW, Inc. and related documents
         (1)

10.5 Indemnification Agreement dated April 7, 1999 between the Company and Arnold M. Anderson (8)

         Indemnification Agreements in the form filed were also entered into by the Messrs. Seamas T. Coyle, Timothy C. Dillon, C. Joseph LaBonte, Steven B. Larrick, Michael H. McKee, Mervyn C. Phillips, Jr., Guy E. Snyder, Gary J. Rovansek, R. Scott Morrison, Jr., Jack Miller, Howard
         I. Bernstein, Larry A. Hodges, and Leslie Nathanson Juris.

10.6 Common Stock Option Agreement granted to Arnold M. Anderson and Incentive Stock Option Agreement granted to Arnold M. Anderson (2) *

10.7(a)  Employment Agreement with Arnold M. Anderson dated March 1, 1996 (3) *

10.7(b) Amendment to Employment Agreement with Arnold M. Anderson dated March 1, 1996 (12) *

10.7(c) Amendment to Employment Agreement with Arnold M. Anderson dated January 14, 1997 (12) *

10.7(d) Addendum to Employment Agreement with Arnold M. Anderson dated February 16, 2000 (12) *

10.7(e) Amendment to Employment Agreement with Arnold M. Anderson dated October 1, 2001 (18) *

10.8     Employment Agreement with Michael H. McKee dated June 1, 1999 (9) *

10.9 Credit Agreement between the Company and The Provident Bank dated as of June 20, 1997 (4)

10.10 First Amendment to Credit Agreement between the Company and The Provident Bank dated as of July 16, 1997 (4)

10.11 Lease Agreement between LaSalle National Trust, N.A. as Trustee under Trust No. 120358 and Celex Group, Inc. (5)

10.12 Second Amendment to Credit Agreement between the Company and The Provident Bank dated as of May 14, 1998 (5)

10.13 Third Amendment to Credit Agreement between the Company and The Provident Bank dated as of September 1, 1998 (6)

10.14    Employment Agreement with Gary Rovansek dated October 29, 1998 (6)

10.15 Fourth Amendment to Credit Agreement between the Company and The Provident Bank dated as of April 28, 1999 (8)

10.16 Warrants to Purchase Common Stock of the Company granted to Provident Financial Group, Inc. dated as of April 29, 1999 (8)

10.17 Preferred Stock Purchase Agreement, dated as of May 28, 1999, by and among the Company and the investors (7)

10.18 Registration Rights Agreement, dated as of May 28, 1999, by and among the Company and the investors (7)

10.19 Preferred Stock Purchase Agreement, dated as of October 18, 1999, by and among the Company and the investors (10)

10.20 Amendment No. 1 to the Registration Rights Agreement, dated as of October 18, 1999, by and among the Company and the investors (10)

10.21 Fifth Amendment to Credit Agreement between the Company and The Provident Bank dated as of April 6, 2000 (13)

10.22 Sixth Amendment to Credit Agreement between the Company and The Provident Bank dated as of August 28, 2000 (14)

10.23 Joint Venture Agreement with Celebrating Excellence of Minnesota, Inc. and related documents (16)

10.24 Seventh Amendment to Credit Agreement between the Company and The Provident Bank dated as of September 4, 2001 (17)

10.25 Eighth Amendment to Credit Agreement between the Company and The Provident Bank dated as of December 3, 2001 (18)

10.26 Ninth Amendment to Credit Agreement between the Company and the Provident Bank dated as of June 13, 2002 (19)

10.27    Retention Agreement with Gary J. Rovansek dated August 20, 2002 (19)

10.28    Retention Agreement with John C. Carroll dated August 20, 2002 (19)

10.29    Retention Agreement with John F. Halpin dated August 20, 2002 (19)

10.30    Retention Agreement with Michael McKee dated August 20, 2002 (19)

10.31    Retention Agreement with Gregory J. Nowak dated August 20, 2002 (19)

10.32 Tenth Amendment to Credit Agreement between the Company and the Provident Bank dated as of September 11, 2002 (filed herewith)

10.33 Retention Agreement with James W. Brintnall dated December 5, 2002 (filed herewith)

21.1     Subsidiaries of the Registrant (filed herewith)

99.1     Certification of Chief Executive Officer (filed herewith)

99.2     Certification of Chief Financial Officer (filed herewith)
___________________________________
* Denotes management contract or compensatory plan or arrangement required to be filed as an exhibit.

(1) Previously filed with the Company's Annual Report on Form 10-K for the year ended April 30, 1994, and incorporated herein by reference.

(2) Previously filed with the Company's Annual Report on Form 10-K for the year ended February 3, 1996, and incorporated herein by reference.

(3) Previously filed with the Company's Form 10-Q Report for the quarter ended August 3, 1996, and incorporated herein by reference.

(4) Previously filed with the Company's Form 10-Q Report for the quarter ended November 1, 1997, and incorporated herein by reference.

(5) Previously filed with the Company's Form 10-Q Report for the quarter ended May 2, 1998, and incorporated herein by reference.

(6) Previously filed with the Company's Form 10-Q Report for the quarter ended October 31, 1998, and incorporated herein by reference.

(7) Previously filed with the Company's Current Report on Form 8-K filed on June 10, 1999, reporting date of event June 7, 1999, and incorporated herein by reference.

(8) Previously filed with the Company's Form 10-Q Report for the quarter ended May 1, 1999, and incorporated herein by reference.

(9) Previously filed with the Company's Form 10-Q Report for the quarter ended July 31, 1999, and incorporated herein by reference.

(10) Previously filed with the Company's Current Report on Form 8-K filed on November 4, 1999, reporting date of event October 18, 1999, and incorporated herein by reference.

(11) Previously filed with the Company's Form 10-Q Report for the Quarter ended October 30, 1999, and incorporated herein by reference.

(12) Previously filed with the Company's Annual Report on form 10-K for the year ended January 29, 2000, and incorporated herein by reference.

(13) Previously filed with the Company's Form 10-Q Report for the Quarter ended April 29, 2000, and incorporated herein by reference.

(14) Previously filed with the Company's Form 10-Q Report for the Quarter ended October 28, 2000, and incorporated herein by reference.

(15) Previously filed with the Company's Proxy Statement Schedule 14A filed on May 31, 2001, and incorporated herein by reference.

(16) Previously filed with the Company's annual report on Form 10-K for the year ended February 3, 2001, and incorporated herein by reference.

(17) Previously filed with the Company's Form 10-Q Report for the Quarter ended November 3, 2001, and incorporated herein by reference.

(18) Previously filed with the Company's Form 10-K Report for the year ended February 2, 2002, and incorporated herein by reference

(19) Previously filed with the Company's Form 10-Q Report for the quarter ended August 3, 2002, and incorporated herein by reference

                                                                      APPENDIX F


          INFORMATION RELATING TO THE DIRECTORS AND EXECUTIVE OFFICERS
             OF SUCCESSORIES, INC. AND S.I. ACQUISITION LLC AND THE
                        MEMBERS OF THE CONTRIBUTING GROUP

I.       DIRECTORS AND EXECUTIVE OFFICERS OF SUCCESSORIES, INC.

         THE NAME, POSITION, PRINCIPAL OCCUPATION OR EMPLOYMENT, BUSINESS ADDRESS AND MATERIAL OCCUPATIONS, POSITIONS, OFFICES OR EMPLOYMENT FOR THE PAST FIVE YEARS, OF EACH DIRECTOR AND EXECUTIVE OFFICER OF SUCCESSORIES, INC. ARE SET FORTH BELOW. The business address of each director and executive officer of Successories, Inc. (unless otherwise indicated) is c/o Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504. The business telephone number of each director and executive officer of Successories, Inc. is (630) 830-7200. All such directors and officers are citizens of the United States.

         Jack Miller has been the Chairman of the board since October 1999. Prior thereto, he was the founder, President and Chief Executive Officer of Quill Corporation from June 1956 to January 2000. Mr. Miller is also a member of the board's executive committee and director nominating committee. He also currently serves as Co-Chairman Emeritus of The Benida Group, LLC and Co-Chairman of Millbrook Properties LLC. Mr. Miller's business address is c/o The Benida Group, LLC, 485 Half Day Road, Suite 200, Buffalo Grove, Illinois 60089. During the last five years, Mr. Miller has not been convicted in a criminal proceeding or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Arnold Anderson has served as a director of Successories since October 1990 and is currently the Chairman Emeritus and Founder of Successories. From November of 1998 to October of 1999, Mr. Anderson served as a director and the Chairman of the Board of Successories. From June of 1998 to November of 1998, Mr. Anderson served as the Chairman of the Board, Director and Chief Executive Officer of Successories. From May 1997 to June of 1998, Mr. Anderson served as Chairman of the Board and Director of Successories. From June of 1995 to May of 1997, Mr. Anderson served as the CEO, Chairman of the Board and Director of Successories. From October 1990 to June of 1995, Mr. Anderson served as the Chief Executive Officer, President, Chairman of the Board and Director of Successories and its predecessor. Prior thereto, Mr. Anderson served as Chairman and President of the predecessors to Successories' subsidiaries. During the last five years, Mr. Anderson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Howard I. Bernstein has been a director since October 1999. Mr. Bernstein is a member of the board's audit and compensation and stock option committees. Mr. Bernstein is a Director and the President of Howard I. Bernstein, LTD, a consulting firm specializing in finance, mergers and acquisitions, since 1987. He is also currently the Treasurer, a director and a stockholder of J.H. Chapman Group, LTD. and a Principal and the Treasurer of J.H. Chapman Group, LLC. Mr. Bernstein's business address is c/o J. H. Chapman Group, LLC, 9700 Higgins, Suite 630, Rosemont, Illinois 60018. During the last five years, Mr. Bernstein has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Larry Hodges has been a director since 2000. Mr. Hodges is a member of the board's audit committee. Mr. Hodges is the President and Chief Executive Officer of Mrs. Fields Original Cookies, Inc. since March 1994, and a Director since April 1993. Mr. Hodges also serves as a Director of Ameristar Casinos, Inc. and Coinstar, Inc. Mr. Hodges's business address is c/o Mrs. Field's Cookies, 2855 East Cottonwood Parkway, Salt Lake City, Utah 84121. During the last five years, Mr. Hodges has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         R. Scott Morrison, Jr. has been a director since 1999. Mr. Morrison is a member of the board's compensation and stock option committee and director nominating committee. Mr. Morrison is a real estate developer and the owner, operator and investor in various hotel products and real estate entities since 1988. Mr. Morrison is the co-founder of and an investor in the Extended Stay America national hotel chain. Mr. Morrison's business address is c/o Morrison Properties, 243 N. E. Fifth Avenue, Delray Beach, Florida 33483. During the last five years, Mr. Morrison has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         Leslie Nathanson Juris has been a director since 2000. Ms. Juris is the founding partner of RNW Consulting, Inc., a consulting firm specializing in implementing strategy and managing complex organizational change. Prior to January 1, 1999, Ms. Juris was the managing director of RNW Consulting, Inc., a position held for more than five years. Ms. Juris business address is 4 Thorpe Way, Santa Fe, New Mexico 87506. During the last five years, Ms. Juris has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

         John C. Carroll has been our Interim President and CEO and Chief Financial and Operating Officer since February 13, 2003, and our Chief Financial and Operating Officer and a Senior Vice President since April 2001. Prior to April 2001, Mr. Carroll was Senior Vice President and Chief Financial Officer with Successories. Prior to April 2000, Mr. Carroll was the vice president of finance and operations of D&B Auto Radio, Inc. (a remanufacturer and distributor of after-market automotive electronics) since November 1993. During the last five years, Ms. Carroll has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

II.      EXECUTIVE OFFICER AND MANAGER OF S.I. ACQUISITION LLC.

         S.I. Acquisition is a manager-managed Illinois limited liability company that was formed on February 6, 2003, principally for the benefit of Jack Miller, members of his family and Howard I.

Bernstein for the sole purpose of engaging in the transactions set forth in the merger agreement. All of the outstanding units of S.I. Acquisition are owned by the Contributing Group.

         The sole executive officer of S.I. Acquisition LLC is Jack Miller. The sole indirect manager of S.I. Acquisition is Jack Miller (through an entity beneficially owned by Mr. Miller). The principal occupation or employment, business address and material occupations, positions, offices or employment during the past five years for Mr. Miller are described in Part I above.

III.     THE MEMBERS OF THE CONTRIBUTING GROUP

         The members of the Contributing Group are set forth in the table under "Special Factors--Interests of Certain Persons in the Merger--Continuing Equity Interests of the Contributing Group" on page 45. The principal occupation or employment, business address and material occupations, positions, offices or employment during the past five years for Messrs. Miller and Bernstein are as described in Part I above.

                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                             AURORA, ILLINOIS 60504


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints John C. Carroll and Gregory J. Nowak and each of them with power of substitution in each, as proxies to appear and vote, as designated below, all common and series B convertible preferred stock of Successories, Inc. held of record by the undersigned on __________, 2003, at the special meeting of shareholders of Successories, Inc. to be held on ______________, 2003, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would have if personally present, upon and in respect of the following matters and in accordance with the following instructions. Successories' board of directors, the disinterested directors and a special committee of independent directors recommend a vote FOR each proposal:


                                                                                   FOR             AGAINST         ABSTAIN
         1.    Approval and adoption of the Agreement and Plan of Merger, dated    [ ]               [ ]             [ ]
               as of February 13, 2003, between Successories, Inc. and S.I.
               Acquisition LLC and the consummation of the transactions
               contemplated thereby.


         2.    To grant discretionary authority to the attorneys and proxies       [ ]               [ ]             [ ]
               appointed to consider, act upon and transact such other business as may properly come before the special meeting or any
               adjournments or postponements thereof, including, without
               limitation, the right to adjourn or postpone the special meeting in order to solicit additional proxies.


         INSTRUCTION: IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU DO NOT NEED TO MARK ANY BOXES. IF YOU INDICATE SPECIFIC INSTRUCTIONS, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

         (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

         YOUR VOTE IS IMPORTANT


                  Dated this ____ day of ________________________________ , 2003


                  ______________________________________________________________
                  Signature


                  ______________________________________________________________
                  Printed Name

                  Please print, date and SIGN as name appears on proxy. When shares are held by joint tenants, both parties should print and sign. (When signing in a fiduciary or representative capacity, give full title as such.)

         PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.